Prospectus

	Class A	Class C	Class I	Class R6	Class Y
Delaware Ivy California Municipal High Income Fund (formerly, Ivy California Municipal High Income Fund)	IMHAX	IMHCX	IMHIX	n/a	IMHYX
Delaware Ivy Cash Management Fund (formerly, Ivy Cash Management Fund)	IAAXX	IACXX	n/a	n/a	n/a
Delaware Ivy Corporate Bond Fund (formerly, Ivy Corporate Bond Fund)	IBJAX	IBJCX	IBJIX	IBJNX	IBJYX
Delaware Ivy Crossover Credit Fund (formerly, Ivy Crossover Credit Fund)	ICKAX	n/a	ICKIIX	ICKNX	ICKYX
Delaware Ivy Emerging Markets Local Currency Debt Fund (formerly, Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund)	IECAX	IECCX	IECIX	IMMCX	IECYX
Delaware Ivy Government Securities Fund (formerly, Ivy Government Securities Fund)	IGJAX	IGJCX	IGJIX	IGJNX	n/a
Delaware Ivy High Yield Fund (formerly, Delaware Ivy PineBridge High Yield Fund)	IPNAX	n/a	IPNIX	IPNNX	n/a
Delaware Ivy International Small Cap Fund (formerly, Ivy International Small Cap Fund)	IVJAX	IVJCX	IVJIX	IVJRX	IVJYX
Delaware Ivy Multi-Asset Income Fund (formerly, Delaware Ivy Apollo Multi-Asset Income Fund)	IMAAX	IMACX	IMAIX	IMURX	IMAYX
Delaware Ivy Strategic Income Fund (formerly, Delaware Ivy Apollo Strategic Income Fund)	IAPOX	ICPOX	IIPOX	IRPOX	IYPOX
Delaware Ivy Total Return Bond Fund (formerly, Delaware Ivy Pictet Targeted Return Bond Fund)	IRBAX	IRBCX	IRBIX	IRBRX	n/a

January 28, 2022

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit ivyinvestments.com.

Fund summaries

Delaware Ivy California Municipal High Income Fund

(formerly, Ivy California Municipal High Income Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy California Municipal High Income Fund seeks to provide a high level of current income that is not subject to Federal and California income tax.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%		none		none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none
Maximum account fee	none		none		none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		Y
Management fees	0.52%		0.52%		0.52%		0.52%
Distribution and service (12b-1) fees	0.25%		1.00%		none		0.25%
Other expenses	0.56%		0.58%		0.69%		0.68%
Total annual fund operating expenses	1.33%		2.10%		1.21%		1.45%
Fee waivers and expense reimbursements	(0.53%)	[2]	(0.45%)	[2]	(0.61%)	[2]	(0.65%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.80%		1.65%		0.60%		0.80%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.80% for Class A shares; 1.65% for Class C shares; 0.60% for Class I shares; and 0.80% for Class Y shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	Y
1 year	$528	$168	$61	$82
3 years	$803	$615	$324	$395
5 years	$1,098	$1,088	$606	$730
10 years	$1,935	$2,198	$1,412	$1,679

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy California Municipal High Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of municipal securities with income payments that are exempt from Federal and California income taxes. These municipal securities primarily include obligations issued by the State of California and its subdivisions, authorities, instrumentalities and corporations. It is possible that up to 20% of the Fund’s net assets may be in securities that pay taxable income. A significant portion of the current income paid by the Fund may be a tax preference item for purposes of the Federal alternative minimum tax (AMT) (Tax Preference Item). (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations no longer are subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)

The Fund typically invests at least 50% of its total assets in medium- and lower-quality municipal securities that include securities rated BBB+ by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, in the Manager’s opinion, that are equivalent in quality. Such investments include non-investment grade debt securities, commonly called “high yield” or “junk” bonds, which typically are rated BBB- or lower by S&P or comparably rated by another NRSRO or, if unrated, of comparable quality. The Fund may invest up to 100% of its total assets in non-investment grade bonds.

The Fund may invest in higher-quality municipal securities at times when yield spreads are narrow and the Manager believes that the higher yields do not justify the increased risk, and/or when, in the opinion of the Manager, there is a lack of medium and lower-quality securities in which to invest.

After conducting a top-down (assessing the market environment) analysis, the Manager uses a research-oriented, bottom-up (researching individual issuers) credit-by-credit investment approach. The Manager considers a number of factors in selecting individual securities for the Fund’s portfolio, including the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, and the structure of the security, including whether it has a call feature.

The Fund primarily invests in revenue bonds: revenue bonds are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

The Fund may invest in PABs in general, in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education, transportation and special tax sectors, and in municipal securities of issuers located in the same geographical area.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund, including consideration of the security’s current credit quality. Additionally, the Manager may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy California Municipal High Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Fund summaries

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 3.44% for the quarter ended June 30, 2017, and its lowest quarterly return was -3.69% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 10/3/16‑12/31/21)	0.10%	3.96%	3.24%
Class A return after taxes on distributions (lifetime: 10/3/16‑12/31/21)	-0.15%	3.89%	3.15%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 10/3/16‑12/31/21)	1.09%	3.60%	3.00%
Class C return before taxes (lifetime: 10/3/16‑12/31/21)	1.77%	3.62%	2.89%
Class I return before taxes (lifetime: 10/3/16‑12/31/21)	2.83%	4.69%	3.95%
Class Y return before taxes (lifetime: 10/3/16‑12/31/21)	2.63%	4.48%	3.74%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/3/16‑12/31/21)*	1.52%	4.17%	3.26%
Bloomberg Municipal High Yield Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/3/16‑12/31/21)*	7.77%	7.53%	5.93%

* The Fund changed its primary broad-based securities index to the Bloomberg Municipal Bond Index as of November 15, 2021.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	November 2021
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	November 2021
Jake van Roden	Managing Director, Senior Portfolio Manager	November 2021

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A and C shares). If your shares are not held in a Direct Account, please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund summaries

Delaware Ivy Cash Management Fund

(formerly, Ivy Cash Management Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

At the close of business on September 30, 2021, the Fund closed to purchases by new investors, except for certain investors, such as those in certain advisory programs with specific financial intermediaries who have a written arrangement with the Fund’s distributor. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Fund’s liquidation date. Shareholders will receive at least 60 days’ notice of the Fund’s liquidation date.

What is the Fund’s investment objective?

Delaware Ivy Cash Management Fund seeks to provide current income consistent with maintaining liquidity and preservation of capital.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Class C shares of the Fund are not available for direct investments. The Fund's investment manager, Delaware Management Company (Manager), has agreed to voluntarily waive and/or reimburse fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Manager. There is no guarantee that the Fund will maintain a positive yield.

Shareholder fees (fees paid directly from your investment)

Class	A		C
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none		none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]
Maximum account fee	none		none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C
Management fees	0.33%	0.33%
Distribution and service (12b-1) fees	0.00%	1.00%
Other expenses	0.26%	0.23%
Total annual fund operating expenses	0.59%	1.56%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares if they were exchanged from Class A shares of another Ivy Fund that were purchased at net asset value (NAV) for $100,000 or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C
1 year	$60	$159
3 years	$189	$493
5 years	$329	$850
10 years	$738	$1,595

What are the Fund’s principal investment strategies?

Delaware Ivy Cash Management Fund seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. The Fund seeks, as well, to maintain a NAV of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 60 calendar days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Delaware Management Company (Manager), the Fund’s investment manager, may look at a number of factors in selecting securities for the Fund’s portfolio. These may include the credit quality of the particular issuer or guarantor of the security, along with the liquidity, maturity and yield, as well as the industry and/or sector of the issuer of the security. The Manager also must select securities for the Fund in compliance with the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7) that apply to money market funds.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

What are the principal risks of investing in the Fund?

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund is not intended as a complete investment program.

The Fund operates as a retail money market fund and only accounts beneficially owned by natural persons may be invested in the Fund. The Fund has adopted policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons.

Further, the Fund’s policies and procedures impose liquidity fees on redemptions or temporarily suspend redemptions (“gating”) if the Fund’s weekly liquid assets fall below a certain threshold and the Board of Trustees (Board) determines such actions to be in the best interest of the Fund. Among other requirements, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or gate redemptions for a period of not more than 10 business days.

The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Amortized cost risk — The risk that in the event that a fund’s board determines that the extent of the deviation between a fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the board will cause the fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of fund shares or liquidating the fund.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Fund summaries

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Cash Management Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance is not necessarily an indication of how it will perform in the future. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

The returns presented below for the Fund reflect the performance of Waddell & Reed Advisors Cash Management (the “Cash Management Predecessor Fund” or the “Predecessor Fund”) through February 26, 2018, and the performance of the Fund thereafter. The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets and liabilities of the Predecessor Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.

Prior to January 31, 2012, the Predecessor Fund’s investment objective was to provide maximum current income consistent with stability of principal. Effective as of January 31, 2012, the Predecessor Fund changed its investment objective to seeking to provide current income consistent with maintaining liquidity and preservation of capital.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 0.49% for the quarter ended March 31, 2019, and its lowest quarterly return was 0.00% for each quarter beginning with the quarter ended March 31, 2012 through the quarter ended September 30, 2016 and the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021. As of December 31, 2021 the 7-day yield was equal to 0.00%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class A	0.04%	0.79%	0.41%
Class C	0.04%	0.27%	0.18%

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Stephen M. Juszczyszyn	Managing Director, Senior Portfolio Manager	November 2021
Kathleen (Marnell) Burst	Vice President, Portfolio Manager	November 2021

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A and C shares). If your shares are not held in a Direct Account, please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount.

Fund summaries

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy Corporate Bond Fund

(formerly, Ivy Corporate Bond Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy Corporate Bond Fund seeks to provide current income consistent with preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%		none		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none	none
Maximum account fee	none		none		none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6	Y
Management fees	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.25%	1.00%	none	none	0.25%
Other expenses	0.24%	0.37%	0.23%	0.08%	0.23%
Total annual fund operating expenses	0.96%	1.84%	0.70%	0.55%	0.95%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	Y
1 year	$544	$187	$72	$56	$97
3 years	$742	$579	$224	$176	$303
5 years	$957	$995	$390	$307	$525
10 years	$1,575	$1,928	$871	$689	$1,166

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Fund summaries

What are the Fund’s principal investment strategies?

Delaware Ivy Corporate Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in corporate bonds (also referred to as corporate “debt securities” or “fixed-income securities”). For this purpose, “corporate bonds” includes any debt security issued by a domestic or foreign company with an initial maturity greater than one year. The Fund invests primarily in investment-grade debt securities (including bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality). The Fund has no limitations regarding the duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in debt securities issued by both domestic and foreign companies, in a variety of sectors and industries. The Fund may invest significantly in debt securities payable from the same sector.

In selecting debt securities for the Fund, the Manager looks at a number of factors, including both a top-down (assessing the market environment) and a bottom-up (researching individual issuers) analysis. The top-down analysis looks at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and seeks to identify certain criteria that contribute to the overall target portfolio characteristics such as duration, spread, ratings and liquidity. The bottom-up analysis seeks to identify securities that the Manager believes have favorable risk/reward characteristics and targets those securities for overweight positioning. From the sector level, the Manager identifies companies that have positive attributes and considers the issuer’s past, present and estimated future: financial strength, cash flow, management, borrowing requirements, balance sheet policy and relative safety. Additional factors considered include leverage, interest coverage, revenue and margin stability, competition and industry trends, as well as relative value and liquidity.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. For example, the Manager may sell a holding if, in the Manager’s opinion, the issuer’s financial strength weakens and/or the yield and relative safety of the security decline. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Financials sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the financials and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as ) will decline because of changing expectations for the performance of that industry or sector.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Corporate Bond Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Fund summaries

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 9.13% for the quarter ended June 30, 2020, and its lowest quarterly return was -4.28% for the quarter ended March 31, 2021. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	-3.42%	3.95%	3.02%
Class A return after taxes on distributions	-4.95%	2.47%	1.62%
Class A return after taxes on distributions and sale of Fund shares	-1.67%	2.48%	1.73%
Class C return before taxes	-1.81%	3.54%	2.53%
Class I return before taxes	-0.67%	4.80%	3.59%
Class R6 return before taxes (lifetime: 10/16/17-12/31/21)	-0.53%	n/a	4.85%
Class Y return before taxes (lifetime: 10/16/17-12/31/21)	-0.93%	n/a	4.44%
Bloomberg US Corporate Investment Grade Index (reflects no deduction for fees, expenses, or taxes)*	-1.04%	5.26%	4.70%
Bloomberg US Credit Index (reflects no deduction for fees, expenses, or taxes)*	-1.08%	5.05%	4.45%

* The Fund changed its primary broad-based securities index to the Bloomberg US Corporate Investment Grade Index as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Michael G. Wildstein, CFA	Senior Managing Director, Head of US Credit and Insurance	November 2021
Wayne A. Anglace, CFA	Managing Director, Senior Portfolio Manager	November 2021
Kashif Ishaq	Managing Director, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund summaries

Delaware Ivy Crossover Credit Fund

(formerly, Ivy Crossover Credit Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy Crossover Credit Fund seeks to provide total return through a combination of high current income and capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		I	R6	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	none	none	none
Maximum account fee	none		none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		I		R6		Y
Management fees	0.50%		0.50%		0.50%		0.50%
Distribution and service (12b-1) fees	0.25%		none		none		0.25%
Other expenses	0.48%		0.53%		0.37%		0.51%
Total annual fund operating expenses	1.23%		1.03%		0.87%		1.26%
Fee waivers and expense reimbursements	(0.33%)	[2]	(0.38%)	[2]	(0.22%)	[2]	(0.36%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.90%		0.65%		0.65%		0.90%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase.

[2]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.90% for Class A shares; 0.65% for Class I shares; 0.65% for Class R6 shares; and 0.90% for Class Y shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	I	R6	Y
1 year	$538	$66	$66	$92
3 years	$792	$290	$256	$364
5 years	$1,065	$532	$461	$657
10 years	$1,844	$1,225	$1,052	$1,491

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Crossover Credit Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year).

The Fund invests primarily in corporate debt fixed-income securities, which can include both investment grade and non-investment grade rated bonds. Investment grade bonds include bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality. By contrast, non-investment grade debt securities, commonly called “high yield” or “junk” bonds, include bonds rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality.

“Crossover” debt generally refers to bonds rated at or near the point where the lower end of investment grade debt and the higher end of high yield debt meet. Such bonds are on the verge of losing or regaining investment-grade status (i.e., they are on the verge of “crossing over,” falling to junk status or rising to investment grade status). In addition, crossover bonds include those that have been rated below investment grade since issuance, but may be close to achieving investment grade status (i.e., so-called “rising stars”), or those that at one time were considered to be investment grade and now are categorized as “junk” bonds due to a reduction in the issuer’s credit rating (i.e., so-called “fallen angels”). Depending on the current Fund composition and market conditions, the Manager expects that a majority of the crossover bonds will be rated either BBB or BB by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality.

Except as noted above, the Fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in debt securities issued by companies of any size, in a variety of sectors and industries. The Fund will primarily invest in debt securities issued by domestic companies, but also may invest up to 40% of its total assets in debt securities issued by foreign companies, including foreign securities that are denominated in US dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. The Fund typically will not invest more than 35% of its total assets in non-investment grade securities.

In selecting debt securities for the Fund, the Manager looks at a number of factors, including both a top-down (assessing the market environment) and a bottom-up (researching individual issuers) analysis. The top-down analysis looks at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and seeks to identify certain criteria that contribute to the overall target portfolio characteristics such as duration, spread, ratings and liquidity. The bottom-up analysis seeks to identify securities that the Manager believes have favorable risk/reward characteristics and targets those securities for overweight positioning. From the sector level, the Manager identifies companies that have positive attributes and considers the issuer’s past, present and estimated future: financial strength, cash flow, management, borrowing requirements, balance sheet policy and relative safety. Additional factors considered include leverage, interest coverage, revenue and margin stability, competition and industry trends, as well as relative value and liquidity.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities, including a review of the risk and reward potential for a specific issuer. The Manager also may sell a security if, in the Manager’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness. The Manager also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Fund summaries

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Financials sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the financials and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Crossover Credit Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 14.81% for the quarter ended June 30, 2020, and its lowest quarterly return was -7.61% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	Lifetime
Class A return before taxes (lifetime: 4/3/17‑12/31/21)	-1.80%	5.44%
Class A return after taxes on distributions (lifetime: 4/3/17‑12/31/21)	-3.95%	3.39%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 4/3/17‑12/31/21)	-0.70%	3.37%
Class I return before taxes (lifetime: 4/3/17‑12/31/21)	0.93%	6.26%
Class R6 return before taxes (lifetime: 4/3/17‑12/31/21)	0.94%	6.27%
Class Y return before taxes (lifetime: 4/3/17‑12/31/21)	0.68%	6.00%
Bloomberg US Corporate Bond Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 4/3/17‑12/31/21)	-1.04%	5.21%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Fund summaries

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Michael G. Wildstein, CFA	Senior Managing Director, Head of US Credit and Insurance	November 2021
Wayne A. Anglace, CFA	Managing Director, Senior Portfolio Manager	November 2021
Kashif Ishaq	Managing Director, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A). If your shares are not held in a Direct Account (such as for Class R6 shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy Emerging Markets Local Currency Debt Fund

(formerly, Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy Emerging Markets Local Currency Debt Fund seeks to provide total return through a combination of current income and capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%		none		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none	none
Maximum account fee	none		none		none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6		Y
Management fees	0.75%		0.75%		0.75%		0.75%		0.75%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none		0.25%
Other expenses	0.63%		0.49%		0.67%		0.46%		0.60%
Total annual fund operating expenses	1.63%	[2]	2.24%	[2]	1.42%	[2]	1.21%	[2]	1.60%	[2]
Fee waivers and expense reimbursements	(0.40%)	[3]	(0.40%)	[3]	(0.62%)	[3]	(0.41%)	[3]	(0.40%)	[3]
Acquired Fund Fees and Expenses	0.01%	[4]	0.01%	[4]	0.01%	[4]	0.01%	[4]	0.01%	[4]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.24%		1.85%		0.81%		0.81%		1.21%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Total annual fund operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

[3]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 1.23% for Class A shares; 1.84% for Class C shares; 0.80% for Class I shares; 0.80% for Class R6 shares; and 1.20% for Class Y shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[4]

Acquired Fund Fees and Expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RICs for the RICs’ most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund summaries

Class	A	C	I	R6	Y
1 year	$571	$188	$83	$83	$123
3 years	$907	$665	$391	$347	$469
5 years	$1,266	$1,169	$723	$631	$838
10 years	$2,274	$2,400	$1,660	$1,441	$1,877

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Emerging Markets Local Currency Debt Fund is a non-diversified fund that seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in debt securities that are denominated in local currencies of emerging market countries, as well as derivative instruments that provide investment exposure to such debt securities. The Fund may, but is not required to, hedge its exposure to those non-US currencies, which strategy, if utilized, may effectively reduce the Fund’s exposure to the local currencies of the emerging market countries in which the Fund invests.

For purposes of this Fund, emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Financial Corporation or one of the leading global investment banks. The Manager has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these emerging market countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. The Fund may invest up to 100% of its net assets in emerging market countries. The Fund also may invest up to 20% of its net assets in securities denominated in the US Dollar.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

The debt securities in which the Fund primarily invests include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments, while quasi-sovereign debt securities are securities that are issued by their agencies, authorities or political subdivisions or instrumentalities. The Manager may use structured products such as credit-linked notes and bonds or other transferable securities whose returns may be related to the performance of a particular investment index. Credit-linked notes typically are structured as a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide exposure to emerging markets debt securities. The Manager may focus the Fund’s investments in particular countries and/or currencies.

The Fund may invest in debt securities of any maturity, may invest in unlisted debt securities and may invest up to 100% of its total assets in non-investment grade debt securities, commonly called junk bonds, that include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality. The emerging market debt securities in which the Fund invests may be rated or unrated. In addition, the countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Debt securities in which the Fund may invest may have all types of interest rate payment and reset terms, including fixed-rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The Fund expects to use a variety of derivative instruments for various purposes. The Fund’s investments in, and use of, derivatives may be significant. The Fund may, at any given time, use a combination of the following types of derivatives: primarily forward currency contracts and interest rate swaps, but also including, but not limited to, options, futures contracts, forward contracts on financial instruments or on a security or an index of securities, options on futures contracts, over-the-counter (OTC) total return swaps and/or credit default swaps. The Fund may use derivatives in an attempt to hedge various instruments, to hedge an investment in one currency back to another currency, to enhance return, to invest in a position not otherwise available, to take a fundamental position long or short in a particular currency, or to mitigate the impact of rising interest rates. In addition, the Fund may use derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. With credit default swaps, the Fund may either sell or buy credit protection with respect to bonds or other debt securities pursuant to the terms of these derivative contracts.

The Manager uses a multi-staged, systematic investment process in selecting emerging market investments for inclusion in the Fund’s portfolio. The process combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) analysis in an attempt to invest opportunistically in such instruments that the Manager believes can provide risk-adjusted outperformance. Part of the Manager’s top-down analysis includes assessing the global risk environment, taking into account a variety of factors, and examining country fundamentals to develop interest rate forecasts and currency forecasts by country. Interest rate factors the Manager will examine include a country’s monetary policy, inflation, growth, fiscal policy and politics. Currency factors examined include a country’s interest rate and growth differential, balance of payments and currency policy.

Following its top-down analysis, the Manager conducts a bottom-up analysis and selects investments for inclusion in the Fund’s portfolio based on the Manager’s perceived value of an individual investment relative to alternative investments, credit and currency opportunities, duration and yield curve positioning for the interest rate outlook, and an effort to achieve appropriate diversification. The Manager also considers an issuer’s capitalization, asset quality, management, earnings and liquidity.

Generally, in determining whether to sell a security, the Manager continues to analyze the factors considered for buying the security. The Manager may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Capital repatriation risk — The risk that a fund may be unable to repatriate capital from its investments, in whole or in part, which may have an adverse effect on the cash flows and/or performance of the fund. Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely.

Credit-linked notes risk — The risk that the value of a credit-linked note may be impacted by its underlying reference obligation. Risks associated with underlying reference obligations, include but are not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a fund’s initial investment, and a fund may lose money.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Futures contracts risk —The risk that there will be imperfect correlation between the change in market value of a fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of a portfolio manager to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the fund’s returns more volatile or increase the risk of loss.

Interest rate swap risk — Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps also are subject to counterparty risk. If the counterparty fails to meet its obligations, a fund may lose money, potentially including amounts in excess of the fund’s initial investment.

Options risk — Options can offer large amounts of leverage, which may result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction. A fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market,

Fund summaries

and there can be no assurance that such a market will exist at any particular time. If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by a fund could cause material losses to the fund because the fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Swaps risk — The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swap agreements may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

Duration risk — The risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a fund’s use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Foreign government/supranational risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries. Adverse events in any one country within the Asia-Pacific region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on a fund than if the fund were more geographically diversified, which could result in greater volatility in the fund’s net asset value and losses.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Emerging Markets Local Currency Debt Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 11.57% for the quarter ended December 31, 2020, and its lowest quarterly return was -16.52% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 4/30/14‑12/31/21)	-11.89%	-0.14%	-1.68%
Class A return after taxes on distributions (lifetime: 4/30/14‑12/31/21)	-11.89%	-0.47%	-1.98%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 4/30/14‑12/31/21)	-7.04%	-0.25%	-1.39%
Class C return before taxes (lifetime: 4/30/14‑12/31/21)	-10.86%	-0.23%	-1.98%
Class I return before taxes (lifetime: 4/30/14‑12/31/21)	-9.13%	0.76%	-0.99%
Class R6 return before taxes (lifetime: 1/30/15-12/31/21)	-9.23%	0.74%	0.00%
Class Y return before taxes (lifetime: 4/30/14‑12/31/21)	-9.64%	0.38%	-1.33%
JP Morgan GBI-EM Global Diversified Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 4/30/14‑12/31/21)	-8.75%	2.82%	-0.19%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Alex Kozhemiakin, CFA	Managing Director, Head of Emerging Markets Debt	November 2021
Mansur Z. Rasul	Senior Vice President, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund summaries

Delaware Ivy Government Securities Fund

(formerly, Ivy Government Securities Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy Government Securities Fund seeks to provide current income consistent with preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%		none		none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none
Maximum account fee	none		none		none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6
Management fees	0.50%		0.50%		0.50%		0.50%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none
Other expenses	0.25%		0.32%		0.26%		0.10%
Total annual fund operating expenses	1.00%		1.82%		0.76%		0.60%
Fee waivers and expense reimbursements	(0.03%)	[2]	0.00%	[2]	(0.04%)	[2]	0.00%	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.97%		1.82%		0.72%		0.60%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.97% for Class A shares; 1.82% for Class C shares; 0.72% for Class I shares; and 0.60% for Class R6 shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6
1 year	$545	$185	$74	$61
3 years	$751	$573	$239	$192
5 years	$975	$985	$418	$335
10 years	$1,617	$1,922	$939	$750

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Government Securities Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in US government securities (80% policy). US government securities include: US Treasury (Treasury) obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the Treasury, and certain US government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the US Treasury; and obligations of US government-sponsored entities that are neither issued nor guaranteed by the US government, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae). The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective. The Fund may invest in mortgage-backed securities issued by US government-sponsored entities or agencies or instrumentalities of US government agencies. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

The Manager may look at a number of factors in selecting securities for the Fund’s portfolio. These include utilizing economic research and analyzing interest rate trends to determine which types of securities to emphasize at a given time. The Manager attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Fund summaries

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility.

Security focus risk — The risk that at times, a fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Government Securities Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

The Fund commenced operations on October 16, 2017, in connection with a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and liabilities of the Waddell & Reed Advisors Government Securities Fund (the “Predecessor Fund”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. As a result of the Reorganization, the Fund has adopted the performance of the Predecessor Fund. Therefore, the returns presented below for the Fund reflect the performance of the Predecessor Fund through October 16, 2017 and the performance of the Fund thereafter.

The chart and table below provide some indication of the risks of investing in the Predecessor Fund prior to October 16, 2017, and in the Fund beginning on October 16, 2017.

Prior to January 31, 2012, the Predecessor Fund's investment objective was to seek as high a current income as is consistent with safety of principal. Effective as of January 31, 2012, the Predecessor Fund changed its investment objective to seek to provide current income consistent with preservation of capital.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 5.22% for the quarter ended March 31, 2020, and its lowest quarterly return was -3.59% for the quarter ended June 30, 2013. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	-4.46%	1.46%	0.79%
Class A return after taxes on distributions	-4.86%	0.91%	0.17%
Class A return after taxes on distributions and sale of Fund shares	-2.64%	0.88%	0.33%
Class C return before taxes	-2.79%	1.10%	0.36%
Class I return before taxes	-1.72%	2.25%	1.34%
Class R6 return before taxes (lifetime: 10/16/17-12/31/21)	-1.61%	n/a	2.32%
Bloomberg US Government/Mortgage-Backed Securities Index (reflects no deduction for fees, expenses, or taxes)	-1.77%	2.85%	2.21%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Brian M. Scotto	Senior Vice President, Senior Portfolio Manager	November 2021
Eric Frei, CMT	Vice President, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Fund summaries

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Fund. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A and C shares) or via the internet as set forth below (ivyinvestments.com) (Class A and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I and Class R6 shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy High Yield Fund

(formerly, Ivy PineBridge High Yield Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy High Yield Fund seeks to provide total return through a combination of high current income and capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		I	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%		none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	none	none
Maximum account fee	none		none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		I		R6
Management fees	0.62%		0.62%		0.62%
Distribution and service (12b-1) fees	0.25%		none		none
Other expenses	0.26%		0.35%		0.18%
Total annual fund operating expenses	1.13%		0.97%		0.80%
Fee waivers and expense reimbursements	(0.14%)	[2]	(0.25%)	[2]	(0.08%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.99%		0.72%		0.72%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase.

[2]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.99% for Class A shares; 0.72% for Class I shares; and 0.72% for Class R6 shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	I	R6
1 year	$546	$74	$74
3 years	$780	$284	$247
5 years	$1,031	$512	$436
10 years	$1,751	$1,167	$982

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy High Yield Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, lower-quality fixed-income securities of US and foreign issuers, the risks of which are, in the judgment of Delaware Management Company (Manager), consistent with the Fund’s investment objective. Under normal circumstances, the Fund invests at least 80% of its net assets in non-investment grade debt securities, commonly called “high yield” or “junk” bonds. Such bonds include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment grade debt securities.

The Fund also may invest up to 20% of its total assets in lower-quality debt securities that are considered investment grade securities rated by S&P (or comparably rated by another NRSRO, or, if unrated, determined by the Manager to be of comparable quality). The Fund may invest in fixed-income securities of any maturity and in companies of any size, but intends to invest primarily in intermediate and long-term corporate obligations.

The Fund may invest up to 100% of its total assets in foreign debt securities that are denominated in US dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In selecting securities for the Fund, the Manager combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) investment philosophy, with a strong focus on a security’s relative value. From a top-down perspective, the Manager considers both industry specific trends and other macroeconomic events that are impacting issuers.

Generally, in determining whether to sell a security, the Manager utilizes the same factors it considers for buying a security, in addition to its relative valuation. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities, or to raise cash.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy High Yield Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Fund summaries

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 9.39% for the quarter ended June 30, 2020, and its lowest quarterly return was -11.60% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	Lifetime
Class A return before taxes (lifetime: 5/18/17‑12/31/21)	2.35%	4.89%
Class A return after taxes on distributions (lifetime: 5/18/17‑12/31/21)	-0.64%	2.54%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 5/18/17‑12/31/21)	1.38%	2.70%
Class I return before taxes (lifetime: 5/18/17‑12/31/21)	5.24%	5.75%
Class R6 return before taxes (lifetime: 5/18/17‑12/31/21)	5.25%	5.73%
ICE BofA US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 5/18/17‑12/31/21)*	5.35%	5.67%
Bloomberg US Corporate High Yield Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 5/18/17‑12/31/21)*	5.28%	5.89%

* The Fund changed its primary broad-based securities index to the ICE BofA US High Yield Constrained Index as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Adam H. Brown, CFA	Managing Director, Senior Portfolio Manager	November 2021
John P. McCarthy, CFA	Managing Director, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A). If your shares are not held in a Direct Account (such as for Class R6 shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I and Class R6 shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund summaries

Delaware Ivy International Small Cap Fund

(formerly, Ivy International Small Cap Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy International Small Cap Fund seeks to provide capital growth and appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none	none
Maximum account fee	none		none		none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6		Y
Management fees	1.00%		1.00%		1.00%		1.00%		1.00%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none		0.25%
Other expenses	0.34%		0.34%		0.40%		0.22%		0.38%
Total annual fund operating expenses	1.59%		2.34%		1.40%		1.22%		1.63%
Fee waivers and expense reimbursements	(0.22%)	[2]	(0.22%)	[2]	(0.41%)	[2]	(0.23%)	[2]	(0.26%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.37%		2.12%		0.99%		0.99%		1.37%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 1.37% for Class A shares; 2.12% for Class C shares; 0.99% for Class I shares; 0.99% for Class R6 shares; and 1.37% for Class Y shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	Y
1 year	$706	$215	$101	$101	$139
3 years	$1,028	$709	$403	$364	$489
5 years	$1,371	$1,230	$727	$648	$862
10 years	$2,338	$2,472	$1,644	$1,457	$1,911

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy International Small Cap Fund seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets in common stocks of small-capitalization companies located throughout the world. The Fund considers small-cap market capitalization companies to be companies with market capitalizations within the range of companies in the MSCI ACWI ex USA Small Cap Index at the time of purchase. As of December 31, 2021, this range of market capitalizations was between $15 million and $9.2 billion. This range is subject to change with market fluctuations. The Fund may continue to hold securities of a company even if its current market cap later exceeds the market cap range of the MSCI ACWI ex USA Small Cap Index.

The Fund seeks to be diversified geographically and by industry and, under normal circumstances, will invest primarily in companies located in developed markets outside the United States and Canada, although the Fund also may invest in companies located in emerging markets. The Fund also may invest in depositary receipts (e.g., American depositary receipts, European depositary receipts, and global depositary receipts) of foreign issuers. The Fund may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the US dollar.

The Fund may focus a portion of its investments in a particular sector or sectors of the economy. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. Using a bottom-up approach, the Manager will seek to select securities of companies that it believes are undergoing positive fundamental change, which may lead to better-than-expected earnings growth. The Manager believes that the magnitude and duration of growth driven by positive fundamental change is often underestimated and that the shares of companies experiencing such a change typically will continue to experience relative price strength and continue to outperform the broader market. The Manager may sell a security if it no longer believes that the security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Fund summaries

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy International Small Cap Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 20.24% for the quarter ended June 30, 2020, and its lowest quarterly return was -26.11% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	Lifetime
Class A return before taxes (lifetime: 1/10/17‑12/31/21)	7.29%	9.48%
Class A return after taxes on distributions (lifetime: 1/10/17‑12/31/21)	1.91%	8.10%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 1/10/17‑12/31/21)	5.84%	7.10%
Class C return before taxes (lifetime: 1/10/17‑12/31/21)	10.29%	9.43%
Class I return before taxes (lifetime: 1/10/17‑12/31/21)	11.69%	10.69%
Class R6 return before taxes (lifetime: 1/10/17‑12/31/21)	11.70%	10.68%
Class Y return before taxes (lifetime: 1/10/17‑12/31/21)	11.29%	10.27%
MSCI ACWI ex USA Small Cap Index (net) (reflects no deduction for fees or expenses) (lifetime: 1/10/17‑12/31/21)*	12.93%	10.84%
MSCI EAFE Small Cap Index (net) (reflects no deduction for fees, expenses, or taxes) (lifetime: 1/10/17‑12/31/21)*	10.10%	10.70%

* The Fund changed its primary broad-based securities index to the MSCI ACWI ex USA Small Cap Index as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Joseph Devine	Managing Director, Chief Investment Officer — Global Small Cap Equity	November 2021
Stephan Maikkula, CFA, CMT	Senior Vice President, Portfolio Manager	November 2021
Gabriel Wallach	Senior Vice President, Portfolio Manager	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Fund summaries

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Ivy Multi-Asset Income Fund

(formerly, Delaware Ivy Apollo Multi-Asset Income Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy Multi-Asset Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none	none
Maximum account fee	none		none		none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6		Y
Management fees	0.70%		0.70%		0.70%		0.70%		0.70%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none		0.25%
Other expenses	0.29%		0.32%		0.29%		0.14%		0.27%
Total annual fund operating expenses	1.24%		2.02%		0.99%		0.84%		1.22%
Fee waivers and expense reimbursements	(0.07%)	[2]	(0.07%)	[2]	(0.24%)	[2]	(0.09%)	[2]	(0.07%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.17%		1.95%		0.75%		0.75%		1.15%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 1.17% for Class A shares; 1.95% for Class C shares; 0.75% for Class I shares; 0.75% for Class R6 shares; and 1.15% for Class Y shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	Y
1 year	$687	$198	$77	$77	$117
3 years	$939	$627	$291	$259	$380
5 years	$1,210	$1,082	$524	$457	$664
10 years	$1,983	$2,142	$1,191	$1,029	$1,471

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Multi-Asset Income Fund seeks to achieve its objective by primarily investing its assets among a diversified portfolio of global equity and equity-income generating securities, including but not limited to infrastructure securities, natural resource securities, Master Limited Partnerships (MLPs) and global real estate securities which are primarily in equity and equity-related securities issued by “Global Real Estate Companies. The Fund may also invest in high-yield, high-risk, fixed-income securities of US and foreign issuers, as well as investment grade debt and inflation-linked bonds.

The portfolio targets approximately 30% high yield, high income securities; 40% in global equity and income generating equity securities and approximately 10% in global real estate securities. Together, these allocations determine the 80% policy.

Under normal market conditions, the Fund will invest at least 30% of its net assets in foreign securities, including emerging markets issuers. The Fund may purchase both equity and fixed income securities. The Fund may invest in securities of companies or issuers of any size market capitalization.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), the Fund's sub-advisor that is primarily responsible for the day-to-day management of the portfolio, uses an active allocation approach when selecting investments for the Fund. The Fund has flexibility in the relative weightings given to each of these categories. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund's investment objective.

The high yield portion of the portfolio is a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of US and foreign issuers, the risks of which are, in the Manager’s judgment, consistent with the Fund’s objectives. The Manager invests the assets allocated to this sleeve primarily in lower-quality debt securities, which include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Manager may invest an unlimited amount of the assets allocated to this sleeve in junk bonds. The Manager may invest assets allocated to the high income strategy in fixed-income securities of any maturity. The Manager may invest up to 100% of the sleeve’s assets in foreign securities that are denominated in US dollars or foreign currencies.

The Fund may also invest in other fixed-income securities, including investment grade debt, which include debt securities rated BBB- or higher by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest in Inflation-linked securities including US and Global TIPS securities (generally sovereign debt with inflation-linked coupon step-ups). The Manager may invest in fixed-income securities of any maturity. The Manager may invest in foreign securities that are denominated in US dollars or foreign currencies.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund's portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Within the global equity portion, under normal circumstances, the Manager invests primarily in equity securities, including dividend-paying common stocks, from across the globe. Although this sleeve invests primarily in large capitalization companies (typically companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in companies of any size. This portion of the portfolio might also invest in infrastructure securities that derive at least 50% of their revenues or profits directly or indirectly from infrastructure assets, or commit at least 50% of its assets to activities related to infrastructure. Infrastructure securities can include master limited partnerships (MLPs). The equity portion of the portfolio can also invest in natural resources companies that (i) derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to: (a) timber and agriculture assets and securities; (b) commodities and commodity-linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and (c) energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products; or (ii) provides supporting services to such natural resources companies.

“Global Real Estate Companies” are companies that meet one of the following criteria: companies qualifying for US Federal income tax purposes as real estate investment trusts (REITs);entities similar to REITs formed under the laws of a country other than the US; companies located in any country that, at the time of initial purchase by the sleeve, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. The equity and equity-related securities in which this sleeve invests include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks. The sleeve does not directly invest in real estate.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Asset allocation risk — The risk associated with the allocation of a fund’s assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a fund’s performance.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Senior loan risk — The risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans and that if a borrower prepays a senior loan, a fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Senior loans are also subject to the risks typically associated with debt securities, such as credit risk, interest rate risk, and prepayment risk.

REIT-related risk — The risk that the value of a fund’s investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”)) or changes in laws and/or rules related to

Fund summaries

that status; or (3) the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940 (1940 Act). In addition, a fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Duration risk — The risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility.

MLP risk — MLPs are subject to significant federal, state and local government regulation. Investment in MLPs may also have tax consequences for shareholders. If a fund retains its investment until its basis is reduced to zero, subsequent distributions will be taxable at ordinary income rates and shareholders may receive corrected 1099s.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Natural resources risk — The market value of natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource.

Commodity-related investments risk — The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities.

Distressed securities risk — The risk that a fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment. Distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above average price volatility and it may be difficult to value such securities.

Equity-linked securities risk — The risk that, although common stocks and other equity securities have a history of long-term growth in value, the prices of equity-linked securities may fluctuate in the short term, particularly those linked to smaller companies.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Multi-Asset Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 12.24% for the quarter ended June 30, 2020, and its lowest quarterly return was -19.88% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 10/1/15‑12/31/21)	7.75%	6.37%	6.27%
Class A return after taxes on distributions (lifetime: 10/1/15‑12/31/21)	5.87%	4.47%	4.56%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 10/1/15‑12/31/21)	4.56%	4.18%	4.21%
Class C return before taxes (lifetime: 10/1/15‑12/31/21)	10.85%	6.34%	6.09%
Class I return before taxes (lifetime: 10/1/15‑12/31/21)	12.17%	7.55%	7.27%
Class R6 return before taxes (lifetime: 10/1/15‑12/31/21)	12.16%	7.63%	7.35%
Class Y return before taxes (lifetime: 10/1/15‑12/31/21)	11.84%	7.20%	6.94%
50% MSCI ACWI (All Country World Index) + 50% ICE BofA US High Yield Index* (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15‑12/31/21)	11.87%	10.30%	10.47%
50% FTSE All-World High Dividend Yield Index + 50% ICE BofA US High Yield Index * (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15‑12/31/21)	11.59%	7.39%	8.29%
MSCI ACWI (All Country World Index)* (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15‑12/31/21)	18.54%	14.40%	13.53%
ICE BofA US High Yield Index * (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15‑12/31/21)	5.36%	6.10%	7.25%
FTSE All-World High Dividend Yield Index* (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15‑12/31/21)	17.89%	8.42%	9.10%

* The Fund changed its primary broad-based securities index to the 50% MSCI ACWI (All Country World Index) + 50% ICE BofA US High Yield Index as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Aaron D. Young	Vice President, Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Fund
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management, Senior Investment Manager ‑ Global Multi-Asset Team	November 2021

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund summaries

Delaware Ivy Strategic Income Fund

(formerly, Delaware Ivy Apollo Strategic Income Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy Strategic Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%		none		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none	none
Maximum account fee	none		none		none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6		Y
Management fees	0.68%		0.68%		0.68%		0.68%		0.68%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none		0.25%
Other expenses	0.26%		0.37%		0.30%		0.16%		0.28%
Total annual fund operating expenses	1.19%	[2]	2.05%	[2]	0.98%	[2]	0.84%	[2]	1.21%	[2]
Fee waivers and expense reimbursements	(0.15%)	[3]	(0.23%)	[3]	(0.31%)	[3]	(0.17%)	[3]	(0.17%)	[3]
Acquired Fund Fees and Expenses	0.01%	[4]	0.01%	[4]	0.01%	[4]	0.01%	[4]	0.01%	[4]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.05%		1.83%		0.68%		0.68%		1.05%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Total annual fund operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

[3]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 1.04% for Class A shares; 1.82% for Class C shares; 0.67% for Class I shares; 0.67% for Class R6 shares; and 1.04% for Class Y shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[4]

Acquired Fund Fees and Expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RICs for the RICs’ most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	Y
1 year	$552	$186	$69	$69	$107
3 years	$800	$624	$284	$254	$370
5 years	$1,066	$1,087	$517	$455	$654
10 years	$1,826	$2,150	$1,185	$1,033	$1,462

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Strategic Income Fund seeks to achieve its objectives by investing at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, in US and foreign debt securities, including those in emerging markets (80% policy). Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, US and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities. To achieve the Fund's investment objective, the Manager will allocate investments among various sectors of debt securities and at any given time may have a substantial amount of its assets invested in any class of debt security.

The Fund may invest up to 100% of its net assets in high yield, lower-quality debt securities (also known as “junk bonds”).

The Fund may invest up to 100% of its net assets in foreign securities, including emerging markets securities. The Fund’s total non-US dollar currency exposure may reach 100% of net assets. Due to the manner in which the Fund is managed, it may be subject to a high rate of portfolio turnover.

The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective.

In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor's specialized market knowledge.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Fund summaries

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Loans and other indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Adjustable rate securities risk — During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Leveraging risk — The risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

Valuation risk — The risk that a less liquid secondary market may make it more difficult for a fund to obtain precise valuations of certain securities in its portfolio.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Strategic Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 8.71% for the quarter ended June 30, 2020, and its lowest quarterly return was -9.59% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 10/1/15‑12/31/21)	-0.38%	3.78%	3.94%
Class A return after taxes on distributions (lifetime: 10/1/15‑12/31/21)	-1.99%	1.93%	2.15%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 10/1/15‑12/31/21)	-0.23%	2.07%	2.22%
Class C return before taxes (lifetime: 10/1/15‑12/31/21)	1.47%	3.52%	3.60%
Class I return before taxes (lifetime: 10/1/15‑12/31/21)	2.64%	4.70%	4.74%
Class R6 return before taxes (lifetime: 10/1/15‑12/31/21)	2.64%	4.72%	4.76%
Class Y return before taxes (lifetime: 10/1/15‑12/31/21)	2.15%	4.32%	4.39%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15‑12/31/21)*	-1.54%	3.57%	3.17%
50% Bloomberg US Universal Index + 50% ICE BofA US High Yield Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15‑12/31/21)*	2.09%	5.02%	5.47%
Bloomberg US Universal Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15‑12/31/21)*	-1.10%	3.84%	3.59%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15‑12/31/21)*	5.36%	6.10%	7.25%

* The Fund changed its primary broad-based securities index to the Bloomberg US Aggregate Index as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
J. David Hillmeyer, CFA	Senior Managing Director, Co-Head of US Multisector Fixed Income	November 2021
Daniela Mardarovici, CFA	Managing Director, Co-Head of US Multisector Fixed Income	November 2021

Sub-Advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund summaries

Delaware Ivy Total Return Bond Fund

(formerly, Delaware Ivy Pictet Targeted Return Bond Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

On December 17, 2021, the Fund’s Class Y share class liquidated. The Fund’s Class Y share class is closed to investors.

What is the Fund’s investment objective?

Delaware Ivy Total Return Bond Fund seeks to provide total return through a combination of current income and capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%		none		none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none
Maximum account fee	none		none		none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6
Management fees	0.90%		0.90%		0.90%		0.90%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none
Other expenses	0.27%		0.23%		0.33%		0.16%
Total annual fund operating expenses	1.42%		2.13%		1.23%		1.06%
Fee waivers and expense reimbursements	(0.18%)	[2]	(0.18%)	[2]	(0.23%)	[2]	(0.19%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.24%		1.95%		1.00%		0.87%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 1.24% for Class A shares; 1.95% for Class C shares; 1.00% for Class I shares; and 0.87% for Class R6 shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6
1 year	$571	$198	$102	$89
3 years	$862	$650	$368	$318
5 years	$1,175	$1,128	$654	$566
10 years	$2,061	$2,267	$1,468	$1,277

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Total Return Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Under normal circumstances, the Fund invests at least 40% of its total assets in securities of non-US issuers. The Fund may invest up to 100% of its total assets in foreign securities and in securities denominated in currencies other than the US dollar, although the Fund will limit its foreign currency exposure (from non-US dollar-denominated securities or currencies) to 75% of its total assets as described below. The Fund has the flexibility to invest in any form of debt security, including, but not limited to, US government and foreign government securities, corporate bonds, convertible and non-convertible bonds, inflation-indexed bonds, asset- and mortgage-backed securities. The Fund also may invest in currencies. The Fund may invest directly in the debt securities listed above, as well as in derivative instruments that provide investment exposure to such debt securities. The Fund is unconstrained in its investment approach, meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy.

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Global Limited (MIMGL), with respect to its role as sub-advisor of the Fund.

The Manager may consider analysis of environmental, social and governance (ESG) factors in evaluating investments for the Fund. This analysis considers various inputs, including metrics sourced from external parties and ESG research providers; commitments on ESG progress from issuers; specific bond formats (such as green or sustainability-linked bonds); issuer engagement; and other external and proprietary inputs to judge the issuer’s contribution to improvements in ESG practice. The Fund may favor securities of issuers that are judged by the Manager to meet high ESG standards, and may avoid investment in certain industry sectors, or in securities of issuers that are judged to not meet the Manager’s ESG requirements. The Manager relies on a proprietary ESG framework where issuers are assessed on their exposure to, and management of, environmental, social and governance risks. The Manager’s ESG framework relies on its quantitative and qualitative analysis of factors such as industry sector, issuer specific factors such as history and management, and data from multiple sources, including government reports, company filings and external data providers. This framework is subjective in nature and not intended to be an exhaustive list of all possible risks and are provided as an indication of the types of factors being utilized by the Manager.

As described in more detail below, the Fund expects to use derivatives for various purposes. The Fund may take long positions in derivatives (the values of which typically move in the same direction as the prices of the underlying investments) and short positions in derivatives (the values of which typically move in the opposite direction from the prices of the underlying investments).

The Fund may invest in debt securities of any credit rating and may invest up to 50% of its total assets in non-investment grade debt securities, or high yield or junk bonds, which include bonds rated BB+ or below by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined to be of comparable quality by the Manager.

The Fund may invest in debt securities from any market or country or denominated in any currency, including issuers located in, and/or generating revenue from, both developed and emerging markets. The Fund will limit its foreign currency exposure (from non-US dollar-denominated securities or currencies) to 75% of its total assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances. The Fund expects to use a variety of derivative instruments for various purposes.

The Fund may invest in bonds of any maturity or duration.

The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to

Fund summaries

hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective.

MIMGL, an affiliate of the Fund's investment manager, Delaware Management Company (Manager), serves as the Fund’s sub-advisor and manages the Fund’s assets. The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) and Macquarie Investment Management Europe Limited (MIMEL) (together with MIMGL, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Capital repatriation risk — The risk that a fund may be unable to repatriate capital from its investments, in whole or in part, which may have an adverse effect on the cash flows and/or performance of the fund. Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely.

Convertible security risk — The risk that the value of a convertible security may be influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer of a convertible security and other factors also may have an effect on the convertible security’s investment value. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Duration risk — The risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a fund’s use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Foreign government/supranational risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Environmental, social and governance (ESG) investing risk — ESG investing risk is the risk that a fund’s strategy may exclude securities of certain issuers for non-financial reasons and the fund may forgo some market opportunities available to funds that do not integrate ESG factors in investment decisions. In addition, there is a risk that the companies identified by a fund’s ESG factors will not operate as expected when addressing ESG issues or they will not exhibit positive ESG characteristics as intended.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Fund summaries

How has Delaware Ivy Total Return Bond Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 3.37% for the quarter ended June 30, 2020, and its lowest quarterly return was -3.07% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 1/4/16‑12/31/21)	-5.35%	1.44%	1.40%
Class A return after taxes on distributions (lifetime: 1/4/16‑12/31/21)	-6.18%	0.55%	0.51%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 1/4/16‑12/31/21)	-3.01%	0.74%	0.71%
Class C return before taxes (lifetime: 1/4/16‑12/31/21)	-4.70%	1.20%	1.11%
Class I return before taxes (lifetime: 1/4/16‑12/31/21)	-2.69%	2.18%	2.07%
Class R6 return before taxes (lifetime: 1/4/16‑12/31/21)	-2.64%	2.31%	2.20%
Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD (reflects no deduction for fees, expenses, or taxes) (lifetime: 1/4/16‑12/31/21)*	-0.77%	2.74%	2.70%
Bloomberg US Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 1/4/16‑12/31/21)*	0.04%	1.08%	0.95%

* The Fund changed its primary broad-based securities index to the Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Andrew Vonthethoff, CFA	Senior Vice President, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Global Limited (MIMGL)

Portfolio manager	Title with MIMGL	Start date on the Fund
Matthew Mulcahy	Managing Director, Head of Rates and Currency	November 2021

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I and Class R6 shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

How we manage the Funds

Our principal investment strategies

Delaware Ivy California Municipal High Income Fund

The Fund seeks to achieve its objective to provide a high level of current income that is not subject to federal and California income tax by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of municipal securities with income payments that are exempt from federal and California income taxes. For purposes of this 80% test, such municipal securities include obligations issued by territories and possessions of the United States (including the District of Columbia, Puerto Rico, the US Virgin Islands and Guam).

The Fund typically invests at least 50% of its total assets in medium- and lower-quality municipal securities that generally provide higher yields than securities of higher quality. The Fund may invest up to 100% of its total assets in non-investment-grade bonds.

There is no guarantee, however, that the Fund will achieve its objective.

The Fund and the Manager rely on the opinion of bond counsel for an issuer in determining whether the interest on such issuer’s obligations is excludable from gross income for federal and California income tax purposes. A significant portion, up to 40%, of the Fund’s dividends attributable to municipal bond interest may be a Tax Preference Item; however, the Manager does not currently anticipate that the Fund will reach this level and estimates that approximately 20% or less of the Fund’s dividends attributable to municipal bond interest may be a Tax Preference Item. This would have the effect of reducing the Fund’s after-tax return to any investor whose AMT liability was increased by the Fund’s dividends.

Although the Fund expects to invest its assets primarily in obligations issued by the State of California (which include its subdivisions, authorities, instrumentalities and corporations), the Fund also may, to a lesser extent, invest in obligations issued by other US states, territories or possessions (including the District of Columbia, Puerto Rico, the US Virgin Islands and Guam).

The main type of municipal securities in which the Fund invests are revenue bonds. The Fund’s investments may have various types of interest rate payments and reset terms, including fixed-rate, floating-rate and auction-rate features.

Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source. Revenue bonds include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance healthcare centers, special tax districts and charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues. The Fund may periodically invest in general obligation bonds for which the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest.

After conducting a top-down (assessing the market environment) analysis, the Manager uses a research-oriented, bottom-up (researching individual issuers) credit-by-credit investment approach. Although the Manager considers credit ratings in selecting investments for the Fund, the Manager bases its investment decision for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. The Manager considers a number of factors in selecting individual securities for the Fund’s portfolio, including the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the issuer’s sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, the sector in which the security is identified, and the structure of the security, including whether it has a call feature.

During normal circumstances, the Fund invests:

•
at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities with income payments exempt from federal and California income taxes (including, to a lesser extent, obligations issued by territories and possessions of the United States)

•
at least 50% of its total assets in medium and lower-quality municipal securities, that include securities rated BBB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality

The Fund may invest up to 100% of its total assets in revenue bonds, in securities the payment of principal and interest on which are payable from revenues derived from similar projects, or in municipal securities of issuers located in the same geographical area. The Fund will not, however, have more than 25% of its total assets in revenue bonds issued for any one industry.

At times when yield spreads are narrow and the Manager believes that the higher yields do not justify the increased risk and/or when, in the opinion of the Manager, there is a lack of medium- and lower-quality securities in which to invest, the Fund may invest in higher-quality municipal securities, and may invest less than 50% of its total assets in medium- and lower-quality municipal securities.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements for municipal securities will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The Fund may purchase municipal securities insured by any insurer, regardless of its rating. A municipal security will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the Fund.

During normal market conditions, the Fund may invest up to 20% of its net assets in a combination of taxable obligations and in options, futures contracts and other derivative instruments, which generate taxable income. Such taxable obligations and instruments may include, but are not limited to, the following:

•
US government securities

•
obligations of US banks and certain savings and loan associations

•
US dollar-denominated commercial paper and other cash equivalent securities issued by US and foreign issuers that are rated at least A by S&P or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality

•
any of the foregoing obligations subject to repurchase agreements

•
credit default swaps on the debt of financial entities that insure municipal securities

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund also may hold a portion of its assets in municipal securities for which the applicable interest rate formula varies inversely with prevailing interest rates. Distributions to Fund shareholders of income from taxable obligations, repurchase agreements and derivative instruments, as well as of any net capital gains the Fund realizes, will be subject to federal income tax.

At times the Manager may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal securities. During such periods, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. In addition, the Manager may invest in shorter-duration bonds which the Manager believes are of higher credit quality or up to all of its assets in taxable obligations, which would result in a higher proportion of its income (and thus its dividends) being subject to federal income tax. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Delaware Ivy Cash Management Fund

The Fund seeks to achieve its objective to provide current income consistent with maintaining liquidity and preservation of capital by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the 1940 Act. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests only in the following US dollar-denominated money market obligations and instruments:

•
US government securities (including obligations of US government agencies and instrumentalities)

•
bank obligations and instruments secured by bank obligations, such as letters of credit

•
commercial paper (US and foreign issuers), including asset-backed commercial paper programs

•
corporate debt obligations, including floating rate securities and variable rate master demand notes

•
foreign obligations and instruments

•
municipal obligations

•
certain other obligations guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest

The Fund may only invest in bank obligations if they are obligations of a bank subject to regulation by the US government, including foreign branches of these banks, or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Certain US government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. However, other US government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government, are not insured or guaranteed by the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

How we manage the Funds

When the Manager believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may shorten the average maturity of the Fund’s investments and/or hold cash. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Delaware Ivy Corporate Bond Fund

The Fund seeks to achieve its objective to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds (also referred to as corporate “debt securities” or “fixed-income securities”) (80% policy). For this purpose, “corporate bonds” includes any debt security issued by a domestic or foreign company with an initial maturity greater than one year. The Fund invests primarily in investment-grade debt securities, and, to a lesser extent, in non-investment-grade debt securities and convertible securities. The Fund may invest up to 20% of its net assets in other types of debt securities, including mortgage-backed securities, debt securities issued or guaranteed by the US government or any of its agencies or instrumentalities (US government securities), other asset-backed securities, and to a lesser extent, debt securities issued by foreign governments or municipal issuers. The Manager may use various techniques to manage the duration of the Fund’s holdings. The Manager typically determines sector allocation by fundamental analysis and a comparison of relative value between sectors. The Fund may invest significantly in debt securities payable from the same sector. There is no guarantee, however, that the Fund will achieve its objective.

In selecting debt securities for the Fund, the Manager looks at a number of factors, including both a top-down (assessing the market environment) and a bottom-up (researching individual issuers) analysis. The top-down analysis looks at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and seeks to identify certain criteria that contribute to the overall target portfolio characteristics such as duration, spread, ratings and liquidity. The bottom-up analysis seeks to identify securities that the Manager believes have favorable risk/reward characteristics and targets those securities for overweight positioning. From the sector level, the Manager identifies companies that have positive attributes and considers the issuer’s past, present and estimated future: financial strength, cash flow, management, borrowing requirements, balance sheet policy and relative safety. Additional factors considered include leverage, interest coverage, revenue and margin stability, competition and industry trends, as well as relative value and liquidity.

The Fund may invest a portion of its assets in mortgage-backed securities, including US government or US government-related mortgage loan pools or private mortgage loan pools. In US government or US government-related mortgage loan pools, the US government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal US government-related guarantors of mortgage-related securities are Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain preapproved institutions (such as savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government, are not insured or guaranteed by the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. In addition, the Fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The Fund may invest up to 20% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

The Fund also may invest up to 40% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. In addition, the Fund may invest in secured and unsecured loan assignments, loan participations and other loan instruments.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may invest in Rule 144A Securities.

When the Manager believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The

Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy Crossover Credit Fund

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year) (80% policy). The Fund invests in a variety of fixed-income securities, primarily, corporate debt securities which can include both investment grade and non-investment grade rated bonds, but also mortgage-backed securities, debt securities issued or guaranteed by the US government or any of its agencies or instrumentalities (US government securities) and other asset-backed securities. Certain of the mortgage-backed securities in which the Fund may invest are not backed by the full faith and credit of the US government and, like other asset-backed securities in which the Fund may invest, may be backed only by the pool of assets pledged as security for the transaction.

Investment-grade bonds include bonds rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. By contrast, non-investment-grade debt securities, commonly called “high yield” or “junk” bonds, include bonds rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality.

“Crossover” debt generally refers to bonds rated at or near the point where the lower end of investment-grade debt and the higher end of high yield debt meet. Such bonds are on the verge of losing or regaining investment-grade status (i.e., they are on the verge of “crossing over,” falling to junk status or rising to investment-grade status). In addition, crossover bonds include those that have been rated below investment-grade since issuance but may be close to achieving investment-grade status (i.e., so-called “rising stars”), or those that at one time were considered to be investment-grade and now are categorized as “junk” bonds due to a reduction in the issuer’s credit rating (i.e., so-called “fallen angels”). Dependent on the current Fund composition and market conditions, the Manager expects that a majority of the crossover bonds will be rated either BBB or BB by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality.

Crossover bonds often experience significant price volatility when they are transitioning between investment-grade and high yield ratings categories. This price volatility and dislocation often occurs due to forced selling (or buying) as bonds transition from one investor base to another. This transition process (buying/selling) introduces price inefficiencies in the crossover space of the credit market. The Manager believes that these inefficiencies often present an attractive risk-reward opportunity on certain of these crossover bonds.

Except as noted above, the Fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in debt securities issued by companies of any size, in a variety of sectors and industries. The Fund will primarily invest in debt securities issued by domestic companies, but also may invest up to 40% of its total assets in debt securities issued by foreign companies, including foreign securities that are denominated in US dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. The Fund typically will not invest more than 35% of its total assets in non-investment-grade securities.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

While the Fund primarily owns debt securities, the Fund also may own, subject to its investment policies and restrictions, preferred stocks and convertible securities. In addition, the Fund may invest in secured and unsecured loan assignments, loan participations and other loan instruments. The Fund may invest in Rule 144A Securities.

In selecting debt securities for the Fund, the Manager looks at a number of factors, including both a top-down (assessing the market environment) and a bottom-up (researching individual issuers) analysis. The top-down analysis looks at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and seeks to identify certain criteria that contribute to the overall target portfolio characteristics such as duration, spread, ratings and liquidity. The bottom-up analysis seeks to identify securities that the Manager believes have favorable risk/reward characteristics and targets those securities for overweight positioning. From the sector level, the Manager identifies companies that have positive attributes and considers the issuer’s past, present and estimated future: financial strength, cash flow, management, borrowing requirements, balance sheet policy and relative safety. Additional factors considered include leverage, interest coverage, revenue and margin stability, competition and industry trends, as well as relative value and liquidity.

How we manage the Funds

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities, including a review of the risk and reward potential for a specific issuer. The Manager also may sell a security if, in the Manager’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness. The Manager also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.

When the Manager believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Fund, the Manager may invest up to 100% of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes.

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objective.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy Emerging Markets Local Currency Debt Fund

The Fund’s investment objective is to seek to provide total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities that are denominated in local currencies of emerging market countries, as well as derivative instruments that provide investment exposure to such debt securities (80% policy). The Fund may, but is not required to, hedge its exposure to those non-US currencies, which strategy, if utilized, may effectively reduce the Fund’s exposure to the local currencies of the emerging market countries in which the Fund invests. There is no guarantee that the Fund will achieve its objective.

For purposes of this Fund, emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Financial Corporation or one of the leading global investment banks. The Manager has broad discretion to identify other countries that they consider to qualify as emerging market countries. The majority of these emerging market countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. The Fund may invest up to 100% of its net assets in emerging market countries. The Fund also may invest up to 20% of its net assets in securities denominated in the US Dollar.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

The debt securities in which the Fund primarily invests include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities, but also include debt securities issued by central banks, as well as other fixed-income securities or instruments that provide investment exposure to emerging market debt. The Manager may use structured products such as credit-linked notes and bonds or other transferable securities whose returns may be related to the performance of a particular investment index. Credit-linked notes typically are structured as a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide exposure to emerging markets debt securities. The Manager may focus the Fund’s investments in particular countries and/or currencies.

The Fund generally invests in debt securities that are listed, or admitted to trading, on recognized, regulated, regularly functioning securities exchanges and markets that are open to the public, in securities that trade OTC, and in securities issued in direct principal transactions with counterparties that specialize in such securities. The Fund may engage in active and frequent trading.

The Fund may invest in debt securities of any maturity, may invest in unlisted debt securities and may invest up to 100% of its total assets in non-investment-grade debt securities or unrated securities determined by the Manager to be of comparable quality. Non-investment-grade debt securities, commonly called junk bonds, may involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The emerging market debt securities in which the Fund invests may be rated or unrated. In addition, the countries in which the Fund invests may have sovereign ratings that are below investment-grade or are unrated. Debt securities in which the Fund may invest may have all types of interest rate payment and reset terms, including fixed-rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund expects to use a variety of derivative instruments for various purposes. The Fund’s investments in, and use of, derivatives may be significant. The Fund may, at any given time, use a combination of the following types of derivatives: primarily forward foreign currency contracts and interest rate swaps, but also including, but not limited to, options, futures contracts, forward contracts on financial instruments or on a security or an index of securities, options on futures contracts, OTC total return swaps and/or credit default swaps. The Fund may use derivatives in an attempt to hedge various instruments, to hedge an investment in one currency back to another currency, to enhance return, to invest in a position not otherwise available, to take a fundamental position long or short in a particular currency or to mitigate the impact of rising interest rates. In addition, the Fund may use derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. With credit default swaps, the Fund may either sell or buy credit protection with respect to bonds, loans or other debt securities pursuant to the terms of these derivative contracts.

The Manager uses a multi-staged, systematic investment process in selecting emerging market investments for inclusion in the Fund’s portfolio. The process combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) analysis in an attempt to invest opportunistically in such instruments that the Manager believes can provide risk-adjusted outperformance. Part of the Manager’s top-down analysis includes assessing the global risk environment, taking into account a variety of factors, and examining country fundamentals to develop interest rate forecasts and currency forecasts by country. Interest rate factors the Manager will examine include a country’s monetary policy, inflation, growth, fiscal policy and politics. Currency factors examined include a country’s interest rate and growth differential, balance of payments and currency policy.

Following its top-down analysis, the Manager conducts a bottom-up analysis and selects investments for inclusion in the Fund’s portfolio based on the Manager’s perceived value of an individual investment relative to alternative investments, credit and currency opportunities, duration and yield curve positioning for the interest rate outlook, and an effort to achieve appropriate diversification. The Manager also considers an issuer’s capitalization, asset quality, management, earnings and liquidity.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents, and/or US Treasury obligations, such as bills, bonds and notes. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy Government Securities Fund

Delaware Ivy Government Securities Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in US government securities (80% policy). There is no guarantee, however, that the Fund will achieve its objective.

US government securities include: US Treasury (Treasury) obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the Treasury, and certain US government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the US Treasury; and obligations of US government-sponsored entities that are neither issued nor guaranteed by the US government, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae). The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective. The Fund may invest in mortgage-backed securities issued by US government-sponsored entities or agencies or instrumentalities of US government agencies. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

How we manage the Funds

The Manager may look at a number of factors in selecting securities for the Fund’s portfolio. These include utilizing economic research and analyzing interest rate trends to determine which types of securities to emphasize at a given time. The Manager attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities of that type. For example, the Manager may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, the Manager may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

When the Manager believes that a temporary defensive position is desirable, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy High Yield Fund

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, lower-quality fixed-income securities of US and foreign issuers, the risks of which are, in the judgment of the Manager, consistent with the Fund’s objective. Under normal circumstances, the Fund invests at least 80% of its net assets in non-investment-grade debt securities, commonly called “high yield” or “junk” bonds (80% policy). Such bonds include debt securities rated BB+ or lower by S&P or comparably rated by another NRSRO, or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment-grade debt securities; however, the Fund’s allocation to high yield securities rated CCC or lower by S&P (or comparably rated by another NRSRO, or, if unrated, determined by the Manager to be of comparable quality), is capped so that the Fund’s exposure to such securities will never be greater than 1.2 times the CCC or lower exposure of the Fund’s benchmark, the ICE BofA US High Yield Constrained Index.

The Fund also may invest up to 20% of its total assets in lower-quality debt securities that are considered investment-grade. Such securities include those rated BBB+, BBB or BBB- by S&P (or comparably rated by another NRSRO, or, if unrated, determined by the Manager to be of comparable quality). The Fund may invest in fixed-income securities of any maturity and in companies of any size, but intends to invest primarily in intermediate and long-term corporate obligations. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest up to 100% of its total assets in foreign debt securities that are denominated in US dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In addition to junk bonds, the Fund may invest in other fixed-income securities, primarily convertible bonds, repurchase and reverse repurchase agreements, defaulted debt securities, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Fund may invest in US government securities, investment-grade bonds and pay-in-kind bonds. The Fund also may own common stocks and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The Fund also may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act. The Fund may invest in Rule 144A Securities.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund also may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use forward foreign currency contracts, futures contracts, options and swaps, relating to securities, currencies, or other instruments in an attempt to enhance return, to hedge broad of specific fixed-income market movements, to manage cash flows or to otherwise manage the risks of the Fund’s investments.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund.

The Manager invests primarily in fixed income securities that it believes will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations.

Before selecting high yield corporate bonds, the Manager carefully evaluates each individual bond, including its income potential and the size of the bond issuance. The size of the issuance helps the Manager evaluate how easily it may be able to buy and sell the bond.

The Manager also does a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

The Manager maintains a well-diversified portfolio of high yield bonds that represents many different sectors and industries. Through diversification the Manager can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

Generally, in determining whether to sell a security, the Manager utilizes the same factors it considers for buying the security. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities, or to raise cash.

When the Manager believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to 100% of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. It also may shorten the average maturity of the Fund’s debt holdings or emphasize investment-grade debt securities. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy International Small Cap Fund

Delaware Ivy International Small Cap Fund seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets in common stocks of small-capitalization companies (80% policy) located throughout the world. The Fund considers small-cap market capitalization companies to be companies with market capitalizations within the range of companies in the MSCI ACWI ex USA Small Cap Index at the time of purchase. As of December 31, 2021, this range of market capitalizations was between $15 million and $9.2 billion. This range is subject to change with market fluctuations. The Fund may continue to hold securities of a company even if its current market cap later exceeds the market cap range of the MSCI ACWI ex USA Small Cap Index.

The Fund seeks to be diversified geographically and by industry and, under normal circumstances, will invest primarily in companies located in developed markets outside the United States and Canada, although the Fund also may invest in companies located in emerging markets. The Fund also may invest in depositary receipts (e.g., American depositary receipts, European depositary receipts, and global depositary receipts) of foreign issuers. The Fund may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the US dollar.

The Fund may focus a portion of its investments in a particular sector or sectors of the economy. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. Using a bottom-up approach, the Manager will seek to select securities of companies that it believes are undergoing positive fundamental change, which may lead to better-than-expected earnings growth. The Manager believes that the magnitude and duration of growth driven by positive fundamental change is often underestimated and that the shares of companies experiencing such a change typically will continue to experience relative price strength and continue to outperform the broader market. The Manager may sell a security if it no longer believes that the security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

How we manage the Funds

In an effort to manage foreign currency exposure, the Fund may use forward foreign currency contracts to either increase or decrease exposure to a given currency. In addition, the Fund may invest in ETFs as a means of gaining exposure to a particular segment of the market and/or to invest cash effectively. The Fund may invest in certain real estate securities, including securities issued by REITs.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. The Manager may sell a security if it significantly exceeds its price and valuation target, if the Manager has a high conviction that the security’s earnings will be substantially below expectations, if the Manager’s buy thesis is no longer valid due to company specific changes, or there is a significant change within the business or the macro landscape that impacts its investment thesis. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The securities in which the Fund typically invests

Stocks offer investors the potential for capital appreciation. Certain stocks that the Fund invests in may pay dividends as well. Please see the Fund’s SAI for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Common or ordinary stocks

Common or ordinary stocks are securities that represent shares of ownership in a corporation. Stockholders may participate in a corporation’s profits through its distributions of dividends to stockholders, proportionate to the number of shares they own.

How the Fund uses them: The portfolio managers will generally invest the Fund’s assets in common or ordinary stocks, some of which may be dividend-paying stocks.

Foreign securities

Foreign securities are securities of issuers which are classified by index providers, or by the Manager applying internally consistent guidelines, as being assigned to countries outside the United States. Investments in foreign securities include investments in American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). ADRs are receipts issued by a depositary (usually a US bank) and EDRs and GDRs are receipts issued by a depositary outside of the US (usually a non-US bank or trust company or a foreign branch of a US bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or US issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security. “N Shares” are shares of companies controlled by Mainland Chinese entities, companies or individuals. It must be incorporated outside the People’s Republic of China (PRC) and traded on the New York Stock Exchange (NYSE), the NASDAQ exchange, or the NYSE MKT with a majority of its revenue or assets derived from PRC. “China A shares” are shares of companies based in Mainland China that trade in Renminbi only on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. “Bond Connect” allows foreign investors to invest in China Interbank bonds traded on the China Interbank Bond Market. Investing in Chinese securities presents various risks including relatively volatile local markets, a volatile currency, potentially lower liquidity and greater government intervention.

How the Fund uses them: The Fund may invest in foreign securities directly or indirectly through ADRs, EDRs, and GDRs. The Fund may also invest in China A shares. The Fund may also invest in China Interbank bonds through Bond Connect. Determinations to purchase depositary receipts will be based on relevant factor(s) in the portfolio managers’ sole discretion.

Forward foreign currency contracts

A fund may invest in securities of foreign issuers and may hold foreign currency. In addition, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

How the Fund uses them: Although the Manager values the Fund’s assets daily in US dollars, it does not intend to convert the Fund’s holdings of foreign currencies into US dollars on a daily basis. The Fund is permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of portfolio transactions and to minimize currency fluctuations. A portfolio manager may conduct the Fund’s foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange market or through a forward foreign currency contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

A portfolio manager may also enter into forward contracts for the Fund if it has agreed to sell a security and wants to “lock in” the price of that security, in terms of US dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

A portfolio manager will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize gains or losses from currency transactions.

Investors should be aware of the costs of currency conversion. The Fund will not use forward contracts for speculative purposes. If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risks.

Investment company securities

In some countries, investments by US mutual funds are generally made by purchasing shares of investment companies that in turn invest in the securities of such countries.

How the Fund uses them: The Fund may hold investment company securities if a portfolio manager believes that the country offers good investment opportunities. Such investment companies may be open-end or closed-end investment companies, and exchange-traded funds. These investments involve an indirect payment by the Fund’s shareholders of a portion of the expenses of the other investment companies, including their advisory fees.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid investments.

Illiquid investments

Illiquid investments are any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid investments.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How we manage the Funds

How the Fund uses them: Typically, the Fund uses repurchase agreements as a short-term investment for its cash positions or for temporary defensive purposes. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is composed of US government securities. At a portfolio manager’s discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies, or instrumentalities or government-sponsored corporations.

Real estate investment trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

How the Fund uses them: Under normal circumstances, the Fund may invest in REITs.

Equity linked securities

Equity linked securities are privately issued derivatives securities that have a return component based on the performance of a single security, a basket of securities, or an index.

How the Fund uses them: The Fund may invest up to 10% of their net assets in equity linked securities. Equity linked securities may be considered illiquid and are subject to the Fund’s limitation on illiquid investments. Fund management will evaluate whether a particular equity linked security is a foreign security based on all the facts and circumstances including, but not limited to, the jurisdiction of the counterparty issuing the equity linked security and the location of the exchange on which the equity linked security or the underlying security trades (if applicable). In some instances, investments in equity linked securities may also be subject to the Fund’s limitation on investments in investment companies.

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain options and futures may be considered illiquid.

How the Fund uses them: If the Fund has stocks that have unrealized gains, a portfolio manager may want to protect those gains when it anticipates adverse conditions. A portfolio manager might use options or futures to seek to neutralize the effect of any anticipated price declines, without selling the security. A portfolio manager may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if the Fund has excess cash in which a portfolio manager wants to invest quickly. The Fund may use call options if a portfolio manager believes that doing so would help the Fund to meet its investment objective. To the extent that the Fund sells or “writes” put and call options, or enters into futures contracts, the Fund will designate assets sufficient to “cover” these obligations and mark them to market daily. Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Other investment strategies

Initial public offerings (IPOs)

Under certain market conditions, a Fund may invest in companies at the times of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Fund.

Delaware Ivy Multi-Asset Income Fund

The Fund seeks to achieve its objective by primarily investing its assets among a diversified portfolio of global equity and equity-income generating securities, including but not limited to infrastructure securities, natural resource securities, Master Limited Partnerships (MLPs) and global real estate securities which are primarily in equity and equity-related securities issued by Global Real Estate Companies. The Fund may also invest in high-yield, high-risk, fixed-income securities of US and foreign issuers, as well as investment grade debt and inflation-linked bonds.

The portfolio targets approximately 30% high yield, high income securities; 40% in global equity and income generating equity securities and approximately 10% in global real estate securities. Together, these allocations determine the 80% policy.

Under normal market conditions, the Fund will invest at least 30% of its net assets in foreign securities, including emerging markets issuers. The Fund may purchase both equity and fixed income securities. The Fund may invest in securities of companies or issuers of any size market capitalization.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), the Fund's sub-advisor that is primarily responsible for the day-to-day management of the portfolio, uses an active allocation approach when selecting investments for the Fund. The Fund has flexibility in the relative weightings given to each of these categories. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund's investment objective.

The high yield portion of the portfolio is a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of US and foreign issuers, the risks of which are, in the investment manager’s judgment, consistent with the Fund’s objectives. The investment manager invests the assets allocated to this sleeve primarily in lower-quality debt securities, which include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another NRSRO or, if unrated, determined by the investment manager to be of comparable quality. The investment manager may invest an unlimited amount of the assets allocated to this sleeve in junk bonds, as described above. The investment manager may invest assets allocated to the high income strategy in fixed-income securities of any maturity. The investment manager may invest up to 100% of the sleeve’s assets in foreign securities that are denominated in US dollars or foreign currencies.

The Fund may also invest in other fixed-income securities, including investment grade debt, which include debt securities rated BBB- or higher by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another NRSRO or, if unrated, determined by the investment manager to be of comparable quality. The Fund may invest in Inflation-linked securities including US and Global TIPS securities (generally sovereign debt with inflation-linked coupon step-ups). The investment manager may invest in fixed-income securities of any maturity. The investment manager may invest in foreign securities that are denominated in US dollars or foreign currencies.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund's portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Within the global equity portion, under normal circumstances, the investment manager invests primarily in equity securities, including dividend-paying common stocks, from across the globe. Although this sleeve invests primarily in large capitalization companies (typically companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in companies of any size. This portion of the portfolio might also invest in infrastructure securities that derive at least 50% of their revenues or profits directly or indirectly from infrastructure assets, or commit at least 50% of its assets to activities related to infrastructure. Infrastructure securities can include MLPs. The equity portion of the portfolio can also invest in natural resources companies that (i) derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to: (a) timber and agriculture assets and securities; (b) commodities and commodity-linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and (c) energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products; or (ii) provides supporting services to such natural resources companies.

“Global Real Estate Companies” which are companies that meet one of the following criteria: companies qualifying for US Federal income tax purposes as real estate investment trusts (REITs);entities similar to REITs formed under the laws of a country other than the US; companies located in any country that, at the time of initial purchase by the sleeve, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. The equity and equity-related securities in which this sleeve invests include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks. The sleeve does not directly invest in real estate.

How we manage the Funds

In addition, the investment manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The investment manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of the investment manager. The investment manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the investment manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the investment manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Delaware Ivy Strategic Income Fund

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that it thinks are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund’s investment objectives.

To meet its investment objectives, the Fund invests in domestic (US) investment grade debt securities, high yield, and international fixed income securities, including those of issuers in emerging markets. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US and foreign debt securities, including those in emerging markets. The Manager will determine how much of the Fund’s assets to allocate to each of the various sectors based on its evaluation of economic and market conditions and its assessment of the yields and potential for appreciation that can be achieved from investments in each of the sectors. The Manager will periodically reallocate the Fund’s assets, as deemed appropriate. The relative proportion of the Fund’s assets to be allocated among the sectors is described below. The Fund may invest up to 100% of its assets in any one sector at any time.

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US investment grade sector. In managing the Fund’s assets allocated to the US investment grade sector, the Manager will invest principally in debt obligations issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of US companies. The US government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities that have been established or sponsored by the US government. The assets in the Fund’s US investment grade sector may also be invested in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, nongovernment entities. Subject to quality limitations, the Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases. Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories or will be unrated securities that the Manager determines are of comparable quality. Please see the Statement of Additional Information (SAI) for additional ratings information.

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High yield sector. The Fund may invest in high yield corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds, and pay-in-kind securities. The Fund may invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will be rated lower than BBB- by S&P, Baa3 by Moody’s Investors Service (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO). Unrated bonds may be more speculative in nature than rated bonds.

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International sector. The Fund may invest in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Central Bank, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank. The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. Currency exposures carry a special risk for the Fund when it allocates a significant portion of its assets to non-USD denominated securities. The Fund may invest in both rated and unrated foreign securities, and may purchase securities of issuers in any foreign country, developed and developing. These investments may include direct obligations of issuers located in emerging markets countries.

In addition, the Manager may seek investment advice and recommendations from its Affiliated Sub-Advisors. The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor's specialized market knowledge.

The securities in which the Fund typically invests

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Please see the Fund’s SAI for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

High yield corporate bonds (junk bonds)

High yield corporate bonds are debt obligations issued by a corporation and rated below investment grade (lower than BBB- by S&P and lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another NRSRO). High yield bonds, also known as “junk bonds,” are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Fund uses them: The Manager carefully evaluates an individual company’s financial situation, its management, the prospects for its industry and the technical factors related to its bond offering. The Manager’s goal is to identify those companies that it believes will be able to repay their debt obligations in spite of poor ratings. The Fund invests in unrated bonds if the Manager believes their credit quality is comparable to the rated bonds the Fund is permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

US government securities

US government securities are direct US obligations that include bills, notes, and bonds, as well as other debt securities, issued by the US Treasury, and securities of US government agencies or instrumentalities. US Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and US government-sponsored instrumentalities may or may not be backed by the “full faith and credit” of the US. In the case of securities not backed by the “full faith and credit” of the US, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

How the Fund uses them: The Fund may invest in US government securities as part of its principal investment strategies and for temporary purposes.

Mortgage-backed securities (MBS)

MBS are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the US government or its agencies or instrumentalities, such as Freddie Mac, Fannie Mae, and Ginnie Mae. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the US government or its agencies or instrumentalities.

How the Fund uses them: The Fund may invest in MBS issued or guaranteed by the US government, its agencies or instrumentalities, or by government-sponsored corporations. The Fund may also invest in mortgage-backed securities issued by certain private, nongovernment entities.

Collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs)

CMOs are privately issued mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. They are issued by US government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages’ maturities.

How the Fund uses them: The Fund may invest in CMOs and REMICs. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid and to such extent, together with any other illiquid investments, will not exceed the Fund’s limit on illiquid investments. In addition, subject to certain quality and collateral limitations, the Fund may invest up to 20% of its net assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the US government, its agencies or instrumentalities, so called nonagency mortgage-backed securities.

Asset-backed securities (ABS)

ABS are bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.

How the Fund uses them: The fixed income securities in which the Fund may invest include ABS.

Corporate notes and bonds

Corporate notes and bonds are debt obligations issued by a corporation.

How the Fund uses them: The Fund may invest in investment grade corporate notes and bonds (rated BBB- or higher by S&P and above Baa3 or higher by Moody's or similarly rated by another NRSRO). The Fund may also invest in bonds rated lower than BBB- by S&P and Baa3 or lower by Moody’s or similarly rated by another NRSRO.

How we manage the Funds

Certificates of deposit and obligations of US and foreign banks

Certificates of deposit and obligations of both US and foreign banks are debt instruments issued by banks that pay interest.

How the Fund uses them: The Fund may invest in certificates of deposit and obligations from banks that have assets of at least $1 billion.

Investments in foreign banks and overseas branches of US banks may be subject to less stringent regulations and different risks than US domestic banks.

Corporate commercial paper

Corporate commercial paper is a short-term debt obligation with maturities ranging from 2 to 270 days, issued by companies.

How the Fund uses it: The Fund may invest in commercial paper that is rated P-1 by Moody’s and/or A-1 by S&P.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is composed of US government securities. At the Manager’s discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations.

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain options and futures may be considered illiquid.

How the Fund uses them: The Fund may invest in futures, options, and closing transactions related thereto. These activities will be entered into for hedging purposes and to facilitate the ability to quickly deploy into the market its cash, short-term debt securities, and other money market instruments at times when its assets are not fully invested. The Fund may only enter into these transactions for hedging purposes if they are consistent with its respective investment objective and policies. In addition, it may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with its investments. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. To the extent that the Fund sells or “writes” put and call options, or enters into futures contracts, it will designate assets sufficient to “cover” these obligations and mark them to market daily.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid investments.

Foreign government securities

Foreign government securities are debts issued by a government or by an agency, instrumentality, or political subdivision of such government.

How the Fund uses them: The fixed income securities in which the Fund may invest include those issued by foreign governments.

Interest rate swap, index swap, and credit default swap agreements

In an interest rate swap, a fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate.

In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.

In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, or restructuring, for example) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party.

Interest rate swaps, index swaps, and credit default swaps may be considered illiquid.

How the Fund uses them: The Fund may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

At times when the Manager anticipates adverse conditions, the Manager may want to protect gains on securities without actually selling them. The Manager might use swaps to neutralize the effect of any price declines without selling a bond or bonds.

If the Fund has any financial obligation under a swap agreement, it will designate cash and liquid assets sufficient to cover the obligation and will value the designated assets daily as long as the obligation is outstanding. Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Short sales

Short sales are transactions in which a fund sells a security it does not own and, at the time the short sale is effected, the fund incurs an obligation to replace the security borrowed no matter what its price may be at the time the fund delivers it to the lender.

How the Fund uses them: The Manager may establish short positions in exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Fund, of a decline in a particular market sector to which the Fund has significant exposure, or of the exposure to securities owned by the Fund in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Fund’s holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

Illiquid investments

Illiquid investments are any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid investments.

Zero coupon and payment-in-kind (PIK) bonds

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par values. PIK bonds pay interest through the issuance to holders of additional securities.

How the Fund uses them: The Fund may purchase fixed income securities, including zero coupon bonds and PIK bonds consistent with its investment objective.

Forward foreign currency contracts

A fund may invest in securities of foreign issuers and may hold foreign currency. In addition, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

How we manage the Funds

How the Fund uses them: Although the Manager values the Fund’s assets daily in terms of US dollars, it does not intend to convert the Fund’s holdings of foreign currencies into US dollars on a daily basis. The Fund is permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations.

Short-term debt investments

These instruments include: (1) time deposits, certificates of deposit, and banker’s acceptances issued by US banks; (2) time deposits and certificates of deposit issued by foreign banks; (3) commercial paper with the highest quality rating; (4) short-term debt obligations with the highest quality rating; (5) US government securities; and (6) repurchase agreements collateralized by those instruments.

How the Fund uses them: The Fund may invest in these instruments either as a means to achieve its investment objective or, more commonly, as temporary defensive investments or pending investments in the Fund’s principal investment securities. The Fund may invest in commercial paper that is rated P-1 by Moody’s and/or A-1 by S&P. The Fund may invest in certificates of deposit and obligations from banks that have assets of at least $1 billion. Time deposits maturing in more than seven calendar days will not be purchased by the Fund, and time deposits maturing from two Business Days through seven calendar days will not exceed 15% of the total assets of the Fund. When investing all or a significant portion of its assets in these instruments, it may not be able to achieve its investment objective.

Foreign securities

Foreign securities are securities of issuers which are classified by index providers, or by the Manager applying internally consistent guidelines, as being assigned to countries outside the United States. Investments in foreign securities include investments in American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). ADRs are receipts issued by a depositary (usually a US bank) and EDRs and GDRs are receipts issued by a depositary outside of the US (usually a non-US bank or trust company or a foreign branch of a US bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or US issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

How the Fund uses them: The Fund may invest in sponsored and unsponsored ADRs. The ADRs in which the Fund may invest will be those that are actively traded in the US.

In conjunction with its investments in foreign securities, the Fund may also invest in sponsored and unsponsored EDRs and GDRs.

Bank loans and other indebtedness

A bank loan represents an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiror of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

How the Fund uses them: The Fund may invest without restriction in bank loans that meet the credit standards established by the Manager. The Manager performs its own independent credit analysis on each borrower and on the collateral securing each loan. The Manager considers the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Fund may invest in bank loans in order to enhance total return, to affect diversification, or to earn additional income. It will not use bank loans for reasons inconsistent with its investment objective.

Delaware Ivy Total Return Bond Fund

The Fund’s investment objective is to seek to provide total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (80% policy).

Under normal circumstances, the Fund invests at least 40% of its total assets in securities of non-US issuers. The Fund may invest up to 100% of its total assets in foreign securities and in securities denominated in currencies other than the US dollar, although the Fund will limit its foreign currency exposure (from non-US dollar-denominated securities or currencies) to 75% of its total assets, as described below.

The Fund has the flexibility to invest in any form of debt security, including, but not limited to, US government and foreign government securities, corporate bonds, convertible and non-convertible bonds, inflation-indexed bonds, asset- and mortgage-backed securities. The Fund also may invest in currencies. The

Fund may invest directly in the debt securities listed above, as well as in derivative instruments that provide investment exposure to such debt securities. The Fund is unconstrained in its investment approach, meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy.

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Global Limited (MIMGL), with respect to its role as sub-advisor of the Fund.

The Manager may consider analysis of environmental, social and governance (ESG) factors in evaluating investments for the Fund. This analysis considers various inputs, including metrics sourced from external parties and ESG research providers; commitments on ESG progress from issuers; specific bond formats (such as green or sustainability-linked bonds); issuer engagement; and other external and proprietary inputs to judge the issuer’s contribution to improvements in ESG practice. The Fund may favor securities of issuers that are judged by the Manager to meet high ESG standards, and may avoid investment in certain industry sectors, or in securities of issuers that are judged to not meet the Manager’s ESG requirements. The Manager relies on a proprietary ESG framework where issuers are assessed on their exposure to, and management of, environmental, social and governance risks. The Manager’s ESG framework relies on its quantitative and qualitative analysis of factors such as industry sector, issuer specific factors such as history and management, and data from multiple sources, including government reports, company filings and external data providers. This framework is subjective in nature and not intended to be an exhaustive list of all possible risks and are provided as an indication of the types of factors being utilized by the Manager.

As described in more detail below, the Fund expects to use derivatives for various purposes. The Fund may take long positions in derivatives (the values of which typically move in the same direction as the prices of the underlying investments) and short positions in derivatives (the values of which typically move in the opposite direction from the prices of the underlying investments).

The Fund may invest in debt securities of any credit rating and may invest up to 50% of its total assets in non-investment-grade debt securities, or high yield or junk bonds, which include bonds rated BB+ or below by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality.

The Fund may invest in debt securities from any market or country or denominated in any currency, including issuers located in, and/or generating revenue from, both developed and emerging markets. The Fund will limit its foreign currency exposure (from non-US dollar-denominated securities or currencies) to 75% of its total assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances.

The Fund may invest in bonds of any maturity or duration.

The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may own, to a lesser extent, preferred stocks. The Fund also may invest in repurchase agreements and reverse repurchase agreements.

Generally, in determining whether to sell a security, the Manager continues to analyze the factors considered in buying the security. The Manager may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities or to raise cash.

MIMGL, an affiliate of the Fund's investment manager, Delaware Management Company (Manager), serves as the Fund’s sub-advisor and manages the Fund’s assets. The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Austria Kapitalanlage AG (MIMAK). The Manager may also permit MIMEL and MIMAK (together with MIMGL, the “Affiliated Sub-Advisors”) to execute Fund security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMAK to exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Additional Investment Considerations

The objective(s) and investment policies of each Fund may be changed by the Board without a vote of the Fund’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, will be given prior written notice, typically at least 60 days in advance, of any material change in a Fund’s objective(s).

How we manage the Funds

Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of a Fund’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, a Fund may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index.

To the extent a Fund invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance also will depend on the Manager’s skill or that of a Fund’s investment sub-advisor, as applicable (hereinafter referred to collectively as the Manager), in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that a Fund will achieve its objective(s).

Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Fund (other than Delaware Ivy Cash Management Fund) may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant and thus affect the performance of a Fund.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to that Fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Each Fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target of the securities in each such Fund's holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that a Fund must distribute for federal tax purposes, the distribution of which would increase your taxable income.

Each Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Manager may invest a portion of a Fund's assets in cash or cash equivalents if the Manager is unable to identify and acquire a sufficient number of securities that meet its selection criteria for implementing the Fund’s investment objective(s), strategies and policies, or for other reasons.

Please see the Funds’ SAI for additional information about certain of the securities described below as well as other securities in which the Funds may invest.

Other investment strategies

Borrowing from banks

Each Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective. Each Fund will not borrow money in excess of one-third of the value of its total assets.

Purchasing securities on a when-issued or delayed-delivery basis

Each Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions

In response to unfavorable market conditions, a Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with a Fund’s investment objectives. To the extent that a Fund holds such instruments, it may be unable to achieve its investment objectives.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Funds, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal and non-principal risks you assume when investing in the Funds. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Delaware Ivy California Municipal High Income Fund

Principal Risks. An investment in Delaware Ivy California Municipal High Income Fund is subject to various risks, including the following:

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.

The value of assets or income from the Fund's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large

How we manage the Funds

quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Call risk

Call risk is the risk that a bond issuer will prepay the bond during periods of low interest rates, forcing an investor to reinvest his or her money at interest rates that might be lower than rates on the called bond.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

Alternative minimum tax risk

The Fund may invest in municipal bonds the interest on which (and, therefore, any part of Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability is increased as a result of such treatment, that would reduce the Fund’s after-tax return to the shareholder. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations no longer are subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)

Government and regulatory risk

The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.

In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the federal income tax (or serious consideration of such a change by the US government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Geographic concentration risk

An investment in the Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because the Fund invests primarily in California municipal securities, events in California are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, man-made or natural disasters, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California’s municipal issuers. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations. In addition, any downgrade to the credit rating of the securities issued by the US government may result in a downgrade of securities issued by California. Specifically, provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations.

Moreover, there are a number of risks specific to California that threaten the state’s fiscal condition, including the significant unfunded liabilities of California’s two main retirement systems. In recent years, California has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities and also has significant unfunded liability with respect to other post-employment benefits. While California’s economy is broad, it does have major concentrations in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Industry and sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

How we manage the Funds

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy California Municipal High Income Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund (other than Delaware Ivy Cash Management Fund) occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund (other than Delaware Ivy Cash Management Fund) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund (other than Delaware Ivy Cash Management Fund) may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the

How we manage the Funds

amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CFTC and NFA rules.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

Fixed income risk

The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Focus risk

At times, a Fund may invest primarily in municipal securities that finance similar types of projects, such as those in health care, life care, public power, education and transportation, among others, and in municipal securities of issuers located in the same geographical area. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, likely would affect all similar projects, thereby increasing market risk.

Municipal lease obligations risk

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease may be cancelled without penalty and investors who own the lease obligations may not be paid.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Puerto Rico municipal securities risk

Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of a Fund’s holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism, and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizeable debt service obligations and a high unemployment rate. Many ratings organizations previously downgraded a number of securities issued in Puerto Rico or placed them on “negative watch”. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Taxability risk

In purchasing municipal securities, the Fund and the Manager rely on the opinion of an issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal and/or California income tax. A tax opinion generally is provided at the time a municipal security is initially issued. However, after the Fund buys a security backed by such an opinion, distributions by the Fund may become taxable to shareholders due to noncompliant conduct by a bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the IRS or other authorities or because of other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

US State and territories municipal securities risk

Although the Fund expects to invest its assets predominately in obligations issued by the State of California, the Fund may invest in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, as well as US territories and possessions such as the District of Columbia, the US Virgin Islands and Guam. As with California municipal securities, events in any US state or territory where the Fund is invested may affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of such states or territories.

Delaware Ivy Cash Management Fund

Principal Risks. An investment in Delaware Ivy Cash Management Fund is subject to various risks, including the following:

Amortized cost risk

In the event that the Board of Trustees (Board) determines that the extent of the deviation between Delaware Ivy Cash Management Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Fixed income risk

The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect

How we manage the Funds

international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. During periods of low short-term interest rates, Delaware Ivy Cash Management Fund may not be able to maintain a positive yield or may not be able to pay Fund expenses out of current income without impairing such Fund’s ability to maintain a stable NAV. A Fund (other than Delaware Ivy Cash Management Fund) may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Government and regulatory risk

The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.

In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the federal income tax (or serious consideration of such a change by the US government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Cash Management Fund may be subject to other, non-principal risks, including the following:

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the

How we manage the Funds

securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Reinvestment risk

Income from a Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

Delaware Ivy Corporate Bond Fund

Principal Risks. An investment in Delaware Ivy Corporate Bond Fund is subject to various risks, including the following:

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Financials sector risk

Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

How we manage the Funds

Fixed income risk

The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

How we manage the Funds

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Industry and sector risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Corporate Bond Fund may be subject to other, non-principal risks, including the following:

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund (other than Delaware Ivy Cash Management Fund) occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund (other than Delaware Ivy Cash Management Fund) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which

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includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund (other than Delaware Ivy Cash Management Fund) may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CFTC and NFA rules.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

Foreign government/supranational risk

Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

Bank loans and other direct indebtedness risk

In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair a Fund's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to a Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after a Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, a Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Fund has an interest. If the loan is unsecured, there is no specific collateral on which a Fund can foreclose. In addition, if a secured loan is foreclosed, a Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more

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limited than, those held by the original lenders or the assignor. With loan participations, a Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Fund could enforce its rights directly against the borrower.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing a Fund's income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

Non-agency securities risk

The risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government. These securities may include, but are not limited to, securities issued by non-government entities which can include instruments secured by obligations of prime, Alt A, and sub-prime residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans). Non-agency securities can present valuation and liquidity issues and be subject to precipitous downgrades (or even default) during time periods characterized by recessionary market pressures such as falling home prices, rising unemployment, bank failures and/or other negative market stresses. The risk of non-payment by the issuer of any non-agency security increases when markets are stressed.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Government and regulatory risk

The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.

In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the federal income tax (or serious consideration of such a change by the US government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Redemption risk

A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the 1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Fund.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Delaware Ivy Crossover Credit Fund

Principal Risks. An investment in Delaware Ivy Crossover Credit Fund is subject to various risks, including the following:

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Financials sector risk

Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

Fixed income risk

The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government

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fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Limited number of securities risk

If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective”

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duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Portfolio turnover risk

Frequent buying and selling of investments involve higher costs to a Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in a Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target, and the need to sell a security to meet redemption activity.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Crossover Credit Fund may be subject to other, non-principal risks, including the following:

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund (other than Delaware Ivy Cash Management Fund) occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund (other than Delaware Ivy Cash Management Fund) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which

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includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund (other than Delaware Ivy Cash Management Fund) may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CFTC and NFA rules.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

Bank loans and other direct indebtedness risk

In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair a Fund's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to a Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after a Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, a Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Fund has an interest. If the loan is unsecured, there is no specific collateral on which a Fund can foreclose. In addition, if a secured loan is foreclosed, a Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, a Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Fund could enforce its rights directly against the borrower.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing a Fund's income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in

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decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

Non-agency securities risk

The risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government. These securities may include, but are not limited to, securities issued by non-government entities which can include instruments secured by obligations of prime, Alt A, and sub-prime residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans). Non-agency securities can present valuation and liquidity issues and be subject to precipitous downgrades (or even default) during time periods characterized by recessionary market pressures such as falling home prices, rising unemployment, bank failures and/or other negative market stresses. The risk of non-payment by the issuer of any non-agency security increases when markets are stressed.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the 1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Fund.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Delaware Ivy Emerging Markets Local Currency Debt Fund

Principal Risks. An investment in Delaware Ivy Emerging Markets Local Currency Debt Fund is subject to various risks, including the following:

Capital repatriation risk

Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Manager is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

Credit-linked notes risk

Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund (other than Delaware Ivy Cash Management Fund) occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund (other than Delaware Ivy Cash Management Fund) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

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The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund (other than Delaware Ivy Cash Management Fund) may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CFTC and NFA rules.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

Futures contracts risk. A futures contract is a standardized contract traded on a financial exchange to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date at a specified time in the future. Futures prices can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If the Fund was unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

Interest rate swap risk. Interest rate swaps are subject to interest rate risk and counterparty credit risk. An interest rate swap transaction could result in losses if the underlying interest rate does not perform as anticipated. Interest rate swaps also are subject to counterparty credit risk.

Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)), swap rates, treasury rates and other foreign interest rates. See IBOR risk for the risks of changes related to the use of IBORs.

A swap agreement can increase or decrease the volatility of the Fund's investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. As discussed above, swaps can involve greater risks than direct investment in securities, and are, among other factors, subject to counterparty credit risk.

Because swaps may have a leverage component, adverse changes in the level of the reference rate can result in gains or losses that are substantially greater than the amount invested in the swap itself. Liquidity risk and interest rate risk can each contribute to significant and unanticipated losses to the Fund.

Options risk. An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date or on multiple dates. Options can offer large amounts of leverage, which may result in the Fund’s NAV being more sensitive to changes in the value of the underlying instrument. The Fund may purchase or write (sell) both exchange-traded options that are traded on domestic or foreign exchanges and/or OTC options. When the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon

How we manage the Funds

exercise of the option if the terms call for physical delivery. In the event that the Fund has purchased an OTC option, failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. In an exchange-traded option, the exchange would step in and perform in the event of counterparty nonperformance. The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. If the Fund was unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by the Fund could cause material losses to the Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Swaps risk. A swap is an agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swap agreements may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

Duration risk

Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes and trade conditions. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets, and there may be difficulty related to the quality, availability and timeliness of information. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Developing or emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. Developing or emerging market countries may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in developing or emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.

In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result, there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely.

Issuers in developing or emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In addition, certain developing or emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain developing or emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of developing or emerging market issuers meet PCAOB standards. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Fixed income risk

The prices of the Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign currency exchange transactions and forward foreign currency contracts risk

The Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of the Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Foreign government/supranational risk

Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting,

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auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase the Fund's exposure to risks associated with rising rates. The Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Interest rate swap risk

Interest rate swaps are subject to interest rate risk and counterparty credit risk. An interest rate swap transaction could result in losses if the underlying interest rate does not perform as anticipated. Interest rate swaps also are subject to counterparty credit risk.

Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)), swap rates, treasury rates and other foreign interest rates. See IBOR risk for the risks of changes related to the use of IBORs.

A swap agreement can increase or decrease the volatility of the Fund's investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. As discussed above, swaps can involve greater risks than direct investment in securities, and are, among other factors, subject to counterparty credit risk.

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Because swaps may have a leverage component, adverse changes in the level of the reference rate can result in gains or losses that are substantially greater than the amount invested in the swap itself. Liquidity risk and interest rate risk can each contribute to significant and unanticipated losses to the Fund.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Nondiversification risk

Certain Funds are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, such Funds may invest a greater percentage of its assets in the securities of an issuer. Thus, such Funds may hold fewer securities than other funds. A decline in the value of those investments would cause such Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Options risk

An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date or on multiple dates. Options can offer large amounts of leverage, which may result in a Fund’s NAV being more sensitive to changes in the value of the underlying instrument. A Fund may purchase or write (sell) both exchange-traded options that are traded on domestic or foreign exchanges and/or OTC options. When the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option if the terms call for physical delivery. In the event that a Fund has purchased an OTC option, failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. In an exchange-traded option, the exchange would step in and perform in the event of counterparty nonperformance. The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. If a Fund was unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by the Fund could cause material losses to the Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Portfolio turnover risk

Frequent buying and selling of investments involve higher costs to a Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in a Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target, and the need to sell a security to meet redemption activity.

Geographic focus risk

Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent a Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and a Fund's performance may be more volatile than the performance of a more geographically diversified fund.

Swaps risk

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swap agreements may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Emerging Markets Local Currency Debt Fund may be subject to other, non-principal risks, including the following:

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Redemption risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.

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Reinvestment risk

Income from a Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

Russia investment risk

Certain Funds may invest a portion of their assets in securities issued by Russian issuers. In addition to the existing general risks that a Fund faces with respect to its investments in the Russian market (including political risk, emerging market risk, and currency risk), a Fund currently faces additional, heightened risks due to recent political unrest involving Russia and Ukraine.

The US and the EU have imposed economic sanctions on certain Russian persons and issuers. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Such events and resulting sanctions, or even the threat of further sanctions, potentially pose significant risks to a Fund, as the value of its investments in Russian securities or companies with substantial exposure to the Russian economy may decline or become increasingly volatile; additionally, further potential international response may result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Continued retention of Russian securities mandated by law, or forced divestiture of such securities, could negatively affect the value of a Fund's assets and its investment performance. Sanctions also could result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. As a result, a Fund's performance may be adversely affected.

Sanctions risk

From time-to-time, the US Government or other governments may place “sanctions” on a country. Such sanctions may include limitations on transactions in a country, such as the purchase or sale of products or services in that country. Sanctions also may include limitations on the movement of cash and securities to and from a sanctioned country, or may limit investments in a sanctioned country. When sanctions are placed on a country, the Fund may experience limitations on its investments in that country, including, the inability to dispose of securities in that country, the inability to settle security transactions in that country, and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign investment risk, and currency risk. The Fund could lose money investing in a country that is later sanctioned by the US Government or other governments.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Delaware Ivy Government Securities Fund

Principal Risks. An investment in Delaware Ivy Government Securities Fund is subject to various risks, including the following:

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Fixed income risk

The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed

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securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing a Fund's income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

Security focus risk

The risk that a focus on a particular type of security will cause a fund to be more exposed to developments affecting such type of security than a more broadly diversified fund would be. A fund could experience greater volatility or may perform poorly during a downturn in experienced by a type of security because it is more susceptible to the economic, regulatory, political, legal, and other risks associated with such type of security than a fund that invests more broadly.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Government Securities Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund (other than Delaware Ivy Cash Management Fund) occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund (other than Delaware Ivy Cash Management Fund) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

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When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund (other than Delaware Ivy Cash Management Fund) may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CFTC and NFA rules.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Redemption risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Delaware Ivy High Yield Fund

Principal Risks. An investment in Delaware Ivy High Yield Fund is subject to various risks, including the following:

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Fixed income risk

The prices of the Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and

How we manage the Funds

adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries.

Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase the Fund's exposure to risks associated with rising rates. The Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed

How we manage the Funds

securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy High Yield Fund may be subject to other, non-principal risks, including the following:

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund (other than Delaware Ivy Cash Management Fund) occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund (other than Delaware Ivy Cash Management Fund) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund (other than Delaware Ivy Cash Management Fund) may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

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Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CFTC and NFA rules.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes and trade conditions. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets, and there may be difficulty related to the quality, availability and timeliness of information. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Developing or emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. Developing or emerging market countries may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in developing or emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.

In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result, there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely.

Issuers in developing or emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In addition, certain developing or emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain developing or emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of developing or emerging market issuers meet PCAOB standards. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of the Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees. The Fund may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

How we manage the Funds

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by the Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in the Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Government and regulatory risk

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Portfolio turnover risk

Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund's market capitalization target, and the need to sell a security to meet redemption activity.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the 1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Fund.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Delaware Ivy International Small Cap Fund

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The portfolio managers maintain a long-term investment approach and focus on securities that they believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall stock market movements. Although the Fund may hold securities for any amount of time, the portfolio managers generally do not trade for short-term purposes.

Industry, sector, and security risks

Industry and sector risks are the risks that the value of securities in a particular industry or sector (such as consumer staples or information technology) will decline because of changing expectations for the performance of that industry or sector.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

How the Fund strives to manage it: The Fund typically holds a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on the Fund.

How we manage the Funds

Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets and frontier countries) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The portfolio managers attempt to reduce the risks presented by such investments by conducting world-wide fundamental research, including country visits. In addition, the portfolio managers monitor current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. In addition, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools, to the extent available, to account for significant market events that may occur after the close of a foreign market but before the Fund’s shares are priced.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: The Fund may invest in emerging markets securities. To the extent that they invest in emerging markets, the portfolio managers carefully screen securities within emerging markets and attempt to consider material risks associated with an individual company or bond issuer in order to strive to manage this risk for the Fund. However, there is no way to eliminate emerging markets risk when investing internationally in emerging markets.

Asia-Pacific region risk

Investments in companies located or operating in the Asia-Pacific region (which consists of Hong Kong, the People’s Republic of China, Republic of Korea, and Taiwan, among other countries) may involve risks and considerations not typically associated with investments in the US and other Western nations. These risks include, among others: the inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work and practices of PCAOB-registered public accounting firms in China; the use of variable interest equity (“VIE”) organizational structures; political, legal and regulatory uncertainty; differing shareholder rights based on company structure and/or location of operations; or the institution of additional tariffs, prohibitions or other trade barriers (or the threat thereof) as a result of trade tensions between China and the United States.

How the Fund strives to manage it: The portfolio managers evaluate the political situations in the Asia-Pacific region and take into account any potential risks before they select securities for the Fund. However, there is no way to eliminate risk when investing in China-based issuers or in the Asia-Pacific region.

Political risk

Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Fund strives to manage it: The portfolio managers evaluate the political situations in the countries where the Fund invests and take into account any potential risks before they select securities for the Fund. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Geographic focus risk

Geographic focus risk is the risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.

How the Fund strives to manage it: The portfolio managers will attempt to reduce this risk by diversifying portfolios by country and sector.

Currency risk

Currency risk is the risk that the value of a fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Fund strives to manage it: The portfolio managers may try to hedge the Fund’s currency risk by purchasing forward foreign currency contracts. If the Fund agrees to purchase or sell foreign securities at a preset price on a future date, a portfolio manager may attempt to protect the value of a security the

Fund owns from future changes in currency exchange rates. If the Fund has agreed to purchase or sell a security, the Fund may also use forward foreign currency contracts to “lock in” the security’s price in terms of US dollars or another applicable currency. The Fund may use forward foreign currency contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than US companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the United States.

How the Fund strives to manage it: The portfolio managers conduct fundamental research on the companies that the Fund invests in rather than relying solely on information available through financial reporting.

Inefficient market risk

Inefficient market risk is the risk that foreign markets may be less liquid and have greater price volatility, less regulation, and higher transaction costs than US markets.

How the Fund strives to manage it: The portfolio managers will attempt to reduce this risk by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: To the extent a Fund invests in small companies, the portfolio managers attempt to reduce this risk by investing in a variety of different issuers.

This is a significant risk for the Fund.

Transaction cost risk

Transaction costs risk is the risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

How the Fund strives to manage it: The portfolio managers strive to monitor transaction costs and to choose an efficient trading strategy for the Fund.

Real estate industry risk

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.

How the Fund strives to manage it: The Fund selects REITs based on the quality of their management and their ability to generate substantial cash flow, which the Fund believes can help to shield it from some of the risks involved with real estate investing.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what a portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character,

How we manage the Funds

timing, and amount of a fund’s taxable income or gains. A fund’s transactions in derivatives may be subject to one or more special tax rules.  These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund’s securities. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that a portfolio manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income. To the Fund invests in equity linked securities, the Fund will be subject to derivatives risk. The portfolio managers also research and continually monitor the creditworthiness of current or potential counterparties.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The portfolio managers try to minimize this risk by considering the creditworthiness of all counterparties before they enter into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Leveraging risk

Leveraging risk is the risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

How the Fund strives to manage it: The Fund will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, they generally do not trade for short-term purposes.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund may invest up to 15% of its net assets in illiquid investments.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the Euro Overnight Index Average (EONIA)), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Government and regulatory risk

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage them: The portfolio managers evaluate the economic and political climate in the relevant jurisdictions before selecting securities for the Fund. The Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Delaware Ivy Multi-Asset Income Fund

Principal Risks. An investment in Delaware Ivy Multi-Asset Income Fund is subject to various risks, including the following:

Asset allocation risk

Although asset allocation among different sleeves and asset categories of the Fund generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund's other sleeves, or to the market as a whole, which could result in the Fund performing poorly.

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the

How we manage the Funds

market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.

The value of assets or income from the Fund's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Foreign and emerging markets risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes and trade conditions. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets, and there may be

How we manage the Funds

difficulty related to the quality, availability and timeliness of information. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Developing or emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. Developing or emerging market countries may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in developing or emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.

In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result, there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely.

Issuers in developing or emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In addition, certain developing or emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain developing or emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of developing or emerging market issuers meet PCAOB standards. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Fixed income risk

The prices of the Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If the Fund purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Senior loan risk

Senior (or first-lien) loans, which include fixed- or floating-rate (sometimes referred to as “adjustable rate”) loans, hold a senior position in the capital structure of US and foreign corporate issuers. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment-grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund's NAV and income distributions. In addition to the risks typically associated with debt securities, such as credit risk and interest rate risk, senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans are subject to prepayment risk. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

REIT-related risk

The value of the Fund's investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Code) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the 1940 Act. In addition, the Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase the Fund's exposure to risks associated with rising rates. The Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large

How we manage the Funds

quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Duration risk

Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

Master limited partnership (MLP) risk

Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographical region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MLPs taxed as partnerships generally do not pay US federal income tax at the partnership level, subject to the application of certain partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being treated as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction of the value of the underlying fund’s investment, and consequently your investment in the Fund and lower income. A distribution from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distribution does not exceed the investor’s adjusted basis in its MLP interest.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund (other than Delaware Ivy Cash Management Fund) occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund (other than Delaware Ivy Cash Management Fund) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund (other than Delaware Ivy Cash Management Fund) may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

How we manage the Funds

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CFTC and NFA rules.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

Natural resources risk

Investment risks associated with investing in securities of natural resources companies, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. Securities of natural resource companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit high volatility attributable to commodity prices.

Commodity-related investments risk

Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause the Fund's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, the Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, the Fund may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, the Fund may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

Distressed securities risk

The Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Such distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Equity-linked securities risk

An equity-linked security is a type of debt instrument that is linked to the equity market. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies the Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Fund may not perform as well as the securities held by other

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mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Fund's shares to lose value or may cause the Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Multi-Asset Income Fund may be subject to other, non-principal risks, including the following:

Collateralized loan obligations risk

A CLO is an investment vehicle backed by a pool of commercial or personal loans, structured so that there are several classes of bondholders with varying maturities, called “tranches.” CLOs issue classes or tranches of securities that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests.

Concentration risk

If the Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of the Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Foreign currency exchange transactions and forward foreign currency contracts risk

The Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Growth stock risk

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Initial public offering risk

Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on the Fund also is likely to decline as the Fund grows.

Insurance-related instruments risk

The Fund may invest in esoteric asset classes such as the insurance capital markets, which include insurance linked securities, insurance securitizations, catastrophe bonds, life insurance/life annuity combination bonds, structured settlements, insurance reserve financing, mortality/longevity swaps, premium finance loans, and other similar asset-backed securities or instruments. These are specialized asset classes with unique risks. For example, risks arising from the illiquidity and difficulty in the valuation of such instruments, risk of catastrophic events and other events giving rise to losses under such instruments, volatility of capital markets, the risk of borrowings and short sales, the risk arising from leverage associated with trading in the currencies and over-the-counter (OTC) derivatives markets, the illiquidity of derivative instruments and the risks of loss from counterparty default.

Interest rate swap risk

Interest rate swaps are subject to interest rate risk and counterparty credit risk. An interest rate swap transaction could result in losses if the underlying interest rate does not perform as anticipated. Interest rate swaps also are subject to counterparty credit risk.

Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)), swap rates, treasury rates and other foreign interest rates. See IBOR risk for the risks of changes related to the use of IBORs.

A swap agreement can increase or decrease the volatility of the Fund's investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. As discussed above, swaps can involve greater risks than direct investment in securities, and are, among other factors, subject to counterparty credit risk.

Because swaps may have a leverage component, adverse changes in the level of the reference rate can result in gains or losses that are substantially greater than the amount invested in the swap itself. Liquidity risk and interest rate risk can each contribute to significant and unanticipated losses to the Fund.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees. The Fund may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by the Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by

How we manage the Funds

1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in the Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Investments in loans secured by real estate risk

The Fund may invest in loans secured by real estate (other than mortgage-backed securities) and may, as a result of default, foreclosure or otherwise, hold real estate assets. Special risks associated with such investments include changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), competition based on rental rates, attractiveness and location of the properties, changes in the financial condition of tenants, and changes in operating costs. Real estate values also are affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

Investments in structured products risk

The Fund may invest in securities backed by, or representing interests in, certain underlying instruments (“structured products”). Structured products, for purposes of this Prospectus, are not derivative instruments. The terms of the instrument may be determined or structured by the purchaser and the issuer of the instrument. Structured investments may have certain features of equity and debt securities, but also may have additional features. The cash flow on the underlying instruments may be apportioned among the structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to the structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products that represent derived investment positions based on relationships among different markets or asset classes.

The performance of structured products will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. The returns on these investments may be linked to the value of an index, a basket of instruments, an individual stock, bond or other security, an interest rate or a commodity.

The risks associated with structured products involve the risks of loss of principal due to market movement. In addition, investments in structured products may be illiquid in nature, with no readily available secondary market. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on a structured product is derived by linking the return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products typically are sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

Government and regulatory risk

The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.

In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the federal income tax (or serious consideration of such a change by the US government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Large capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Loan origination risk

The Fund may seek to originate loans, including, but not limited to, secured and unsecured notes, senior and second lien loans, mezzanine loans, and other similar investments. The Fund will retain all fees received in connection with originating or structuring the terms of any such investment. The Fund may subsequently offer such investments for sale to third parties, which could include certain other investment funds or separately managed accounts managed by the Manager; provided, that there is no assurance that the Fund will complete the sale of such an investment. To the extent the Fund acts as an original lender, the Fund's success would depend, in part, on its ability to originate loans on advantageous terms. In making loans, the Fund would compete with a broad spectrum of lenders, many of which may have substantially greater financial resources. Additionally, the Fund may make loans to borrowers that are experiencing, or are likely to experience, financial difficulty (including highly leveraged borrowers) and such loans may constitute a material amount of the Fund's portfolio. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund's investments being over-concentrated in certain borrowers.

Bank loans and other direct indebtedness risk

In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair the Fund's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, the Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.

Loans to private and middle market companies risk

Loans to private and middle market companies involve a number of particular risks that may not exist in the case of loans to large public companies, including:

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these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;

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these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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there may not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality; and

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these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Real assets industry risk

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

REOC-related risk. A REOC is similar to an equity REIT in that it owns and operates commercial real estate, but unlike a REIT, it has the freedom to retain all its funds from operations and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, if at all, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of the Fund's REOC securities may be adversely affected by certain of the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the federal tax treatment that is accorded a REIT. In addition, the Fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Redemption risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the 1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when the Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Fund.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Student loan risk

Student loan bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the US Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Value stock risk

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Delaware Ivy Strategic Income Fund

Interest rate risk

Interest rate risk is the risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated. For example, if a fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make interest payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

How the Fund strives to manage it: The Manager limits the amount of the Fund’s assets invested in any one industry and in any individual security.

How we manage the Funds

The Fund is subject to various interest rate risks depending upon its investment objectives and policies. The Manager cannot eliminate this risk, but tries to address it by monitoring economic conditions, especially interest rate trends and their potential impact on the Fund. The Manager does not try to increase returns on the Fund’s investments in debt securities by predicting and aggressively capitalizing on interest rate movements.

By investing in swaps, the Fund is subject to additional interest rate risk. Each Business Day, the Manager will calculate the amount the Fund must pay for any swaps it holds and will designate enough cash or other liquid securities to cover that amount.

High yield corporate (junk) bond risk

High yield corporate bonds (commonly known as “junk” bonds), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default, and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities because they are rated below investment grade. Lower rated and unrated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk.

How the Fund strives to manage it: The Manager attempts to reduce the risk associated with investment in high yield debt securities through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

How the Fund strives to manage it: The Manager maintains a long-term investment approach and focuses on securities that it believes can continue to provide returns over an extended time frame regardless of interim market fluctuations. Generally, the Manager does not try to predict overall market movements. The Fund does not buy and sell securities for short-term purposes. In evaluating the use of an index swap for the Fund, the Manager carefully considers how market changes could affect the swap and how that compares to investing directly in the market the swap is intended to represent. When selecting counterparties with whom the Manager would make interest rate or index swap agreements for the Fund, the Manager does careful credit analysis on the counterparty before engaging in the transaction.

Credit risk

Credit risk is the risk that an issuer of a debt security, including a governmental issuer or an entity that insures the bond, may be unable to make interest payments and/or repay principal in a timely manner. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact fund performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss because they are rated below investment grade, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds. A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest. Investment by a fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a fund of its initial investment and any anticipated income or appreciation may be uncertain. A fund also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

How the Fund strives to manage it: The Manager’s careful, credit-oriented bond selection and its commitment to hold a diversified selection of high yield bonds are designed to manage this risk. It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high yield bonds, an increase in the number of high yield bond defaults and corresponding volatility in the Fund’s NAV. The Fund’s holdings of high-quality investment grade bonds are less subject to credit risk and may help to balance any credit problems experienced by individual high yield bond issuers or foreign issuers. When selecting dealers with whom the Manager would make swap agreements, the Manager focuses on those with high quality ratings and does careful credit analysis before investing.

IBOR risk

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the Euro Overnight Index Average (EONIA)), the potential impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

How the Fund strives to manage it: The Fund limits exposure to illiquid investments to no more than 15% of its total assets.

Loans and other indebtedness risk

Loans and other indebtedness risk is the risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other indebtedness acquired by a fund may involve revolving credit facilities or other standby financing commitments that obligate a fund to pay additional cash on a certain date or on demand. These commitments may require a fund to increase its investment in a company at a time when that fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a fund may be required to rely upon another lending institution to collect and pass on to the fund amounts payable with respect to the loan and to enforce the fund’s rights under the loan and other indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving such amounts. The highly leveraged nature of many such loans and other indebtedness may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other indebtedness may involve additional risk to the fund.

A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. Extended trade settlement periods may result in cash not being immediately available to a fund. As a result of these factors, a fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

Federal securities laws provide protections against fraud and misrepresentation in connection with the offering and sale of a “security.” Loans in which a fund may invest may not be deemed to be “securities” for purposes of such anti-fraud protections. A fund may therefore not have the protection of the anti-fraud provisions of the federal securities laws in the event of fraud or misrepresentation by a borrower. However, a fund in such a scenario may be able to rely on contractual provisions in the loan documents for alternative protections, or use common-law fraud protections under applicable state law.

How we manage the Funds

How the Fund strives to manage it: This risk may not be completely eliminated, but the Manager will attempt to reduce this risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should the Manager determine that any of these securities are illiquid, they would be subject to the Fund’s restriction on illiquid investments.

Adjustable rate securities risk

The value of any collateral securing an adjustable rate security may decline, be insufficient to meet the obligations of the borrower, or be difficult or costly to liquidate. In the event of a default, it may be difficult to collect on any collateral, it would not be possible to collect on any collateral for an uncollateralized loan, and the value of an adjustable rate security can decline significantly. Access to collateral may also be limited by bankruptcy or other insolvency laws. If an adjustable rate security is acquired through an assignment, the acquirer may not be able to unilaterally enforce all rights and remedies under the loan and with regard to the associated collateral.

Although senior loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. Difficulty in selling an adjustable rate loan can result in a loss. Loans trade in an over-the-counter market, and confirmation and settlement may take significantly longer than 7 days to complete. Extended trade settlement periods may present a risk regarding the Fund’s ability to timely honor redemptions. Due to the lack of a regular trading market for loans, loans are subject to irregular trading activity and wide bid/ask spreads and may be difficult to value.

High yield adjustable rate loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Generally, there is less readily available, reliable public information about the loans. Therefore, the Fund may be required to rely on its own evaluation and judgment of a borrower’s credit quality in addition to any available independent sources to value loans. Adjustable rate loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

How the Fund strives to manage it: This risk may not be completely eliminated, but the Manager will attempt to reduce this risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should the Manager determine that any of these securities are illiquid, they would be subject to the Fund’s restriction on illiquid investments.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: The Fund may invest a portion of its assets in securities of issuers located in emerging markets. The Fund cannot eliminate these risks but the Manager will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, and other relevant factors.

Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The Manager attempts to reduce the risks presented by such investments by conducting world-wide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, the Fund may hedge exposure to those currencies for defensive purposes.

The Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools, to the extent available, to account for significant market events that may occur after the close of a foreign market but before the Fund’s shares are priced.

Foreign government securities risk

Foreign government securities risk relates to the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

How the Fund strives to manage it: The Manager attempts to reduce the risks associated with investing in foreign governments by limiting the portion of portfolio assets that may be invested in such securities.

Currency risk

Currency risk is the risk that the value of a fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Fund strives to manage it: The Fund, which has exposure to global and international investments, may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-US dollar denominated securities, it may invest in forward foreign currency contracts, and foreign currency options and futures transactions. These activities pose special risks that do not typically arise in connection with investments in US securities.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund’s taxable income or gains. A fund’s transactions in derivatives may be subject to one or more special tax rules.  These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund’s securities. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income. It will not use derivatives for reasons inconsistent with its investment objective. The Manager also researches and continually monitors the creditworthiness of current or potential counterparties. The Fund will limit its investments in derivatives instruments such that the aggregate notional amount of these investments does not exceed 100% of the Fund’s net assets and initial margin for these transactions is less than 5% of the Fund's net assets.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The Manager seeks to minimize this risk by considering the creditworthiness of all counterparties before the Fund enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

How we manage the Funds

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility.

How the Fund strives to manage it: The Fund may invest in mortgage-backed and asset-backed securities. The Manager will attempt to reduce this risk by investing in a broad range of fixed income securities.

Prepayment risk

Prepayment risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing a fund to reinvest its money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

How the Fund strives to manage it: The Fund may invest in MBS, CMOs and REMICs. The Manager takes into consideration the likelihood of prepayment when mortgages are selected. The Manager may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Short sales risk

Short positions in securities may be more risky than long positions (purchases). If a fund has a short position in a security issued by an exchange traded fund or otherwise and the price of such security increases, the fund will lose money on its short position. Furthermore, during the time when a fund has a short position in such security, the fund must borrow that security in order to make delivery on the short sale, which raises the cost to the fund of entering into the transaction. A fund is therefore subject to the risk that a third party may fail to honor the terms of its contract with the fund related to the securities borrowing. Short sales also involve the risk of an unlimited increase in the market price of the security sold short, which would result in a theoretically unlimited loss. Moreover, although the trading price of a share of an exchange traded fund normally tracks the net asset value of such a share, in times of market stress, this value relationship will not necessarily prevail. Any deviation between the net asset value per share of such exchange traded fund and its trading price could create other risks for a fund if it held a short position in the securities of such an exchange traded fund. Such other risks include the possibility of a larger loss on the short position than would otherwise be the case, the reduced likelihood that the intended benefit of the short position will achieve its objective(s), and the increased likelihood of a demand to replace the borrowed security at a time when obtaining such replacement security may be difficult or impossible at a reasonable price.

Until a fund replaces a borrowed security in connection with a short sale, it will be required to maintain daily a segregated account at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Consequently, in the event of an increase in the price of a security in which a fund has a short position, it may have to increase the amount of collateral to be posted and may have to sell other securities in the portfolio to be able to do so. In times of market stress, making such sales may be difficult to do because of limited and declining liquidity.

Short sale strategies are often categorized as a form of leveraging. Please refer to “Leveraging risk” for more information.

How the Fund strives to manage it: The Manager will not engage in short sales for speculative purposes.

Leveraging risk

Leveraging risk is the risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

How the Fund strives to manage it: The Fund will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

Zero coupon and payment-in-kind (PIK) bonds risk

Zero coupon and PIK bonds involve certain risks. They are generally considered more interest sensitive than income-bearing bonds, more speculative than interest-bearing bonds, and have certain tax consequences that could, under certain circumstances, be adverse to a fund. For example, a fund accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, a fund may not receive the cash associated with this income until the bonds are sold or mature. If a fund does not have sufficient cash to make the required distribution of accrued income, the fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

How the Fund strives to manage the risk: The Fund may invest in zero coupon and PIK bonds to the extent consistent with its investment objective. The Fund cannot eliminate the risks of zero coupon bonds, but the Manager does try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Fund.

Valuation risk

A less liquid secondary market as described above can make it more difficult to obtain precise valuations of certain securities. During periods of reduced liquidity, judgment plays a greater role in valuing less liquid investments.

How the Fund strives to manage it: The Manager will strive to manage this risk by carefully evaluating individual bonds. In addition, to the extent that the Fund invests in foreign securities, it may frequently value them using fair value prices based on third-party vendor modeling tools, to the extent available, to account for significant market events that may occur after the close of a foreign market but before the Fund’s shares are priced.

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage them: The Manager evaluates the economic and political climate in the relevant jurisdictions before selecting securities for the Fund. The Manager typically diversifies the Fund’s assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Portfolio turnover risk

High portfolio turnover rates may increase a fund’s transaction costs which may lower returns. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions, may generate short-term capital gains taxable as ordinary income, and cause dividends received on portfolio securities to not be qualified dividends eligible for reduced federal income tax rates under the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

How the Fund strives to manage it: The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund’s investment objective.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Delaware Ivy Total Return Bond Fund

Principal Risks. An investment in Delaware Ivy Total Return Bond Fund is subject to various risks, including the following:

How we manage the Funds

Capital repatriation risk

Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Manager is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

Convertible security risk

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If the Fund purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund (other than Delaware Ivy Cash Management Fund) occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund (other than Delaware Ivy Cash Management Fund) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund (other than Delaware Ivy Cash Management Fund) may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund

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to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CFTC and NFA rules.

Complying with those de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.

Futures contracts risk. A futures contract is a standardized contract traded on a financial exchange to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date at a specified time in the future. Futures prices can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If the Fund was unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

Interest rate swap risk. Interest rate swaps are subject to interest rate risk and counterparty credit risk. An interest rate swap transaction could result in losses if the underlying interest rate does not perform as anticipated. Interest rate swaps also are subject to counterparty credit risk.

Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)), swap rates, treasury rates and other foreign interest rates. See IBOR risk for the risks of changes related to the use of IBORs.

A swap agreement can increase or decrease the volatility of the Fund's investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. As discussed above, swaps can involve greater risks than direct investment in securities, and are, among other factors, subject to counterparty credit risk.

Because swaps may have a leverage component, adverse changes in the level of the reference rate can result in gains or losses that are substantially greater than the amount invested in the swap itself. Liquidity risk and interest rate risk can each contribute to significant and unanticipated losses to the Fund.

Options risk. An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date or on multiple dates. Options can offer large amounts of leverage, which may result in the Fund’s NAV being more sensitive to changes in the value of the underlying instrument. The Fund may purchase or write (sell) both exchange-traded options that are traded on domestic or foreign exchanges and/or OTC options. When the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option if the terms call for physical delivery. In the event that the Fund has purchased an OTC option, failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. In an exchange-traded option, the exchange would step in and perform in the event of counterparty nonperformance. The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. If the Fund was unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by the Fund could cause material losses to the Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Swaps risk. A swap is an agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swap agreements may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

Duration risk

Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes and trade conditions. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets, and there may be difficulty related to the quality, availability and timeliness of information. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Developing or emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. Developing or emerging market countries may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in developing or emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.

In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result, there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely.

Issuers in developing or emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In addition, certain developing or emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain developing or emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of developing or emerging market issuers meet PCAOB standards. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Fixed income risk

The prices of the Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable

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issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign currency exchange transactions and forward foreign currency contracts risk

The Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of the Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Foreign government/supranational risk

Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among

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Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase the Fund's exposure to risks associated with rising rates. The Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Fund's NAV to fluctuate more and adversely affect the Fund's return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are US government securities. See US Government Securities Risk for the risks of these types of securities. For non-US government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the US government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the US government or supported by the right of the issuer to borrow from the US government.

Portfolio turnover risk

Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund's market capitalization target, and the need to sell a security to meet redemption activity.

Geographic focus risk

Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent the Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and the Fund's performance may be more volatile than the performance of a more geographically diversified fund.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

ESG investing risk

ESG investing risk is the risk that a fund’s strategy may exclude securities of certain issuers for non-financial reasons and the fund may forgo some market opportunities available to funds that do not integrate ESG factors in investment decisions. In addition, there is a risk that the companies identified by a fund’s ESG factors will not operate as expected when addressing ESG issues or they will not exhibit positive ESG characteristics as intended.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How we manage the Funds

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Government and regulatory risk

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

Active management and selection risk

The Manager applies the Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Fund's shares to lose value or may cause the Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy Total Return Bond Fund may be subject to other, non-principal risks, including the following:

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees. The Fund may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by the Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in the Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Preferred stock risk

Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Redemption risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.

Industry and sector risk

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Disclosure of portfolio holdings information

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI.

Who manages the Funds

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Funds’ investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of December 31, 2021, $261.3 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services. On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Funds’ prior investment manager. For its services to the Funds, the Funds’ prior investment manager and the Manager were paid an aggregate fee, net of fee waivers (if applicable) during the last fiscal year as follows:

As a percentage of average daily net assets
Delaware Ivy California Municipal High Income Fund	0.08%
Delaware Ivy Cash Management Fund	0.13%
Delaware Ivy Corporate Bond Fund	0.47%
Delaware Ivy Crossover Credit Fund	0.29%
Delaware Ivy Emerging Markets Local Currency Debt Fund	0.34%
Delaware Ivy Government Securities Fund	0.50%
Delaware Ivy High Yield Fund	0.55%
Delaware Ivy International Small Cap Fund	0.77%
Delaware Ivy Multi-Asset Income Fund	0.63%
Delaware Ivy Strategic Income Fund	0.56%
Delaware Ivy Total Return Bond Fund	0.72%

The Manager has agreed to voluntarily waive and/or reimburse fees to the extent necessary to assist the Delaware Ivy Cash Management Fund in attempting to maintain a yield of at least 0.00%. Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Manager. There is no guarantee that the Fund will maintain a positive yield.

A discussion of the basis for the Board’s approval of the Funds’ investment advisory agreement with the Funds’ prior investment manager is available in the annual report dated September 30, 2020. A discussion of the basis for the Board’s approval of the Funds’ current investment advisory agreement is available in the Funds’ annual report to shareholders for the fiscal year ended September 30, 2021.

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of December 31, 2021, MIM managed more than $380.1 billion in assets for institutional and individual clients. MIMAK is primarily responsible for the day-to-day management of Delaware Ivy Multi-Asset Income Fund's portfolio. Although MIMAK serves as a sub-advisor for Delaware Ivy Multi-Asset Income Fund, the Manager has ultimate responsibility for all investment advisory services. In addition, for Delaware Ivy Total Return Bond Fund, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK's specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Fund.

Macquarie Investment Management Global Limited

Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. MIMGL is primarily responsible for the day-to-day management of the Delaware Ivy Total Return Bond Fund's portfolio. Although the Manager has principal responsibility for the Manager’s portion of each Fund, for Delaware Ivy Multi-Asset Income Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL’s specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Fund.

Macquarie Investment Management Europe Limited

Macquarie Investment Management Europe Limited (MIMEL), located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of each Fund, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

Macquarie Funds Management Hong Kong Limited

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of Delaware Ivy Multi-Asset Income Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

A discussion of the basis for the Board's approval of each sub-advisory contract will be available in a future report to shareholders.

Portfolio managers

Delaware Ivy California Municipal High Income Fund

Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden have day-to-day responsibilities for making investment decisions for the Delaware Ivy California Municipal High Income Fund.

Gregory A. Gizzi Managing Director, Head of Municipal Bonds, Senior Portfolio Manager
Gregory A. Gizzi is head of municipal bonds for Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for MFI's taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm's municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Asset Management (MAM) in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm's tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his Bachelor's degree in economics from Harvard University.

Stephen J. Czepiel Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager
Stephen J. Czepiel leads the portfolio management of the firm's municipal bonds strategies for Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. He is a co-portfolio manager of the firm's municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Asset Management (MAM) in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his Bachelor's degree in finance and economics from Duquesne University.

Jake van Roden Managing Director, Senior Portfolio Manager
Jake van Roden is a member of the municipal bond department within Macquarie Asset Management Fixed Income (MFI) in the Americas. He is a portfolio manager for MFI's nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include MFI's closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Before that, van Roden interned at Macquarie Asset Management (MAM) in the client services department. He received a Bachelor's degree in American studies with a minor in government from Franklin & Marshall College.

Delaware Ivy Cash Management Fund

Stephen M. Juszczyszyn and Kathleen (Marnell) Burst have day-to-day responsibilities for making investment decisions for the Delaware Ivy Cash Management Fund.

Stephen M. Juszczyszyn Managing Director, Senior Portfolio Manager
Stephen M. Juszczyszyn is a senior portfolio manager for Macquarie Asset Management Fixed Income (MFI), with primary responsibility for portfolio construction and asset allocation of structured products strategies. He is responsible for research analysis, trading, and portfolio management for MFI’s structured products including mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) across

Who manages the Funds

all core, core plus, multi-sector, limited-term, and insurance strategies. He became head of structured products in February 2019. Juszczyszyn has more than 25 years of experience as a fixed income portfolio manager, trader, and analyst specializing in structured products and has been with the firm for more than 20 years. He rejoined Macquarie Asset Management (MAM) in March 2007 as a vice president and senior structured products analyst / trader and previously worked at the firm from 1991 to 2001, leaving as a senior fixed income trader and assistant portfolio manager. Prior to rejoining the firm, he worked at Sovereign Bank Capital Markets as the director of fixed income trading. He earned his bachelor’s degree in finance from La Salle University and an MBA with a concentration in finance from Saint Joseph’s University.

Kathleen (Marnell) Burst Vice President, Portfolio Manager Kathleen Burst is a portfolio manager for Macquarie Asset Management Fixed Income (MFI), a role she assumed in June 2019. She is primarily responsible for short-term investments. Additionally, her responsibilities include executing trade strategies for the firm’s short-term trading desk, a role she has held since 1994. Previously, she spent seven years in the firm’s investment accounting and dealer services departments. She earned a Bachelor’s degree in accounting and management from La Salle University.

Delaware Ivy Corporate Bond Fund and Delaware Ivy Crossover Credit Fund

Michael G. Wildstein, Wayne A. Anglace, and Kashif Ishaq have primary responsibility for making day-to-day investment decisions for the Delaware Ivy Corporate Bond Fund and Delaware Ivy Crossover Credit Fund.

Michael G. Wildstein, CFA Senior Managing Director, Head of US Credit and Insurance
Michael G. Wildstein is head of US credit and insurance for Macquarie Asset Management Fixed Income (MFI). He manages corporate credit-related portfolios. Before joining the team, he was a senior corporate bond analyst for MFI, focused on the telecommunications sector for high-grade and high yield portfolios. Prior to joining Macquarie Asset Management (MAM) in March 2007 as a senior research analyst, Wildstein spent five years at Merrill Lynch Investment Managers in various roles that included portfolio manager for the core bond team, corporate bond research analyst, and corporate bond trader. Prior to this, Wildstein worked in finance, corporate strategy, and business development with several firms including RCN Corporation and AT&T Local Services. He earned an MBA from Drexel University and a bachelor’s degree from the University of Tampa.

Wayne A. Anglace, CFA Managing Director, Senior Portfolio Manager
Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies within Macquarie Asset Management Fixed Income (MFI). Prior to joining Macquarie Asset Management (MAM) in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his Bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Kashif Ishaq Managing Director, Senior Portfolio Manager
Kashif Ishaq is a senior portfolio manager across Macquarie Asset Management Fixed Income’s (MFI) US Corporate Bond strategies. He manages corporate bond exposure within MFI’s portfolios which include performing relative value analysis across different issuers, corporate curves and capital structures as well as risk surveillance. Given his experience in trading and risk systems, he has oversight for our corporate credit traders and maintains our key broker/dealer relationships. He started his fixed income career with Macquarie Asset Management (MAM) as a portfolio analyst on the firm’s insurance portfolio management team before taking a position as an investment grade trader. Previously, he participated in Lincoln Financial Group’s rotational Professional Development Program. He started the program as a financial analyst in the Hartford office, followed by a position in information technology, and lastly he spent a year in the client services department of Delaware Investments. Ishaq received his Bachelor’s degree in corporate finance and accounting from Bentley College.

Delaware Ivy Emerging Markets Local Currency Debt Fund

Alex Kozhemiakin and Mansur Z. Rasul have primary responsibility for making day-to-day investment decisions for the Delaware Ivy Emerging Markets Local Currency Debt Fund.

Alex Kozhemiakin, CFA Managing Director, Head of Emerging Markets Debt
Alex Kozhemiakin is head of the Macquarie Asset Management Fixed Income (MFI) Emerging Markets Debt team. He has overall responsibility for the team, which manages the full spectrum of emerging markets debt solutions including sovereign, local currency, and corporate. Prior to joining Macquarie Asset Management (MAM) in December 2018, Kozhemiakin was the head of emerging markets debt at Standish Mellon Asset Management from 2007 to 2016. Before that, he also worked as an emerging markets debt portfolio manager at Putnam Investments and as a sovereign analyst at Citibank. Kozhemiakin’s research on fixed income has been published in leading finance journals. He has had a postdoctoral fellowship in International Relations and National Security Studies at Harvard University, and he holds a Ph.D. in political science from the University of Illinois.

Mansur Z. Rasul Senior Vice President, Senior Portfolio Manager
Mansur Z. Rasul is a senior portfolio manager for the emerging markets credit strategy within Macquarie Asset Management Fixed Income (MFI), a role he assumed in July 2016. He rejoined the firm in April 2012 as head of emerging markets trading for MFI. During his previous time at Macquarie Asset Management (MAM) from 2004 to 2007, he was an analyst for MFI. From May 2011 to December 2011, Rasul worked with ING Financial Markets, where he was responsible for emerging markets credit trading and structuring. Prior to that, he worked for Daiwa Capital Markets America as director of the firm’s fixed income syndicate, responsible for the placement of all fixed income products to US-based accounts from 2009 to 2011. Previously, he worked with Merrill Lynch as an associate responsible for Asian credit trading from 2007 to 2009. Rasul received his bachelor’s degree in economics, with a minor in political science, from Northwestern University.

Delaware Ivy Government Securities Fund

Brian Scotto and Eric Frei are the lead portfolio managers primarily responsible for the overall day-to-day management of the Delaware Ivy Government Securities Fund.

Brian M. Scotto Senior Vice President, Senior Portfolio Manager
Brian M. Scotto is a senior portfolio manager for the Macquarie Asset Management Fixed Income (MFI) Global Rates and Currency Team, where he is responsible for US and Canadian interest rate strategy. He is also responsible for trading government and agency securities, foreign exchange, as well as interest rate futures and options. He joined Macquarie Asset Management (MAM) in 2002, and prior to moving to MFI, he was vice president and product manager for the firm’s value, international, and core mutual funds. Scotto received his bachelor’s degree in accounting and an MBA with a concentration in finance from La Salle University.

Eric Frei, CMT Vice President, Senior Portfolio Manager
Eric Frei is senior portfolio manager for Macquarie Asset Management Fixed Income (MFI), with responsibility for managing fixed income separately managed account (SMA) strategies. In addition, he manages sector rotation and security selection between Treasurys and agencies. Frei joined Macquarie Asset Management (MAM) in April 2011 as part of the firm’s integration of Macquarie Allegiance Capital, responsible for trading government securities for SMA portfolios as well as portfolio management and asset allocation of the firm’s aggregate-duration, intermediate-duration, and low-duration products. He began his career in the financial services industry in 1997 as a mutual fund trader with CNA Trust, later joining Macquarie Allegiance in 1999. He earned a Bachelor’s degree in management science from the University of California at San Diego.

Delaware Ivy High Yield Fund

Adam H. Brown and John P. McCarthy have primary responsibility for making day-to-day investment decisions for the Delaware Ivy High Yield Fund.

Adam H. Brown, CFA Managing Director, Senior Portfolio Manager
Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Asset Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Asset Management (MAM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a Bachelor’s degree in Accounting from the University of Florida.

John P. McCarthy, CFA Managing Director, Senior Portfolio Manager
John P. McCarthy is a senior portfolio manager for the Macquarie Asset Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Asset Management (MAM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Delaware Ivy International Small Cap Fund

Joseph Devine, Stephan Maikkula, and Gabriel Wallach have primary responsibility for making day-to-day investment decisions for the Delaware Ivy International Small Cap Fund since November 2021.

Joseph Devine Managing Director, Chief Investment Officer — Global Small Cap Equity
Joseph Devine joined Macquarie Asset Management (MAM) in March 2016 as head of the Global Small Cap Equity team. Previously, he worked at UBS Asset Management from July 2007 to February 2016, first as senior portfolio manager and then as head of the Global ex-US Growth Equities team. Prior to UBS, Devine worked at Nicholas-Applegate Capital Management from July 2005 to July 2007 as lead portfolio manager for the Emerging Markets and Pacific Rim

Who manages the Funds

portfolios of the International Growth team. Prior to that, he was an Asian equity analyst at Duncan-Hurst Capital Management. Devine was also responsible for the firm's Global Emerging Markets portfolio. He previously held trading positions at Peregrine Investment Holdings in the Philippines and Singapore, and at Credit Suisse First Boston in Hong Kong and Singapore. Devine earned a bachelor's degree at the University of Southern California and an MBA at the Marshall School of Business at the University of Southern California.

Stephan Maikkula, CFA, CMT Senior Vice President, Portfolio Manager
Stephan Maikkula joined Macquarie Asset Management (MAM) in March 2016 as a portfolio manager for the Global Small Cap Equity team. Previously, he worked at UBS Asset Management from July 2007 to February 2016 in various investment roles, leaving the firm as a portfolio manager on the Global ex-US Growth Equities team. Prior to UBS, Maikkula worked at Nicholas-Applegate Capital Management as a generalist on the firm's International Growth team, where he covered Europe. Previously, he was an analyst and portfolio manager with the Employees Retirement System of Texas. Prior to that, Maikkula was a portfolio manager for the MBA Investment Fund and an investment analyst intern at the Teacher Retirement System of Texas. He also worked for Cargill for six years in various commodity merchandising roles, providing fundamental and technical analysis of commodity markets. Maikkula earned a bachelor's degree at St. John's University and an MBA at the University of Texas at Austin. He is a member of the CFA Institute and the Market Technicians Association.

Gabriel Wallach Senior Vice President, Portfolio Manager
Gabriel Wallach joined Macquarie Asset Management (MAM) in August 2016 as a portfolio manager for the Global Small Cap Equity team. Previously, Wallach was a portfolio manager at North Grove Capital, a company he founded in August 2014 focused on emerging markets equities. From April 2004 to May 2014, he was chief investment officer, global emerging markets equities at BNP Paribas Investment Partners managing several strategies, including global emerging markets equities, frontier markets equities, and regional funds investing in Latin America, Asia, and Europe, the Middle East, and Africa (EMEA), respectively. Before that, Wallach worked at Baring Asset Management from 1997 to 2003, first as head of Latin American equities and left the firm as a senior portfolio manager with the US Equity team. Previously, he was a senior analyst at Fiduciary Trust Company, where he primarily focused on Latin America. Wallach earned his bachelor's degree in economics from Hampshire College.

Delaware Ivy Multi-Asset Income Fund

Stefan Löwenthal, Jürgen Wurzer and Aaron D. Young are primarily responsible for the day-to-day portfolio management of Delaware Ivy Multi-Asset Income Fund.

Stefan Löwenthal, CFA Managing Director, Chief Investment Officer — Global Multi Asset Team
Stefan Löwenthal is the chief investment officer for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Jürgen Wurzer, CFA Senior Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team
Jürgen Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

Aaron D. Young Vice President, Portfolio Manager
Aaron D. Young is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2005 as a fixed income analyst with an emphasis in credit research and derivative securities. He joined the Asset Strategy team at IICO as an investment analyst in 2007. He had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2012 and has been a portfolio manager on the multi-asset investment team since 2016. He earned a bachelor’s degree in philosophy from the University of Missouri and holds an MBA with an emphasis in finance and strategy from the Olin School of Business at Washington University.

Delaware Ivy Strategic Income Fund

J. David Hillmeyer and Daniela Mardarovici are the lead portfolio managers primarily responsible for the overall day-to-day management of the Delaware Ivy Strategic Income Fund. When making decisions for the Fund, Mr. Hillmeyer and Ms. Mardarovici regularly consult with other investment professionals.

J. David Hillmeyer, CFA Senior Managing Director, Co-Head of US Multisector Fixed Income
J. David Hillmeyer co-leads the firm's US Multisector Fixed Income team for Macquarie Asset Management Fixed Income (MFI) with responsibility for investment strategy and business development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibility for our global credit strategies. Hillmeyer is also a member of MFI's Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team's strategic vision. Prior to joining Macquarie Asset Management (MAM) in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor's degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Daniela Mardarovici, CFA Managing Director, Co-Head of US Multisector Fixed Income
Daniela Mardarovici co-leads the firm's US Multisector Fixed Income efforts for Macquarie Asset Management Fixed Income (MFI) with responsibility for investment and business strategy for the full suite of US multisector solutions. Mardarovici is also a member of MFI's Global Leadership Group which is responsible for the overall management of MFI including setting and executing the team's strategic vision. Prior to joining Macquarie Asset Management (MAM) in March 2019, she spent more than 13 years at BMO Global Asset Management as a senior investment leader. Since 2014, she was a member of the management committee of Taplin, Canida & Habacht (TCH), BMO's US fixed income group, and helped lead business strategy and development efforts. In addition, Mardarovici was responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she managed taxable fixed income strategies and led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute.

Delaware Ivy Total Return Bond Fund

Andrew Vonthethoff and Matthew Mulcahy are primarily responsible for the day-to-day portfolio management of Delaware Ivy Total Return Bond Fund.

Andrew Vonthethoff, CFA Senior Vice President, Senior Portfolio Manager

Andrew Vonthethoff is a portfolio manager for the Macquarie Asset Management Fixed Income (MFI) credit and multi-sector strategies. He is also a portfolio manager for the Macquarie Dynamic Bond Fund and Macquarie Income Opportunities Fund. Since transferring from the MFI quantitative and markets research team in 2010, Vonthethoff has been responsible for portfolio management, including global relative value, sector rotation, and security selection. Vonthethoff joined the firm in 2008 as a quantitative analyst, and was involved in building and maintaining financial models as well as providing general quantitative and systems support across MFI. Vonthethoff earned a Bachelor of Commerce (Actuarial Studies and Finance) from the University of New South Wales.

Matthew Mulcahy Managing Director, Head of Rates and Currency

Matthew Mulcahy leads the Macquarie Asset Management Fixed Income (MFI) Global Rates and Currency team. He is also a lead portfolio manager of the Macquarie Australian Fixed Interest Fund and Macquarie Dynamic Bond and co-manages MFI’s Australian fixed interest portfolios. Mulcahy’s experience and expertise has contributed to MFI’s investment strategies across all the cash and fixed income solutions globally. Mulcahy joined Macquarie Asset Management (MAM) in 2015, and before that he spent nine years as a senior portfolio manager at PIMCO and was also a member of the Macro Strategic Trading Team at UBS. He holds a Bachelor of Business in Accounting and Finance from the University of Technology Sydney.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Manager of managers structure

The Funds and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Funds’ Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Funds’ sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

Who manages the Funds

Who’s who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers. Accounting services agents provide services such as calculating a fund’s net asset value (NAV) and providing financial reporting information for the fund. Please note, the Bank of New York Mellon also provides fund accounting and financial administration services to certain of the Transaction Funds.

Custodian: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes to fundamental investment policies.

About your account

Investing in the Funds

Choosing a share class

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class C shares (if investing for fewer than five years). Class C shares are not available for investments of $1 million or more. Such requests to purchase Class C shares automatically will be treated as a request to purchase Class A shares. Class I shares, Class R6 shares, and Class Y shares are described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A and Class C Shares

Class A	Class C
Initial sales charge	No initial sales charge
1.00% deferred sales charge[1]	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00% Converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses
For an investment of $1 million or more, only Class A shares are available	Individuals investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares automatically will be treated as a request to purchase Class A shares

1 You will have to pay a Limited CDSC of 1.00% if you redeem Class A shares purchased after July 1, 2021 that are subject to a CDSC within the 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary. Different intermediaries may impose different sales charges (including potential reduction in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in the “Broker-defined sales charge waiver policies” section in this Prospectus.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class C, and Class Y shares (as applicable), except that Delaware Ivy Cash Management Fund Class A shares do not have a plan. Class I shares and Class R6 shares are not covered under the Plan. Such Plans permit the Funds to pay marketing and other fees to support the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Plan, a Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of that Fund’s Class A shares. This fee is to compensate the Distributor for, either directly or through third parties, distributing the Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Plan, a Fund may pay the Distributor, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of Class C shares to compensate the Distributor for, either directly or through third parties, providing personal service to shareholders of those classes and/or maintaining shareholder accounts for those classes and a maximum distribution fee of up to 0.75% of the average daily net assets of those classes to compensate the Distributor for, either directly or through third parties, distributing shares of those classes. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by the Distributor with respect to the Fund’s Class C shares would exceed the maximum amount of such charges that the Distributor is permitted to receive under the rules of the Financial Industry Regulatory Authority, Inc. (FINRA) as then in effect. Under the Plan, a Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate the Distributor for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Since these fees are paid out of a Fund’s assets or income on an ongoing basis, over time they will increase the cost, and reduce the return, of an investment. The higher fees for Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

To the extent authorized by law, the Funds reserve the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class.

About your account

Class A

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

The ongoing expenses of Class A shares are lower than those for Class C shares and typically higher than those for Class Y shares or Class I shares.

Delaware Ivy California Municipal High Income Fund

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $100,000	4.50%	5.13%
$100,000 but less than $250,000	3.50%	4.00%
$250,000 or more	none*	none*

Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy Strategic Income Fund, and Delaware Ivy Total Return Bond Fund

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $100,000	4.50%	5.13%
$100,000 but less than $250,000	3.50%	4.00%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1,000,000	2.00%	2.44%
$1,000,000 or more	none*	none*

Delaware Ivy International Small Cap Fund and Delaware Ivy Multi-Asset Income Fund

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1,000,000	2.00%	2.44%
$1,000,000 or more	none*	none*

* There is no front-end sales charge when you purchase $1 million or more ($250,000 or more for Delaware Ivy California Municipal High Income Fund) of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million ($250,000 or more for Delaware Ivy California Municipal High Income Fund) or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of the then-current market value or the cost of the shares being redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. In general, Class C shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. However, Class C shares that have been held for fewer than 8 years also will convert to Class A shares if (i) the Class C shares are not subject to a CDSC; (ii) a commission was not paid on the sale of such shares; and (iii) such shares represent dividend share holdings in a Fund that are no longer attached to shares originally purchased and funded by the shareholder. All conversions from Class C shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes. For investors invested in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares automatically will be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds’ records, and it will be the broker-dealer’s responsibility to apply the limitation for such purchases.

Each Fund reserves the right to modify or waive the above policies at any time. Class C shares of Delaware Ivy Cash Management Fund are not available for direct investment.

Class I

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are available for purchase only by:

•
funds of funds

•
participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”), when the shares are held in an omnibus account on the Fund’s records, and an unaffiliated third party provides administrative and/or other support services to the plan

•
certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds

•
endowments, foundations, corporations and high net worth individuals using a trust or custodial platform

•
investors participating in ‘wrap fee’ or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor

•
participants of the predecessor parent company’s retirement plans

•
clients investing via any MAP or SPA program available through the predecessor parent company and its affiliates.

Each Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. For example, certain financial intermediaries that have entered into an agreement with the Distributor may offer Class I shares of the Funds to their clients through their brokerage platforms solely as a broker when acting as an agent for their clients. An investor purchasing Class I shares through a brokerage platform of such a financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary. The Funds and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class R6 (formerly, Class N)

Class R6 shares are sold without any front-end sales load or contingent deferred sales charges and do not pay an annual 12b-1 distribution and/or service fee. Class R6 shares generally are available only where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of a Fund and where an unaffiliated third-party intermediary provides administrative, distribution and/or other support services.

About your account

Class R6 shares generally are available for purchase by or through:

•
fee-based programs sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor; financial intermediaries that have been approved by, and that have an agreement with, the Distributor to offer Class R6 shares to self-directed investment brokerage accounts that may charge a transaction fee; certain registered investment advisers and other intermediaries approved by the Distributor; or a no-load network or platform sponsored by a financial intermediary where the Distributor has entered into an agreement with the intermediary

•
employee benefit plans established under Section 401(a), 403(b) or 457(b) of the Code; non-qualified deferred compensation plans and certain voluntary employee benefit associations and post-retirement benefit plans; and defined benefit plans and other accounts (including Rollover IRAs) or plans whereby Class R6 shares are held on the books of a Fund through omnibus accounts and the plan sponsor or financial intermediary has entered into an agreement with the Distributor to offer Class R6 shares to such accounts or plans

•
institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000

•
participants of the predecessor parent company’s retirement plans

•
funds (including mutual funds registered under the 1940 Act and collective trusts) of funds.

Each Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. Each Fund and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class Y

Class Y shares are not subject to a sales charge. Class Y shares do however pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:

•
participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code for which an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan

•
individuals investing in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees, through certain investment advisers and broker-dealers, including banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services

•
government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party intermediary provides certain administrative, distribution and/or other support services

•
clients of financial intermediaries who have self-directed brokerage accounts (that may or may not charge transaction fees to those clients), provided that such financial intermediaries have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class Y shares within such self-directed brokerage accounts

The Funds reserve the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Funds and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements or to select a particular class. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available under your plan.

Dealer compensation

The financial intermediary who sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

Delaware Ivy Cash Management Fund Class A shares do not impose a sales charge, and, therefore, is not included in the tables below.

Delaware Ivy California Municipal High Income Fund

Commission (%)	Class A1
Investment less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy Strategic Income Fund, and Delaware Ivy Total Return Bond Fund

Commission (%)	Class A1
Investment less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.60%
$1 million but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

Delaware Ivy International Small Cap Fund and Delaware Ivy Multi-Asset Income Fund

Commission (%)	Class A1
Investment less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.60%
$1 million but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. Effective July 1, 2021, on sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year’s 12b-1 fee of up to 0.25%. For shares purchased after July 1, 2021, during the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees,

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subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund’s shares.

How to reduce your sales charge

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

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Rights of Accumulation: Upon your request, you can combine your holdings or purchases of a Fund and all share classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC), as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your financial intermediary, the Distributor or the Transfer Agent at the time of purchase. You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note you cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time. This feature may be available at a later time.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds within the Delaware Funds held in any MAP or SPA program through the predecessor parent company and its affiliates, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If the Distributor reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI. Please note you cannot combine your holdings or purchases of Non-Transaction Funds with Transaction Funds at this time. This feature may be available at a later time.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within the Delaware Funds will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence will not be considered for purposes of meeting the terms of an LOI.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds within the Delaware Funds held in any MAP or SPA program through the predecessor parent company and its affiliates, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (e.g., you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

2. All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.

3. All purchases of Class A shares made by you or your spouse for your or your spouse’s IRA or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code, may be grouped, as well as your or your spouse’s employee benefit plan account under Section 401(a) of the Code, including a 401(k) plan, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Delaware Ivy Cash Management Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A or Class E shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more ($250,000 or more for Delaware Ivy California Municipal High Income Fund), either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more ($250,000 or more for Delaware Ivy California Municipal High Income Fund) of Class A shares that received a NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

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Buying Class A shares at net asset value

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

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Individuals investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers.

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Current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Transaction Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the predecessor distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of the predecessor parent company and its affiliates, and former participants in the predecessor parent company 401(k) and Thrift Plan and/or the predecessor parent company Retirement Income Plan who are investing the distribution of plan assets into an IRA. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A shares at NAV into new accounts that are established after October 31, 2019.

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Trustees, officers, directors or employees of Minnesota Life or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each, including purchases into certain retirement plans and certain trusts for these individuals.

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Clients of those financial intermediaries that have entered into an agreement with the Distributor and that have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients).

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Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which the Manager has entered into subadvisory agreements.

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Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which the Distributor has entered into selling agreements.

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Individuals in employee benefit plans described in Section 401(a) (including a 401(k) plan) or 457(b) of the Code, where the plan has 100 or more eligible participants, and the Fund’s shares are held in individual plan participant accounts on the Fund’s records.

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Individuals (other than those individuals whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I or Class Y shares.

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Purchases by individuals in a multi-participant employee benefit plan described in Sections 401(a), 403(b) or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless the Distributor has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver.

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Individuals (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with the Transaction Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 72 from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, and IRA accounts under Section 408 of the Code, provided such reinvestment is made within 90 calendar days of receipt of the required minimum distribution.

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Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a) of the Code, other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974, provided that such plan is assigned to the predecessor parent company and its affiliates as the broker-dealer of record at the time of transfer or rollover.

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Individuals (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any Fund within the Transaction Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date.

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Individuals investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by the predecessor parent company and its affiliates.

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Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. Each Fund reserves the right to modify or waive the above policies at any time. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

Sales Charge Waivers for Certain Transactions

Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify your financial intermediary in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time:

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Exchange of Class A shares of another fund within the Delaware Funds or shares of any portfolio within the InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

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Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

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Reinvestment of the proceeds up to 90 days after you redeem shares under certain circumstances. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Depending on the financial intermediary holding your account, your reinvestment privileges may differ from those described in this prospectus. Shareholders impacted by a Transaction Fund liquidation have up to 90 days to buy back into Class A shares of another Transaction Fund at NAV upon reentry and notification to the transfer agent or the shareholder’s financial intermediary. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers also is available, free of charge, at ivyinvestments.com, including hyperlinks to facilitate access to this information. You also will find more information in the SAI about sales charge reductions and waivers.

Waivers of contingent deferred sales charges

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class C or certain Class A shares and paid to the Distributor, as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund’s Class C shares or certain Class A shares. The Distributor pays 1.00% of the amount invested to third-party broker-dealers who sell Class C shares of certain funds at the time of sale. For certain clients of non-affiliated third-party broker-dealers and under certain circumstances, the Distributor will pay the full Class C distribution and service fee to such broker-dealers beginning immediately after purchase in lieu of paying the up-front compensation described above of 1.00% of the amount invested. This may depend on the policies, procedures and trading platforms of your financial intermediary. Please consult your financial advisor.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

The CDSC for Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

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redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of a participant. The death must have occurred after the account was established with the Distributor

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redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with the Distributor

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redemptions of shares (1) from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) or an IRA under Section 408 of the Code made to satisfy required minimum distributions or in connection with the distribution of excess contributions; (2) resulting from the death or disability of an employee participating in an employee benefit plan identified above; or (3) by a tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper

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redemptions of shares purchased by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Transaction Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of

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the predecessor distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of the predecessor parent company. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors who are eligible to sell their Class C shares (or Class A shares that are subject to a CDSC) without paying a CDSC are those selling from accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to sell their Class C shares (or Class A shares that are subject to a CDSC) without paying a CDSC from accounts that are established after October 31, 2019.

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redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

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redemptions the proceeds of which are reinvested within 90 calendar days in shares of the same class of the Fund as that redeemed

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for clients of non-affiliated third party broker-dealers, redemptions of Class C shares for which the broker-dealer was not paid an up-front commission by the Distributor

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for clients of non-affiliated third party broker-dealers, redemptions of Class A shares for which the broker-dealer was not paid an up-front commission by the Distributor

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the exercise of certain exchange privileges as described herein

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redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650

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redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

How to buy shares

Ways to Set Up Your Account (for Class A and C Shares)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Gifts or Transfers to a Minor

To invest for a child’s education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $16,000 in 2022 per child free of federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened.

Buying Shares

You may buy shares of each of the Funds through third parties that have entered into selling arrangements with the Distributor. Contact any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. The transfer agent for the Funds will not accept account applications unless submitted by an entity with which the Distributor maintains a current selling agreement.

The transfer agent for the Funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO addresses are acceptable).

If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase shares of the Funds.

To add to your account by mail: Make your check payable to Ivy Investments or Ivy Funds. Mail the check to WISC at the address below, along with the detachable form that accompanies the confirmation of a prior financial transaction or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to: WI Services Company, P.O. Box 219722, Kansas City, MO 64121-9722.

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

To add to your account by telephone or internet: Generally, you (and your financial professional when expressly authorized by you) are automatically eligible to purchase Class A or Class C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access (where permitted). To do so, you must have an existing account number. Please call 888 923-3355 to report your purchase. For internet transactions, you may not execute trades greater than $25,000 per Fund per day. If you need to establish an account for Class I or Class Y shares, you may call 888 923-3355 to obtain an account application. You may then mail a completed application to WISC at the above address. The ability to submit ACH purchase transactions is dependent on having your bank information on your mutual fund account. Please contact your financial professional to add ACH transaction capability. To remove this automatic option, please call 888 923-3355 or submit a written request at the above address.

To add to your account by Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the AIS.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by WISC or its authorized agent. Note the following:

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All of your purchases must be made in US dollars and checks must be drawn on US banks. Neither cash nor post-dated checks will be accepted.

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If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund within the Transaction Funds and/or InvestEd Portfolios, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

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You may purchase shares of certain Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the NSCC, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00pm Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price, even if such financial intermediary fails in its duty to transmit the order in a timely manner. If your order is received in proper form by that firm after 4:00pm Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00pm Eastern Time and transmit such orders to the Fund on or before the following business day, you will receive the offering price next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price.

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Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own requirements regarding the purchase of Fund shares, including rules pertaining to minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Financial intermediaries also may designate further intermediaries to accept purchase and redemption orders. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

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Broker-dealers that perform account purchase and redemption transactions for their clients are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with the Distributor, and are compensated for performing account transactions for their clients.

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When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS. See “Dividends, distributions and taxes — Taxes”.

About your account

The transfer agent for the Funds reserves the right to reject any purchase orders, including purchases by exchange, prior to acceptance of such purchase order, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Purchase Restrictions for Delaware Ivy Cash Management Fund

Delaware Ivy Cash Management Fund operates as a retail money market fund and only accounts beneficially owned by natural persons may be invested in the Fund. Examples of accounts beneficially owned by natural persons include accounts owned by individuals who have been issued a social security number, individuals holding accounts through omnibus accounts and natural persons investing through tax-advantaged accounts and trusts.

Minimum Investments

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750 per fund. For certain exchanges, minimum investment for an exchange is either (i) a single $750 exchange or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month Automatic Investment Service (AIS) or (b) a $50 per month systematic exchange from another fund. For accounts opened with AIS, the minimum investment is generally $150 per fund. An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian. For accounts established through payroll deductions and salary deferrals or for retirement accounts established with employer discretionary contributions, minimum investments may be made in any amount.

Subsequent investments may generally be made in any amount. For certain exchanges and for AIS, the minimum subsequent investment amount is $50 per fund. For accounts established through payroll deductions and salary deferrals, subsequent investments may be made in any amount.

For Class I, Class R6, and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Adding to Your Account

Subject to the minimums described above, you, or anyone, can make additional investments of any amount at any time.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Limitations on Exchanges

Shareholders of the Transaction Funds may not be able to exchange their shares for shares of Delaware Funds that are not Transaction Funds at the present time, and vice versa. However, until the exchange privilege is available between Transaction Funds and non-Transaction Funds, Class A shareholders may reinvest the proceeds of a redemption from Transaction Funds in Class A shares of any other Delaware Fund or from non-Transaction Funds in Class A shares of any Transaction Fund without paying a sales charge up to 90 days after the redemption. Please notify your Fund’s financial intermediary or your transfer agent if you wish to utilize this privilege. Please note that your Fund’s financial intermediary may have different policies around this privilege.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm ET), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm ET). A Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Funds use fair value pricing, they may take into account any factors they deem appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, normally at 4:00pm ET or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Funds may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Funds’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Boards’ oversight.

Retirement plans

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell education savings accounts) may be tax-deductible. A majority of these types of savings plans carry up to an $18 annual fee (which fee may be increased at the discretion of the Distributor), subject to certain waivers. Please contact your tax advisor for further information.

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Individual Retirement Accounts (IRAs) allow eligible individuals with earned income to invest up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2022, the Annual Dollar Limit is $6,000, which amount will be indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a “catch-up” contribution. The maximum annual catch-up contribution is $1,000. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. An individual’s maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year.

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IRA Rollovers allow assets deposited from eligible retirement plans to remain tax-sheltered, and any earnings grow tax- deferred until distributed in cash.

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Roth IRAs allow eligible individuals to make nondeductible contributions up to the Annual Dollar Limit per year. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. A Roth IRA contribution of a working individual and his or her spouse also is subject to an annual adjusted gross income (AGI) limitation. An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of the IRA plan-types may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to federal income tax.

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Simplified Employee Pension Plans (SEP IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit-sharing plan but with fewer administrative requirements.

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Savings Incentive Match Plans for Employees IRA (SIMPLE IRAs) can be established by employers with 100 or fewer employees to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.

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Owner-Only Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $61,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2022. This plan-type does not include 401(k) or Roth 401(k) options.

About your account

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Individual 401(k)/Exclusive(k)® Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income with a maximum of $61,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2022. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,500 for 2022.

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Multi-Participant 401(k) Plans allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

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Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

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403(b)(7) Custodial Accounts are available to certain employees of educational institutions, churches and Code Section 501(c)(3) (that is, tax-exempt charitable and certain other) organizations. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

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457(b) Plans allow employees of state and local governments and certain tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

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Coverdell Education Savings Accounts are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay for certain qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.

Document delivery

Reports

Statements and reports sent to you include the following:

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confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)

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quarter-to-date statements (quarterly)

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year-to-date statements (after the end of the fourth calendar quarter)

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Annual and Semiannual Reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund’s most recent prospectus and/or summary prospectus and Annual and Semiannual Reports to shareholders may be mailed to shareholders having the same last name and address in the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You also may visit ivyinvestments.com to view and/or download these documents, as well as other information about each Fund.

You may elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the Individual Investor

Accounts — Access Your Account Online feature available via ivyinvestments.com.

Shareholders or financial intermediaries must contact the Funds regarding any errors or discrepancies within twelve months of the date of the confirmation or other account statement; except that, with respect to unfulfilled Letters of Intent, the Funds must be contacted within fifteen months. If there is a delay in reporting an error or discrepancy, the Funds may be unable to adjust your account.

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the next calculated NAV per share of that Fund class, subject to any applicable CDSC.

If your shares are not held in a Direct Account, please contact your broker-dealer, plan administrator, third-party record keeper or other applicable financial intermediary to sell shares of the Funds.

By telephone or internet: Generally, you (and your financial professional when expressly authorized by you) are automatically eligible to redeem your shares by telephone or internet as set forth below. You may request to receive payment of your redemption proceeds via direct ACH (for Class A or Class C) or via wire (for Class A or Class C shares). A fee of $10 per transaction will be charged for wire redemptions on all classes except Class I and Y. To redeem your Class A or Class C shares, call 888 923-3355 or place your redemption order at ivyinvestments.com (where permitted), and give your instructions to redeem your shares via ACH or via wire, as applicable. To redeem your Class I and Y shares, submit a written request at the address below and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information generally must be established on your account for a minimum of 10 days before either a wire redemption or ACH redemption will be processed. Requests by internet can only be accepted for amounts up to $50,000 per Fund per day. WISC can send redemption proceeds via wire only to a United States domestic bank. Foreign wires are not permitted. The ability to submit ACH redemption transactions is dependent on having your bank information on your mutual fund account. Please contact your financial professional to add ACH transaction capability. To remove this automatic option, please call 888 923-3355 or submit a written request at the address above.

To sell Class A shares of Delaware Ivy Cash Management Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

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the name on the account registration

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the Fund’s name

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the account number

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the dollar amount or number, and the class, of shares to be redeemed

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any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to: WI Services Company, P.O. Box 219722 Kansas City, MO 64121-9722

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC, after receipt of a request for redemption in good order by WISC or other authorized Fund agent as described above. Note the following:

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If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the authorization of only one joint owner is required. Otherwise, each owner must sign the redemption request.

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If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

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Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

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Under normal circumstances, the Funds anticipate that payment of redemption proceeds will be made within 3 business days after receipt of a request for redemption in good order, regardless of the method by which such order is placed. However, each Fund reserves the right to take up to 7 days to pay out redemption proceeds after receipt of a request for redemption in good order, as permitted by the 1940 Act.

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Although payment of redemption proceeds normally is made in cash, redemptions may be made in portfolio securities under certain conditions and circumstances as determined by the Board, such as during times of stressed market conditions or when conditions exist that make cash payments undesirable. Cash used for redemptions typically will be raised from the sale of portfolio assets or may come from a Fund’s existing holdings of cash or cash equivalents.

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The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

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If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your

About your account

order will receive the NAV of the redeemed class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00pm Eastern Time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00pm Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00pm Eastern Time and transmit such orders to the Fund on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

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Broker-dealers that perform account purchase and redemption transactions for their clients are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirement for Selling Shares

Account Type	Special Requirements
Individual	The written instructions must be signed exactly as the name appears on the account.
Joint Tenant

If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the written instructions may be signed by only one joint owner. Otherwise, the written instructions must be signed by each owner, exactly as their names appear on the account.

Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (e.g., employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

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a redemption request made by a corporation, partnership or fiduciary

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a redemption request made by someone other than the owner of record

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the check is made payable to someone other than the owner of record

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a check redemption request if the address on the account has been changed within the last 30 calendar days

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the account balance of those shares is less than $650. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the account balance of your shares in that Fund to $650. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to retirement accounts.

You may reinvest, without a sales charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by a Fund within 90 calendar days for Class A shares after the date of your redemption, and the reinvestment must be made into a Transaction Fund and class of shares from which it was redeemed (minimum investment amounts will apply). You may do this only once each calendar year with Class A shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

The CDSC, if equal to or greater than $10, will not apply to the proceeds of Class A (as applicable) or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 90 calendar days after such redemption. The Distributor will, with your reinvestment, instruct WISC, the Funds’ transfer agent, to reimburse the CDSC attributable to the amount reinvested (provided that the CDSC is equal to or greater than $10). For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund and once each calendar year as to Class C shares of a Fund. The reinvestment must be made into a Transaction Fund and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Limitations on Redemptions of Delaware Ivy Cash Management Fund

The SEC has implemented a number of requirements, including liquidity fees and temporary redemption gates, for money market funds based on the amount of Fund assets that are “weekly liquid assets,” which generally includes cash, direct obligations of the U.S. government, certain other U.S. government or agency securities and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Fund has adopted policies and procedures that permit the Fund to impose liquidity fees on redemptions and/or temporarily suspend redemptions (“gating”). Pursuant to these policies and procedures, if the Fund’s weekly liquid assets fall below 30% of its total assets, the Fund may impose a liquidity fee of up to 2% of the value of the shares redeemed or temporarily suspend redemptions, if the Board, including a majority of the Independent Trustees, determines that the fee or suspension of redemptions is in the best interests of the Fund. The Fund may not suspend redemptions for more than 10 business days in any 90-day period. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a liquidity fee of 1% of the value of the shares redeemed unless the Board, including a majority of the Independent Trustees, determines that imposing such a fee is not in the best interests of the Fund or that a lower or higher fee level (not to exceed 2% of the value of the shares redeemed) is in the best interests of the Fund. Such a fee would remain in effect until weekly liquid assets increase to 30% or more of the Fund’s total assets or the Board, including a majority of the Independent Trustees, determines that the fee is no longer in the best interests of the Fund. All liquidity fees payable by shareholders of the Fund would be payable to the Fund and could offset any losses realized by the Fund when seeking to honor redemption requests during times of market stress. The Fund expects to treat such liquidity fees as not constituting income to the Fund. If liquidity fees are imposed or redemptions are temporarily suspended, the Fund will notify shareholders on the Fund’s website or by press release. In addition to identifying the Fund, such notifications will include the Fund’s percentage of total assets invested in weekly liquid assets, the time of implementation of the liquidity fee and/or redemption gate and details regarding the amount of the liquidity fee.

A liquidity fee imposed by the Fund will reduce the amount you will receive upon the redemption of your shares and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. Although there is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, it is anticipated at this time that a liquidity fee will have no tax effect for the Fund. As the tax treatment will likely be the subject of future guidance issued by the Internal Revenue Service (IRS), the Fund will re-visit the applicable tax treatment of liquidity fees when they are received.

The Fund may suspend redemptions during any period in which there are emergency conditions, including circumstances when the Board has determined it is appropriate to liquidate the Fund, as provided in the 1940 Act and the rules and regulations thereunder. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of the Fund.

If the Fund’s weekly liquid assets fall below 10% of its assets on a business day, the Fund may cease honoring redemptions and liquidate at the discretion of the Board, including a majority of the Independent Trustees. Prior to suspending redemptions, the Fund would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Fund ceases honoring redemptions and determines to liquidate, the Fund expects that it would notify shareholders on the Fund’s website or by press release. Distributions to shareholders of liquidation proceeds may occur in one or more disbursements.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Funds’ transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions

Investor services

If you are investing through certain third-party broker dealers, please contact your plan administrator or other record keeper for information about your account.

If you have established an account that is maintained on the Funds’ shareholder servicing system, WISC can provide you with assistance in the servicing of your account. However, WISC cannot provide you with any investment advice or make any recommendations regarding the advisability of acquiring, holding, disposing or exchanging mutual fund shares in your account or make any recommendation of a person to provide you with investment advice. Any transactions requested by you will be considered unsolicited and not based upon any advice or recommendation by WISC, its affiliated companies, or any of their employees or representatives.

About your account

If you have identified a financial intermediary to provide you with investment advice or recommendations related to your account and the financial intermediary is contractually authorized to service your account, WISC can assist you with completing the necessary documentation so that a financial advisor can be assigned to your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888 923-3355, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, the Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

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obtain information about your accounts

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obtain price information about other funds within the Transaction Funds

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obtain any Fund’s current prospectus, SAI, Annual Report, or other information about any of the Transaction Funds

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request duplicate statements

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transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on the Funds’ shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.

Internet Service

The Transaction Funds website, ivyinvestments.com, also is available. If you do not currently have an account established that is maintained on the Funds’ shareholder servicing system, you may use the website to obtain information about the Funds, including accessing a Fund’s current prospectus, SAI, Annual Report or other information. If you have an account set up that is maintained on the Funds’ shareholder servicing system, you also may use the website to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares for certain share classes, if you have established Express Transactions for your account.

Exchange of Shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please see the Section of this Prospectus entitled “Limitations on Exchanges” if you are a shareholder of a Transaction Fund.

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another fund within the Delaware Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class C shares, or certain Class A shares. For Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Delaware Ivy Cash Management Fund are subject to any sales charge applicable to the fund being exchanged into, unless Delaware Ivy Cash Management Fund shares were previously acquired by an exchange from Class A shares of another Delaware Fund for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares).You may sell your Class I or Class Y shares of any of the Funds within the Delaware Funds and buy Class I or Class Y shares, respectively, of another fund within the Delaware Funds or Class A shares of Delaware Ivy Cash Management Fund. Class A shares of any of the Funds within the Delaware Funds also may be exchanged for shares of InvestEd Portfolios.

Class C shares of Delaware Ivy Cash Management Fund are not available for direct investment. Therefore, you may utilize Class A shares of Delaware Ivy Cash Management Fund for systematic exchanges into Class C shares of a non-money market Fund.

Except as otherwise noted, you may sell your Class R6 shares of a Fund within the Delaware Funds and buy Class R6 shares of another fund within the Delaware Funds that offers Class R6 shares. Contact your plan administrator or record keeper for information about exchanging your shares.

You may exchange only into funds the shares of which are legally permitted for sale in your state of residence. Currently, shares of each fund within the Transaction Funds may be sold only within the United States, the Commonwealth of Puerto Rico and the US Virgin Islands. In addition, shares of each fund within the Delaware Funds also may be sold in Guam. Note that exchanges out of a Fund may have tax consequences for you. See “Dividends, distributions and taxes — Taxes”. Before exchanging into a fund, read its prospectus.

Important Exchange Information
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Except as otherwise noted, you must exchange into the same share class you currently own.

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An exchange is considered a taxable event and may result in a capital gain or a capital loss for federal tax purposes.

How to Exchange

If you are investing through certain third-party broker dealers, contact your plan administrator or other record keeper for information about how to exchange.

If you have an account set up that is maintained on the Fund’s shareholder servicing system, the following applies:

By mail: Send your written exchange request to WISC at the address listed under Selling Shares.

By telephone: Call WISC at 888 923-3355 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, the transfer agent for the Funds employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to exchange shares of the Funds.

Converting Shares

Self-Directed Conversions. Subject to the requirements set forth below, you may be eligible to convert your Class A, Class C, Class I or Class Y shares to another share class within the same fund.

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If you hold Class A, Class C or Class Y shares and are eligible to purchase Class I shares or Class R6 shares as described above in the sections entitled Class I Shares or Class R6 Shares, you may be eligible to convert your Class A, Class C or Class Y shares to Class I shares or Class R6 shares of the same fund.

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If you hold Class I shares and are eligible to purchase Class R6 shares, as described in the section entitled Class R6 Shares, you may be eligible to convert your Class I shares to Class R6 shares of the same fund.

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If you hold Class C shares and are eligible to purchase Class A shares at NAV, you may be eligible to convert your Class C shares to Class A shares of the same fund.

A conversion from Class A or Class C to another share class will be subject to any deferred sales charge to which your Class A shares or Class C shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of the Distributor to permit or reject. A conversion between share classes of the same fund is not a taxable event.

Automatic Conversions. If you hold Class A shares in any MAP or SPA program account, your Class A shares automatically will be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and your participation in that MAP or SPA program is terminated for any reason, your Class I shares may be automatically converted to Class A shares of the same Fund which have higher expenses (including Rule 12b-1 fees) than the expenses of the Class I shares. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

If you hold Class I shares through a ‘wrap fee’ or asset allocation program or other fee-based arrangement sponsored by a nonaffiliated broker-dealer or other financial institution that has entered into an agreement with the Distributor, but subsequently become ineligible to participate in the program or withdraw from the program, you may be subject to conversion of your Class I shares by the program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Such conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You should contact your program provider to obtain information about your eligibility for the provider’s program and the class of shares you would receive upon such a conversion.

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Automatic Transactions for Class A and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Flexible Withdrawal Plans let you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian also may apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service

To move money from your bank account to an existing Fund account

Minimum Amount	Frequency
$50 (per Fund)	Monthly

Systematic Exchange Service

To systematically exchange from one Fund account to another existing Fund account

Minimum Amount	Frequency
$50 (per Fund)	Monthly

Frequent trading of Fund shares (market timing and disruptive trading)

Market Timing Policy

Each Fund is intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and/or redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or the Distributor, thereby indirectly affecting a Fund’s shareholders.

Certain funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. The Funds may fair value securities pursuant to the Funds’ Valuation Procedures; however, there can be no assurance that the Funds’ process to fair value securities will be able to eliminate the arbitrage opportunity in Funds that hold foreign securities.

In addition, a fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a fund that invests a significant portion of its assets in small-capitalization companies, municipal obligations, or that invests a significant portion of its assets in high-yield fixed-income securities.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Funds’ transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Funds’ market timing policy:

WISC will monitor the number of roundtrip transactions in Fund shares. Any shareholder that has more than two transactions that are considered a change in direction relative to a Fund within a time period determined by WISC may be restricted from making additional purchases of Fund shares. A change in direction is defined as any exchange or sale out of a Fund and a second change in direction is an exchange or purchase back into that Fund. Shareholders who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all-inclusive of the trading activity that may be deemed to violate the Funds’ market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Fund shares.

As an additional step, WISC reviews Fund redemption and purchase activity within various time frames for potentially harmful trading activity. If WISC identifies what it believes are market timing activities in an account held directly on a Fund’s records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within an 11 month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of the funds within the Transaction Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund’s market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, the Distributor has entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by the Distributor, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by the Distributor as having engaged in Fund share transactions that violate a Fund’s market timing policy. The Distributor’s procedures seek to monitor transactions in omnibus accounts so that the Distributor may make such further inquiries and take such other actions it determines appropriate or necessary to enforce the Funds’ market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, the Distributor and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, the Distributor or WISC may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account. The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

A financial intermediary through which an investor may purchase shares of a Fund also may independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts. In other cases, the Funds may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Funds’ policies to shareholders investing in the Funds through such intermediary, based upon the Funds’ conclusion that the intermediary’s policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. If an investor purchases a Fund’s shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. Each Fund attempts to have financial intermediaries apply the Funds’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Funds’ ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Funds’ frequent trading policy with respect to an omnibus account, the Funds’ transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds’

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transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Funds’ frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds’ transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no assurance that the information received by the Funds from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Funds’ transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares, or restrict individual trading activity as applicable.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Funds’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Funds’ market timing policy and/or its monitoring criteria at any time without prior notice. The Funds, WISC and/or the Distributor shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Dividends, distributions, and taxes

Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times:

Quarterly in March, June, September and December: Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Multi-Asset Fund, and Delaware Ivy Total Return Bond Fund.

Declared daily and paid monthly: Delaware Ivy California Municipal High Income Fund, Delaware Ivy Cash Management Fund and Delaware Ivy Government Securities Fund.

Declared monthly and paid monthly: Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy High Yield Fund, and Delaware Ivy Strategic Income Fund.

Declared annually and paid annually: Delaware Ivy International Small Cap Fund.

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Dividends that are declared for a particular day are paid to shareholders of record on the preceding business day. However, dividends that are declared for a Saturday or Sunday (or for a Monday that is a federal holiday) are paid to shareholders of record on the preceding Thursday (or the preceding business day if that Thursday is a federal holiday).

Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1. Share Payment Option. Your dividends, capital gain and other distributions with respect to a class of the Fund will be automatically paid in additional shares of that class. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the total distribution is less than five dollars, it will be automatically paid in additional shares of the distributing class.

For retirement plans and accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares of the distributing class.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (and you are not otherwise exempt from federal income tax), you should be aware of the following tax implications:

Taxes on distributions. Each Fund has elected and intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. You will be subject to tax to the extent a Fund makes actual or deemed distributions of net income and realized net gains to you. Dividends from a Fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gains and losses from certain foreign currency transactions, but excluding exempt-interest dividends), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. However, a Fund’s dividends attributable to its “qualified dividend income” (QDI) (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other noncorporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains — a maximum of 15% or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends- received deduction allowed to corporations (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions.

Distributions of a Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, but excluding exempt-interest dividends) are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For federal income tax purposes, long-term capital gain an individual or certain other noncorporate shareholder (each, an individual shareholder) realizes generally is taxed at the 15% and 20% maximum rates mentioned above.

For individual shareholders, each Fund notifies you after each calendar year-end as to the amounts of its dividends and other distributions paid (or deemed paid) to you for that year, including what portion of a Fund’s distributions qualifies as tax-exempt income, ordinary income and long-term capital gains.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit or may be deductible by you in computing your taxable income. A Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a US REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Fund realizes excess inclusion income in excess of certain threshold amounts.

Taxes on transactions. Any capital gain or loss you realize upon a sale of shares generally is treated as long-term capital gain or loss if you hold the shares for more than one year, and as short-term capital gain or loss if you hold the shares for one year or less. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares. Your ability to deduct capital losses realized on a sale of shares may be limited. Your redemption of Fund shares (other than shares of Delaware Ivy Cash Management Fund) will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund within the Delaware Funds and/or InvestEd Portfolios generally will have similar tax consequences to a redemption thereof. However, special rules apply when you dispose of a Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within the Delaware Funds and/or InvestEd Portfolios by January 31 of the calendar year following the redemption or exchange without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See Your Account — Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will be disallowed and will be added to the basis in the newly purchased shares.

Other. In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares they acquired or acquire after December 31, 2011 (“Covered Shares”), and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. A Fund shareholder may elect any IRS-accepted method for determining basis for Covered Shares; however, they must make any elections in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Fund’s default method, which is the average basis method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisor to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property, including dividends and capital gain distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares) or (2) the excess of his or her “modified adjusted gross income” over $250,000 for married shareholders filing jointly and $200,000

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for single shareholders. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisor regarding the effect, if any, this provision may have on their investment in Fund shares.

Withholding. Each Fund must withhold 24% of all taxable dividends, and, except in the case of Delaware Ivy Cash Management Fund, capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individual shareholders who do not furnish the Fund with a correct taxpayer identification number and certain required certifications. Withholding at that rate also is required from taxable dividends and, except in the case of Delaware Ivy Cash Management Fund, capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

The income dividends a Fund pays to a non-resident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”) generally are subject to a 30% (or lower treaty rate) federal withholding tax, even if those dividends are attributable to income from a non-US source earned by the Fund. In order to qualify for a reduced treaty rate of withholding, if any, a beneficial owner of shares will need to certify, generally on an IRS Form W-8BEN, that it is a foreign shareholder and provide additional information. Exemptions from US withholding tax are provided to a foreign shareholder that or who so certifies for certain capital gain dividends paid by a Fund from net long-term capital gains, exempt-interest dividends, “qualified net interest income” and “qualified short-term gain” (so-called “interest-related dividends” and “short-term capital gains dividends,” respectively), if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person. Foreign shareholders are urged to consult their own tax advisor concerning the applicability of US withholding tax.

Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding no longer is required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on US government securities generally is not subject to state and local taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities, as well as on the sale of municipal bonds, generally are fully subject to such taxes.

You should consult your tax advisor to determine the taxability in your state and locality of dividends and other distributions paid by the Funds.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Funds may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Code. Asset allocation models include the Delaware Funds by Macquarie® Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights

The financial highlights tables are intended to help you understand the financial performance of the Funds for the past five years or, if shorter, the period of a Class’s operations. On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Funds’ prior investment manager. The performance shown from before April 30, 2021 are from the Funds’ prior investment manager. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended September 30, 2021 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request by calling 888 923-3355. For the fiscal years ended prior to September 30, 2021, the Funds’ prior independent registered public accounting firm audited the Funds’ financial statements.

Delaware Ivy California Municipal High Income Fund (formerly, Ivy California Municipal High Income Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$10.48	$10.58	$9.98	$10.16	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.21	0.21	0.26	0.26	0.26
Net realized and unrealized gain (loss)	0.20	(0.11)	0.60	(0.16)	0.14
Total from investment operations	0.41	0.10	0.86	0.10	0.40
Less dividends and distributions from:
Net investment income	(0.21)	(0.20)	(0.26)	(0.26)	(0.24)
Net realized gain	‑	‑	‑	(0.02)	‑
Total dividends and distributions	(0.21)	(0.20)	(0.26)	(0.28)	(0.24)
Net asset value, end of period	$10.68	$10.48	$10.58	$9.98	$10.16
Total return[3]	3.97%	1.01%	8.73%	0.89%	4.17%
Ratios and supplemental data:
Net assets, end of period (in millions)	$15	$19	$17	$14	$8
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.78%	0.60%
Ratio of expenses to average net assets prior to fees waived[4]	1.33%	1.23%	1.29%	1.32%	1.12%
Ratio of net investment income to average net assets	1.94%	2.03%	2.54%	2.56%	2.62%
Ratio of net investment income to average net assets prior to fees waived[4]	1.41%	1.60%	2.05%	2.02%	2.10%
Portfolio turnover	16%	9%	10%	10%	7% [5]

*	Not shown due to rounding.
[1]	For the period from October 3, 2016 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Delaware Ivy California Municipal High Income Fund (formerly, Ivy California Municipal High Income Fund)

	Year ended
Class C shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$10.48	$10.58	$9.98	$10.16	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.12	0.12	0.17	0.17	0.19
Net realized and unrealized gain (loss)	0.20	(0.11)	0.60	(0.17)	0.16
Total from investment operations	0.32	0.01	0.77	‑*	0.35
Less dividends and distributions from:
Net investment income	(0.12)	(0.11)	(0.17)	(0.16)	(0.19)
Net realized gain	‑	‑	‑	(0.02)	‑
Total dividends and distributions	(0.12)	(0.11)	(0.17)	(0.18)	(0.19)
Net asset value, end of period	$10.68	$10.48	$10.58	$9.98	$10.16
Total return[3]	3.09%	0.13%	7.81%	-0.07%	3.53%
Ratios and supplemental data:
Net assets, end of period (in millions)	$2	$2	$2	$2	$2
Ratio of expenses to average net assets	1.65%	1.67%	1.66%	1.63%	1.33%
Ratio of expenses to average net assets prior to fees waived[4]	2.10%	2.02%	2.06%	2.08%	1.85%
Ratio of net investment income to average net assets	1.09%	1.16%	1.69%	1.70%	1.88%
Ratio of net investment income to average net assets prior to fees waived[4]	0.64%	0.81%	1.29%	1.25%	1.36%
Portfolio turnover	16%	9%	10%	10%	7% [5]

*	Not shown due to rounding.
[1]	For the period from October 3, 2016 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Financial highlights

Delaware Ivy California Municipal High Income Fund (formerly, Ivy California Municipal High Income Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$10.48	$10.58	$9.98	$10.16	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.23	0.23	0.28	0.28	0.28
Net realized and unrealized gain (loss)	0.21	(0.10)	0.60	(0.16)	0.13
Total from investment operations	0.44	0.13	0.88	0.12	0.41
Less dividends and distributions from:
Net investment income	(0.24)	(0.23)	(0.28)	(0.28)	(0.25)
Net realized gain	‑	‑	‑	(0.02)	‑
Total dividends and distributions	(0.24)	(0.23)	(0.28)	(0.30)	(0.25)
Net asset value, end of period	$10.68	$10.48	$10.58	$9.98	$10.16
Total return[3]	4.18%	1.21%	8.95%	1.10%	4.31%
Ratios and supplemental data:
Net assets, end of period (in millions)	$9	$13	$13	$11	$7
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.58%	0.43%
Ratio of expenses to average net assets prior to fees waived[4]	1.21%	1.12%	1.16%	1.20%	0.95%
Ratio of net investment income to average net assets	2.12%	2.23%	2.75%	2.74%	2.87%
Ratio of net investment income to average net assets prior to fees waived[4]	1.51%	1.71%	2.19%	2.12%	2.35%
Portfolio turnover	16%	9%	10%	10%	7% [5]

*	Not shown due to rounding.
[1]	For the period from October 3, 2016 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Delaware Ivy California Municipal High Income Fund (formerly, Ivy California Municipal High Income Fund)

	Year ended
Class Y shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$10.48	$10.58	$9.98	$10.16	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.21	0.21	0.26	0.25	0.25
Net realized and unrealized gain (loss)	0.20	(0.11)	0.60	(0.15)	0.15
Total from investment operations	0.41	0.10	0.86	0.10	0.40
Less dividends and distributions from:
Net investment income	(0.21)	(0.20)	(0.26)	(0.26)	(0.24)
Net realized gain	‑	‑	‑	(0.02)	‑
Total dividends and distributions	(0.21)	(0.20)	(0.26)	(0.28)	(0.24)
Net asset value, end of period	$10.68	$10.48	$10.58	$9.98	$10.16
Total return[3]	3.97%	1.01%	8.73%	0.93%	4.09%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1	$1	$1	$1	$1
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.78%	0.60%
Ratio of expenses to average net assets prior to fees waived[4]	1.45%	1.35%	1.40%	1.44%	1.23%
Ratio of net investment income to average net assets	1.96%	2.03%	2.55%	2.56%	2.54%
Ratio of net investment income to average net assets prior to fees waived[4]	1.31%	1.48%	1.95%	1.90%	1.91%
Portfolio turnover	16%	9%	10%	10%	7% [5]

*	Not shown due to rounding.
[1]	For the period from October 3, 2016 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Financial highlights

Delaware Ivy Cash Management Fund (formerly, Ivy Cash Management Fund)

	Year ended
Class A shares	9/30/21		9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income[1]	0.00*		0.01	0.02	0.01	0.00*
Net realized and unrealized gain (loss)	0.00		0.00	0.00*	0.00*	0.00*
Total from investment operations	0.00*		0.01	0.02	0.01	0.00*
Less dividends and distributions from:
Net investment income	‑*		(0.01)	(0.02)	(0.01)	‑*
Net realized gain	‑		‑	‑	‑	‑
Total dividends and distributions	‑*		(0.01)	(0.02)	(0.01)	‑*
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00
Total return[2]	0.01%		0.69%	1.87%	1.11%	0.27%
Ratios and supplemental data:
Net assets, end of period (in millions)	$454		$1,573	$1,257	$1,281	$1,378
Ratio of expenses to average net assets	0.18%		0.58%	0.71%	0.75%	0.74%
Ratio of expenses to average net assets prior to fees waived[3]	0.59%		0.63%	‑	‑	0.75%
Ratio of net investment income to average net assets	0.01%		0.64%	1.86%	1.03%	0.27%
Ratio of net investment income to average net assets prior to fees waived[3]	(0.40%	)	0.59%	‑	‑	0.26%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Cash Management Fund (formerly, Ivy Cash Management Fund)

	Year ended
Class C shares	9/30/21		9/30/20		9/30/19	9/30/18		9/30/17
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations:
Net investment income[1]	0.00*		0.00		0.01	0.00*		0.00*
Net realized and unrealized gain (loss)	0.00		0.00		0.00*	0.00*		0.00*
Total from investment operations	0.00*		0.00		0.01	0.00*		0.00*
Less dividends and distributions from:
Net investment income	‑*		‑*		(0.01)	‑*		‑*
Net realized gain	‑		‑		‑	‑		‑
Total dividends and distributions	‑*		‑*		(0.01)	‑*		‑*
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return[2]	0.01%		0.17%		0.91%	0.24%		0.02%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1		$2		$1	$1		$2
Ratio of expenses to average net assets	0.18%		0.98%		1.65%	1.55%		0.98%
Ratio of expenses to average net assets prior to fees waived[3]	1.56%		1.53%		‑	1.68%		1.61%
Ratio of net investment income to average net assets	0.02%		0.12%		0.93%	0.08%		0.02%
Ratio of net investment income to average net assets prior to fees waived[3]	(1.36%	)	(0.43%	)	‑	(0.05%	)	(0.61%	)

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Corporate Bond Fund (formerly, Ivy Corporate Bond Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.90	$6.54	$6.02	$6.27	$6.51
Income (loss) from investment operations:
Net investment income[1]	0.13	0.15	0.16	0.15	0.13
Net realized and unrealized gain (loss)	(0.01)	0.37	0.52	(0.26)	(0.12)
Total from investment operations	0.12	0.52	0.68	(0.11)	0.01
Less dividends and distributions from:
Net investment income	(0.14)	(0.16)	(0.16)	(0.14)	(0.14)
Net realized gain	(0.34)	‑	‑	‑	(0.11)
Total dividends and distributions	(0.48)	(0.16)	(0.16)	(0.14)	(0.25)
Net asset value, end of period	$6.54	$6.90	$6.54	$6.02	$6.27
Total return[2]	1.59%	8.07%	11.48%	-1.72%	0.39%
Ratios and supplemental data:
Net assets, end of period (in millions)	$333	$355	$348	$364	$437
Ratio of expenses to average net assets	0.96%	1.00%	1.02%	1.05%	0.98%
Ratio of expenses to average net assets prior to fees waived[3]	‑	‑	‑	1.05%	0.99%
Ratio of net investment income to average net assets	1.89%	2.26%	2.54%	2.41%	2.09%
Ratio of net investment income to average net assets prior to fees waived[3]	‑%	‑	‑	2.41%	2.08%
Portfolio turnover	72%	84%	63%	29%	42%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Corporate Bond Fund (formerly, Ivy Corporate Bond Fund)

	Year ended
Class C shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.89	$6.53	$6.01	$6.26	$6.50
Income (loss) from investment operations:
Net investment income[1]	0.07	0.09	0.10	0.09	0.08
Net realized and unrealized gain (loss)	(0.01)	0.37	0.52	(0.25)	(0.12)
Total from investment operations	0.06	0.46	0.62	(0.16)	(0.04)
Less dividends and distributions from:
Net investment income	(0.08)	(0.10)	(0.10)	(0.09)	(0.09)
Net realized gain	(0.34)	‑	‑	‑	(0.11)
Total dividends and distributions	(0.42)	(0.10)	(0.10)	(0.09)	(0.20)
Net asset value, end of period	$6.53	$6.89	$6.53	$6.01	$6.25
Total return[2]	0.68%	7.13%	10.52%	-2.63%	-0.46%
Ratios and supplemental data:
Net assets, end of period (in millions)	$2	$4	$4	$4	$8
Ratio of expenses to average net assets	1.84%	1.89%	1.92%	1.94%	1.85%
Ratio of expenses to average net assets prior to fees waived[3]	‑%	‑	‑	‑	‑
Ratio of net investment income to average net assets	1.02%	1.37%	1.64%	1.48%	1.22%
Ratio of net investment income to average net assets prior to fees waived[3]	‑%	‑	‑	‑	‑
Portfolio turnover	72%	84%	63%	29%	42%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Corporate Bond Fund (formerly, Ivy Corporate Bond Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.90	$6.54	$6.02	$6.27	$6.51
Income (loss) from investment operations:
Net investment income[1]	0.14	0.17	0.18	0.17	0.15
Net realized and unrealized gain (loss)	(0.01)	0.37	0.52	(0.26)	(0.12)
Total from investment operations	0.13	0.54	0.70	(0.09)	0.02
Less dividends and distributions from:
Net investment income	(0.15)	(0.18)	(0.18)	(0.16)	(0.16)
Net realized gain	(0.34)	‑	‑	‑	(0.11)
Total dividends and distributions	(0.49)	(0.18)	(0.18)	(0.16)	(0.27)
Net asset value, end of period	$6.54	$6.90	$6.54	$6.02	$6.27
Total return[2]	1.87%	8.39%	11.84%	-1.41%	0.68%
Ratios and supplemental data:
Net assets, end of period (in millions)	$442	$460	$523	$525	$672
Ratio of expenses to average net assets	0.70%	0.71%	0.70%	0.72%	0.69%
Ratio of expenses to average net assets prior to fees waived[3]	‑%	‑	‑	‑	‑
Ratio of net investment income to average net assets	2.15%	2.55%	2.86%	2.74%	2.39%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	‑	‑	‑	‑
Portfolio turnover	72%	84%	63%	29%	42%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Corporate Bond Fund (formerly, Ivy Corporate Bond Fund)

				Year ended
Class R6 shares	9/30/21	9/30/20	9/30/19	9/30/18[1]
Net asset value, beginning of period	$6.90	$6.54	$6.01	$6.28
Income (loss) from investment operations:
Net investment income[2]	0.15	0.18	0.19	0.17
Net realized and unrealized gain (loss)	(0.01)	0.37	0.53	(0.28)
Total from investment operations	0.14	0.55	0.72	(0.11)
Less dividends and distributions from:
Net investment income	(0.16)	(0.19)	(0.19)	(0.16)
Net realized gain	(0.34)	‑	‑	‑
Total dividends and distributions	(0.50)	(0.19)	(0.19)	(0.16)
Net asset value, end of period	6.54	$6.90	$6.54	$6.01
Total return[3]	2.00%	8.56%	12.19%	-1.77%
Ratios and supplemental data:
Net assets, end of period (in millions)	$38	$59	$43	$44
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.57% [5]
Ratio of expenses to average net assets prior to fees waived[4]	‑%	‑	‑	‑
Ratio of net investment income to average net assets	2.31%	2.69%	3.00%	3.06% [5]
Ratio of net investment income to average net assets prior to fees waived[4]	‑%	‑	‑	‑
Portfolio turnover	72%	84%	63%	29% [6]

*	Not shown due to rounding.
[1]	For the period from October 16, 2017 (commencement of operations of the class) through September 30, 2018.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Annualized
[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2018.

Financial highlights

Delaware Ivy Crossover Credit Fund (formerly, Ivy Crossover Credit Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$11.28	$10.51	$9.64	$10.26	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.21	0.28	0.32	0.30	0.13
Net realized and unrealized gain (loss)	0.33	0.77	0.90	(0.56)	0.23
Total from investment operations	0.54	1.05	1.22	(0.26)	0.36
Less dividends and distributions from:
Net investment income	(0.22)	(0.28)	(0.35)	(0.27)	(0.10)
Net realized gain	(0.71)	‑	‑	(0.09)	‑
Total dividends and distributions	(0.94)	(0.28)	(0.35)	(0.36)	(0.10)
Net asset value, end of period	$10.88	$11.28	$10.51	$9.64	$10.26
Total return[3]	4.93%	10.18%	13.10%	-2.56%	3.51%
Ratios and supplemental data:
Net assets, end of period (in millions)	$7	$18	$12	$12	$11
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets prior to fees waived[4]	1.23%	1.21%	1.25%	1.19%	0.95%
Ratio of net investment income to average net assets	1.92%	2.64%	3.23%	3.07%	2.63%
Ratio of net investment income to average net assets prior to fees waived[4]	1.59%	2.33%	2.88%	2.78%	2.58%
Portfolio turnover	135%	165%	94%	85%	112% [5]

*	Not shown due to rounding.
[1]	For the period from April 3, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Delaware Ivy Crossover Credit Fund (formerly, Ivy Crossover Credit Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$11.28	$10.51	$9.64	$10.26	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.24	0.31	0.34	0.33	0.15
Net realized and unrealized gain (loss)	0.33	0.77	0.90	(0.56)	0.22
Total from investment operations	0.57	1.08	1.24	(0.23)	0.37
Less dividends and distributions from:
Net investment income	(0.25)	(0.31)	(0.37)	(0.30)	(0.11)
Net realized gain	(0.72)	‑	‑	(0.09)	‑
Total dividends and distributions	(0.97)	(0.31)	(0.37)	(0.39)	(0.11)
Net asset value, end of period	$10.88	$11.28	$10.51	$9.64	$10.26
Total return[3]	5.19%	10.46%	13.39%	-2.41%	3.72%
Ratios and supplemental data:
Net assets, end of period (in millions)	$30	$39	$27	$23	$18
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to fees waived[4]	1.03%	1.06%	1.13%	1.06%	0.83%
Ratio of net investment income to average net assets	2.18%	2.89%	3.47%	3.33%	2.89%
Ratio of net investment income to average net assets prior to fees waived[4]	1.80%	2.48%	2.99%	2.92%	2.71%
Portfolio turnover	135%	165%	94%	85%	112% [5]

*	Not shown due to rounding.
[1]	For the period from April 3, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Financial highlights

Delaware Ivy Crossover Credit Fund (formerly, Ivy Crossover Credit Fund)

	Year ended
Class R6 shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$11.28	$10.51	$9.64	$10.26	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.24	0.30	0.34	0.33	0.15
Net realized and unrealized gain (loss)	0.33	0.78	0.90	(0.56)	0.22
Total from investment operations	0.57	1.08	1.24	(0.23)	0.37
Less dividends and distributions from:
Net investment income	(0.25)	(0.31)	(0.37)	(0.30)	(0.11)
Net realized gain	(0.72)	‑	‑	(0.09)	‑
Total dividends and distributions	(0.97)	(0.31)	(0.37)	(0.39)	(0.11)
Net asset value, end of period	$10.88	$11.28	$10.51	$9.64	$10.26
Total return[3]	5.20%	10.46%	13.39%	-2.41%	3.72%
Ratios and supplemental data:
Net assets, end of period (in millions)	$6	$2	$1	$1	$1
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to fees waived[4]	0.87%	0.90%	0.98%	0.90%	0.69%
Ratio of net investment income to average net assets	2.17%	2.78%	3.48%	3.31%	2.87%
Ratio of net investment income to average net assets prior to fees waived[4]	1.95%	2.53%	3.15%	3.06%	2.83%
Portfolio turnover	135%	165%	94%	85%	112% [5]

*	Not shown due to rounding.
[1]	For the period from April 3, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Delaware Ivy Crossover Credit Fund (formerly, Ivy Crossover Credit Fund)

	Year ended
Class Y shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$11.28	$10.51	$9.64	$10.26	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.21	0.28	0.32	0.30	0.13
Net realized and unrealized gain (loss)	0.33	0.77	0.90	(0.56)	0.23
Total from investment operations	0.54	1.05	1.22	(0.26)	0.36
Less dividends and distributions from:
Net investment income	(0.22)	(0.28)	(0.35)	(0.27)	(0.10)
Net realized gain	(0.72)	‑	‑	(0.09)	‑
Total dividends and distributions	(0.94)	(0.28)	(0.35)	(0.36)	(0.10)
Net asset value, end of period	$10.88	$11.28	$10.51	$9.64	$10.26
Total return[3]	4.93%	10.18%	13.10%	-2.56%	3.51%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1	$1	$1	$1	$1
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets prior to fees waived[4]	1.26%	1.30%	1.37%	1.29%	1.08%
Ratio of net investment income to average net assets	1.93%	2.65%	3.23%	3.06%	2.63%
Ratio of net investment income to average net assets prior to fees waived[4]	1.57%	2.25%	2.76%	2.67%	2.45%
Portfolio turnover	135%	165%	94%	85%	112% [5]

*	Not shown due to rounding.
[1]	For the period from April 3, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Financial highlights

Delaware Ivy Emerging Markets Local Currency Debt Fund (formerly, Ivy Pictet Emerging Markets Local Currency Debt Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$8.46	$8.68	$8.22	$9.47	$9.21
Income (loss) from investment operations:
Net investment income[1]	0.29	0.31	0.42	0.39	0.41
Net realized and unrealized gain (loss)	0.00*	(0.43)	0.04	(1.40)	(0.15)
Total from investment operations	0.29	(0.12)	0.46	(1.01)	0.26
Less dividends and distributions from:
Net investment income	(0.01)	(0.10)	‑	(0.24)	‑
Net realized gain	‑	‑	‑	‑	‑
Total dividends and distributions	(0.01)	(0.10)	‑	(0.24)	‑
Net asset value, end of period	$8.74	$8.46	$8.68	$8.22	$9.47
Total return[2]	3.40%	(1.39% )	5.73%	(11.01% )	2.82%
Ratios and supplemental data:
Net assets, end of period (in millions)	$3	$8	$9	$12	$13
Ratio of expenses to average net assets	1.25%	1.19%	1.21%	1.21%	1.25%
Ratio of expenses to average net assets prior to fees waived[3]	1.63%	1.50%	1.44%	1.45%	1.63%
Ratio of net investment income to average net assets	3.12%	3.63%	4.94%	4.28%	4.45%
Ratio of net investment income to average net assets prior to fees waived[3]	2.81%	3.32%	4.71%	4.04%	4.07%
Portfolio turnover	120%	121%	111%	90%	63%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Emerging Markets Local Currency Debt Fund (formerly, Ivy Pictet Emerging Markets Local Currency Debt Fund)

	Year ended
Class C shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$8.20	$8.47	$8.06	$9.28	$9.09
Income (loss) from investment operations:
Net investment income[1]	0.23	0.25	0.36	0.31	0.34
Net realized and unrealized gain (loss)	0.02	(0.43)	0.05	(1.37)	(0.15)
Total from investment operations	0.25	(0.18)	0.41	(1.06)	0.19
Less dividends and distributions from:
Net investment income	‑	(0.09)	‑	(0.16)	‑
Net realized gain	‑	‑	‑	‑	‑
Total dividends and distributions	‑	(0.09)	‑	(0.16)	‑
Net asset value, end of period	$8.45	$8.20	$8.47	$8.06	$9.28
Total return[2]	3.05%	(2.14% )	5.09%	(11.56% )	2.09%
Ratios and supplemental data:
Net assets, end of period (in millions)	‑*	$2	$2	$2	$2
Ratio of expenses to average net assets	1.84%	1.83%	1.85%	1.86%	1.97%
Ratio of expenses to average net assets prior to fees waived[3]	2.24%	2.14%	2.08%	2.10%	2.27%
Ratio of net investment income to average net assets	2.66%	3.02%	4.36%	3.54%	3.81%
Ratio of net investment income to average net assets prior to fees waived[3]	2.24%	2.71%	4.13%	3.30%	3.51%
Portfolio turnover	120%	121%	111%	90%	63%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Emerging Markets Local Currency Debt Fund (formerly, Ivy Pictet Emerging Markets Local Currency Debt Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$8.57	$8.77	$8.28	$9.54	$9.25
Income (loss) from investment operations:
Net investment income[1]	0.33	0.35	0.47	0.43	0.46
Net realized and unrealized gain (loss)	0.00*	(0.44)	0.04	(1.41)	(0.17)
Total from investment operations	0.33	(0.09)	0.51	(0.98)	0.29
Less dividends and distributions from:
Net investment income	(0.03)	(0.11)	(0.02)	(0.28)	‑
Net realized gain	‑	‑	‑	‑	‑
Total dividends and distributions	(0.03)	(0.11)	(0.02)	(0.28)	‑
Net asset value, end of period	$8.87	$8.57	$8.77	$8.28	$9.54
Total return[2]	3.88%	(1.07% )	6.17%	(10.56% )	3.14%
Ratios and supplemental data:
Net assets, end of period (in millions)	$28	$28	$77	$80	$45
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.91%
Ratio of expenses to average net assets prior to fees waived[3]	1.42%	1.29%	1.21%	1.23%	1.39%
Ratio of net investment income to average net assets	3.64%	4.07%	5.43%	4.80%	4.96%
Ratio of net investment income to average net assets prior to fees waived[3]	3.02%	3.58%	5.02%	4.37%	4.48%
Portfolio turnover	120%	121%	111%	90%	63%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Emerging Markets Local Currency Debt Fund (formerly, Ivy Pictet Emerging Markets Local Currency Debt Fund)

					Year ended
Class R6 shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$8.57	$8.77	$8.28	$9.54	$9.25
Income (loss) from investment operations:
Net investment income[2]	0.32	0.36	0.46	0.44	0.46
Net realized and unrealized gain (loss)	0.00*	(0.45)	0.05	(1.42)	(0.17)
Total from investment operations	0.32	(0.09)	0.51	(0.98)	0.29
Less dividends and distributions from:
Net investment income	(0.03)	(0.11)	(0.02)	(0.28)	‑
Net realized gain	‑	‑	‑		‑
Total dividends and distributions	(0.03)	(0.11)	(0.02)	(0.28)	‑
Net asset value, end of period	$8.86	$8.57	$8.77	$8.28	$9.54
Total return[3]	3.76%	(1.07% )	6.17%	(10.56% )	3.14%
Ratios and supplemental data:
Net assets, end of period (in millions)	$21	$20	$34	$41	$52
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets prior to fees waived[4]	1.21%	1.12%	1.04%	1.05%	1.11%
Ratio of net investment income to average net assets	3.57%	4.12%	5.36%	4.83%	4.95%
Ratio of net investment income to average net assets prior to fees waived[4]	3.16%	3.80%	5.12%	4.58%	4.64%
Portfolio turnover	120%	121%	111%	90%	63%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Emerging Markets Local Currency Debt Fund (formerly, Ivy Pictet Emerging Markets Local Currency Debt Fund)

					Year ended
Class Y shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$8.46	$8.69	$8.22	$9.48	$9.21
Income (loss) from investment operations:
Net investment income[2]	0.27	0.31	0.43	0.37	0.41
Net realized and unrealized gain (loss)	0.03	(0.44)	0.04	(1.39)	(0.14)
Total from investment operations	0.30	(0.13)	0.47	(1.02)	0.27
Less dividends and distributions from:
Net investment income	(0.01)	(0.10)	‑	(0.24)	‑
Net realized gain	‑	‑	‑		‑
Total dividends and distributions	(0.01)	(0.10)	‑	(0.24)	‑
Net asset value, end of period	$8.75	$8.46	$8.69	$8.22	$9.48
Total return[3]	3.52%	(1.51% )	5.72%	(11.00% )	2.93%
Ratios and supplemental data:
Net assets, end of period (in millions)	*	$2	$3	$3	$3
Ratio of expenses to average net assets	1.20%	1.19%	1.21%	1.21%	1.25%
Ratio of expenses to average net assets prior to fees waived[4]	1.60%	1.51%	1.44%	1.45%	1.63%
Ratio of net investment income to average net assets	3.04%	3.65%	4.99%	4.11%	4.48%
Ratio of net investment income to average net assets prior to fees waived[4]	2.64%	3.33%	4.76%	3.87%	4.10%
Portfolio turnover	120%	121%	111%	90%	63%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Government Securities Fund (formerly, Ivy Government Securities Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$5.78	$5.59	$5.23	$5.43	$5.60
Income (loss) from investment operations:
Net investment income[1]	0.03	0.06	0.08	0.06	0.06
Net realized and unrealized gain (loss)	(0.14)	0.20	0.37	(0.19)	(0.16)
Total from investment operations	(0.11)	0.26	0.45	(0.13)	(0.10)
Less dividends and distributions from:
Net investment income	(0.06)	(0.07)	(0.09)	(0.07)	(0.07)
Net realized gain	‑	‑	‑	‑	‑
Total dividends and distributions	(0.06)	(0.07)	(0.09)	(0.07)	(0.07)
Net asset value, end of period	$5.61	$5.78	$5.59	$5.23	$5.43
Total return[2]	(1.94% )	4.75%	8.59%	(2.35% )	(1.73% )
Ratios and supplemental data:
Net assets, end of period (in millions)	$79	$96	$68	$71	$87
Ratio of expenses to average net assets	0.97%	0.98%	1.00%	1.04%	1.02%
Ratio of expenses to average net assets prior to fees waived[3]	1.00%	1.05%	1.13%	1.16%	1.10%
Ratio of net investment income to average net assets	0.59%	1.07%	1.47%	1.19%	1.20%
Ratio of net investment income to average net assets prior to fees waived[3]	0.56%	1.00%	1.34%	1.07%	1.04%
Portfolio turnover	31%	43%	12%	42%	37%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Expense ratio based on the period excluding reorganization expenses was 1.00%.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Government Securities Fund (formerly, Ivy Government Securities Fund)

	Year ended
Class C shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$5.78	$5.59	$5.23	$5.43	$5.60
Income (loss) from investment operations:
Net investment income[1]	(0.01)	0.01	0.03	0.01	0.01
Net realized and unrealized gain (loss)	(0.15)	0.20	0.37	(0.18)	(0.15)
Total from investment operations	(0.16)	0.21	0.40	(0.17)	(0.14)
Less dividends and distributions from:
Net investment income	(0.01)	(0.02)	(0.04)	(0.03)	(0.03)
Net realized gain	‑	‑	‑	‑	‑
Total dividends and distributions	(0.01)	(0.02)	(0.04)	(0.03)	(0.03)
Net asset value, end of period	5.61	$5.78	$5.59	$5.23	$5.43
Total return[2]	(2.75% )	3.83%	7.61%	-3.14%	-2.58%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1	$2	$1	$1	$2
Ratio of expenses to average net assets	1.82%	1.86%	1.88%	1.88%	1.88%
Ratio of expenses to average net assets prior to fees waived[3]	‑	1.90%	1.95%	2.16%	1.95%
Ratio of net investment income to average net assets	(0.26% )	0.18%	0.59%	0.24%	0.26%
Ratio of net investment income to average net assets prior to fees waived[3]	‑	0.14%	0.52%	-0.04%	0.19%
Portfolio turnover	31%	43%	12%	42%	37%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Government Securities Fund (formerly, Ivy Government Securities Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$5.78	$5.59	$5.23	$5.43	$5.60
Income (loss) from investment operations:
Net investment income[1]	0.05	0.08	0.09	0.08	0.07
Net realized and unrealized gain (loss)	(0.15)	0.20	0.37	(0.19)	(0.15)
Total from investment operations	(0.10)	0.28	0.46	(0.11)	(0.08)
Less dividends and distributions from:
Net investment income	(0.07)	(0.09)	(0.10)	(0.09)	(0.09)
Net realized gain	‑	‑	‑	‑	‑
Total dividends and distributions	(0.07)	(0.09)	(0.10)	(0.09)	(0.09)
Net asset value, end of period	5.61	$5.78	$5.59	$5.23	$5.43
Total return[2]	(1.69% )	5.01%	8.89%	-2.10%	-1.44%
Ratios and supplemental data:
Net assets, end of period (in millions)	$130	$140	$93	$124	$303
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.78% [3]	0.74%
Ratio of expenses to average net assets prior to fees waived[4]	0.76%	0.77%	0.77%	0.82%	0.76%
Ratio of net investment income to average net assets	0.84%	1.32%	1.75%	1.46%	1.38%
Ratio of net investment income to average net assets prior to fees waived[4]	0.80%	1.27%	1.70%	1.42%	1.36%
Portfolio turnover	31%	43%	12%	42%	37%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Expense ratio based on the period excluding reorganization expenses was 0.72%.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Government Securities Fund (formerly, Ivy Government Securities Fund)

				Year ended
Class R6 shares	9/30/21	9/30/20	9/30/19	9/30/18[1]
Net asset value, beginning of period	$5.78	$5.59	$5.23	$5.43
Income (loss) from investment operations:
Net investment income[2]	0.05	0.08	0.10	0.08
Net realized and unrealized gain (loss)	(0.14)	0.20	0.37	(0.19)
Total from investment operations	(0.09)	0.28	0.47	(0.11)
Less dividends and distributions from:
Net investment income	(0.08)	(0.09)	(0.11)	(0.09)
Net realized gain	‑	‑	‑	‑
Total dividends and distributions	(0.08)	(0.09)	(0.11)	(0.09)
Net asset value, end of period	$5.61	$5.78	$5.59	$5.23
Total return[3]	(1.57% )	5.13%	9.01%	-1.99%
Ratios and supplemental data:
Net assets, end of period (in millions)	$138	$172	$120	$179
Ratio of expenses to average net assets	0.60%	0.61%	0.61%	0.63% [4]
Ratio of expenses to average net assets prior to fees waived[5]	‑	‑	‑	‑
Ratio of net investment income to average net assets	0.96%	1.44%	1.86%	1.74%
Ratio of net investment income to average net assets prior to fees waived[5]	‑	‑	‑	‑
Portfolio turnover	31%	43%	12%	42% [6]

*	Not shown due to rounding.
[1]	For the period from October 16, 2017 (commencement of operations of the class) through September 30, 2018; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Expense ratio based on the period excluding reorganization expenses was 1.00%.
[5]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2018.

Delaware Ivy High Yield Fund (formerly, Ivy PineBridge High Yield Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$9.72	$9.88	$9.81	$10.15	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.47	0.48	0.52	0.48	0.16
Net realized and unrealized gain (loss)	0.54	(0.16)	0.06	(0.30)	0.10
Total from investment operations	1.01	0.32	0.58	0.18	0.26
Less dividends and distributions from:
Net investment income	(0.49)	(0.48)	(0.51)	(0.49)	(0.11)
Net realized gain	‑	‑	‑	(0.03)	‑
Total dividends and distributions	(0.49)	(0.48)	(0.51)	(0.52)	(0.11)
Net asset value, end of period	$10.24	$9.72	$9.88	$9.81	$10.15
Total return[3]	10.50%	3.40%	6.27%	1.71%	2.64%
Ratios and supplemental data:
Net assets, end of period (in millions)	$14	$15	$10	$8	$6
Ratio of expenses to average net assets	0.99%	0.99%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.13%	1.16%	1.15%	1.11%	‑
Ratio of net investment income to average net assets	4.64%	5.02%	5.32%	4.83%	4.22%
Ratio of net investment income to average net assets prior to fees waived[4]	4.50%	4.85%	5.17%	4.72%	‑
Portfolio turnover	83%	80%	69%	81%	60% [5]

*	Not shown due to rounding.
[1]	For the period from May 18, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Financial highlights

Delaware Ivy High Yield Fund (formerly, Ivy PineBridge High Yield Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$9.72	$9.88	$9.81	$10.15	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.50	0.51	0.54	0.51	0.17
Net realized and unrealized gain (loss)	0.54	(0.17)	0.07	(0.31)	0.10
Total from investment operations	1.04	0.34	0.61	0.20	0.27
Less dividends and distributions from:
Net investment income	(0.51)	(0.50)	(0.54)	(0.51)	(0.12)
Net realized gain	‑	‑	‑	(0.03)	‑
Total dividends and distributions	(0.51)	(0.50)	(0.54)	(0.54)	(0.12)
Net asset value, end of period	$10.25	$9.72	$9.88	$9.81	$10.15
Total return[3]	10.91%	3.68%	6.44%	2.10%	2.72%
Ratios and supplemental data:
Net assets, end of period (in millions)	$85	$87	$54	$46	$22
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of expenses to average net assets prior to fees waived[4]	0.97%	1.01%	1.02%	1.00%	0.87%
Ratio of net investment income to average net assets	4.90%	5.30%	5.60%	5.14%	4.55%
Ratio of net investment income to average net assets prior to fees waived[4]	4.65%	5.01%	5.30%	4.86%	4.40%
Portfolio turnover	83%	80%	69%	81%	60% [5]

*	Not shown due to rounding.
[1]	For the period from May 18, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Delaware Ivy High Yield Fund (formerly, Ivy PineBridge High Yield Fund)

	Year ended
Class R6 shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$9.71	$9.88	$9.80	$10.15	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.50	0.51	0.54	0.51	0.17
Net realized and unrealized gain (loss)	0.54	(0.18)	0.08	(0.32)	0.10
Total from investment operations	1.04	0.33	0.62	0.19	0.27
Less dividends and distributions from:
Net investment income	(0.51)	(0.50)	(0.54)	(0.51)	(0.12)
Net realized gain	‑	‑	‑	(0.03)	‑
Total dividends and distributions	(0.51)	(0.50)	(0.54)	(0.54)	(0.12)
Net asset value, end of period	$10.24	$9.71	$9.88	$9.80	$10.15
Total return[3]	10.92%	3.58%	6.55%	2.00%	2.72%
Ratios and supplemental data:
Net assets, end of period (in millions)	$35	$40	$38	$32	$35
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of expenses to average net assets prior to fees waived[4]	0.80%	0.83%	0.84%	0.83%	0.73%
Ratio of net investment income to average net assets	4.91%	5.29%	5.59%	5.10%	4.44%
Ratio of net investment income to average net assets prior to fees waived[4]	4.83%	5.18%	5.47%	4.99%	4.43%
Portfolio turnover	83%	80%	69%	81%	60% [5]

*	Not shown due to rounding.
[1]	For the period from May 18, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Financial highlights

Delaware Ivy International Small Cap Fund (formerly, Ivy International Small Cap Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$12.42	$11.38	$12.28	$12.06	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.07	0.06	0.11	0.10	0.09
Net realized and unrealized gain (loss)	3.64	1.19	(0.85)	0.14	1.97
Total from investment operations	3.71	1.25	(0.74)	0.24	2.06
Less dividends and distributions from:
Net investment income	(0.04)	(0.21)	(0.14)	(0.02)	‑
Net realized gain	‑	‑	(0.02)	‑	‑
Total dividends and distributions	(0.04)	(0.21)	(0.16)	(0.02)	‑
Net asset value, end of period	$16.09	$12.42	$11.38	$12.28	$12.06
Total return[3]	29.97%	11.04%	-5.92%	1.98%	20.60%
Ratios and supplemental data:
Net assets, end of period (in millions)	$8	$16	$16	$18	$13
Ratio of expenses to average net assets	1.37%	1.37%	1.39%	1.45%	1.45%
Ratio of expenses to average net assets prior to fees waived[4]	1.59%	1.57%	1.58%	1.54%	1.61%
Ratio of net investment income to average net assets	0.48%	0.50%	1.02%	0.79%	1.11%
Ratio of net investment income to average net assets prior to fees waived[4]	0.26%	0.30%	0.83%	0.70%	0.95%
Portfolio turnover	47%	75%	73%	60%	38%	[5]

*	Not shown due to rounding.
[1]	For the period from January 10, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Delaware Ivy International Small Cap Fund (formerly, Ivy International Small Cap Fund)

	Year ended
Class C shares	9/30/21		9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$12.29		$11.27	$12.14	$12.00	$10.00
Income (loss) from investment operations:
Net investment income[2]	(0.05)		(0.03)	0.03	0.01	0.03
Net realized and unrealized gain (loss)	3.61		1.18	(0.84)	0.13	1.97
Total from investment operations	3.56		1.15	(0.81)	0.14	2.00
Less dividends and distributions from:
Net investment income	‑		(0.13)	(0.04)	‑	‑
Net realized gain	‑		‑	(0.02)	‑	‑
Total dividends and distributions	‑		(0.13)	(0.06)	‑	‑
Net asset value, end of period	$15.85		$12.29	$11.27	$12.14	$12.00
Total return[3]	28.97%		10.22%	-6.62%	1.17%	20.00%
Ratios and supplemental data:
Net assets, end of period (in millions)	‑*		$2	$2	$2	$1
Ratio of expenses to average net assets	2.12%		2.13%	2.14%	2.22%	2.17%
Ratio of expenses to average net assets prior to fees waived[4]	2.34%		2.33%	2.33%	2.27%	2.33%
Ratio of net investment income to average net assets	(0.33%	)	(0.31% )	0.25%	0.11%	0.39%
Ratio of net investment income to average net assets prior to fees waived[4]	(0.55%	)	(0.51% )	0.06%	0.06%	0.23%
Portfolio turnover	47%		75%	73%	60%	38%	[5]

*	Not shown due to rounding.
[1]	For the period from January 10, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Financial highlights

Delaware Ivy International Small Cap Fund (formerly, Ivy International Small Cap Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$12.47	$11.42	$12.33	$12.08	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.14	0.10	0.16	0.16	0.11
Net realized and unrealized gain (loss)	3.64	1.21	(0.87)	0.13	1.97
Total from investment operations	3.78	1.31	(0.71)	0.29	2.08
Less dividends and distributions from:
Net investment income	(0.08)	(0.26)	(0.18)	(0.04)	‑
Net realized gain	‑	‑	(0.02)	‑*	‑
Total dividends and distributions	(0.08)	(0.26)	(0.20)	(0.04)	‑
Net asset value, end of period	$16.17	$12.47	$11.42	$12.33	$12.08
Total return[3]	30.45%	11.54%	-5.64%	2.33%	20.90%
Ratios and supplemental data:
Net assets, end of period (in millions)	$60	$77	$72	$66	$27
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	1.12%	1.15%
Ratio of expenses to average net assets prior to fees waived[4]	1.40%	1.38%	1.37%	1.34%	1.45%
Ratio of net investment income to average net assets	0.96%	0.91%	1.47%	1.28%	1.42%
Ratio of net investment income to average net assets prior to fees waived[4]	0.55%	0.52%	1.09%	1.06%	1.12%
Portfolio turnover	47%	75%	73%	60%	38%	[5]

*	Not shown due to rounding.
[1]	For the period from January 10, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Delaware Ivy International Small Cap Fund (formerly, Ivy International Small Cap Fund)

	Year ended
Class R6 shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$12.46	$11.42	$12.32	$12.09	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.14	0.10	0.15	0.16	0.11
Net realized and unrealized gain (loss)	3.65	1.20	(0.85)	0.11	1.98
Total from investment operations	3.79	1.30	(0.70)	0.27	2.09
Less dividends and distributions from:
Net investment income	(0.08)	(0.26)	(0.18)	(0.04)	‑
Net realized gain	‑	‑	(0.02)	‑*	‑
Total dividends and distributions	(0.08)	(0.25)	(0.20)	(0.04)	‑
Net asset value, end of period	$16.17	$12.46	$11.42	$12.32	$12.09
Total return[3]	30.55%	11.45%	(5.57% )	2.28%	20.90%
Ratios and supplemental data:
Net assets, end of period (in millions)	$52	$69	$73	$82	$1
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	1.13%	1.15%
Ratio of expenses to average net assets prior to fees waived[4]	1.22%	1.20%	1.20%	1.18%	1.31%
Ratio of net investment income to average net assets	0.92%	0.89%	1.40%	1.25%	1.41%
Ratio of net investment income to average net assets prior to fees waived[4]	0.69%	0.68%	1.19%	1.20%	1.25%
Portfolio turnover	47%	75%	73%	60%	38%	[5]

*	Not shown due to rounding.
[1]	For the period from January 10, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Financial highlights

Delaware Ivy International Small Cap Fund (formerly, Ivy International Small Cap Fund)

	Year ended
Class Y shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$12.42	$11.37	$12.28	$12.06	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.07	0.03	0.08	0.14	0.09
Net realized and unrealized gain (loss)	3.64	1.23	(0.83)	0.10	1.97
Total from investment operations	3.71	1.26	(0.75)	0.24	2.06
Less dividends and distributions from:
Net investment income	(0.04)	(0.21)	(0.14)	(0.02)	‑
Net realized gain	‑	‑	(0.02)	‑	‑
Total dividends and distributions	(0.04)	(0.21)	(0.16)	(0.02)	‑
Net asset value, end of period	$16.09	$12.42	$11.37	$12.28	$12.06
Total return[3]	29.97%	11.14%	-6.00%	1.98%	20.60%
Ratios and supplemental data:
Net assets, end of period (in millions)	‑*	$1	$1	$5	$1
Ratio of expenses to average net assets	1.37%	1.37%	1.39%	1.45%	1.45%
Ratio of expenses to average net assets prior to fees waived[4]	1.63%	1.59%	1.63%	1.59%	1.70%
Ratio of net investment income to average net assets	0.50%	0.27%	0.71%	1.10%	1.11%
Ratio of net investment income to average net assets prior to fees waived[4]	0.24%	0.05%	0.47%	0.96%	0.86%
Portfolio turnover	47%	75%	73%	60%	38%	[5]

*	Not shown due to rounding.
[1]	For the period from January 10, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

Delaware Ivy Multi-Asset Income Fund (formerly, Ivy Apollo Multi-Asset Income Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$9.81	$10.58	$11.07	$11.02	$10.45
Income (loss) from investment operations:
Net investment income[1]	0.37	0.39	0.43	0.42	0.39
Net realized and unrealized gain (loss)	1.53	(0.61)	(0.13)	0.05	0.50
Total from investment operations	1.90	(0.22)	0.30	0.47	0.89
Less dividends and distributions from:
Net investment income	(0.43)	(0.42)	(0.45)	(0.41)	(0.30)
Net realized gain	‑	(0.13)	(0.34)	(0.01)	(0.02)
Total dividends and distributions	(0.43)	(0.55)	(0.79)	(0.42)	(0.32)
Net asset value, end of period	$11.28	$9.81	$10.58	$11.07	$11.02
Total return[2]	19.57%	(2.10% )	3.22%	4.41%	8.67%
Ratios and supplemental data:
Net assets, end of period (in millions)	$87	$88	$119	$131	$143
Ratio of expenses to average net assets	1.17%	1.20%	1.20%	1.24%	1.24%
Ratio of expenses to average net assets prior to fees waived[3]	1.24%	1.27%	1.24%	1.24%	‑
Ratio of net investment income to average net assets	3.38%	3.89%	4.06%	3.77%	3.64%
Ratio of net investment income to average net assets prior to fees waived[3]	3.31%	3.82%	4.02%	3.77%	‑
Portfolio turnover	57%	71%	54%	59%	84%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Multi-Asset Income Fund (formerly, Ivy Apollo Multi-Asset Income Fund)

	Year ended
Class C shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$9.81	$10.58	$11.07	$11.02	$10.46
Income (loss) from investment operations:
Net investment income[1]	0.29	0.32	0.35	0.33	0.31
Net realized and unrealized gain (loss)	1.51	(0.61)	(0.12)	0.06	0.50
Total from investment operations	1.80	(0.29)	0.23	0.39	0.81
Less dividends and distributions from:
Net investment income	(0.34)	(0.35)	(0.38)	(0.33)	(0.23)
Net realized gain	‑	(0.13)	(0.34)	(0.01)	(0.02)
Total dividends and distributions	(0.34)	(0.48)	(0.72)	(0.34)	(0.25)
Net asset value, end of period	11.27	$9.81	$10.58	$11.07	$11.02
Total return[2]	18.56%	(2.85% )	2.46%	3.64%	7.86%
Ratios and supplemental data:
Net assets, end of period (in millions)	$8	$10	$14	$16	$20
Ratio of expenses to average net assets	1.95%	1.96%	1.94%	1.98%	1.97%
Ratio of expenses to average net assets prior to fees waived[3]	2.02%	2.03%	1.98%	1.98%	‑
Ratio of net investment income to average net assets	2.61%	3.13%	3.31%	3.01%	2.87%
Ratio of net investment income to average net assets prior to fees waived[3]	2.54%	3.06%	3.27%	3.01%	‑
Portfolio turnover	57%	71%	54%	59%	84%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Multi-Asset Income Fund (formerly, Ivy Apollo Multi-Asset Income Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$9.81	$10.59	$11.07	$11.02	$10.46
Income (loss) from investment operations:
Net investment income[1]	0.42	0.43	0.47	0.45	0.41
Net realized and unrealized gain (loss)	1.53	(0.61)	(0.11)	0.06	0.51
Total from investment operations	1.95	(0.18)	0.36	0.51	0.92
Less dividends and distributions from:
Net investment income	(0.48)	(0.47)	(0.50)	(0.45)	(0.34)
Net realized gain	‑	(0.13)	(0.34)	(0.01)	(0.02)
Total dividends and distributions	(0.48)	(0.60)	(0.84)	(0.46)	(0.36)
Net asset value, end of period	$11.28	$9.81	$10.59	$11.07	$11.02
Total return[2]	20.08%	(1.76% )	3.77%	4.71%	8.92%
Ratios and supplemental data:
Net assets, end of period (in millions)	$211	$220	$320	$354	$401
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.93%	0.95%
Ratio of expenses to average net assets prior to fees waived[3]	0.99%	0.99%	0.97%	0.96%	‑
Ratio of net investment income to average net assets	3.81%	4.32%	4.51%	4.07%	3.88%
Ratio of net investment income to average net assets prior to fees waived[3]	3.57%	4.08%	4.29%	4.04%	‑
Portfolio turnover	57%	71%	54%	59%	84%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Multi-Asset Income Fund (formerly, Ivy Apollo Multi-Asset Income Fund)

	Year ended
Class R6 shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$9.82	$10.59	$11.08	$11.03	$10.46
Income (loss) from investment operations:
Net investment income[1]	0.43	0.44	0.47	0.47	0.43
Net realized and unrealized gain (loss)	1.51	(0.61)	(0.12)	0.05	0.52
Total from investment operations	1.94	(0.17)	0.35	0.52	0.95
Less dividends and distributions from:
Net investment income	(0.48)	(0.47)	(0.50)	(0.46)	(0.36)
Net realized gain	‑	(0.13)	(0.34)	(0.01)	(0.02)
Total dividends and distributions	(0.48)	(0.60)	(0.84)	(0.47)	(0.38)
Net asset value, end of period	11.28	$9.82	$10.59	$11.08	$11.03
Total return[2]	19.95%	(1.66% )	3.69%	4.96%	9.12%
Ratios and supplemental data:
Net assets, end of period (in millions)	$2	$3	$4	$4	$4
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.79%	0.78%
Ratio of expenses to average net assets prior to fees waived[3]	0.84%	0.84%	0.92%	0.80%	‑
Ratio of net investment income to average net assets	3.91%	4.34%	4.50%	4.23%	4.09%
Ratio of net investment income to average net assets prior to fees waived[3]	3.82%	4.25%	4.33%	4.22%	‑
Portfolio turnover	57%	71%	54%	59%	84%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Multi-Asset Income Fund (formerly, Ivy Apollo Multi-Asset Income Fund)

	Year ended
Class Y shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$9.82	$10.59	$11.07	$11.02	$10.45
Income (loss) from investment operations:
Net investment income[1]	0.39	0.40	0.42	0.42	0.39
Net realized and unrealized gain (loss)	1.50	(0.61)	(0.10)	0.06	0.51
Total from investment operations	1.89	(0.21)	0.32	0.48	0.90
Less dividends and distributions from:
Net investment income	(0.43)	(0.43)	(0.46)	(0.42)	(0.31)
Net realized gain	‑	(0.13)	(0.34)	(0.01)	(0.02)
Total dividends and distributions	(0.43)	(0.56)	(0.80)	(0.43)	(0.33)
Net asset value, end of period	11.28	$9.82	$10.59	$11.07	$11.02
Total return[2]	19.50%	(2.06% )	3.33%	4.45%	8.75%
Ratios and supplemental data:
Net assets, end of period (in millions)	$‑*	$3	$4	$6	$5
Ratio of expenses to average net assets	1.15%	1.15%	1.17%	1.19%	1.17%
Ratio of expenses to average net assets prior to fees waived[3]	1.22%	1.22%	1.21%	1.19%	‑
Ratio of net investment income to average net assets	3.61%	3.95%	4.06%	3.82%	3.69%
Ratio of net investment income to average net assets prior to fees waived[3]	3.54%	3.88%	4.02%	3.82%	‑
Portfolio turnover	57%	71%	54%	59%	84%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Strategic Income Fund (formerly, Ivy Apollo Strategic Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$9.92	$9.99	$9.97	$10.27	$10.26
Income (loss) from investment operations:
Net investment income[1]	0.41	0.42	0.44	0.42	0.39
Net realized and unrealized gain (loss)	0.33	(0.05)	0.06	(0.27)	0.04
Total from investment operations	0.74	0.37	0.50	0.15	0.43
Less dividends and distributions from:
Net investment income	(0.46)	(0.44)	(0.45)	(0.40)	(0.38)
Net realized gain	‑	‑	(0.03)	(0.05)	(0.04)
Total dividends and distributions	(0.46)	(0.44)	(0.48)	(0.45)	(0.42)
Net asset value, end of period	$10.20	$9.92	$9.99	$9.97	$10.27
Total return[2]	7.59%	3.84%	5.13%	1.53%	4.38%
Ratios and supplemental data:
Net assets, end of period (in millions)	$87	$111	$120	$117	$123
Ratio of expenses to average net assets	1.04%%	1.05%	1.05%	1.15%	1.15%
Ratio of expenses to average net assets prior to fees waived[3]	1.19%	1.17%	1.15%	1.16%	1.17%
Ratio of net investment income to average net assets	4.01%	4.35%	4.45%	4.14%	3.83%
Ratio of net investment income to average net assets prior to fees waived[3]	3.86%	4.23%	4.35%	4.13%	3.81%
Portfolio turnover	62%	59%	45%	48%	48%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Strategic Income Fund (formerly, Ivy Apollo Strategic Fund)

	Year ended
Class C shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$9.91	$9.98	$9.97	$10.27	$10.26
Income (loss) from investment operations:
Net investment income[1]	0.33	0.35	0.36	0.35	0.32
Net realized and unrealized gain (loss)	0.33	(0.06)	0.05	(0.27)	0.04
Total from investment operations	0.66	0.29	0.41	0.08	0.36
Less dividends and distributions from:
Net investment income	(0.38)	(0.36)	(0.37)	(0.33)	(0.31)
Net realized gain	‑	‑	(0.03)	(0.05)	(0.04)
Total dividends and distributions	(0.38)	(0.36)	(0.40)	(0.38)	(0.35)
Net asset value, end of period	$10.19	$9.91	$9.98	$9.97	$10.27
Total return[2]	6.77%	3.03%	4.21%	0.82%	3.66%
Ratios and supplemental data:
Net assets, end of period (in millions)	$5	$5	$5	$6	$8
Ratio of expenses to average net assets	1.82%	1.83%	1.85%	1.85%	1.85%
Ratio of expenses to average net assets prior to fees waived[3]	2.05%	2.08%	2.04%	2.02%	1.98%
Ratio of net investment income to average net assets	3.22%	3.57%	3.65%	3.43%	3.13%
Ratio of net investment income to average net assets prior to fees waived[3]	2.99%	3.32%	3.46%	3.26%	3.00%
Portfolio turnover	62%	59%	45%	48%	48%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Strategic Income Fund (formerly, Ivy Apollo Strategic Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$9.92	$9.99	$9.98	$10.28	$10.27
Income (loss) from investment operations:
Net investment income[1]	0.45	0.46	0.48	0.45	0.42
Net realized and unrealized gain (loss)	0.33	(0.06)	0.05	(0.27)	0.05
Total from investment operations	0.78	0.40	0.53	0.18	0.47
Less dividends and distributions from:
Net investment income	(0.50)	(0.47)	(0.49)	(0.43)	(0.42)
Net realized gain	‑	‑	(0.03)	(0.05)	(0.04)
Total dividends and distributions	(0.50)	(0.47)	(0.52)	(0.48)	(0.46)
Net asset value, end of period	10.20	$9.92	$9.99	$9.98	$10.27
Total return[2]	7.99%	4.23%	5.43%	1.95%	4.59%
Ratios and supplemental data:
Net assets, end of period (in millions)	$241	$257	$315	$315	$320
Ratio of expenses to average net assets	0.67%	0.67%	0.67%	0.82%	0.85%
Ratio of expenses to average net assets prior to fees waived[3]	0.98%	0.96%	0.93%	0.93%	0.94%
Ratio of net investment income to average net assets	4.36%	4.73%	4.83%	4.46%	4.13%
Ratio of net investment income to average net assets prior to fees waived[3]	4.05%	4.44%	4.57%	4.35%	4.04%
Portfolio turnover	62%	59%	45%	48%	48%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Strategic Income Fund (formerly, Ivy Apollo Strategic Fund)

	Year ended
Class R6 shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$9.92	$9.99	$9.98	$10.28	$10.27
Income (loss) from investment operations:
Net investment income[1]	0.45	0.46	0.48	0.46	0.43
Net realized and unrealized gain (loss)	0.34	(0.06)	0.05	(0.27)	0.04
Total from investment operations	0.79	0.40	0.53	0.19	0.47
Less dividends and distributions from:
Net investment income	(0.50)	(0.47)	(0.49)	(0.44)	(0.42)
Net realized gain	‑	‑	(0.03)	(0.05)	(0.04)
Total dividends and distributions	(0.50)	(0.47)	(0.52)	(0.49)	(0.45)
Net asset value, end of period	$10.21	$9.92	$9.99	$9.98	$10.28
Total return[2]	8.09%	4.23%	5.43%	1.92%	4.75%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1	$22	$48	$53	$61
Ratio of expenses to average net assets	0.67%	0.67%	0.67%	0.77%	0.77%
Ratio of expenses to average net assets prior to fees waived[3]	0.84%	0.80%	0.78%	0.78%	‑
Ratio of net investment income to average net assets	4.72%	4.71%	4.83%	4.52%	4.24%
Ratio of net investment income to average net assets prior to fees waived[3]	4.55%	4.58%	4.72%	4.51%	‑
Portfolio turnover	62%	59%	45%	48%	48%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Strategic Income Fund (formerly, Ivy Apollo Strategic Fund)

	Year ended
Class Y shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$9.92	$9.99	$9.97	$10.27	$10.26
Income (loss) from investment operations:
Net investment income[1]	0.44	0.42	0.44	0.42	0.40
Net realized and unrealized gain (loss)	0.30	(0.05)	0.06	(0.27)	0.04
Total from investment operations	0.74	0.37	0.50	0.15	0.44
Less dividends and distributions from:
Net investment income	(0.46)	(0.44)	(0.45)	(0.40)	(0.39)
Net realized gain	‑	‑	(0.03)	(0.05)	(0.04)
Total dividends and distributions	(0.46)	(0.44)	(0.48)	(0.45)	(0.43)
Net asset value, end of period	$10.20	$9.92	$9.99	$9.97	$10.27
Total return[2]	7.59%	3.85%	5.13%	1.58%	4.44%
Ratios and supplemental data:
Net assets, end of period (in millions)	‑*	$7	$7	$8	$9
Ratio of expenses to average net assets	1.04%	1.05%	1.05%	1.10%	1.10%
Ratio of expenses to average net assets prior to fees waived[3]	1.21%	1.20%	1.18%	1.17%	1.19%
Ratio of net investment income to average net assets	4.32%	4.35%	4.46%	4.18%	3.89%
Ratio of net investment income to average net assets prior to fees waived[3]	4.15%	4.20%	4.33%	4.11%	3.80%
Portfolio turnover	62%	59%	45%	48%	48%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Total Return Bond Fund (formerly, Ivy Pictet Targeted Return Bond Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$10.22	$10.22	$10.02	$10.11	$10.21
Income (loss) from investment operations:
Net investment income[1]	0.10	0.09	0.17	0.16	0.09
Net realized and unrealized gain (loss)	(0.04)	0.10	0.52	(0.18)	0.03
Total from investment operations	0.06	0.19	0.69	(0.02)	0.12
Less dividends and distributions from:
Net investment income	(0.02)	(0.16)	(0.49)	(0.07)	(0.13)
Net realized gain	(0.10)	(0.03)	‑	‑	(0.09)
Total dividends and distributions	(0.12)	(0.19)	(0.49)	(0.07)	(0.22)
Net asset value, end of period	$10.16	$10.22	$10.22	$10.02	$10.11
Total return[2]	0.77%	2.07%	7.23%	-0.22%	1.20%
Ratios and supplemental data:
Net assets, end of period (in millions)	$13	$23	$23	$21	$20
Ratio of expenses to average net assets	1.24%	1.22%	1.22%	1.22%	1.24% [3]
Ratio of expenses to average net assets prior to fees waived[4]	1.42%	1.41%	1.40%	1.39%	1.43%
Ratio of net investment income to average net assets	0.95%	0.90%	1.74%	1.56%	0.88%
Ratio of net investment income to average net assets prior to fees waived[4]	0.77%	0.71%	1.56%	1.39%	0.69%
Portfolio turnover	119%	112%	121%	152%	190%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratio of expenses to average net assets excluding offering cost was 1.22%.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Total Return Bond Fund (formerly, Ivy Pictet Targeted Return Bond Fund)

	Year ended
Class C shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$10.10	$10.10	$9.91	$10.05	$10.16
Income (loss) from investment operations:
Net investment income[1]	0.02	0.02	0.10	0.09	0.02
Net realized and unrealized gain (loss)	(0.03)	0.10	0.51	(0.17)	0.02
Total from investment operations	(0.01)	0.12	0.61	(0.08)	0.04
Less dividends and distributions from:
Net investment income	(0.01)	(0.10)	(0.42)	(0.06)	(0.06)
Net realized gain	(0.05)	(0.02)	‑	‑	(0.09)
Total dividends and distributions	(0.06)	(0.12)	(0.42)	(0.06)	(0.15)
Net asset value, end of period	$10.03	$10.10	$10.10	$9.91	$10.05
Total return[2]	(0.17% )	1.32%	6.45%	(0.85% )	0.46%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1	$5	$4	$4	$4
Ratio of expenses to average net assets	1.95%	1.92%	1.92%	1.92%	1.91% [3]
Ratio of expenses to average net assets prior to fees waived[4]	2.13%	2.11%	2.10%	2.09%	2.10%
Ratio of net investment income to average net assets	0.22%	0.20%	1.05%	0.86%	0.21%
Ratio of net investment income to average net assets prior to fees waived[4]	0.04%	0.01%	0.87%	0.69%	0.02%
Portfolio turnover	119%	112%	121%	152%	190%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratio of expenses to average net assets excluding offering cost was 1.89%.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Delaware Ivy Total Return Bond Fund (formerly, Ivy Pictet Targeted Return Bond Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$10.25	$10.26	$10.06	$10.13	$10.23
Income (loss) from investment operations:
Net investment income[1]	0.12	0.11	0.20	0.18	0.11
Net realized and unrealized gain (loss)	(0.02)	0.09	0.51	(0.18)	0.03
Total from investment operations	0.10	0.20	0.71	‑*	0.14
Less dividends and distributions from:
Net investment income	(0.03)	(0.18)	(0.51)	(0.07)	(0.15)
Net realized gain	(0.12)	(0.03)	‑	‑	(0.09)
Total dividends and distributions	(0.15)	(0.21)	(0.51)	(0.07)	(0.24)
Net asset value, end of period	$10.20	$10.25	$10.26	$10.06	$10.13
Total return[2]	0.96%	2.19%	7.45%	0.03%	1.43%
Ratios and supplemental data:
Net assets, end of period (in millions)	$99	$102	$120	$123	$111
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00% [3]
Ratio of expenses to average net assets prior to fees waived[4]	1.23%	1.24%	1.23%	1.21%	1.22%
Ratio of net investment income to average net assets	1.20%	1.12%	1.98%	1.79%	1.13%
Ratio of net investment income to average net assets prior to fees waived[4]	0.98%	0.88%	1.75%	1.58%	0.91%
Portfolio turnover	119%	112%	121%	152%	190%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratio of expenses to average net assets excluding offering cost was 0.98%.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

Financial highlights

Delaware Ivy Total Return Bond Fund (formerly, Ivy Pictet Targeted Return Bond Fund)

	Year ended
Class R6 shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$10.28	$10.28	$10.08	$10.13	$10.24
Income (loss) from investment operations:
Net investment income[1]	0.14	0.13	0.21	0.18	0.14
Net realized and unrealized gain (loss)	(0.03)	0.09	0.51	(0.15)	‑*
Total from investment operations	0.11	0.22	0.72	0.03	0.14
Less dividends and distributions from:
Net investment income	(0.03)	(0.19)	(0.52)	(0.08)	(0.16)
Net realized gain	(0.13)	(0.03)	‑	‑	(0.09)
Total dividends and distributions	(0.16)	(0.22)	(0.52)	(0.08)	(0.25)
Net asset value, end of period	$10.23	$10.28	$10.28	$10.08	$10.13
Total return[2]	1.08%	2.41%	7.57%	0.25%	1.45%
Ratios and supplemental data:
Net assets, end of period (in millions)	$60	$56	$70	$89	$155
Ratio of expenses to average net assets	0.87%	0.87%	0.87%	0.87%	0.87% [3]
Ratio of expenses to average net assets prior to fees waived[4]	1.06%	1.07%	1.06%	1.05%	1.07%
Ratio of net investment income to average net assets	1.33%	1.24%	2.11%	1.79%	1.37%
Ratio of net investment income to average net assets prior to fees waived[4]	1.14%	1.04%	1.92%	1.61%	1.17%
Portfolio turnover	119%	112%	121%	152%	190%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratio of expenses to average net assets excluding offering cost was 0.85%.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Broker-defined sales charge waiver policies

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund(s) or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund’s shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled About Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes.

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

—
Shares purchased by a 529 Plan (does not include 529 Plan units or 529 — specific share classes or equivalents).

—
Shares purchased through a Merrill Lynch affiliated investment advisory program.

—
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

—
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

—
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

—
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

—
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus.

—
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.

CDSC waivers on Class A, B, and C shares available at Merrill Lynch

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

—
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

—
Shares acquired through a right of reinstatement.

—
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee- based accounts or platforms (applicable to A and C shares only).

—
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holding, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

—
Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

—
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

—
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Morgan Stanley:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Class A Shares Front-End Sales Charge Waivers Available at Morgan Stanley Wealth Management:

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

—
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

—
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

—
Shares purchased through a Morgan Stanley self-directed brokerage account

—
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or brokerage account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

—
Shares purchased in an investment advisory program.

—
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

—
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

—
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A, B, and C shares available at Raymond James

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ Prospectus.

—
Shares sold to pay Raymond James fees, but only if the transaction is initiated by Raymond James.

—
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation

—
Breakpoints as described in this Prospectus.

—
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or brokerage account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird:

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund (but not any other fund within the same fund family)

—
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

—
A shareholder in Class C shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

—
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR- SEPs

CDSC Waivers on Class A and C Shares Available at Baird

—
Shares sold due to death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

—
Shares bought due to returns of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's Prospectus

—
Shares sold to pay Baird fees but only if the transaction is initiated by Baird

—
Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

—
Breakpoints as described in this Prospectus

—
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time.

Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or brokerage account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

—
Shares purchased by or through a 529 Plan

—
Shares purchased through a OPCO affiliated investment advisory program

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

—
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

—
Employees and registered representatives of OPCO or its affiliates and their family members

—
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B, and C Shares available at OPCO

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

—
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

—
Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

—
Breakpoints as described in this Prospectus

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott, LLC (“Janney”):

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge* waivers on Class A shares available at Janney

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

—
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

—
Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—
Shares acquired through a right of reinstatement.

—
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

—
Shares sold upon the death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Shares purchased in connection with a return of excess contributions from an IRA account.

—
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

—
Shares acquired through a right of reinstatement.

—
Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

—
Breakpoints as described in this Prospectus

—
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Edward D. Jones & Co., L.P. (“Edward Jones”):

Effective on or after April 1, 2021, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones fee-based platforms or brokerage accounts are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which may differ from discounts and waivers described elsewhere in this Prospectus or the SAI. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Transaction Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

—
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Prospectus.

Rights of Accumulation (“ROA”)

—
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Transaction Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Transaction Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

—
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

—
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

—
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost minus redemptions or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Transaction Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

—
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

—
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

—
Shares purchased in an Edward Jones fee-based program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

—
Shares purchased from the proceeds of redeemed shares of the same Transaction Funds so long as the following conditions are met:

—
1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and. purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

—
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

—
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

—
The death or disability of the shareholder.

—
Systematic withdrawals with up to 10% per year of the account value.

—
Return of excess contributions from an Individual Retirement Account (IRA).

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

—
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

—
Shares exchanged in an Edward Jones fee-based program.

—
Shares acquired through NAV reinstatement.

—
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

—
Initial purchase minimum: $250

—
Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

—
A fee-based account held on an Edward Jones platform

—
A 529 account held on an Edward Jones platform

—
An account with an active systematic investment plan or LOI

Exchanging Share Classes

—
At any time it deems necessary, Edward Jones has the authority to exchange a shareholder's holdings of a share class of a fund to Class A shares of the same fund at NAV.

Stifel, Nicolaus & Company, Incorporated (“Stifel”):

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or brokerage account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver, which may differ from those disclosed elsewhere in the Prospectus or SAI. All other sales charge waivers and reductions described elsewhere in the Prospectus or SAI still apply.

Front-end sales charge waivers on Class A shares

—
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel's policies and procedures.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the expenses of the Funds (see note following these charts), including investment advisory fees and other Fund costs, on the Funds’ assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a Hypothetical Investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Funds’ annual expense ratio stays the same throughout the ten-year period (except for Class C shares, which convert to Class A shares after you have held them for eight years and except for any contractual expense waivers currently in place) and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the Fees and Expenses table of this Prospectus regarding the Funds (except in limited circumstances) (and thus may not reflect any voluntary fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the Hypothetical Expenses column. The Hypothetical Investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (e.g., CDSC). If redemption charges, if any, were reflected, the amounts shown in the Hypothetical Expenses column would be higher, and the amounts shown in the Hypothetical Ending Investment column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Delaware Ivy Cash Management Fund ‑ Class A
Average expense ratio: 0.59%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$60.30	$10,441.00
2	$10,441.00	$522.05	$10,963.05	$62.96	$10,901.45
3	$10,901.45	$545.07	$11,446.52	$65.74	$11,382.20
4	$11,382.20	$569.11	$11,951.31	$68.64	$11,884.16
5	$11,884.16	$594.21	$12,478.36	$71.66	$12,408.25
6	$12,408.25	$620.41	$13,028.66	$74.82	$12,955.45
7	$12,955.45	$647.77	$13,603.22	$78.12	$13,526.79
8	$13,526.79	$676.34	$14,203.13	$81.57	$14,123.32
9	$14,123.32	$706.17	$14,829.48	$85.16	$14,746.16
10	$14,746.16	$737.31	$15,483.47	$88.92	$15,396.46
Cumulative Total				$737.89

Delaware Ivy Cash Management Fund ‑ Class C
Average expense ratio: 1.56%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$158.68	$10,344.00
2	$10,344.00	$517.20	$10,861.20	$164.14	$10,699.83
3	$10,699.83	$534.99	$11,234.83	$169.79	$11,067.91
4	$11,067.91	$553.40	$11,621.30	$175.63	$11,448.64
5	$11,448.64	$572.43	$12,021.08	$181.67	$11,842.48
6	$11,842.48	$592.12	$12,434.60	$187.92	$12,249.86
7	$12,249.86	$612.49	$12,862.35	$194.38	$12,671.25
8	$12,671.25	$633.56	$13,304.82	$201.07	$13,107.14
9	$13,107.14	$655.36	$13,762.50	$79.04	$13,685.17
10	$13,685.17	$684.26	$14,369.43	$82.52	$14,288.69
Cumulative Total				$1,594.84

Delaware Ivy Corporate Bond Fund ‑ Class A
Average expense ratio: 0.96% Maximum front-end sales charge: 4.50%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$477.50	$10,027.50	$543.53	$9,935.82
2	$9,935.82	$496.79	$10,432.61	$97.31	$10,337.23
3	$10,337.23	$516.86	$10,854.09	$101.24	$10,754.85
4	$10,754.85	$537.74	$11,292.59	$105.33	$11,189.35
5	$11,189.35	$559.47	$11,748.81	$109.59	$11,641.40
6	$11,641.40	$582.07	$12,223.47	$114.01	$12,111.71
7	$12,111.71	$605.59	$12,717.29	$118.62	$12,601.02
8	$12,601.02	$630.05	$13,231.07	$123.41	$13,110.10
9	$13,110.10	$655.51	$13,765.61	$128.40	$13,639.75
10	$13,639.75	$681.99	$14,321.74	$133.59	$14,190.80
Cumulative Total				$1,575.03

Delaware Ivy Corporate Bond Fund ‑ Class C
Average expense ratio: 1.84%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$186.91	$10,316.00
2	$10,316.00	$515.80	$10,831.80	$192.81	$10,641.99
3	$10,641.99	$532.10	$11,174.08	$198.91	$10,978.27
4	$10,978.27	$548.91	$11,527.19	$205.19	$11,325.19
5	$11,325.19	$566.26	$11,891.45	$211.68	$11,683.06
6	$11,683.06	$584.15	$12,267.21	$218.36	$12,052.25
7	$12,052.25	$602.61	$12,654.86	$225.27	$12,433.10
8	$12,433.10	$621.65	$13,054.75	$232.38	$12,825.98
9	$12,825.98	$641.30	$13,467.28	$125.62	$13,344.15
10	$13,344.15	$667.21	$14,011.36	$130.69	$13,883.26
Cumulative Total				$1,927.82

Delaware Ivy Corporate Bond Fund ‑ Class I
Average expense ratio: 0.70%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$71.51	$10,430.00
2	$10,430.00	$521.50	$10,951.50	$74.58	$10,878.49
3	$10,878.49	$543.92	$11,422.41	$77.79	$11,346.27
4	$11,346.27	$567.31	$11,913.58	$81.13	$11,834.15
5	$11,834.15	$591.71	$12,425.86	$84.62	$12,343.02
6	$12,343.02	$617.15	$12,960.17	$88.26	$12,873.77
7	$12,873.77	$643.69	$13,517.46	$92.05	$13,427.35
8	$13,427.35	$671.37	$14,098.71	$96.01	$14,004.72
9	$14,004.72	$700.24	$14,704.96	$100.14	$14,606.92
10	$14,606.92	$730.35	$15,337.27	$104.45	$15,235.02
Cumulative Total				$870.54

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Corporate Bond Fund ‑ Class R6
Average expense ratio: 0.55%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$56.22	$10,445.00
2	$10,445.00	$522.25	$10,967.25	$58.73	$10,909.80
3	$10,909.80	$545.49	$11,455.29	$61.34	$11,395.29
4	$11,395.29	$569.76	$11,965.05	$64.07	$11,902.38
5	$11,902.38	$595.12	$12,497.50	$66.92	$12,432.03
6	$12,432.03	$621.60	$13,053.64	$69.90	$12,985.26
7	$12,985.26	$649.26	$13,634.52	$73.01	$13,563.10
8	$13,563.10	$678.16	$14,241.26	$76.26	$14,166.66
9	$14,166.66	$708.33	$14,875.00	$79.65	$14,797.08
10	$14,797.08	$739.85	$15,536.93	$83.19	$15,455.55
Cumulative Total				$689.29

Delaware Ivy Corporate Bond Fund ‑ Class Y
Average expense ratio: 0.95%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$96.92	$10,405.00
2	$10,405.00	$520.25	$10,925.25	$100.85	$10,826.40
3	$10,826.40	$541.32	$11,367.72	$104.93	$11,264.87
4	$11,264.87	$563.24	$11,828.12	$109.18	$11,721.10
5	$11,721.10	$586.05	$12,307.15	$113.61	$12,195.80
6	$12,195.80	$609.79	$12,805.59	$118.21	$12,689.73
7	$12,689.73	$634.49	$13,324.22	$122.99	$13,203.67
8	$13,203.67	$660.18	$13,863.85	$127.97	$13,738.42
9	$13,738.42	$686.92	$14,425.34	$133.16	$14,294.82
10	$14,294.82	$714.74	$15,009.56	$138.55	$14,873.76
Cumulative Total				$1,166.37

Delaware Ivy Government Securities Fund ‑ Class A (including contractual waiver)
Average expense ratio: 0.97% Maximum front-end sales charge: 4.50%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$477.50	$10,027.50	$544.50	$9,934.87
Termination of Contractual Waiver				Annual Expense Ratio: 1.00%
2	$9,934.87	$496.74	$10,431.61	$101.34	$10,332.26
3	$10,332.26	$516.61	$10,848.87	$105.39	$10,745.55
4	$10,745.55	$537.28	$11,282.83	$109.60	$11,175.37
5	$11,175.37	$558.77	$11,734.14	$113.99	$11,622.39
6	$11,622.39	$581.12	$12,203.51	$118.55	$12,087.28
7	$12,087.28	$604.36	$12,691.65	$123.29	$12,570.77
8	$12,570.77	$628.54	$13,199.31	$128.22	$13,073.60
9	$13,073.60	$653.68	$13,727.28	$133.35	$13,596.55
10	$13,596.55	$679.83	$14,276.38	$138.68	$14,140.41
Cumulative Total				$1,616.91

Delaware Ivy Government Securities Fund ‑ Class C (including contractual waiver)
Average expense ratio: 1.82%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$184.89	$10,318.00
2	$10,318.00	$515.90	$10,833.90	$190.77	$10,646.11
3	$10,646.11	$532.31	$11,178.42	$196.84	$10,984.66
4	$10,984.66	$549.23	$11,533.89	$203.10	$11,333.97
5	$11,333.97	$566.70	$11,900.67	$209.56	$11,694.39
6	$11,694.39	$584.72	$12,279.11	$216.22	$12,066.27
7	$12,066.27	$603.31	$12,669.59	$223.10	$12,449.98
8	$12,449.98	$622.50	$13,072.48	$230.19	$12,845.89
Converts from Class C to Class A				Annual Expense Ratio: 1.00%
9	$12,845.89	$642.29	$13,488.18	$131.03	$13,359.73
10	$13,359.73	$667.99	$14,027.71	$136.27	$13,894.11
Cumulative Total				$1,921.97

Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Government Securities Fund ‑ Class I (including contractual waiver)
Average expense ratio: 0.72%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$73.54	$10,428.00
Termination of Contractual Waiver				Average Expense Ratio: 0.76%
2	$10,428.00	$521.40	$10,949.40	$80.93	$10,870.15
3	$10,870.15	$543.51	$11,413.65	$84.36	$11,331.04
4	$11,331.04	$566.55	$11,897.59	$87.94	$11,811.48
5	$11,811.48	$590.57	$12,402.05	$91.67	$12,312.28
6	$12,312.28	$615.61	$12,927.90	$95.56	$12,834.33
7	$12,834.33	$641.72	$13,476.04	$99.61	$13,378.50
8	$13,378.50	$668.93	$14,047.43	$103.83	$13,945.75
9	$13,945.75	$697.29	$14,643.04	$108.23	$14,537.05
10	$14,537.05	$726.85	$15,263.90	$112.82	$15,153.42
Cumulative Total				$938.49

Delaware Ivy Government Securities Fund ‑ Class R6
Average expense ratio: 0.60%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$61.32	$10,440.00
2	$10,440.00	$522.00	$10,962.00	$64.02	$10,899.36
3	$10,899.36	$544.97	$11,444.33	$66.83	$11,378.93
4	$11,378.93	$568.95	$11,947.88	$69.78	$11,879.60
5	$11,879.60	$593.98	$12,473.59	$72.85	$12,402.31
6	$12,402.31	$620.12	$13,022.42	$76.05	$12,948.01
7	$12,948.01	$647.40	$13,595.41	$79.40	$13,517.72
8	$13,517.72	$675.89	$14,193.61	$82.89	$14,112.50
9	$14,112.50	$705.63	$14,818.13	$86.54	$14,733.45
10	$14,733.45	$736.67	$15,470.12	$90.35	$15,381.72
Cumulative Total				$750.03

Note: Each of the Ivy Funds included above in this Appendix A was a party to a reorganization with a corresponding series of the Waddell & Reed Advisors Funds (each, a WRA Fund). Pursuant to such reorganizations, each WRA Fund was reorganized out of existence. The above Hypothetical Investment and Expense Information was historically included in the WRA Fund prospectus.

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Additional information

Contact information

Delaware Distributors, L.P.

6301 Glenwood Street

Overland Park, Kansas 66202

913 236-2000

888 923-3355

Additional information about the Funds’ investments is available in their annual and semiannual shareholder reports. In the Funds’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the period covered by the report. You can find more information about the Funds in their current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual Reports, without charge, or for other inquiries, contact the Fund or Delaware Distributors, L.P. at the address and telephone number above. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and are available, without charge, at ivyinvestments.com. Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

Investment Company Act number: 811-06569

IVYPRO-SEP 1/22

Statement of Additional Information

Delaware Funds

	Class A	Class C	Class I	Class R6	Class Y
Delaware Ivy California Municipal High Income Fund (formerly, Ivy California Municipal High Income Fund)	IMHAX	IMHCX	IMHIX	n/a	IMHYX
Delaware Ivy Cash Management Fund (formerly, Ivy Cash Management Fund)	IAAXX	IACXX	n/a	n/a	n/a
Delaware Ivy Corporate Bond Fund (formerly, Ivy Corporate Bond Fund)	IBJAX	IBJCX	IBJIX	IBJNX	IBJYX
Delaware Ivy Crossover Credit Fund (formerly, Ivy Crossover Credit Fund)	ICKAX	n/a	ICKIIX	ICKNX	ICKYX
Delaware Ivy Emerging Markets Local Currency Debt Fund (formerly, Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund)	IECAX	IECCX	IECIX	IMMCX	IECYX
Delaware Ivy Government Securities Fund (formerly, Ivy Government Securities Fund)	IGJAX	IGJCX	IGJIX	IGJNX	n/a
Delaware Ivy High Yield Fund (formerly, Delaware Ivy PineBridge High Yield Fund)	IPNAX	n/a	IPNIX	IPNNX	n/a
Delaware Ivy International Small Cap Fund (formerly, Ivy International Small Cap Fund)	IVJAX	IVJCX	IVJIX	IVJRX	IVJYX
Delaware Ivy Multi-Asset Income Fund (formerly, Delaware Ivy Apollo Multi-Asset Income Fund)	IMAAX	IMACX	IMAIX	IMURX	IMAYX
Delaware Ivy Strategic Income Fund (formerly, Delaware Ivy Apollo Strategic Income Fund)	IAPOX	ICPOX	IIPOX	IRPOX	IYPOX
Delaware Ivy Total Return Bond Fund (formerly, Delaware Ivy Pictet Targeted Return Bond Fund)	IRBAX	IRBCX	IRBIX	IRBRX	n/a

January 28, 2022

6301 Glenwood Street, Overland Park, KS 66202

For a Prospectus, Performance, and Information on Existing Accounts: 913 236-2000

Toll Free: 888 923-3355

Ivy Funds (the “Trust”) is an open-end management investment company that currently consists of 45 separate series, 11 of which (each, a “Fund” and collectively, the “Funds”) are listed above. This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”), dated January 28, 2022, as it may be amended from time to time.

This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.

The Prospectus may be obtained through our website at ivyinvestments.com; by writing or calling your financial advisor; or by contacting the Funds’ distributor, Delaware Distributors, L.P. (the “Distributor”), at the above address, or by calling the above phone numbers. The Funds’ financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Fund's annual report (“Annual Report”) into this SAI. An Annual Report can be obtained, without charge, by calling 888 923-3355. Copies of the Annual and/or Semiannual Reports also are available at ivyinvestments.com.

IVYSAI-SEP 1/22

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Organization and Classification

This SAI describes the Funds, which are series of the Trust. The Funds offer Class A shares. Each Fund (other than Delaware Ivy Cash Management Fund, Delaware Ivy Crossover Credit Fund, and Delaware Ivy High Yield Fund) offers Class C shares, and each Fund (other than Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, and Delaware Ivy Total Return Bond Fund) offers Class Y shares (together with Class A, and Class C, the “Retail Classes”). In addition, each Fund (other than Delaware Ivy Cash Management Fund, which does not offer Class I or Class R6 shares, and Delaware Ivy California Municipal High Income Fund which does not offer Class R6 shares) offers Class I and Class R6 shares (the “Institutional Classes,” and together with the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all classes of shares (each share class, the “Class”) of the Funds, except where noted. The Funds' investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (a Delaware statutory trust). Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) serve as sub-advisors to certain of the Funds as described under “Investment Manager and Other Service Providers.”

Effective July 1, 2021, Class N shares were renamed Class R6 for each applicable Fund.

At the close of business on September 30, 2021, Delaware Ivy Cash Management Fund closed to purchases by new investors, except for certain investors, such as those in certain advisory programs with specific financial intermediaries who have a written arrangement with the Fund’s distributor. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Fund’s liquidation date. Shareholders will receive at least 60 days’ notice of the Fund’s liquidation date.

Effective December 10, 2021, the Class B share class for each applicable Fund ceased to exist.

On December 17, 2021, Delaware Ivy Total Return Bond Fund’s Class Y share class liquidated. The Fund’s Class Y share class is closed to investors.

Organization

The Trust was organized as a Delaware statutory trust on November 13, 2008. On April 1, 2010, each of the then-existing series of the Trust became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983 (collectively, the “Ivy Predecessor Funds”). The Trust has 45 separate series. This SAI provides disclosure for eleven of these series.

Effective April 3, 2017, Ivy Emerging Markets Local Currency Debt Fund changed its name to Ivy Pictet Emerging Markets Local Currency Debt Fund, and Ivy Targeted Return Bond Fund changed its name to Ivy Pictet Targeted Return Bond Fund.

Ivy Corporate Bond Fund and Ivy Cash Management Fund (in February 2018), as well as Ivy Government Securities Fund (in October 2017), were organized for the purposes of acquiring the assets and liabilities of Waddell & Reed Advisors Bond Fund (Ivy Corporate Bond Predecessor Fund), Waddell & Reed Advisors Cash Management (Ivy Cash Management Predecessor Fund) and Waddell & Reed Advisors Government Securities Fund (Ivy Government Securities Predecessor Fund), respectively.

Effective April 30, 2018, Ivy Bond Fund changed its name to Ivy Corporate Bond Fund.

Effective February 21, 2019, Ivy IG International Small Cap Fund changed its name to Ivy International Small Cap Fund.

Effective July 1, 2021, each Fund (hereinafter, the Funds along with the other legacy Ivy Funds are referred to as “Transaction Funds” to differentiate them from the other Delaware Funds by Macquarie, the “non-Transaction Funds”) was renamed in conjunction with a transaction whereby Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the prior investment adviser of the Funds (the “Transaction”) as follows:

Former Name	New Name
Ivy Apollo Multi-Asset Income Fund	Delaware Ivy Apollo Multi-Asset Income Fund
Ivy Apollo Strategic Income Fund	Delaware Ivy Apollo Strategic Income Fund
Ivy California Municipal High Income Fund	Delaware Ivy California Municipal High Income Fund
Ivy Cash Management Fund	Delaware Ivy Cash Management Fund
Ivy Corporate Bond Fund	Delaware Ivy Corporate Bond Fund
Ivy Crossover Credit Fund	Delaware Ivy Crossover Credit Fund
Ivy Government Securities Fund	Delaware Ivy Government Securities Fund
Ivy International Small Cap Fund	Delaware Ivy International Small Cap Fund
Ivy Pictet Emerging Markets Local Currency Debt Fund	Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund

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Organization

Former Name	New Name
Ivy Pictet Targeted Return Bond Fund	Delaware Ivy Pictet Targeted Return Bond Fund
Ivy PineBridge High Yield Fund	Delaware Ivy PineBridge High Yield Fund

Effective November 15, 2021, Delaware Ivy Apollo Multi-Asset Income Fund changed its name to Delaware Ivy Multi-Asset Income Fund; Delaware Ivy Apollo Strategic Income Fund changed its name to Delaware Ivy Strategic Income Fund; Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund changed its name to Delaware Ivy Emerging Markets Local Currency Debt Fund; Delaware Ivy Pictet Targeted Return Bond Fund changed its name to Delaware Ivy Total Return Bond Fund; and Delaware Ivy PineBridge High Yield Fund changed its name to Delaware Ivy High Yield Fund.

Classification

Each Fund is an open-end management investment company and a series of the Trust.

The Funds (other than Delaware Ivy Emerging Markets Local Currency Debt Fund) are “diversified” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, is required to meet certain diversification requirements under the 1940 Act that may limit its investments. Such requirements are set forth under Nonfundamental Investment Restrictions — Diversification below. A Fund may not change from “diversified” to “nondiversified” without shareholder approval (as defined below). Delaware Ivy Emerging Markets Local Currency Debt Fund is a “nondiversified” fund as defined by the 1940 Act. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on an investment held by the Fund may affect a larger portion of its overall assets and subject it to greater risks and volatility.

Investment Objectives, Restrictions, and Policies

Investment Objectives

Each Fund’s investment objective is described in the Prospectus.

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Funds’ fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund’s voting securities present at the meeting, if more than 50% of the Fund’s outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):

1. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2. The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6. The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7. For each Fund other than Delaware Ivy Cash Management Fund:

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The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

For Delaware Ivy Cash Management Fund:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

8. Under normal circumstances, at least 80% of Delaware Ivy California Municipal High Income Fund’s net assets, plus any borrowings for investment purposes, will be invested in a diversified portfolio of municipal securities with income payments that are exempt from federal and California income taxes.

Non-Fundamental Investment Restrictions

The following investment restrictions are non-fundamental (sometimes referred to as “operating policies”), and may be changed by the Board without shareholder approval:

1. Investment in other investment companies:

Each Fund (other than Delaware Ivy Cash Management Fund) may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2. Investment in illiquid securities:

Each Fund (other than Delaware Ivy Cash Management Fund) may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

Delaware Ivy Cash Management Fund may not acquire (i) an illiquid security if, immediately after such acquisition, it would have invested more than 5% of its total assets in illiquid securities; (ii) any security other than a Daily Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, it would have invested less than 10% of its total assets in Daily Liquid Assets; or (iii) any security other than a Weekly Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, it would have invested less than 30% of its total assets in Weekly Liquid Assets.

3. Investment in debt securities:

Delaware Ivy Strategic Income Fund may not invest more than 65% of its total assets in non-investment grade debt securities.

Delaware Ivy California Municipal High Income Fund may invest up to 20% of its total assets in taxable debt securities other than municipal securities.

Delaware Ivy Corporate Bond Fund may not invest more than 20% of its total assets in non-investment grade debt securities.

Under normal circumstances, at least 50% of Delaware Ivy California Municipal High Income Fund’s total assets will be invested in medium- and lower-quality municipal securities, that include securities rated BBB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Fund may invest in higher-quality municipal securities, and have less than 50% of its total assets in medium- and lower-quality municipal securities, at times when yield spreads are narrow and the Manager believes that the higher yields do not justify the increased risk and/or when, in the Manager’s opinion, there is a lack of medium- and lower-quality issues in which to invest.

Delaware Ivy International Small Cap Fund may invest up to 10% of its total assets in non-investment grade debt securities.

Delaware Ivy Total Return Bond Fund may invest up to 50% of its total assets in non-investment grade debt securities.

4. Investment in foreign securities:

Delaware Ivy California Municipal High Income Fund may invest in commercial paper and other short-term equivalent securities issued by U.S. and foreign issuers that are denominated in U.S. dollars.

Delaware Ivy Corporate Bond Fund may not invest more than 40% of its total assets in foreign securities.

Delaware Ivy Crossover Credit Fund may not invest more than 40% of its total assets in foreign securities.

Delaware Ivy Government Securities Fund may not invest in foreign securities.

5. Investment in Financial Instruments:

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Investment Objectives, Restrictions, and Policies

Each Fund (other than Delaware Ivy Cash Management Fund) may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.

Delaware Ivy Cash Management Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S. dollars.

6. Restrictions on selling short:

Each Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Diversification:

Each Fund (other than Delaware Ivy Emerging Markets Local Currency Debt Fund), except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The method of determining who is an issuer for purposes of the 5% limitation above for Delaware Ivy California Municipal High Income Fund is non-fundamental. In particular, in applying this limitation:

(a) For municipal securities created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

(b) For PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

(c) A guarantee of a municipal security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund’s total assets.

Delaware Ivy California Municipal High Income Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal securities of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry.

Delaware Ivy Cash Management Fund may not purchase the securities of any one issuer (other than U.S. government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided, however, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to 3 business days after the purchase. The Fund may rely on this exception only as to one issuer at a time.

8. Other Current Restrictions:

Each Fund may not invest more than 20% of its total assets in cash or cash equivalents. However, for temporary or defensive purposes, a Fund may invest in cash or cash equivalents without limitation.

All Funds. An investment policy or restriction that states a maximum percentage of a Fund’s assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, a Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and restrictions.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund’s respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund’s respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund’s respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of a Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment were frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Fund may hold securities for any period of time.

For the fiscal years ended September 30, 2020 and 2021, the Funds’ portfolio turnover rates were as follows:

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Fund	2020	2021
Delaware Ivy California Municipal High Income Fund	9%	16%
Delaware Ivy Cash Management Fund	n/a	n/a
Delaware Ivy Corporate Bond Fund	84%	72%
Delaware Ivy Crossover Credit Fund	165%	135%
Delaware Ivy Emerging Markets Local Currency Debt Fund	121%	120%
Delaware Ivy Government Securities Fund	43%	31%
Delaware Ivy High Yield Fund	80%	83%
Delaware Ivy International Small Cap Fund	75%	47%
Delaware Ivy Multi-Asset Income Fund	71%	57%
Delaware Ivy Strategic Income Fund	59%	62%
Delaware Ivy Total Return Bond Fund	112%	119%

Investment Strategies and Risks

The Funds’ investment objectives, strategies, and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the description of the Funds’ investment strategies and risks that are included in the Prospectus. The Funds' investment strategies are nonfundamental and may be changed without shareholder approval.

Securities — General

The main types of securities in which a Fund may invest, subject to its investment policies and restrictions, include debt securities, common stocks, preferred stocks and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund also may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or unrated preferred stocks, subject to the investment policies and restrictions of the Fund. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, a Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P Global Ratings, a division of S&P Global, Inc. (S&P) or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In addition, a Fund will treat unrated securities determined by the Manager to be of comparable quality to a rated security as having that rating. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (e.g., BBB by S&P and a higher or lower rating by another NRSRO), it is the general policy of each Fund to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used.

While credit ratings are only one factor the Manager relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

Subject to its investment policies and restrictions, a Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity-linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked

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Investment Strategies and Risks

equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which a Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, a Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by a Fund is called for redemption, such Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the ability of a Fund to achieve its investment objective(s).

Subject to its investment policies and restrictions, a Fund also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Subject to its investment policies and restrictions, a Fund also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined 1 or 2 trading days prior to the date notice of redemption is given. The issuer also must pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

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Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by a Fund.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. Each Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) US banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) US banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of the Manager, of an investment quality comparable to other debt securities which may be purchased by the Fund. Each Fund’s investments in certificates of deposit of savings associations are limited to obligations of federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within 7 days after demand.

Borrowing

Each Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes. Interest on money borrowed is an expense a Fund would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Credit-Linked Notes

Subject to its investment policies and restrictions, a Fund may invest in credit-linked notes. A credit-linked note is a structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest, as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a limited purpose trust or other vehicle and is a direct obligation of the issuing entity. The limited purpose trust or other vehicle, in turn, invests in bonds or a derivative or basket of derivative instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Funds will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a Fund’s initial investment, and the Fund may lose money.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, a Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are US dollar-denominated receipts typically issued by a US bank representing ownership of a specific number of shares in a non-US corporation. ADRs are quoted and traded in US dollars in the US securities market. An ADR is sponsored if the original issuing company has selected a single US bank to serve as its US depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs also must provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on US stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for US stock exchange listings, and they generally do not include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-US investors and traders in non-US markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by US and non-US investors and traders.

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Investment Strategies and Risks

The Manager believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the US economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from US companies in the same industry. Foreign currencies may be stronger or weaker than the US dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the US dollar.

The Manager believes that a Fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in US investments. Foreign securities markets generally have less trading volume and less liquidity than US markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to US companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for US investments.

Foreign markets may offer less protection to investors than US markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that a Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of US investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on US investment or on the ability to repatriate assets or convert currency into US dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to US persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of a Fund's investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). However, in certain identified circumstances, a different country designation may be warranted. For example, an issuer’s country designation could be changed if (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii)the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii)the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Investments in obligations of US branches of foreign banks will be considered US securities if the Manager has determined that the nature and extent of federal and state regulation and supervision of the branch in question are substantially equivalent to federal or state-chartered US banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, a Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Fund (other than Delaware Ivy Cash Management Fund and Delaware Ivy California Municipal High Income Fund) may hold funds temporarily in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund’s custodian values the Fund’s assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to US dollars (or other currencies). Generally, however, a Fund will convert its holdings of foreign currencies into US dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund

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desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For more information regarding a Fund’s use of forward contracts to purchase or sell foreign currencies, see Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.

Because a Fund may invest in both US and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund’s share price may have a low correlation with movements in US markets. Each Fund’s share price will reflect the movements of the different markets in which it invests (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of a Fund’s investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund’s assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

A Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, a Fund must convert that value, as denominated in its foreign currency, into US dollars using the applicable currency exchange rate. The exchange rate represents the current price of a US dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one US dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the US dollar subsequent to the date of purchase. In such a circumstance, the cost of a US dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that, in the Manager’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the UK, France, Germany, Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Unless a Fund contains an alternative definition of an emerging market country in its prospectus (such as Delaware Ivy Emerging Markets Local Currency Debt Fund), the Manager considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.

As noted above, the country designation for a security for purposes of a Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer’s country of domicile is a developing or emerging market country. However, in certain identified circumstances, a different country designation may be warranted under the following circumstances: (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country. Some of the risks to which a Fund may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country’s currency against the US dollar; unusual price volatility in a developing or emerging country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the US economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-US securities, including higher custodial fees than typical US custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in US markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-US residents.

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Investment Strategies and Risks

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Rule 22e-4 under the 1940 Act provides that a Fund may not acquire an “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Rule 22e-4 defines an illiquid investment as an investment that cannot reasonably be sold or disposed of under current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has adopted a liquidity risk management program on behalf of the Funds that is designed to comply with Rule 22e-4’s requirements. The Board has delegated to an administrator the responsibility to oversee the program, whose duties include periodically reviewing the liquidity risk of the Funds and categorizing the Fund’s investments into one of four liquidity classifications (as defined in Rule 22e-4) based on prescribed criteria, including the number of days in which the administrator reasonably expects the investment would be convertible to cash under current market conditions without significantly changing the market value of the investment. This classification process takes into account relevant market, trading and investment-specific considerations (the analysis upon which a security is convertible to cash and placed into a classification will not take into account days when exchanges in foreign markets are closed for scheduled holidays).

The Manager believes that, at times, it is in the best interest of a Fund to be able to invest in illiquid securities up to the maximum amount allowable under the Fund’s investment restriction on illiquid investments. See Investment Restrictions — Non-Fundamental Investment Restrictions. The Manager believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of bank loans and structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Indexed Securities and Structured Notes

Each Fund may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises, subject to a cap on the returns with proportionate losses if the index falls. An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Subject to the requirements of Rule 2a-7, Delaware Ivy Cash Management Fund may purchase securities, the value of which vary in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are US dollar-denominated. Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or fewer. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference

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instrument or to one or more options on the underlying reference instrument. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to a Fund.

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the US and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than US dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The Manager will use its judgment in determining whether structured notes or indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund’s investment allocations, depending on the individual characteristics of the securities. Certain structured notes and indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings (IPOs)

Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities also is difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Investment Company Securities

Each Fund (other than Delaware Ivy Cash Management Fund) may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Fund acquires shares of an investment company, the Fund’s shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means a Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that some of the Funds otherwise permitted to invest in foreign securities otherwise would have to invest indirectly in certain developing markets. A Fund will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies (BDCs). Subject to its investment policies and restrictions, a Fund (other than Delaware Ivy Cash Management Fund) may invest in shares of BDCs. BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private US businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may

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Investment Strategies and Risks

be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Exchange-Traded Funds (ETFs)

Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, a Fund (other than Delaware Ivy Cash Management Fund) may invest in ETFs for various purposes, which may or may not be a registered investment company (RIC) (i.e., open-end mutual fund). For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and “Dow Industrial Diamonds,” which track the Dow Jones Industrial Average, or in ETFs that track other indexes; provided that such investments are consistent with the Fund’s investment objective(s) as determined by the Manager. Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, a Fund’s purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of securities, currencies and/or commodities or commodities futures, as applicable. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by a Fund).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using a Fund’s assets to track the return of a particular stock index.

Investments in an ETF that is a RIC (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Fund may lend portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). Under a Fund’s securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Manager. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by the Manager throughout the term of the loan.

If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

In addition, a borrower must collateralize any securities loans that it receives from a Fund in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 102% of the market value of the securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Under the present Guidelines, the collateral must consist of cash or US government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. Such collateral will be marked-to-market daily, and if the market value of the lent securities exceeds the value of the collateral, the

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borrower must add more collateral so that it at least equals 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the US government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund’s custodian bank) must be satisfactory to the Manager. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within 5 business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Line of Credit

The Trust, on behalf of Delaware Ivy Strategic Income Fund, Delaware Ivy California Municipal High Income Fund, and Delaware Ivy High Yield Fund (collectively, the “Funds,” only for purposes of this section), has entered into a committed, unsecured revolving line of credit (Credit Facility) with The Bank of New York Mellon (BNYM), which allows the Funds to borrow an aggregate amount of up to $130 million, subject to asset coverage and other limitations as specified in the Credit Agreement entered into between the Funds and BNYM. The Funds may borrow under the Credit Facility for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. A borrowing Fund bears any interest expenses associated with the Credit Facility. The Funds also pay all arrangement and set-up fees and commitment fees. Borrowing results in interest expense and other fees and expenses for the Funds, which may impact the Funds’ net expenses. The costs of borrowing may reduce the Funds’ returns. As of the date of this SAI, there were no outstanding loans on the Credit Facility.

Investments in Chinese Securities

Certain Funds may invest in “A-shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Connect Program with the Shenzhen Stock Exchange that was launched in 2016 or other similar programs (collectively these are referred to as Connect Programs).

Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

However, local rules apply, and listed companies that issue A-shares remain subject to the listing requirements in the local market. This means that the Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Fund may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Fund’s performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large

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Investment Strategies and Risks

numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

The Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. Because the relevant regulations are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (ChinaClear), defaulted, the Hong Kong Securities Clearing Company Limited, being the nominee under the Connect Program, has limited responsibility to assist clearing participants in pursuing claims against ChinaClear. Currently, there remains no precedent that the applicable courts in China would accept beneficial owners, rather than the nominee, under the Connect Program to pursue claims directly against ChinaClear in China. Therefore, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. A Fund also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Trades on these Connect Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. Currently, certain local custodians offer a “bundled brokerage/custodian” solution to address such requirements. However, such solution may limit the number of brokers that a Fund may use to execute trades. An enhanced model also has been implemented by the Hong Kong Stock Exchange, but there are operational and practical challenges for an investor to utilize such enhanced model. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China A-share issuer, its profits may be subject to this limitation. In addition, it currently is not clear whether all accounts managed by the Manager and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that a Fund’s profits may be subject to this limitation.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the United States, central banks or supranational entities. Furthermore, because dividends declared by a Fund will be declared in US dollars and underlying payments received by the Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

Also, investing in China carries certain political and economic risks. The value of a Fund’s assets may be adversely affected by inadequate investor protection and changes in Chinese laws or regulations. The Chinese economy may differ favorably or unfavorably from the US economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country’s economy, which could affect market conditions and prices and yields of China A-shares.

Loans and Other Direct Debt Instruments

Loans. Subject to its investment policies and restrictions, a Fund may purchase loan participations and/or loan assignments (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest also may limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, which are represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given

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broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which a Fund will invest, however, the Manager will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

The Manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans a Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which a Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by a Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Manager believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, the Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held by a Fund. Possession of such information may in some instances occur despite the Manager’s efforts to avoid such possession, but in other instances, the Manager may choose to receive such information (e.g., in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Manager’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on the Manager’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Manager may hold other securities issued by borrowers whose floating rate loans may be held by a Fund. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Fund, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the Investment Manager may owe conflicting fiduciary duties to the Fund and other client accounts. The Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Investment Manager’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee.

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Investment Strategies and Risks

In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Unlike publicly-traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter (OTC)market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than 7 days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus.

Loan interests may not be considered “securities,” and a purchaser, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rate Loans. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates generally are the London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated US bank, the Prime Rate of a designated US bank, the federal funds rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or federal funds rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will depend primarily on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the federal funds rate will vary as market conditions change. On

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July 27, 2017, the head of the UK’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing; however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect a Fund’s performance or NAV.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see Fundamental Investment Restrictions). For purposes of these restrictions, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, a Fund, in appropriate circumstances, will treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement also may contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) normally is an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Loan Originations. Delaware Ivy Multi-Asset Income Fund and Delaware Ivy Strategic Income Fund may seek to originate loans, including, but not limited to, secured and unsecured notes, senior and second lien loans, mezzanine loans and other similar investments. When a Fund acts as an original lender, it may participate in structuring the loan. A Fund will retain all fees received in connection with originating or structuring the terms of any such investment. When a Fund is an original lender, it will have a direct contractual relationship with the borrower, may enforce compliance of the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders typically also have full voting and consent rights under loan agreements. A Fund may subsequently offer such investments for sale to third parties, which could include certain other investment funds or separately managed accounts managed by the Manager; provided that there is no assurance that the Fund will complete the sale of such an investment.

A Fund does not intend to act as the agent or principal negotiator or administrator of a loan, except to the extent it might be considered to be the principal negotiator of a loan negotiated by the Manager on behalf of the Fund and/or one or more other registered investment companies managed by the Manager. Such Fund generally will act as an original lender for a loan only if, among other things, the borrower can make timely payments on its loans and satisfy other standards established by the Manager. The Manager primarily relies on its own evaluation of the credit quality of such a borrower. As a result, such Fund is particularly dependent on those analytical abilities. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. In addition, the Securities Act of 1933, as amended (the “Securities Act”), deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Direct Debt Instruments. A Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose

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Investment Strategies and Risks

creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund seeks to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Listed Private Equity Companies and Funds

Subject to its investment policies and restrictions, a Fund (other than Delaware Ivy Cash Management Fund) may invest in securities of listed private equity companies and funds whose principal business is to invest in and lend capital to privately held companies. A Fund is subject to the underlying risks that affect the listed private equity companies and funds in which it invests. Generally, little public information exists for private companies, and there is a risk that the listed private equity companies and funds may not be able to make a fully informed investment decision. In addition, the listed private equity companies and funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized by the listed private equity companies and funds may be adversely impacted by the poor performance of a small number of investments, or even a single investment. A Fund’s investment in listed private equity companies and funds subjects the Fund’s shareholders indirectly to the fees and expenses incurred by such companies and funds. Listed private equity companies and funds may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by the Manager to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund’s shares.

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Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Similarly, analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, a Fund (other than Delaware Ivy Cash Management Fund) may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by the Manager to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Fund’s investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, a Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worth less than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce a Fund’s return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which a Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships (MLPs)

Subject to its investment policies and restrictions, a Fund (other than Delaware Ivy Cash Management Fund and Delaware Ivy California Municipal High Income Fund) may invest in MLPs. An MLP is a limited partnership (or similar entity, such as a limited liability company, that is classified as a partnership for federal tax purposes), the interests in which are publicly traded. MLP units generally are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs generally are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to federal or state income tax at the entity level, subject to the application of certain partnership audit rules. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable, to the extent they do not exceed the investor’s adjusted tax basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (e.g., owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or

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Investment Strategies and Risks

other managers). Although unitholders of an MLP generally are limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly traded partnership” (QTTP), which many MLPs are treated as for federal tax purposes, is “qualifying income” for an entity (such as a Fund) that is a “regulated investment company” for these purposes (RIC). Please see the section entitled Taxation of the Funds for additional information regarding the tax consequences of a Fund’s investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include US government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations (CMOs). Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The US government mortgage-backed securities in which a Fund may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), the Government National Mortgage Association (Ginnie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the US government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the US government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the US government.

The Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the end of 2017, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements, although neither Fannie Mae nor Freddie Mac had required a draw from the Treasury from the second quarter of 2012 until the fourth quarter of 2017, and the amount of aggregate cash dividends paid by Fannie Mae and Freddie Mac continued to outweigh such draws during

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that time. However, in February 2018, Fannie Mae required additional Treasury support of approximately $3.7 billion to eliminate negative net worth as of the end of 2017, and Fannie Mae or Freddie Mac may need an injection of additional Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or the FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities remains in question as the US government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), resulting in Fannie Mae and Freddie Mac reaching the $250 billion target imposed under the preferred stock purchase agreements. Further, when a ratings agency downgraded long-term US government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the US government (although that rating did not directly relate to their mortgage-backed securities). The US government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

A Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities likely will be developed in the future, and a Fund may invest in them if the Manager determines that such investments are consistent with the Fund’s objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a US government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the US government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities also may depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are

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Investment Strategies and Risks

purchased or traded in the secondary market at a premium or discount. In addition, there normally is some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities typically are quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds (PABs) are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed.

Natural Resources and Physical Commodities

When a Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources also may fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund’s investments, the Manager will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the US are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations also may hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, the Manager considers the integration of derivatives and physical trades for risk management in a real-time environment. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand. For example, global oil prices recently have been, and continue to be, subject to extreme market volatility.

An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (e.g., British thermal units). When assessing an investment opportunity — in coal, natural gas or crude oil — this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance,

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involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•
cross-commodity arbitrage can negatively impact a Fund’s investments;

•
fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•
fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•
environmental restrictions can increase costs of production;

•
restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•
war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of a Fund’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Fund also may incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When a Fund purchases a precious metal or other physical commodity, the Manager currently intends that it will only be in a form that is readily marketable. To continue to qualify as a RIC under the Internal Revenue Code of 1986, as amended (Code), a Fund may not derive more than 10% of its yearly gross income from gains (without regard to losses) resulting from selling or otherwise disposing of precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Taxation of the Funds. Accordingly, a Fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

The ability of a Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to a Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. A Fund’s direct investment in precious metals is limited by tax considerations. See Taxation of the Funds.

Options, Futures and Other Derivatives Strategies

General. The Manager may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of a Fund’s investments.

Generally, each Fund (other than Delaware Ivy Cash Management Fund) may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since each Fund (other than Delaware Ivy Cash Management Fund) is authorized to invest in foreign securities denominated in other currencies, each such Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund’s portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security. Therefore, the transaction relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

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Investment Strategies and Risks

Financial Instruments involving underlying securities may be used in an attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments involving underlying indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest, respectively. Financial Instruments involving underlying debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments also may be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities. Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of the Manager.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared.”

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but, central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The assets of a Fund may not be fully protected in the event of the bankruptcy of the futures commission merchant (FCM) or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

In addition, the banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps that are applicable to all financial end-users, including the Funds.

In 2020, the SEC adopted a new rule that will impact the ability of a Fund to invest or remain invested in derivatives. Compliance with the new rule, Rule 18f-4 under the 1940 Act, is required by August 2022. Constraints on the ability of the Manager to use derivatives to gain access to markets, participate in investment opportunities or risk-manage a Fund’s assets could have an adverse impact on a Fund.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. Changing regulation may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund’s ability to pursue its investment strategies. New requirements, even if not directly applicable to the Funds, may increase the cost of the funds’ investments and cost of doing business.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA). Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase)may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CEA and the regulations thereunder.

In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the CPO rules, to qualify for an exclusion under the amended regulation, the operator of a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict the Manager’s ability to use derivatives as part of a Fund’s investment strategies. Although the Manager believes that it will be able to execute a Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. In addition, a Fund’s ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Funds.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps foremost purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, a Fund may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury’s determination,

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deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Rule 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, a Fund will limit its investment in NDFs as discussed above.

CFTC Rule 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Rule 4.5.

In addition to the instruments, strategies and risks described below, the Manager expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Manager may utilize these opportunities to the extent that they are consistent with a Fund’s objective(s) and permitted by a Fund’s investment policies and restrictions and regulations adopted by applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of certain Financial Instruments depends upon the ability of the Manager to predict movements of the overall securities, currency and interest rate markets, among other skills. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation in the market or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on underlying indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not perfectly correlate with the performance of the Fund’s other investments.

Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Manager projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments

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Investment Strategies and Risks

until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5) A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(6) Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase a Fund’s investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for a Fund that, in certain circumstances, could exceed the Fund’s net assets and could alter the risk profile of the Fund in unanticipated ways.

(7) When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-US Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Cover. Certain transactions using Financial Instruments expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Fund will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC

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options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by a Fund, as well as any loss of expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Fund’s place in the contract, called a novation. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by a Fund could cause material losses to such Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

Over-the-Counter (OTC) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by a Fund, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows a Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of a Fund’s counterparties are guaranteed by their parent holding companies with respect to that counterparty’s payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. Generally, a futures contract is a standardized agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security, index, currency or commodity at a specific price on a specific date in the future. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts also can be purchased and sold to attempt to enhance income or yield.

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In addition, futures contract strategies can be used to manage the average duration of a Fund’s fixed-income holdings. If the Manager wishes to shorten the average duration of a Fund’s fixed-income holdings, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the average duration of a Fund’s fixed-income holdings, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit initial margin that typically is calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the FCM daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a FCM. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. In addition, the CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract or option thereon. For more information, see Speculative Position Limits.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options. The purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. When a Fund sells (writes) an option on a futures contract, the Fund is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If a Fund were required to take such a position, it could bear substantial losses.

The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled

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futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Manager still may not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When a Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.

It also is possible that, where a Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies—Special Considerations. Subject to its investment policies and restrictions, each Fund (other than Delaware Ivy Cash Management Fund) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its investment policies and restrictions, each Fund (other than Delaware Ivy Cash Management Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Such transactions

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may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the US dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions also may serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Fund also may use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for US dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund also could hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into US dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund also may use forward currency contracts in an attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the Manager believes might rise in value relative to the US dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the Manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of US dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency. The Fund segregates liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity and, in such cases, the Fund would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the Fund might be unable to promptly terminate the position held with such counterparty and might incur a significant delay in recovering any amounts owed to the Fund. Even if the Fund entered an offsetting transaction with a second counterparty, the Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash)market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

Successful use of forward currency contracts depends on the skill of the Manager in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Manager anticipates. There is no assurance that the Manager’s use of forward currency contracts will be advantageous to a Fund or that the Manager will hedge at an appropriate time.

Forward currency contracts in which a Fund may engage include deliverable foreign exchange forwards. A deliverable foreign exchange forward contract provides for the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Foreign exchange forwards typically are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. A Fund also may be required to pay certain commissions. When a Fund enters into a deliverable foreign

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exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

A Fund also may enter into forward currency contracts that do not provide for physical settlement of the two currencies (each, a Reference Currency), but instead provide for settlement by a single cash payment calculated as the difference between the agreed-upon exchange rate and the prevailing market exchange rate at settlement based upon an agreed-upon notional amount (non-deliverable forwards, or NDFs). NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

NDFs typically may have terms from one month up to two years and are settled in US dollars. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Under definitions adopted by the CFTC and SEC, NDFs are considered swaps, and therefore are included in the definition of “commodity interests.” In contrast, forward currency contracts that qualify as deliverable forwards are not regulated as swaps foremost purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward currency contracts, especially NDFs, may restrict the Fund’s ability to use these instruments in the manner described above.

Although NDFs historically have been traded OTC, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Under such circumstances, they would be centrally cleared and a secondary market for them normally would exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Speculative Position Limits. The CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Funds are not)may hold, own or control in a particular futures contract or option on a futures contract. Trading limits also are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn, and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

On October 15, 2020, the CFTC adopted rules to impose limits on speculative positions in 25 “core” physical commodity futures contracts, as well as swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-US located platforms. For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

Compliance with the Position Limit Rules will not be required, for the “core” energy and metal futures contracts, until January 2022, and for economically equivalent swaps, until January 2023. The full implementation of the Funds’ investment strategies could be negatively impacted by the existing or any future position limits regulations.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction

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costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, a Fund’s investment exposure gained through these combined positions could exceed its net assets.

Turnover. A Fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund pays a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Fund (other than Delaware Ivy Cash Management Fund) may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps currently are, and more in the future are expected to be, subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange- trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, US dollar-denominated payments may be

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exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, a Fund will receive, and, in a short total return swap, a Fund pays, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.

A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in US dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to US interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that, when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Manager and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If the Manager attempts to use a swap as a hedge against, or as a substitute for, a Fund’s portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Fund bears the risk that the Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by the Manager. If a counterparty’s

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creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and also can require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Payment-In-Kind (PIK) Securities

Subject to its investment policies and restrictions, a Fund (other than Delaware Ivy Cash Management Fund) may invest in PIK securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although a Fund generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Fund may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for a Fund to dispose of them or to determine their current value.

Real Estate Investment Trust (REIT) Securities

Subject to its investment policies and restrictions, a Fund (other than Delaware Ivy Cash Management Fund) may invest in securities issued by REITs. A REIT is a domestic corporation (or a trust or association otherwise taxable as such for federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and US government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each Fund’s investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements and Reverse Repurchase Agreements

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Each Fund may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments, and subject to its investment policies and restrictions. A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the Fund will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within 1 to 5 days of the purchase. The primary risk from repurchase agreements is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund’s shares will decline faster than if the Fund were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. A Fund’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by a Fund’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by the Manager.

Restricted Securities

Subject to its investment policies and restrictions, each Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

A Fund also may invest in securities that normally are purchased or resold pursuant to Rule 144A under the 1933 Act (Rule 144A securities). Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities. Rule 144A securities may be resold only to qualified institutional buyers, provided that certain other conditions for resale are met. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the 1933 Act.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to US persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or US exchange and may be less liquid than listed securities.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Manager believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, a Fund may be less able to predict a loss. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities. A Fund also may take a minority interest in a privately offered security, which may limit the Fund’s ability to protect shareholders’ interests in

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connection with corporate actions by the privately held company. A Fund’s Portfolio Manager may serve on the board of directors (or similar governing body) of a privately held company, the securities of which that Fund may hold. While the Manager believes such service will be beneficial to the Fund and its shareholders, the Portfolio Manager’s service as a board member also could create a conflict of interest (or an appearance of a conflict of interest) that may impact the Fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

Short Sales Against the Box

Subject to its investment policies and restrictions, a Fund (other than Delaware Ivy Cash Management Fund) may sell securities “short against the box;” provided, however, that the Fund’s aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. None of the Funds has any present intention to sell securities short in this fashion.

US Government Securities

US government securities are securities issued or guaranteed as to principal or interest by the US, or by a person controlled or supervised by and acting as an instrumentality of the US government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by US government agencies or instrumentalities are backed by the full faith and credit of the US government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by US government agencies or instrumentalities are not backed by the full faith and credit of the US government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the FHLB, Fannie Mae or Freddie Mac, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a US government agency or instrumentality are not backed by the full faith and credit of the US government, there can be no assurance that the US government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if the Investment Manager is satisfied that the credit risk involved is acceptable.

US government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by US government agencies or instrumentalities, including, but not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Both Fannie Mae and Freddie Mac are instrumentalities of the US government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the US government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, each Fund (other than Delaware Ivy Cash Management Fund) may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also generally are less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

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Subject to its investment policies and restrictions, a Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Manager to correctly anticipate increases and decreases in interest rates and prices of securities. If the Manager anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the Manager anticipates a decline in interest rates and a rise in prices, and, accordingly, a Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Manager is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Subject to its investment policies and restrictions, a Fund may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Fund will be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

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The Federal Reserve Bank creates Separate Trading of Registered Interest and Principal of Securities (STRIPS) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation also can be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the US government, a government agency, or a corporation in zero coupon form.

Short-Term Debt Instruments and Temporary Investments

Each Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting a Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Manager determines that conditions warrant, a Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term US government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the US Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (NRSRO), such as S&P or Moody’s, or determined by the Manager to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers’ acceptances) of US domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below.

US Government Securities. Examples of types of US government obligations in which a Fund may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

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US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

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US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund’s shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. A Fund may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody’s and A-1 by S&P are the highest investment grade category.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

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Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

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Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days may be considered to be illiquid investments.

Subject to its investment policies and restrictions, a Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivative instruments, for defensive purposes.

Delaware Ivy California Municipal High Income Fund

Municipal Bonds. Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

The municipal securities in which Delaware Ivy California Municipal High Income Fund invests are generally issued by the State of California (the “State” or “California”), a municipality of California, or a political subdivision of either, and pay interest that is exempt from regular federal and California income taxes. The Fund also may invest to a lesser extent in municipal securities issued by other US states, or by US territories and possessions (such as the District of Columbia, the US Virgin Islands, Puerto Rico or Guam) that are exempt from regular federal and California income taxes. See Factors affecting Delaware Ivy California Municipal High Income Fund below.

State and local government authorities and agencies may issue a special type of municipal bond called private activity bonds (PABs). The Fund may purchase a PAB only if the interest on it is exempt from federal income taxation, although such interest may be an item of tax preference for purposes of the federal alternative minimum tax (AMT). In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities such as for energy and pollution control. PABs also are used to finance public facilities such as airports and mass transit systems. The credit quality of PABs usually is directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are PABs.

Municipal leases and participation interests therein are another type of municipal bond (collectively, lease obligations). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include the following: (1) the frequency of trades and quotes for the obligations, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the securities, (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (6) the credit quality of the issuer and the lessee, and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

The Fund has not held, nor does it intend to hold, municipal lease obligations directly as a lessor of the property, but the Fund may from time to time purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the municipal lease obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance restrictions. In determining the liquidity of a municipal lease obligation, the Manager will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-purchase agreement as its base. See Asset-Backed Securities. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

The Fund also may invest in municipal notes, which include tax anticipation notes (TANs), revenue anticipation notes (RANs), and bond anticipation notes (BANs). TANs are issued to finance working capital needs of municipalities.

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Delaware Ivy California Municipal High Income Fund

Generally, TANs are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. RANs are issued in expectation of receipt of non-tax revenue, such as that available under federal revenue-sharing programs. BANs are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the BANs.

The Manager and the Fund rely on the opinion of bond counsel for an issuer of an obligation in determining whether the interest thereon is excludable from gross income for federal income tax purposes. Distributions by the Fund may become taxable to shareholders due to noncompliant conduct by a bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service (IRS) or other authorities or because of other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. Nonetheless, the Fund may continue to hold the obligation. If the obligation is sold, a loss might occur upon such sale.

Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds (or unrated bonds of comparable quality as determined by the Manager) usually, but not always, have higher yields than similar but higher-rated bonds (or unrated bonds of comparable quality as determined by the Manager).

Medium- or lower-rated municipal securities (securities typically rated BBB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, determined by the Manager to be of comparable quality) are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Low-rated securities (securities typically rated BB+ or lower by S&P or comparably rated by another NRSRO, or, if unrated, determined by the Manager to be of comparable quality) (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. The market for low-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for low-rated debt securities, the Manager’s research and credit analysis are an especially important part of managing securities of this type held by the Fund. The Manager regularly monitors the issuers of low-rated debt securities in the Fund’s portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder if it determines this to be in the best interest of its shareholders. See Specific Securities and Investment Practices — Low-Rated Securities above.

Now or in the future, a NRSRO may use different rating designations for municipal obligations depending on their maturities on issuance or other characteristics. Credit ratings for individual securities may change from time to time, and, if unrated, the Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds which it may buy.

Defensive Strategies and Temporary Investments. To shorten the average maturity of its portfolio, the Fund may buy municipal bonds that are payable in a relatively short time. This could be either because they were so payable when they were first issued or because they will mature shortly after purchase. Another reason for buying either these short-term municipal bonds or “taxable obligations” (i.e., obligations, the interest on which is subject to federal income tax), up to the 20% limitation on taxable obligations described below, during normal circumstances is to keep assets at work until appropriate investments in longer-term municipal bonds can be made or in order to have cash available to pay for redemptions.

Short-term municipal bonds or taxable obligations purchased for defensive purposes will be held for as long as the Manager believes a temporary defensive posture should be maintained. When bought during normal market conditions, they will be held until appropriate investments in longer-term municipal bonds are made or until they are sold to meet redemptions.

Risks of Certain Types of Municipal Bonds. At any one time, the Fund may invest significantly in revenue bonds, the principal and interest on which are payable from revenues derived from similar projects, including the following: electrical utilities, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security may likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. The Fund also could have more than 25% of its total assets invested in issuers in the same geographic area.

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Many of the lower-rated municipal bonds in which the Fund seeks to invest may be PABs. As discussed above under Municipal Bonds, the entity responsible for payment of the principal and interest on PABs usually is the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent the Fund invests in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry.

For example, a hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry’s ability to service its debt or to pay principal when due.

Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities also may be impacted by the regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They also may face competition from alternative health care or conventional housing facilities in the private or public sector.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (MSA). The MSA is a settlement agreement between certain states and US tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. These bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual US cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco settlement revenue bonds are supported by an annual state appropriation to pay any shortfalls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to the Fund than stand-alone MSA bonds.

Auction Rate Securities. The Fund may buy auction rate securities, which are debt securities with an interest rate set at auction. Auction rate securities may be issued by state and local governments, agencies and authorities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The rate is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum rate. The rate set by the auction is the lowest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In addition, there may be no active secondary market for these securities between auctions, and sales conducted on a secondary market may not be on terms favorable to the seller. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so, and therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Limited Investment in Other Securities. All of the Fund’s invested assets, other than cash or receivables, must be invested in municipal securities, except that a limited amount of assets may be invested in certain other securities that are referred to in the Prospectus as taxable obligations, which include, among others, repurchase agreements and certain derivative instruments (see discussion below). Under normal conditions, the Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its net assets would consist of taxable obligations. However, as a temporary defensive measure, the Fund may invest up to all of its assets in taxable obligations.

Factors affecting Delaware Ivy California Municipal High Income Fund

As described in the Prospectus, under normal circumstances, the Delaware Ivy California Municipal High Income Fund will invest at least 80% of its net assets in a diversified portfolio of municipal securities, the income payments from which are exempt from federal and California income tax. The portfolio of the Fund may include securities issued by the State of California, by its various public bodies (Agencies) and/or by other municipal

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Delaware Ivy California Municipal High Income Fund

entities located within the State (securities of all such entities are referred to herein as “California municipal securities”). In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund, therefore, is susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities.

The following information is a brief summary of certain California state factors affecting Delaware Ivy California Municipal High Income Fund and does not purport to be a complete description of such factors. The financial condition of California, its public authorities and local governments could affect the market values and marketability of, and therefore the NAV per share and the interest income of Delaware Ivy California Municipal High Income Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, California faces numerous forms of litigation seeking significant damages that, if awarded, may adversely affect the financial situation of California or issuers located in California. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state.

Bond ratings received on California’s general obligation bonds is discussed below. Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and/or Fitch, Inc. (“Fitch”) provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant.

A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. In addition, a description of Moody’s, S&P’s and Fitch’s bond ratings is set forth in Appendix A.

The information contained below is based primarily upon information derived from California’s official statement, Comprehensive Annual Financial Report, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of California, and other historically reliable sources. It is only a brief summary of the complex factors affecting the financial situation in California. It has not been independently verified by the Delaware Ivy California Municipal High Income Fund. Delaware Ivy California Municipal High Income Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of Delaware Ivy California Municipal High Income Fund may fluctuate due to factors such as changes in interest rates, matters affecting California, or for other reasons.

Economic condition and outlook. California’s economy, the largest among the 50 states and the fifth largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. California is by far the most populous state in the nation, with an estimated 39.78 million residents as of 2020. Its population is approximately 35% larger than that of the second most populous state, and California contains approximately 12% of the total U.S. population. The State entered 2020 with historic levels of reserves, having repaid billions of dollars of budgetary borrowings, debts, and deferrals that were accumulated to balance budgets during the severe recession in 2009 and years prior. The first eight months of the 2019-20 fiscal year (through February 2020) were marked by continued economic expansion and low unemployment. However, by the end of the 2019-20 fiscal year the economic disruption brought about by the COVID-19 pandemic led to steep declines in economic activity and dramatic increases in unemployment.

California’s civilian labor force consists of approximately 18.8 million individuals. Total nonfarm employment increased by 291,200 jobs during fiscal year 2018-19, with 10 out of California’s 11 major industry sectors experiencing job growth. The largest number of job gains were in educational and health services, professional and business services, leisure and hospitality, and construction, while financial activities decreased by 2,000 jobs.

As of December 2019, California’s gross domestic product had reached almost $3.2 trillion, an increase of 4.3% compared to the same period in 2018. Personal income increased by 5.0% over the preceding year. California’s economy accounted for nearly 15% of the US gross domestic product in 2020.

California’s unemployment rate averaged 4.1% in 2019, hitting a record-low 3.9% in October 2019 through February 2020. Unemployment increased dramatically by April 2020, reaching a record high of 16.4%, and held steady through May before receding to 14.9% in June 2020. With the recession resulting from the COVID-19 pandemic, the number of employed Californians decreased by 2.8 million or by 15.3% in the second quarter of 2020, with 2.1 million becoming unemployed and over 700,000 leaving the labor force. In September 2021, the unemployment rate was 7.5%, still well above the rate prior to the pandemic.

California nonfarm employment decreased by 13% (or by 2.3 million) in the second quarter of 2020, with all major industry sectors incurring job losses, with the exception of mining and logging. Job losses were largest for lower-wage sectors, with leisure and hospitality losing almost half of its jobs.

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Revenues and expenditures. The expenses of the primary government totaled $319.3 billion for the fiscal year ended June 30, 2019. Of this amount, $160.2 billion (50.2%) was funded with program revenues (charges for services or program-specific grants and contributions), leaving $159.1 billion to be funded with general revenues (mainly taxes). The primary government’s general revenues of $174.2 billion exceeded net unfunded expenses by $15.1 billion, resulting in a 21.2% increase in net position.

The two main State pension funds each face unfunded future liabilities in the tens of billions of dollars. For fiscal year 2019-20, the actuarially determined General Fund pension contributions to the California Public Employees’ Retirement System (“CalPERS”) and California State Teachers’ Retirement System (“CalSTRS”) were approximately $3.8 billion and $3.3 billion, respectively. For fiscal year 2020-21, the actuarially determined General Fund pension contributions to CalPERS and CalSTRS were approximately $3.1 billion and $3.4 billion, respectively. For fiscal year 2021-22, the actuarially determined General Fund pension contributions to CalPERS and CalSTRS are approximately $3.2 billion and $3.7 billion, respectively.

Legislation with respect to both CalPERS and CalSTRS and changes made by both systems in actuarial assumptions in the last several years, including expected investment returns and funding methodologies, are expected to result in significant annual increases in the amount the State is required to pay from the General Fund in the foreseeable future.

The State also provides retiree health care and dental benefits to retired State employees and their spouses and dependents (when applicable) and almost exclusively utilizes a “pay-as-you-go” funding policy. The State’s total other postemployment benefits (“OPEB”) liability estimated to be $97.88 billion as of June 30, 2020 (virtually all unfunded) as compared to a total OPEB liability of $93.51 billion estimated as of June 30, 2019.

On March 29, 2021, the State filed a notice with the Municipal Securities Rulemaking Board’s Electronic Municipal Market Access that the State would not file its audited financial statements for fiscal year 2020 by April 1, 2021, as required by its continuing disclosure undertakings. According to the filing, the delay in completion of the 2020 Annual Report is primarily due to a large number of State departments transitioning from several separate legacy accounting systems to a new statewide accounting, budget, cash management and procurement information technology system.

Current State budget. The 2021 Budget Act, enacted on June 28, 2020, as amended July 9, 2021, and related legislation, implementing the State budget for the fiscal year 2021-22, supports and expedites the State’s recovery from the health and economic crisis caused by the COVID-19 pandemic while continuing to build budget resiliency by increasing reserve balances and paying down outstanding obligations. The 2021-22 budget includes estimated total COVID-19 direct emergency response costs of approximately $12.5 billion, with an estimated net General Fund impact of approximately $1 billion after federal reimbursements.

Obligations of the State of California. As of July 1, 2021, the State had approximately $79.2 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2021, there were approximately $34.0 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the General Fund and approximately $7.9 billion of authorized and unissued lease revenue bonds.

Bond ratings. The State’s general obligation bonds are currently rated AA- (with a positive outlook) by S&P and Aa2 by Moody’s (with a stable outlook) (ratings confirmed January 21, 2022). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Other considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and Southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. California has historically been susceptible to wildfires and hydrologic variability including drought. Extreme weather, intensified by climate change, has led to essentially a year-round fire season, with larger and more intense fires. The previous drought was a five-year event from 2012 to 2016, and five years later in 2021, California is once again facing drought conditions as all of the State’s 58 counties have entered a drought state of emergency as of October 19, 2021. In 2020, over 4 million acres burned in California, more than twice the previous record of approximately 2 million acres in 2018.

An estimated 2.5 million acres burned in California in 2021. Destruction of housing increases the demand for construction resources from rebuilding, and worsens the State’s housing imbalances. The State’s and any other municipal issuers’ outstanding obligations could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes or fire.

The recent wildfires, as well as the large-scale power shutoffs implemented by the utilities companies for wildfire prevention, have significantly impacted the State’s economy, and there can be no guarantee that future wildfires and related power outages would not have an equally detrimental effect on the State’s economy.

Special Considerations Relating to Municipal Securities of US Territories

In addition to its investments in the obligations of California, the Fund also may invest in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as any other US territories such as Guam, the Virgin Islands, and the Northern Mariana Islands) and their agencies and instrumentalities whose interest is exempt from federal and applicable state income taxes. Investments in the Commonwealth of Puerto Rico and its

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Special Considerations Relating to Municipal Securities of US Territories

public corporations (as well as other US territories) require careful assessment of creditworthiness and other risk factors, including reliance on substantial federal assistance and favorable tax programs that are subject to phase out by the US Congress. The impact of these phase outs on companies doing business in Puerto Rico is uncertain.

In 2016, Puerto Rico defaulted on its debt payments. That same year, in light of those defaults, including persistent concerns regarding the Commonwealth’s weak economy, structural budget imbalances, impaired access to capital, diminished liquidity, underfunded pensions, and a rising debt burden, the rating of Puerto Rico general obligation debt was downgraded to Caa3 by Moody’s, CC by S&P, and and D by Fitch. Following multiple further downgrades, Moody's withdrew its ratings for the Commonwealth's general obligation bonds in 2021. S&P discontinued its ratings for the Commonwealth's general obligation bonds in 2018.

In reaction to these developments, the U. S. Congress approved the Oversight, Management, and Economic Stability Act (PROMESA) in June 2016, which provided a framework for the Commonwealth’s debt restructuring and appointed a financial oversight and management board (FOMB), which was tasked with facilitating negotiations and restructuring the Commonwealth’s debt load. In 2017, petitions were approved by the FOMB and filed under PROMESA to restructure debt and other obligations of Puerto Rico. Although various restructuring proposals were proposed in 2019 and 2020, it remains unclear at this time how the proceedings under PROMESA and outstanding debt ultimately will be resolved. As a result of Puerto Rico’s challenging economic environment, its default status could weaken the demand for such securities, prevent those issuers from obtaining the financing they need, and limit their ability to pay interest and principal when due. If the economic conditions in Puerto Rico persist or worsen, the volatility, liquidity, credit quality and performance of its municipal obligations could be severely affected.

Delaware Ivy Cash Management Fund

As a money market fund that uses the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act). Among the primary conditions under Rule 2a-7, investments, including repurchase agreements, are limited to those that are U.S. dollar-denominated and which the Manager, pursuant to guidelines established by the Board of Trustees of the Trust (Board), determines present minimal credit risks. In addition, Rule 2a-7 limits investments in securities of any one issuer (except securities issued by the U.S. government or its agencies or instrumentalities (U.S. government securities)) to no more than 5% of the Fund's total assets. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days and the Fund must maintain a dollar-weighted average fund maturity that does not exceed 60 calendar days.

The Fund may invest only in the money market obligations and instruments listed below.

(1) U.S. Government Securities: See the section entitled U.S. Government Securities.

(2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation.

A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(3) Commercial Paper Obligations Including Floating Rate Securities and Variable Rate Master Demand Notes: Commercial paper that the Manager has determined presents minimal credit risks. A floating rate security has an interest rate that changes whenever there is a change in a designated base rate. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

(4) Corporate Debt Obligations: Corporate debt obligations that the Manager has determined present minimal credit risks.

(5) Foreign Obligations and Instruments: Subject to the diversification requirements applicable to the Fund under Rule 2a-7, the Fund may invest in foreign bank obligations, obligations of foreign branches of U.S. banks, obligations guaranteed by a bank or a corporation in whose obligations the Fund may invest and commercial paper of an approved foreign issuer. Each of these obligations must be U.S. dollar-denominated. Investments in obligations of U.S. branches of foreign banks will be considered to be U.S. securities if the Manager has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal- and state-chartered or U.S. banks doing business in the same jurisdiction.

(6) Municipal Securities: Municipal securities that the Manager has determined present minimal credit risks and are otherwise permissible under Rule 2a-7.

(7) Certain Other Obligations: Obligations other than those listed in (1) through (6) only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see (1) above) or a corporation in whose commercial paper the Fund may invest (see (3) above) and otherwise permissible under Rule 2a-7.

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The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

The Fund operates as a retail money market fund pursuant to Rule 2a-7. Only accounts beneficially owned by natural persons may be invested in the Fund. In addition, the Fund has adopted policies and procedures that permit it to impose liquidity fees on redemptions or to temporarily suspend redemptions (“gating”) if the Fund’s weekly liquid assets fall below a certain threshold and the Board determines such actions to be in the best interest of the Fund, as described in the Prospectus.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds’ third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result

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Delaware Ivy Cash Management Fund

in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a fund of being adversely impacted if a fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.

In addition to LIBOR, a fund may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Various regulators and industry bodies are working globally on transitioning to alternative rates.

Planning for that transition by various financial industry groups has begun, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a fund or the financial instruments in which the fund invests cannot yet be determined.

Disclosure of Portfolio Holdings Information

Each Fund has adopted a policy generally prohibiting providing portfolio holdings information to any person until 1) after the Fund disseminates its statement to shareholders or 2) the holdings information is publicly available. We provide a list of each Fund’s holdings on a shareholder's statement. Portfolio holdings information will be made available to the public on our fund website, at sec.gov, or via phone by calling 888 923-3355.

Other entities, including institutional investors and intermediaries that distribute the Funds' shares, are generally treated similarly and are not provided with the Funds' portfolio holdings in advance of when they are generally available to the public.

The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), Waddell & Reed Services Company, the Funds' independent registered public accounting firm, the Funds' custodian, the Funds' legal counsel, the Funds' financial printer, and the Funds' proxy voting service. These entities are obligated to keep such information confidential.

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Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than described above. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds' portfolio securities). In addition, the Manager will seek to obtain copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, nor the Manager, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds' Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.

Information concerning Delaware Ivy Cash Management Fund’s portfolio holdings is posted at www.ivyinvestments.com, five business days after the end of each month and remains posted on the website for at least six months thereafter. In addition, information concerning Delaware Ivy Cash Management Fund’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.

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Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of December 31, 2021, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Fund.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	150

Global Head of Macquarie Investment Management[2] (January 2019‑Present); Head of Americas of Macquarie Group (December 2017‑Present); Deputy Global Head of Macquarie Investment Management (2017‑2019); Head of Macquarie Investment Management Americas (2015‑2017)

					Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010‑ April 2015)
Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	150	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993‑Present)	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2015 Chair since March 2015	150	Private Investor (March 2004‑Present)	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	150	Chief Executive Officer, Private Wealth Management (2011‑2013) and Market Manager, New Jersey Private Bank (2005‑2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016‑December 2019) Director—Santander Bank, N.A. (December 2016‑ December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	150	Private Investor (April 2011‑Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004‑July 2014)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	150	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy NextShares (2019)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	150	President — Drexel University (August 2010‑Present) President — Franklin & Marshall College (July 2002‑June 2010)

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004‑Present)

Director — Drexel Morgan & Co. (2015‑December 2019)

Director, Audit and Compensation Committee Member — vTv Therapeutics Inc. (2017‑Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018‑Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020‑Present)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	150

President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)

Director, OU Medicine, Inc. (2020-Present)

Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and Trustee, Ivy NextShares (2016-2019)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	150	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2021-Present) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) National Board (2022-Present); Regional Board (2017-2021)

Director, American Shared Hospital Services (medical device) (2017-2021)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

Co-Chair, Women Corporate, Directors (director education) (2018-2020)

Trustee, Ivy NextShares (2019)

Director, Brixmor Property Group Inc. (2021-Present)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
					Director, Sera Prognostics Inc. (biotechnology) (2021-Present) Director, Recology (resource recovery) 2021-Present)
Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	150

Private Investor (January 2017‑Present)

Chief Executive Officer — Banco Itaú International (April 2012‑December 2016)

Executive Advisor to Dean (August 2011‑March 2012) and Interim Dean (January 2011‑July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007‑December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011‑Present)

Director; Audit & Compensation Committee Member — Callon Petroleum Company (December 2019‑Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021‑September 2021)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018‑ December 2019)

Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	150	Vice Chairman (2010‑April 2013) — PNC Financial Services Group

Director — HSBC North America Holdings Inc. (December 2013‑Present)

Director — HSBC USA Inc. (July 2014‑Present)

Director — HSBC Bank USA, National Association (July 2014‑March 2017)

Director — HSBC Finance Corporation (December 2013‑April 2018)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	150	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009‑Present)

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008‑Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013‑Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013‑October 2021), The Merger Fund VL (2013‑October 2021), WCM Alternatives: Event-Driven Fund (2013‑October 2021), and WCM Alternatives: Credit Event Fund (December 2017‑October 2021)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010‑2016)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	150	Vice President and Treasurer (January 2006‑July 2012) Vice President — Mergers & Acquisitions (January 2003‑January 2006), and Vice President and Treasurer (July 1995‑January 2003) — 3M Company	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009‑2017)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.

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Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.
2	Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager and principal underwriter.
3	Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.
4

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager and principal underwriter as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

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Management of the Trust

The following table shows each Trustee’s ownership of shares of the Funds and of shares of all Delaware Funds as of December 31, 2021, unless otherwise noted.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	Over $100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	Over $100,000
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	Over $100,000 (Delaware Ivy Multi-Asset Income Fund)	Over $100,000
Sandra A. J. Lawrence	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex[1]
Jerome Abernathy	$4,525	none	$500,000
Thomas L. Bennett (Chair)	$5,936	none	$373,000
Ann D. Borowiec	$3,590	none	$332,500
Joseph W. Chow	$4,383	none	$364,000
H. Jeffrey Dobbs[2]	$190,170	none	$225,586
John A. Fry	$4,054	none	$350,500
Joseph Harroz, Jr.[2]	$249,920	none	$289,336
Sandra A.J. Lawrence[2]	$190,502	none	$226,003
Frances A. Sevilla-Sacasa	$3,911	none	$358,000
Thomas K. Whitford	$4,144	none	$367,000
Christianna Wood	$4,525	none	$373,000
Janet L. Yeomans	$4,490	none	$370,643

[1]

Each Independent Trustee/Director receives: (i) an annual retainer fee of $265,000 for serving as a Trustee/Director for all 30 investment companies in the Delaware and Ivy Funds by Macquarie family (150 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $5,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $130,000.

[2]

Information relating to compensation paid for the fiscal year ended September 30, 2021 to Messrs. Dobbs and Harroz, Ms. Lawrence, and the Trustees of the Transaction Funds prior to April 30, 2021 is set forth in Appendix B.

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Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chair: Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of thirteen Trustees. Twelve of the thirteen Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Thomas K. Whitford (ex officio), Chair; Frances Sevilla-Sacasa; H. Jeffrey Dobbs; John A. Fry; and Thomas L. Bennett (ex officio). The predecessor Audit Committee held three meetings from January 1, 2021 through April 30, 2021 and the Audit Committee held three meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Ann D. Borowiec, Chair; Jerome D. Abernathy; John A. Fry; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). The predecessor Nominating and Corporate Governance Committee (formerly, the Governance Committee) held two meetings from January 1, 2021 through April 30, 2021 and the Nominating and Corporate Governments Committee held two meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and

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Management of the Trust

analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett — Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Trustees also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs — Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He also has served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Independent Trustees concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Joseph Harroz, Jr. — Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Transaction Funds in the Delaware Funds Complex (the “Fund Complex”). The Independent Trustees concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Transaction Funds.

Sandra A.J. Lawrence — Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations. She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees. She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School. The Independent Trustees concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trust found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The

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Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Investment Management since January 2019 and Head of Americas ‑ Macquarie Group since December 2017 and he is responsible for all aspects of the firm’s business. He joined the firm as President of Macquarie Investment Management ‑ Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust’s Independent Trustees. The Committee of Independent Trustees held two meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. Investments Committee A consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; Joseph Harroz, Jr.; Christianna Wood; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). Investments Committee B consists of the following Independent Trustees: Janet L. Yeomans, Chair; Christianna Wood; Sandra A.J. Lawrence; H. Jeffrey Dobbs; Thomas L. Bennett (ex officio), and Thomas K. Whitford (ex officio). The predecessor Investments Committee (formerly, the Investment Oversight Committee) held one meeting from July 1, 2020 through April 30, 2021 and the Investments Committee held two meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year. during the Trust’s last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Funds’ transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series, and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

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Management of the Trust

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager and any Macquarie affiliates advising the Funds (collectively, “Macquarie Investment Management”) will vote such proxies pursuant to Macquarie Investment Management’s (“MIM”) Proxy Voting Policies and Procedures (the “Procedures”). MIM has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MIM’s proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MIM to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, MIM has contracted with proxy advisory firms to analyze proxy statements on behalf of the Funds and MIM’s other clients and provide MIM with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms’ services. If a proxy has been voted for the Funds, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at

ivyinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors MIM may consider is the quality and depth of the company’s management. As a result, MIM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIM’s votes are cast in accordance with the recommendations of the company’s management. However, MIM may vote against management’s position when it runs counter to MIM’s specific Proxy Voting Guidelines (the “Guidelines”), and MIM will also vote against management’s recommendation when MIM believes such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the Trust has delegated proxy voting to MIM, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MIM does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MIM receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by MIM’s portfolio management teams when voting proxies after reviewing the

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proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If MIM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the MIM’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MIM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

As of December 31, 2021, the Manager and its affiliates within Macquarie Investment Management were managing in the aggregate $261.3 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Investment Management” is the marketing name for MMHI and its subsidiaries.

The Manager and its affiliates own the name “Delaware Group®.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager, and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

The Funds’ Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy California Municipal High Income Fund

0.525% of net assets up to $500 million
0.50% of net assets over $500 million and up to $1 billion
0.45% of net assets over $1 billion and up to $1.5 billion
0.40% of net assets over $1.5 billion and up to $5 billion
0.395% of net assets over $5 billion and up to $10 billion
0.39% of net assets over $10 billion and up to $15 billion
0.385% of net assets over $15 billion

Delaware Ivy Cash Management Fund	0.35% of net assets up to $1 billion 0.30% of net assets over $1 billion
Delaware Ivy Corporate Bond Fund	0.475% of net assets up to $1 billion 0.45% of net assets over $1 billion and up to $1.5 billion 0.40% of net assets over $1.5 billion

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Investment Manager and Other Service Providers

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Crossover Credit Fund

0.50% of net assets up to $500 million
0.45% of net assets over $500 million and up to $1 billion
0.425% of net assets over $1 billion and up to $2.5 billion
0.40% of net assets over $2.5 billion and up to $5 billion
0.375% of net assets over $5 billion

Delaware Ivy Emerging Markets Local Currency Debt Fund

0.75% of net assets up to $1 billion
0.725% of net assets over $1 billion and up to $2 billion
0.70% of net assets over $2 billion and up to $5 billion
0.675% of net assets over $5 billion and up to $10 billion
0.65% of net assets over $10 billion

Delaware Ivy Government Securities Fund	0.50% of net assets up to $500 million 0.45% of net assets over $500 million and up to $1 billion 0.40% of net assets over $1 billion and up to $1.5 billion 0.35% of net assets over $1.5 billion
Delaware Ivy High Yield Fund

0.625% of net assets up to $500 million
0.60% of net assets over $500 million and up to $1 billion
0.55% of net assets over $1 billion and up to $1.5 billion
0.50% of net assets over $1.5 billion and up to $10 billion
0.49% of net assets over $10 billion and up to $20 billion
0.48% of net assets over $20 billion

Delaware Ivy International Small Cap Fund	1.00% of net assets up to $1 billion 0.95% of net assets over $1 billion and up to $2 billion 0.90% of net assets over $2 billion and up to $5 billion 0.85% of net assets over $5 billion
Delaware Ivy Multi-Asset Income Fund	0.70% of net assets up to $1 billion 0.65% of net assets over $1 billion and up to $2 billion 0.61% of net assets over $2 billion and up to $3 billion 0.58% of net assets over $3 billion
Delaware Ivy Strategic Income Fund	0.68% of net assets up to $1 billion 0.62% of net assets over $1 billion and up to $2 billion 0.58% of net assets over $2 billion and up to $3 billion 0.57% of net assets over $3 billion
Delaware Ivy Total Return Bond Fund	0.90% of net assets up to $1 billion 0.85% of net assets over $1 billion and up to $2 billion 0.80% of net assets over $2 billion and up to $5 billion 0.75% of net assets over $5 billion

During the last three fiscal years, the Funds paid the following investment management fees to its investment advisor:

Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Ivy California Municipal High Income Fund	$169,392 earned $24,937 paid $144,455 waived	$178,686 earned $58,766 paid $119,920 waived	$151,107 earned $35,990 paid $115,117 waived
Delaware Ivy Cash Management Fund	$4,652,563 earned $1,846,014 paid $2,806,549 waived	$4,790,132 earned $4,790,132 paid $0 waived	$4,368,661 earned $4,368,661 paid $0 waived
Delaware Ivy Corporate Bond Fund	$4,094,374 earned $4,094,374 paid $0 waived	$4,185,767 earned $4,185,767 paid $0 waived	$4,339,651 earned $4,339,651 paid $0 waived
Delaware Ivy Crossover Credit Fund	$278,953 earned $162,262 paid $116,691 waived	$244,951 earned $124,823 paid $120,128 waived	$186,205 earned $67,632 paid $118,573 waived

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Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Ivy Emerging Markets Local Currency Debt Fund	$476,871 earned $216,185 paid $260,686 waived	$834,525 earned $497,440 paid $337,085 waived	$1,032,892 earned $719,147 paid $313,745 waived
Delaware Ivy Government Securities Fund	$1,928,724 earned $1,928,724 paid $0 waived	$1,684,328 earned $1,684,328 paid $0 waived	$1,624,173 earned $1,624,173 paid $0 waived
Delaware Ivy High Yield Fund	$857,953 earned $756,020 paid $101,933 waived	$696,750 earned $576,097 paid $120,653 waived	$563,599 earned $460,600 paid $102,999 waived
Delaware Ivy International Small Cap Fund	$1,393,283 earned $1,075,196 paid $318,087 waived	$1,608,804 earned $1,283,899 paid $324,905 waived	$1,622,968 earned $1,303,898 paid $319,070 waived
Delaware Ivy Multi-Asset Income Fund	$2,293,433 earned $2,049,391 paid $244,042 waived	$2,749,204 earned $2,457,358 paid $291,846 waived	$3,265,305 earned $3,049,111 paid $216,194 waived
Delaware Ivy Strategic Income Fund	$2,479,004 earned $2,024,028 paid $454,976 waived	$3,024,711 earned $2,478,565 paid $546,146 waived	$3,356,509 earned $2,870,886 paid $485,623 waived
Delaware Ivy Total Return Bond Fund	$1,728,075 earned $1,384,894 paid $343,181 waived	$1,833,788 earned $1,442,934 paid $390,854 waived	$2,072,891 earned $1,666,227 paid $406,664 waived

The Funds shall pay the Manager an annual management fee as a percentage of average daily net assets. Management fees are accrued daily and paid monthly.

Except for those expenses borne by the Manager under the Investment Management Agreement, and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include each Fund’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Sub-Advisors

The Manager has entered into sub-advisory agreements on behalf of certain of the Funds, as described below, with MIMAK, MIMEL, MIMGL, and MFMHKL, each of which is an affiliate of the Manager (the “Affiliated Sub-Advisors”).

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of December 31, 2021, MIM managed more than $380.1 billion in assets for institutional and individual clients. MIMAK is primarily responsible for the day-to-day management of Delaware Ivy Multi-Asset Income Fund's portfolio. Although MIMAK serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. In addition, for Delaware Ivy Total Return Bond Fund, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK's specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Fund.

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. MIMGL is primarily responsible for the day-to-day management of the Delaware Ivy Total Return Bond Fund's portfolio. Although the Manager has principal responsibility for the Manager’s portion of each Fund, for Delaware Ivy Multi-Asset Income Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL’s specialized market knowledge.  The Manager has entered into a separate sub-advisory agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Fund.

MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of each Fund, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

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Investment Manager and Other Service Providers

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of the Delaware Ivy Multi-Asset Income Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

Pursuant to the terms of the relevant sub-advisory agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Funds. During the Funds' last fiscal year, the Manager did not pay compensation to the Affiliated Sub-Advisors for services rendered under the sub-advisory agreements.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated April 30, 2021. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectus for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

During the Funds’ last three fiscal years, the Funds’ distributor received net commissions from each Fund on behalf of its respective Class A shares, after reallowances to dealers, as follows:

Fiscal Year End	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
Delaware Ivy California Municipal High Income Fund
9/30/2021	$9,613	$8,444	$1,169
9/30/2020	$22,689	$17,330	$5,359
9/30/2019	$19,423	$17,636	$1,787
Delaware Ivy Cash Management Fund
9/30/2021	$0	$167,260,324	-$167,260,324
9/30/2020	$0	$245,885,965	-$245,885,965
9/30/2019	$0	$216,706,310	-$216,706,310
Delaware Ivy Corporate Bond Fund
9/30/2021	$111,564	$87,913	$23,651
9/30/2020	$195,064	$159,861	$35,203
9/30/2019	$175,881	$147,553	$28,329
Delaware Ivy Crossover Credit Fund
9/30/2021	$8,160	$6,809	$1,351
9/30/2020	$12,294	$11,705	$589
9/30/2019	$1,590	$1,325	$264
Delaware Ivy Emerging Markets Local Currency Debt Fund
9/30/2021	$832	$776	$56
9/30/2020	$1,287	$642	$645
9/30/2019	$2,019	$1,763	$256
Delaware Ivy Government Securities Fund
9/30/2021	$31,684	$26,779	$4,905
9/30/2020	$59,418	$55,627	$3,791
9/30/2019	$38,393	$32,444	$5,949
Delaware Ivy High Yield Fund

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Fiscal Year End	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
9/30/2021	$12,897	$8,984	$3,913
9/30/2020	$17,904	$11,105	$6,800
9/30/2019	$16,580	$15,089	$1,491
Delaware Ivy International Small Cap Fund
9/30/2021	$4,097	$3,058	$1,038
9/30/2020	$9,264	$6,065	$3,199
9/30/2019	$11,944	$10,193	$1,751
Delaware Ivy Multi-Asset Income Fund
9/30/2021	$29,856	$19,128	$10,728
9/30/2020	$96,481	$63,078	$33,403
9/30/2019	$133,891	$104,806	$29,085
Delaware Ivy Strategic Income Fund
9/30/2021	$29,109	$18,665	$10,444
9/30/2020	$75,774	$44,674	$31,100
9/30/2019	$118,003	$97,065	$20,937
Delaware Ivy Total Return Bond Fund
9/30/2021	$4,614	$500	$4,114
9/30/2020	$15,271	$11,001	$4,270
9/30/2019	$19,331	$17,611	$1,720

During the Funds’ last three fiscal years, the Funds’ distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A shares and contingent deferred sales charge (“CDSC”) payments with respect to Class C shares as follows:

Fiscal Year End	Class A	Class C
Delaware Ivy California Municipal High Income Fund
9/30/2021	$18	$73
9/30/2020	$0	$10
9/30/2019	$13,856	$84
Delaware Ivy Cash Management Fund
9/30/2021	$2,242	$3,728
9/30/2020	$5,860	$695
9/30/2019	$5,215	$967
Delaware Ivy Corporate Bond Fund
9/30/2021	$668	$1,177
9/30/2020	$789	$763
9/30/2019	$1,352	$513
Delaware Ivy Crossover Credit Fund
9/30/2021	$0	n/a
9/30/2020	$13	n/a
9/30/2019	$0	n/a
Delaware Ivy Emerging Markets Local Currency Debt Fund
9/30/2021	$0	$4
9/30/2020	$0	$1
9/30/2019	$0	$5

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Investment Manager and Other Service Providers

Fiscal Year End	Class A	Class C
Delaware Ivy Government Securities Fund
9/30/2021	$234	$653
9/30/2020	$0	$47
9/30/2019	$80	$35
Delaware Ivy High Yield Fund
9/30/2021	$6	n/a
9/30/2020	$51	n/a
9/30/2019	$2,278	n/a
Delaware Ivy International Small Cap Fund
9/30/2021	$7	$15
9/30/2020	$31	$75
9/30/2019	$296	$250
Delaware Ivy Multi-Asset Income Fund
9/30/2021	$168	$259
9/30/2020	$88	$1,774
9/30/2019	$155	$1,499
Delaware Ivy Strategic Income Fund
9/30/2021	$566	$596
9/30/2020	$116	$1,061
9/30/2019	$1,591	$1,326
Delaware Ivy Total Return Bond Fund
9/30/2021	$17	$57
9/30/2020	$25	$279
9/30/2019	$129	$159

Distribution Services

Under the Distribution Agreement entered into between the Trust and the Distributor, the Distributor serves as principal underwriter and distributor to the Funds.

Under the Distribution and Service Plan (Plan) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act (Rule12b-1), for Class A shares, each Fund may pay the Distributor a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class A shares, paid daily, to compensate the Distributor for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

Under the Plan, for Class C shares, each Fund that offers this share class may pay the Distributor a service fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class C shares, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the provision of personal services to Class C shareholders and/or the maintenance of Class C shareholder accounts and a distribution fee of 0.75% of the Fund’s average annual net assets attributable to Class C shares, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the distribution of Class C shares.

Under the Plan, for Class Y shares, each Fund that offers this share class pays the Distributor daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund’s average annual net assets attributable to Class Y shares, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the distribution of Class Y shares, and provision of personal services to shareholders and/or maintenance of Class Y shareholder accounts.

Class I and Class R6 shares are not covered under the Plan.

The Distributor offers the Funds’ shares through affiliated and non-affiliated investment professionals and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through the sales force, the Distributor pays commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds’ shares, as applicable. The Plan permits the Distributor to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also contemplates that the Distributor may be compensated for its activities in connection with: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or

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maintaining shareholder accounts; increasing services provided to shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Funds, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. The Plan and the Distribution Agreement contemplate that the Distributor may be compensated for these class-related distribution efforts through the distribution fee.

The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or WISC, as well as other parties also may provide services to shareholders through telephonic means and written communications. The Distributor may pay other broker-dealers a portion of the fees it receives under the Plan as well as other compensation in connection with the distribution of Fund shares.

For the fiscal year ended September 30, 2021, the Funds paid (or accrued) the following amounts as distribution fees and service fees for each of the noted Funds:

Fund	Class A	Class C	Class Y
Delaware Ivy California Municipal High Income Fund	$43,450 paid $34,487 including waiver	$16,678	$3,332 paid $2,652 including waiver
Delaware Ivy Cash Management Fund	n/a	$18,790 paid $0 including waiver	n/a
Delaware Ivy Corporate Bond Fund	$874,197	$31,346	$660
Delaware Ivy Crossover Credit Fund	$34,926 paid $34,511 including waiver	n/a	$2,905 paid $2,901 including waiver
Delaware Ivy Emerging Markets Local Currency Debt Fund	$11,890	$11,582	$1,297
Delaware Ivy Government Securities Fund	$223,769	$17,976	n/a
Delaware Ivy High Yield Fund	$41,841	n/a	n/a
Delaware Ivy International Small Cap Fund	$32,985	$12,374	$925
Delaware Ivy Multi-Asset Income Fund	$224,568	$92,141	$5,290
Delaware Ivy Strategic Income Fund	$253,553	$51,625	$4,204
Delaware Ivy Total Return Bond Fund	$44,270	$30,369	$1,308

The only Trustees or interested persons, as defined in the 1940 Act, of the Funds who have a direct or indirect financial interest in the operation of the Plan are the officers and Trustees who also are officers of either the Distributor or its affiliate(s). The Plan is anticipated to benefit the Fund and its shareholders of the affected class through the Distributor’s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that its shareholders of a particular class may benefit to the extent that the Distributor’s activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder’s share of Fund and class expenses. Increased Fund assets also may provide greater resources with which to pursue the objective(s) of the Fund. Further, continuing sales of shares also may reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from the Plan will provide the Distributor with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.

To the extent that the Distributor incurs expenses for which compensation may be made under the Plan that relate to distribution and service activities also involving another Fund within the Delaware Funds, the Distributor typically determines the amount attributable to the Fund’s expenses under the Plan on the basis of a combination of the respective classes’ relative net assets and number of shareholder accounts.

The Plan and the Underwriting Agreement were approved by the Board, including the Independent Trustees (who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan).

Among other things, the Plan provides that (1) the Distributor will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved by the Trustees including the Independent Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding voting securities of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC (or one of its agents) performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and the handling of

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Investment Manager and Other Service Providers

shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. WISC is located at 6301 Glenwood Street, Overland Park, KS 66202.

Under the Shareholder Servicing Agreement with respect to Class A and Class C shares of a Fund (other than Delaware Ivy Cash Management Fund), the Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WISC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels.

For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) WISC has agreed to reduce its per account fees charged to the Funds to $6.00 per account on an annualized basis and pays the third parties for performing such services. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Delaware Ivy Cash Management Fund pays an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month. In addition, for Class A shares of Delaware Ivy Cash Management Fund, the Fund also pays WISC a fee of $0.75 for each shareholder check it processes.

WISC (including any affiliate of WISC) pays unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests generally are held in an omnibus account. These payments range from an annual fee of $12.00 to $21.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month. WISC pays the third parties for performing such services and the Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $18.00 per account or an annual fee of 0.20 of 1% that is based on average daily net assets.

With respect to Class I and Class Y shares, each Fund pays WISC an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R6 shares, each Fund pays WISC an amount payable on the first day of the month equal to 1/12 of 0.01 of 1% of the average daily net assets of the Class for the preceding month.

Fees paid to WISC under the Shareholder Servicing Agreement during the past three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019 were as follows:

Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Ivy California Municipal High Income Fund
Including waiver Excluding waiver	$481 $22,894	$657 $25,933	$726 $24,168
Delaware Ivy Cash Management Fund
Including waiver Excluding waiver	$0 $2,042,321	$1,879,485 $2,607,986	n/a $2,908,953
Delaware Ivy Corporate Bond Fund
Including waiver Excluding waiver	n/a $1,134,092	n/a $1,275,317	n/a $1,392,877
Delaware Ivy Crossover Credit Fund
Including waiver Excluding waiver	$0 $68,593	$952 $58,148	$1,226 $40,538
Delaware Ivy Emerging Markets Local Currency Debt Fund
Including waiver Excluding waiver	$7,304 $54,560	$14,769 $121,119	$19,719 $145,058
Delaware Ivy Government Securities Fund
Including waiver Excluding waiver	$251,507 $334,169	$203,162 $319,227	$176,871 $317,905
Delaware Ivy High Yield Fund
Including waiver Excluding waiver	$0 $138,739	$864 $106,432	$2,341 $80,963
Delaware Ivy International Small Cap Fund

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Fund	September 30, 2021	September 30, 2020	September 30, 2019
Including waiver Excluding waiver	$13,075 $115,168	$16,362 $134,812	$20,306 $128,809
Delaware Ivy Multi-Asset Income Fund
Including waiver Excluding waiver	$107,053 $444,902	$153,672 $557,290	$180,936 $667,985
Delaware Ivy Strategic Income Fund
Including waiver Excluding waiver	$88,621 $474,835	$117,633 $557,097	$124,948 $608,521
Delaware Ivy Total Return Bond Fund
Including waiver Excluding waiver	$131,948 $186,511	$135,369 $196,111	$143,788 $215,613

Where applicable, the amount shown “including” the waiver, in the table above, is the actual shareholder servicing fee paid with a shareholder servicing fee waiver in effect, whereas the amount shown “excluding” the waiver is the shareholder servicing fee that would have been paid by the Fund had the waiver not been in effect.

The Funds also pay certain out-of-pocket expenses of WISC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WISC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by the Manager or WISC. Out-of-pocket expenses of WISC paid during the past three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019 were as follows:

Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Ivy California Municipal High Income Fund
Including waiver Excluding waiver	$360 $4,393	$638 $3,835	$353 $3,580
Delaware Ivy Cash Management Fund
Including waiver Excluding waiver	$0 $845,917	$892,654 $893,620	n/a $1,183,321
Delaware Ivy Corporate Bond Fund
Including waiver Excluding waiver	n/a $215,009	n/a $227,500	n/a $289,684
Delaware Ivy Crossover Credit Fund
Including waiver Excluding waiver	$0 $10,199	$14 $5,777	$17 $3,874
Delaware Ivy Emerging Markets Local Currency Debt Fund
Including waiver Excluding waiver	$2,461 $18,724	$2,816 $19,996	$6,062 $30,740
Delaware Ivy Government Securities Fund
Including waiver Excluding waiver	$68,843 $68,994	n/a $61,583	n/a $70,739
Delaware Ivy High Yield Fund
Including waiver Excluding waiver	$3,075 $22,810	$2,607 $19,798	$1,316 $16,999
Delaware Ivy International Small Cap Fund
Including waiver Excluding waiver	$5,671 $26,212	$5,835 $28,914	$7,984 $32,372
Delaware Ivy Multi-Asset Income Fund
Including waiver Excluding waiver	$65,832 $98,840	$77,490 $124,301	$90,960 $149,839

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Investment Manager and Other Service Providers

Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Ivy Strategic Income Fund
Including waiver Excluding waiver	$45,650 $76,856	$46,330 $82,271	$49,857 $96,993
Delaware Ivy Total Return Bond Fund
Including waiver Excluding waiver	$28,513 $28,541	$31,261 $31,298	$36,608 $37,582

Where applicable, the amount shown “including” the waiver, in the table above, is the actual out-of-pocket expenses paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the out-of-pocket expenses that would have been paid by the Fund had the waiver not been in effect.

Accounting Services

Under the Accounting and Administrative Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC (or a sub-agent) provides certain of the Funds with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting and Administrative Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting and Administrative Services Agreement, each Fund pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$0
$10 - $25 million	$958
$25 - $50 million	$1,925
$50 - $100 million	$2,958
$100 - $200 million	$4,033
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets, with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund’s assets are at least $10 million.

Fees paid to WISC during the past three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019 for each of the Funds were as follows:

Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Ivy California Municipal High Income Fund	$28,059	$28,235	$27,716
Delaware Ivy Cash Management Fund	$243,814	$256,198	$255,924
Delaware Ivy Corporate Bond Fund	$222,937	$229,436	$231,672
Delaware Ivy Crossover Credit Fund	$39,298	$35,099	$29,721
Delaware Ivy Emerging Markets Local Currency Debt Fund	$45,407	$63,805	$69,419
Delaware Ivy Government Securities Fund	$129,265	$119,672	$114,309
Delaware Ivy High Yield Fund	$64,558	$60,564	$51,806
Delaware Ivy International Small Cap Fund	$67,175	$69,303	$69,507
Delaware Ivy Multi-Asset Income Fund	$100,899	$122,767	$137,423
Delaware Ivy Strategic Income Fund	$120,146	$135,189	$140,115

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Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Ivy Total Return Bond Fund	$72,430	$80,396	$92,555

Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, the Manager and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds under the Shareholder Servicing Agreement are described above. The Manager and its affiliates pay the Trustees and Trust officers who are affiliated with the Manager and its affiliates. The Funds pay the fees and expenses of the Independent Trustees.

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to certain of the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, provides fund accounting and financial administration oversight services to certain Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges.

Custodial and Auditing Services

The Funds’ custodian is The Bank of New York Mellon (BNYM), and its address is One Wall Street, New York, New York. In general, the custodian is responsible for holding the Funds' cash and securities. PricewaterhouseCoopers LLP (PwC), the Funds' independent registered public accounting firm for its most recent fiscal year, audited the financial statements and financial highlights of each Fund. The Board has selected PwC, to serve as the current independent registered public accounting firm for the Funds.

Securities Lending Agent

The Board has approved certain Funds’ participation in a securities lending program, whereby a participating Fund lends certain of its portfolio securities to borrowers to receive additional income and increase the rate of return of its portfolio. BNYM serves as the securities lending agent for the program. As securities lending agent, BNYM is responsible for (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of a Fund with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates; (iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities. The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Funds during the fiscal year ended September 30, 2021:

Securities Lending Activities	Delaware Ivy California Municipal High Income Fund	Delaware Ivy Cash Management Fund	Delaware Ivy Corporate Bond Fund	Delaware Ivy Crossover Credit Fund
Gross income from securities lending activities	$0	$0	$19,537	$423
Securities lending income paid to BNYM for services as securities lending agent	$0	$0	$1,970	$41
Cash collateral management fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Administrative fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Indemnification fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Rebates paid to (received from) borrowers	$0	$0	$(5,095)	$(93)
Other fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$(3,125)	$(52)
Net income from securities lending activities	$0	$0	$22,662	$475

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Investment Manager and Other Service Providers

Securities Lending Activities	Delaware Ivy Emerging Markets Local Currency Debt Fund	Delaware Ivy Government Securities Fund	Delaware Ivy High Yield Fund	Delaware Ivy International Small Cap Fund
Gross income from securities lending activities	$26	$2,208	$1,839	$11,638
Securities lending income paid to BNYM for services as securities lending agent	$28	$271	$1,942	$9,227
Cash collateral management fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Administrative fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Indemnification fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Rebates paid to (received from) borrowers	$(322)	$(1,182)	$(22,452)	$(108,713)
Other fees not included in securities lending income paid to BNYM	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$(294)	$(911)	$(20,510)	$(99,486)
Net income from securities lending activities	$320	$3,119	$22,349	$111,124

Securities Lending Activities	Delaware Ivy Multi-Asset Income Fund	Delaware Ivy Strategic Income Fund	Delaware Ivy Total Return Bond Fund
Gross income from securities lending activities	$10,149	$1,507	$644
Securities lending income paid to BNYM for services as securities lending agent	$3,317	$3,128	$886
Cash collateral management fees not included in securities lending income paid to BNYM	$0	$0	$0
Administrative fees not included in securities lending income paid to BNYM	$0	$0	$0
Indemnification fees not included in securities lending income paid to BNYM	$0	$0	$0
Rebates paid to (received from) borrowers	$(35,334)	$(37,622)	$(10,444)
Other fees not included in securities lending income paid to BNYM	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$(32,017)	$(34,494)	$(9,558)
Net income from securities lending activities	$42,166	$36,001	$10,202

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

Portfolio Managers

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of September 30, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

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	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Wayne A. Anglace* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	6 1 8	$3.4 billion $30.0 million $124.3 miilion	0 0 0	$0 $0 $0
Adam H. Brown* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 3 6	$6.4 billion $462.8 million $1.1 billion	0 0 0	$0 $0 $0
Stephen J. Czepiel* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	21 0 26	$9.4 billion $0 $4.5 billion	0 0 0	$0 $0 $0
Joseph Devine* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 2 5	$554.7 million $42.5 million $820.4 million	0 0 0	$0 $0 $0
Eric Frei* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 12	$325.2 million $0 $802.1 million	0 0 0	$0 $0 $0
Gregory A. Gizzi* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	21 0 37	$9.4 billion $0 $4.2 billion	0 0 0	$0 $0 $0
J. David Hillmeyer* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	12 6 56	$22.4 billion $1.5 billion $12.6 billion	0 0 1	$0 $0 $478.4 million
Kashif Ishaq* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	6 1 0	$3.4 billion $30.7 million $0	0 0 0	$0 $0 $0
Alex Kozhemiakin* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 5 1	$122.0 million $303.1 million $19.7 million	0 0 0	$0 $0 $0
Stefan Löwenthal** Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	32 46 15	$11.3 billion $2.6 billion $1.6 billion	0 0 0	$0 $0 $0
Stephan Maikkula* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 2 2	$554.7 million $42.5 million $682.2 million	0 0 0	$0 $0 $0
Daniela Mardarovici* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	12 3 48	$22.4 billion $1.1 billion $8.9 billion	0 0 0	$0 $0 $0

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Portfolio Managers

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
John P. McCarthy* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	10 2 6	$6.4 billion $462.8 million $1.1 billion	0 0 0	$0 $0 $0
Matthew Mulcahy** Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 16 22	$683.4 million $5.6 billion $20.6 billion	0 0 0	$0 $0 $0
Mansur Z. Rasul* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 2 2	$122.0 million $241.3 million $70.4 million	0 0 1	$0 $0 $50.7 million
Jake van Roden* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	20 0 1	$8.6 billion $0 $135.1 million	0 0 0	$0 $0 $0
Brian M. Scotto* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 0 0	$1.1 billion $0 $0	0 0 0	$0 $0 $0
Andrew Vonthethoff** Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 16 22	$683.4 million $5.6 billion $20.6 billion	0 0 0	$0 $0 $0
Gabriel Wallach* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 2 2	$554.7 million $42.5 million $682.2 million	0 0 0	$0 $0 $0
Michael G. Wildstein* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 9 11	$3.7 billion $1.2 billion $12.6 billion	0 0 1	$0 $0 $478.4 million
Jürgen Wurzer* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	32 46 15	$11.3 billion $2.6 billion $1.6 billion	0 0 0	$0 $0 $0
Aaron D. Young*** Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	24[1] 0 0	$9,729.7 million $0 $0	0 0 0	$0 $0 $0

*	Appointed to the Funds in November 2021. Other Accounts managed information is as of December 31, 2021
**	Appointed to the Funds in November 2021. Other Accounts managed information is as of November 30, 2021
***	Other Accounts management is as of December 31, 2021.
1	For three of these accounts, Mr. Young is responsible for only a portion of the assets managed.

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Funds. Additionally, the management of multiple other funds or accounts may give

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rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

Some of the accounts managed by the portfolio manager as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio manager’s compensation consists of the following:

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — Global ex-U.S. Equity Portfolio Managers (Devine, Maikkula, Wallach). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly Lipper, Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — Fixed Income Portfolio Managers (All Fixed Income Portfolio Managers, including Mulcahy and Vonthethoff). An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Asset Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance.  Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Bonus — MIMAK Portfolio Managers (Lowenthal, Wurzer). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — DMC Portfolio Managers. The Manager believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, the Manager reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of the Manager is responsible for setting the base salary and for its on-going review; b) an

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attractive bonus structure, summarized below; and c) eligibility in a long-term incentive plan that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards and/or cash-settled restricted stock unit awards. If such awards are granted, they will vest over a certain schedule, depending on the type of award granted.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of a portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms over one-year, three-year and five-year periods. The secondary benchmark is an index with an investment style substantially similar to that of the portfolio. Non-quantitative factors (which may include, but are not limited to, individual performance, risk management, teamwork, financial measures and consistency of contribution to the firm) also are considered. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by the Manager, with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by the Manager, the Manager’s 401(k) plan offers certain mutual funds managed by the Manager as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all DMC employees.

On April 30, 2021, Macquarie Asset Management completed the acquisition of Waddell & Reed Financial, Inc. (WDR). For 2021, the 30% deferral referenced above for the portfolio managers will continue.   The long-term incentive plan for portfolio managers, executives and certain others will also continue for 2021, with the intention that the award granted in March 2022 will be invested into the Macquarie Group Employee Retained Equity Plan.  For 2022 and beyond, all former WDR employees will be under the Macquarie retention programs.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within Macquarie Asset Management Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Securities

As of September 30, 2021, the portfolio managers did not own any shares of the Funds.

Trading Practices and Brokerage

The Manager selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

One of the duties undertaken by the Manager pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Fund.

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With respect to most Funds with fixed-income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions primarily are paid for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained.

The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the Manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or the Manager otherwise may combine orders for a Fund with those of the non-Transaction Funds or the Transaction Funds, or other accounts for which it has investment discretion, including accounts affiliated with the Manager. The Manager, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an IPO, the Manager ordinarily will allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures.

For a partially filled IPO order, subject to certain variances specified in the written procedures, the Manager generally allocates the shares pro rata among the included funds and/or advisory accounts based on the total assets of each account, subject to adjustments for de minimis allocations and round lots. Funds/accounts with investment strategies and policies that make an IPO more appropriate for those accounts may receive greater allocations compared to accounts for which the IPO is less suitable. An amount otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate the account’s cash availability, position limitations and investment restrictions. In such cases, the shares that would otherwise have been allocated to such accounts shall be reallocated to the remaining accounts in accordance with the written procedures. In all cases, the Manager seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its portfolios/funds and other advisory accounts.

Similarly, to the extent permitted by applicable law, a Fund’s sub-advisor may aggregate the securities to be sold or purchased for the Fund with those of other accounts managed by the sub-advisor. The sub-advisor is obligated to allocate any securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it believes to be the most equitable and consistent with its fiduciary obligations to the Fund and such other accounts.

Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.

Fund sub-advisors are required to effect derivative transactions using derivatives documentation executed by the Manager (e.g., ISDA Master Agreements and corresponding documents). A Fund’s sub-advisor is not authorized to trade derivative instruments under any other derivatives documentation.

To effect the portfolio transactions of a Fund, the Manager is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services directly or through others (research and brokerage services) considered by the Manager to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which the Manager has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by the Manager that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to the Manager. The Manager does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits the Manager from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Manager and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Manager in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by the Manager.

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Such investment research (which may be supplied by a third party) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of the Manager; serves to make available additional views for consideration and comparisons; and enables the Manager to obtain market information on the price of securities held in a Fund’s portfolio or being considered for purchase.

The following table sets forth the brokerage commissions paid by each of the Funds during the past three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019. These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

During the last three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Funds were as follows:

	2021	2020	2019
Delaware Ivy California Municipal High Income Fund	$0	$0	$0
Delaware Ivy Cash Management Fund	$0	$0	$0
Delaware Ivy Corporate Bond Fund	$4,951	$1,018	$0
Delaware Ivy Crossover Credit Fund	$486	$331	$0
Delaware Ivy Emerging Markets Local Currency Debt Fund	$7,050	$2,446	$3,503
Delaware Ivy Government Securities Fund	$0	$0	$0
Delaware Ivy High Yield Fund	$0	$0	$0
Delaware Ivy International Small Cap Fund	$159,387	$231,942	$224,475
Delaware Ivy Multi-Asset Income Fund	$106,962	$171,304	$173,509
Delaware Ivy Strategic Income Fund	$3,912	$379	$331
Delaware Ivy Total Return Bond Fund	$26,558	$24,245	$65,024

The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended September 30, 2021 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

	Amount of Transactions	Brokerage Commissions
Delaware Ivy California Municipal High Income Fund	$0	$0
Delaware Ivy Cash Management Fund	$0	$0
Delaware Ivy Corporate Bond Fund	$0	$0
Delaware Ivy Crossover Credit Fund	$0	$0
Delaware Ivy Emerging Markets Local Currency Debt Fund	$0	$0
Delaware Ivy Government Securities Fund	$0	$0
Delaware Ivy High Yield Fund	$0	$0
Delaware Ivy International Small Cap Fund	$206,423,786	$156,825
Delaware Ivy Multi-Asset Income Fund	$119,212,557	$93,611
Delaware Ivy Strategic Income Fund	$463,103	$1,022
Delaware Ivy Total Return Bond Fund	0	0

As of September 30, 2021, the Funds held the following amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents:

Fund	Name of Broker/Dealer	Market Value of Aggregate Holdings
Delaware Ivy Corporate Bond Fund	Bank of America Corp. Citigroup, Inc. Goldman Sachs Group, Inc. JPMorgan Chase & Co. Morgan Stanley Wells Fargo & Co.	$23,056 $17,241 $16,625 $15,141 $15,324 $8,818

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Fund	Name of Broker/Dealer	Market Value of Aggregate Holdings
Delaware Ivy Crossover Credit Fund	Bank of America Corp. Citigroup, Inc. Goldman Sachs Group, Inc. JPMorgan Chase & Co.	$482 $1,033 $495 $1,033
Delaware Ivy Multi-Asset Income Fund	Bank of America Corp. Morgan Stanley	$4,801 $2,411
Delaware Ivy Strategic Income Fund	Bank of America Corp. Barclays plc Citigroup, Inc. Credit Suisse Group AG Goldman Sachs Group, Inc. JPMorgan Chase & Co. Mizuho Financial Group, Inc. Wells Fargo & Co.	$768 $784 $761 $779 $775 $1,058 $646 $767
Delaware Ivy Total Return Bond Fund	Barclays plc Credit Suisse Group AG UBS Group AG	$474 $1,733 $458

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Funds have the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Sales Charges for Class A Shares

The Distributor reallows to broker-dealers a portion of the sales charge paid for purchases of Class A shares as described below and in the Prospectus. A major portion of the sales charge for Class A shares and the CDSC for Class C shares and for certain Class A shares are paid to financial advisors and registered representatives of third-party broker-dealers. The Distributor may compensate financial advisors for purchases with no associated front-end sales charge or CDSC.

For all Funds other than Delaware Ivy California Municipal High Income Fund:

The Distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:

•
1.00% - Sales of $1 million to less than $5 million

•
0.50% - Sales of $5 million to less than $25 million

•
0.25% - Sales of $25 million or more

For Delaware Ivy California Municipal High Income Fund:

The Distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:

•
1.00% - Sales of $250,000 to less than $5 million

•
0.50% - Sales of $5 million to less than $25 million

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•
0.25% - Sales of $25 million or more

On each purchase of the Class A shares of the Funds offered at the then public offering price, including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in each Fund’s then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A Shares).

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of the Fund. Shareholders of the Funds’ Institutional Classes may not vote on any matter that affects the Retail Classes’ distribution plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold. However, a Fund’s Class C shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to its Class A shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

Noncumulative Voting

The Trust’s shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchasing Shares

The Shares of the Funds

The shares of each of the Funds represent an interest in that Fund’s securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

Each Fund currently offers Class A shares. Each Fund (other than Delaware Ivy Crossover Credit Fund and Delaware Ivy High Yield Fund) offers Class C shares, and each Fund (other than Delaware Ivy Cash Management Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund and Delaware Ivy Total Return Bond Fund) offers Class Y shares. In addition, each Fund (other than Delaware Ivy California Municipal High Income Fund which does not offer Class R6 shares and Delaware Ivy Cash Management Fund which does not offer Class I or Class R6 shares) offers Class I and Class R6 shares.

Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC.

Class C shares are subject to a CDSC and to ongoing distribution and service fees. Class C shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund. However, Class C shares that have been held for fewer than eight years also will convert to Class A shares if (i) the Class C shares are not subject to a CDSC; (ii) a commission was not paid on the sale of such shares; and (iii) such shares represent dividend share holdings in a Fund that are no longer attached to shares originally purchased and funded by the shareholder. All conversions from Class C shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes. For investors invested in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.

Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Each Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal dividend, liquidation and redemption rights, except that due to the differing expenses borne by the classes, dividends and liquidation proceeds of Class C shares are expected to be lower than for Class A shares of a Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.

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The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust. There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust.

To the extent authorized by law, the Funds reserve the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class.

Purchase, Redemption and Pricing of Shares

Purchase of Shares

Minimum Initial and Subsequent Investments

The Funds’ initial and subsequent investment minimums generally are as follows, although the Funds and/or the Distributor may reduce or waive the minimums in some cases:

For Class A shares and Class C shares, initial investments must be at least $750 (per Fund) with the exceptions described in this paragraph. A minimum initial investment described in the Prospectus pertains to certain exchanges of shares from one fund to another fund within the Delaware Funds. A $150 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $50 or more made from a bank account. Shareholders purchasing through payroll deduction and salary deferral and/or employers making contributions to retirement accounts established with employer discretionary contributions may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Delaware Funds or Shares of Funds within the InvestEd Portfolios.

For Class I shares, Class R6 shares and Class Y shares, please check with your broker-dealer, plan administrator or third party recordkeeper for information about minimum investment requirements.

Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Manager deems to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Funds may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Funds will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund’s shares will be sold for NAV determined at the same time the accepted securities are valued. The Funds will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Funds must comply with the applicable laws of certain states.

Reduced Sales Charges (Applicable to Class A shares only)

Lower sales charges on the purchase of Class A shares are available by:

•
Rights of Accumulation: Effective July 1, 2021, upon your request, you can combine your holdings or purchases of a Fund and all share classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC), as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your financial intermediary, the Distributor or the Transfer Agent at the time of purchase. You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note you cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time. This feature may be available at a later time.

•
Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds within the Delaware Funds held in any MAP or SPA

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program through the predecessor parent company, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than 90 days after the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the 30 calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If the Distributor reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at 5% of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in the Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in the Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within the Delaware Funds will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence will not be considered for purposes of meeting the terms of an LOI. You cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time in order to fulfill your LOI. This feature may be available at a later time.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A and/or Class C shares in any other account that you may own, with your shares of any of the funds within the Delaware Funds held in any MAP or SPA program through the predecessor parent company, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (e.g., you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

2. All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.

3. All purchases of Class A shares made by you or your spouse for (a) your respective IRAs or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code may be grouped, provided that such purchases are subject to a sales charge (see Sales Charge Waivers for Certain Transactions below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase) or (b) your respective employee benefit plan accounts under Section 401(a) of the Code, including a 401(k) plan, may be grouped, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Delaware Ivy Cash Management Fund are not eligible for either Rights of Accumulation or LOI privileges, unless such shares have been acquired by exchange for Class A shares or Class E shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

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If you are investing $1 million or more ($250,000 or more for Delaware Ivy California Municipal High Income Fund), either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more ($250,000 or more for Delaware Ivy California Municipal High Income Fund) of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a WISC representative can answer your questions and help you determine if you are eligible.

Large Purchases

Reduced sales charges apply to large purchases of the Class A shares of any of the funds within the Delaware Funds or InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A shares in any of the funds within the Delaware Funds and/or a purchase or holding of shares of InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Delaware Ivy Cash Management Fund that were acquired by exchange of another Fund’s Class A shares or InvestEd Portfolios shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, also are taken into account. Additionally, Class C and Class E shares are taken into account.

Net Asset Value Purchases of Class A Shares

Class A shares of a Fund may be purchased at NAV by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Delaware Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the Distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of the predecessor parent company, and (for Class A shares only) former participants in the predecessor parent company 401(k) and Thrift Plan and/or the predecessor parent company Retirement Income Plan who are investing the distribution of plan assets into an IRA through the predecessor parent company. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A shares at NAV into new accounts that are established after October 31, 2019.

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by the Distributor or its affiliates established for any of these eligible purchasers also may be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant also may be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of Class A shares. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

Trustees, officers, directors or employees of Minnesota Life Insurance Company (Minnesota Life) or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each may purchase Class A shares at NAV, including purchases into certain retirement plans and certain trusts for these individuals.

Clients of those financial intermediaries that have entered into an agreement with the Distributor and that have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients) may purchase Class A shares at NAV.

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker-dealers with which the Distributor has entered into selling agreements may purchase Class A shares at NAV.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares may be made at NAV by participants in an employee benefit plan described in Section 401(a) (including a 401(k) plan) or Section 457(b) of the Code, where the plan has 100 or more eligible participants, and the shares are held in individual plan participant accounts on the Fund’s records.

Individuals (other than those individuals whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I or Class Y shares may purchase Class A shares at NAV.

Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which the Manager has entered into sub-advisory agreements may purchase Class A shares at NAV.

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Purchasing Shares

Individuals in a multi-participant employee benefit plan described in Sections 401(a), 403(b), or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless the Distributor has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver, may purchase Class A shares at NAV.

Individuals investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers may purchase Class A shares at NAV.

Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a), other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974 may purchase Class A shares at NAV, provided that such plan is assigned to the predecessor parent company as the broker-dealer of record at the time of transfer or rollover.

Purchases of Class A shares by individuals (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Delaware Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b), or 457(b) of the Code, and IRAs under Section 408 of the Code may be made at NAV, provided such reinvestment is made within 90 calendar days of receipt of the required minimum distribution.

Clients who transferred their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the InvestEd 529 Plan sponsored by the predecessor parent company due to the closing of the SM&R-sponsored 529 Plan, and who established their SM&R-sponsored Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R may purchase Class E shares at NAV.

Individuals (other than individuals whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Transaction Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.

Individuals investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by the predecessor parent company may purchase Class A shares at NAV.

Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund are not charged a sales load and are purchased at NAV.

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

There is no front-end sales charge when you purchase $1 million or more ($250,000 or more for Delaware Ivy California Municipal High Income Fund) of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more ($250,000 or more for Delaware Ivy California Municipal High Income Fund) of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” for a description of the dealer commission that is paid.

Sales Charge Waivers for Certain Transactions

Effective July 1, 2021, Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify your financial intermediary in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

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Exchange of Class A shares of another fund within the Delaware Funds or shares of any portfolio within the InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

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Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

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Reinvestment of the proceeds up to 90 days after you redeem shares under certain circumstances. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan

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contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Depending on the financial intermediary holding your account, your reinvestment privileges may differ from those described in this prospectus. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares from Delaware Ivy Cash Management Fund are subject to any sales charge applicable to the Ivy Fund being exchanged into, unless the Delaware Ivy Cash Management Fund shares were previously acquired by an exchange from Class A shares of another Ivy Fund for which a sales charge was already paid.

Sales of Class A shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges also may be used for certain short-term promotional activities by the Distributor. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Investment Plans

Group Systematic Investment Program

Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Funds and the Distributor do not themselves organize, offer or administer any such programs. However, depending upon the size of the program, the Funds or the Distributor may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code. The Funds reserve the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

Converting Shares

Self-Directed Conversions. Subject to the requirements set forth below, you may be eligible to convert your Class A, Class C, or Class I shares to another share class within the same fund.

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If you hold Class A or Class C shares and are eligible to purchase Class I shares or Class R6 shares as described in the sections entitled Class I Shares or Class R6 Shares in the Prospectus, you may be eligible to convert your Class A or Class C shares to Class I shares or Class R6 shares of the same fund.

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If you hold Class I shares and are eligible to purchase Class R6 shares, as described in the section entitled Class R6 Shares in the Prospectus, you may be eligible to convert your Class I shares to Class R6 shares of the same fund.

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If you hold Class C shares and are eligible to purchase Class A shares at NAV, you may be eligible to convert your Class C shares to Class A shares of the same fund.

A conversion from Class A or Class C shares to another share class will be subject to any deferred sales charge to which your Class A shares or Class C shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned,

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Investment Plans

depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of the Distributor to permit or reject such a conversion. A conversion between share classes of the same fund is not a taxable event.

Automatic Conversions. If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and your participation in that MAP or SPA program is terminated for any reason, your Class I shares may be automatically converted to Class A shares of the same Fund which have higher expenses (including Rule 12b-1 fees) than the expenses of the Class I shares. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

If you hold Class I shares through a ‘wrap fee’ or asset allocation program or other fee-based arrangement sponsored by a nonaffiliated broker-dealer or other financial institution that has entered into an agreement with the Distributor, but subsequently become ineligible to participate in the program or withdraw from the program, you may be subject to conversion of your Class I shares by the program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Such conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You should contact your program provider to obtain information about your eligibility for the provider’s program and the class of shares you would receive upon such a conversion.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up an account that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each taxable year up to 100% of his or her earned income, up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2022, the Annual Dollar Limit is $6,000. For individuals who have attained age 50 by the last day of the taxable year for which the contribution is made, the Annual Dollar Limit also includes a catch-up contribution. The maximum annual catch-up contribution is $1,000 for 2022. For a married couple, the maximum annual contribution is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.

Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor’s (or the couple’s) adjusted gross income (AGI) exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined AGI does not exceed $214,000 for 2022 is not affected by his or her spouse’s active participant status.

An investor also may use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer’s retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer’s retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer’s eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisors or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by the Distributor.

Roth IRAs. Investors having eligible earned income and whose AGI (or combined AGI, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per taxable year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of an investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to federal income tax.

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Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years and the account holder has reached age 59½ (or certain other conditions apply).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees of Small Employers (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees’ retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee’s compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans.

SIMPLE Plans involve fewer administrative requirements, generally, than traditional 401(k) or other Qualified Plans.

Owner-Only Plans. An owner-only plan, which is available to self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under this type of plan can contribute up to 100% of his or her annual earned income, with a maximum of $61,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2022. This plan- type does not include 401(k) or Roth 401(k) options.

Individual 401(k)/Exclusive(k) ® Plans allow self-employed individuals (and their spouses who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $61,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2022. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,500.

Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

457(b) Plans. If an investor is an employee of a state or local government or of certain types of tax-exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)(7)/TSAs — Custodial Accounts and ERISA 403(b) Plans. If an investor is an employee of a public school system, a church or other Code Section 501(c)(3) (that is, tax-exempt charitable or certain other organization), he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

Coverdell Education Savings Accounts. Although not technically for retirement savings, a Coverdell education savings account (ESA) provides a vehicle for saving for a child’s education. An ESA may be established for the benefit of any minor, and any person whose AGI does not exceed certain levels may contribute each taxable year up to $2,000, excluding rollover and transfer contributions, to an ESA (or to each of multiple ESAs) for the same beneficiary.

Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with “special needs,” as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay for the “qualified education expenses” of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.

More detailed information about these arrangements and applicable forms are available from the Distributor. These tax-advantaged retirement and other savings plans and other accounts may be treated differently under state and local tax laws and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax advisor or pension consultant.

Determining Offering Price and Net Asset Value

Determination of Offering Price

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Determining Offering Price and Net Asset Value

Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Funds’ other share classes are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Financial intermediaries are responsible for transmitting orders promptly.

Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00pm, Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day’s NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Funds’ next Business Day.

Delaware Ivy Cash Management Fund is offered for purchase, redemption, and exchange at a stable price of $1.00 per share on each Business Day. The Manager strives to manage the value of the Fund’s securities to stabilize its NAV at $1.00 per share. Although the Fund makes every effort to maintain a stable price and NAV, there is no assurance that it will always be able to do so. Delaware Ivy Cash Management Fund’s portfolio securities are normally valued at amortized cost, which approximates market value.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund’s total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, CMBS, and US government agency MBS, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. A Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

Each Class of a Fund will bear a pro rata portion of the common expenses of the Fund. Each class of a Fund will record a pro rata portion of income earned by the Fund. The pro rata calculation will be based on each class’s percentage of net assets in the Fund. The Institutional share classes will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans, and Class R6 shares will not incur any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to any broker, dealer, or other financial intermediaries. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

The SEC recently adopted the new Rule 2a-5 under the 1940 Act, which will establish an updated regulatory framework for registered investment company valuation practices and may impact a Fund's valuation policies following the effective compliance date in September 2022.

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Redemption and Exchange

General Information

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable.

Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account. The $10 fee is waived for the Trustees and officers of the Trust or of any affiliated entity of the Distributor, employees of the Distributor or of any of its affiliates, current financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each such Trustee, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent. WISC can send redemption proceeds via wire only to a United States domestic bank. Foreign wires are not permitted.

Flexible Withdrawal Service for Class A and Class C Shareholders

You may arrange to receive through the Flexible Withdrawal Service (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A or Class C shares that you own of any of the funds within the Delaware Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

You can choose to have shares redeemed to receive:

1. a monthly, quarterly, semiannual or annual payment of $50 or more;

2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares may be redeemed on any business day. Payments are made within 5 days of the redemption.

Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in your recognizing a gain or loss for federal income tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund also can terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your federal income tax return.

Exchange of Shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s

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Redemption and Exchange

prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please see “Redemption and Exchange—Limitations on Exchanges” if you are a shareholder of a Transaction Fund.

Exchanges for Shares of Other Delaware Funds or Shares of Funds within the InvestEd Portfolios

Class A Share Exchanges

Once a sales charge has been paid on Class A shares of a Delaware Fund or on shares of InvestEd Portfolios (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another fund within the Delaware Funds or shares of the InvestEd Portfolios. Minimum initial investment and subsequent investment requirements apply to such exchanges.

You may exchange Class A shares you own in another Delaware Fund or shares of InvestEd Portfolios for Class A shares of a Delaware Fund without charge if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid. Minimum initial investment and subsequent investment requirements apply to such exchanges.

You may redeem your Class A shares of a Delaware Fund and use the proceeds to purchase Class I or Class Y shares of the Fund if you meet the criteria for purchasing Class I or Class Y shares.

Class C Share Exchanges

You may exchange Class C shares of a Delaware Fund for Class C shares of another fund within the Delaware Funds without charge.

The redemption of a Fund’s Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Delaware Ivy Cash Management Fund automatically exchanged each month into Class C shares of an Ivy Fund, provided you already own Class C shares of that fund. Minimum initial investment and subsequent investment requirements apply to such exchanges.

Class I Share Exchanges

Class I shares of a Delaware Fund may be exchanged for Class I shares of any other fund within the Delaware Funds that offers Class I shares.

Class R6 Share Exchanges

Class R6 shares of a Delaware Fund may be exchanged for Class R6 shares of any other fund within the Delaware Funds that offers Class R6 shares.

Class Y Share Exchanges

Class Y shares of a Delaware Fund may be exchanged for Class Y shares of any other fund within the Delaware Funds that offers Class Y shares.

General Exchange Information

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within the Transaction Funds may be sold only within the United States, the Commonwealth of Puerto Rico, and the US Virgin Islands. In addition, each fund within the Delaware Funds also may be sold in Guam.

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Delaware Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Delaware Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder’s exchange privilege.

An exchange is considered a taxable event and may result in a capital gain or a capital loss, for federal income tax purposes.

The transfer agent for the Delaware Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Exchanges of Class A shares from Delaware Ivy Cash Management Fund are subject to any sales charge applicable to the fund being exchanged into, unless Delaware Ivy Cash Management Fund shares were previously acquired by an exchange from Class A shares of another Delaware Fund for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares). You may sell your Class I or Class Y shares of any of the Funds within the Delaware Funds and buy Class I or Class Y shares, respectively, of another fund within the Delaware Funds or

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Class A shares of Delaware Ivy Cash Management Fund. Class A shares of any of the Funds within the Delaware Funds also may be exchanged for shares of InvestEd Portfolios. Class C shares of Delaware Ivy Cash Management Fund are not available for direct investment. Therefore, you may utilize Class A shares of Delaware Ivy Cash Management Fund for systematic exchanges into Class C shares of a non-money market Fund.

Abandoned Property

It is the responsibility of the shareholder to ensure that WISC maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to WISC. If WISC is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. WISC is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. If your account has no shareholder-initiated activity for a period of time, determined by each state, WISC may be required to transfer the shares to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.

Reinvestment Privilege

Each Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares of that Fund at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 90 calendar days for Class A shares after your redemption request was received in good order, and the Fund must be offering Class A shares of the Fund at the time your reinvestment request is received (minimum investment amounts will apply). You can do this only once each calendar year as to Class A shares of a Fund. The reinvestment must be made into a Transaction Fund and class of shares from which it had been redeemed. Shareholders impacted by a Transaction Fund liquidation have up to 90 days to buy back into Class A shares of another Transaction Fund at NAV upon reentry and notification to the transfer agent or the shareholder’s financial intermediary.

This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Each Fund also offers a reinvestment privilege for Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. The CDSC, if applicable, will not apply to the proceeds of Class A (as applicable) or Class C shares of a Fund which are redeemed, if equal to or greater than $10.00, and then reinvested in shares of the same class of the Fund within 90 calendar days for Class A shares after such redemption. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received.

Your written request to do this must be received within and 90 calendar days for Class A shares after your redemption request was received in good order. You can do this only once each calendar year as to Class C shares, and once each calendar year as to certain Class A shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into a Transaction Fund and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Mandatory Redemption of Certain Small Accounts

Each Fund has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $650. The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 calendar days to bring their accounts up to the minimum before this redemption is processed.

Additional Information on Check Writing for Delaware Ivy Cash Management Fund

Checks may not be presented for payment at the office of the bank upon which the checks are drawn because under 1940 Act rules, redemptions may be effected only at the next price determined after the redemption request is presented to WISC. This limitation does not affect checks used for payment of bills or cashed at other banks. Shareholders may not close their accounts through the writing of a check. If a shareholder is subject to backup withholding described in the Prospectus, no checks will be honored. This privilege is not available for most retirement plan accounts. Contact WISC for further information.

Limitations on Exchanges

If you received shares of a Transaction Fund, you may not be able to exchange shares of your Fund into other non-Transaction Funds at the current time.

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Distributions and Taxes

Taxes

General

Each Fund is treated as a separate corporation for federal tax purposes. Each Fund has elected and qualified since its inception for treatment as a registered investment company (RIC) under the Code, and each intends to continue to qualify for that treatment so that it is relieved of federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and 90% of its net tax-exempt income, if any, including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year, plus, in the case of Delaware Ivy California Municipal High Income Fund, its net interest income excludable from gross income under Section 103(a) of the Code (Distribution Requirement) and must meet several additional requirements. For each Fund, these requirements include the following:

•
the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts, or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and

•
at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than US government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

The gains that a Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund's investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by a Fund in precious metals, structured notes linked to precious metals or options or futures contracts on precious metals made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, notes, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, notes, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. Each Fund that invests in such metals, notes, options or futures contracts intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.

A Fund will be able to cure a failure to satisfy any of the Income and RIC Diversification Requirements under the RIC Modernization Act of 2010 (the Modernization Provisions) as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

If any Fund failed to qualify for treatment as a RIC for any taxable year and was unable, or determined not to, avail itself of the Modernization Provisions, then for federal tax purposes, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the shareholders would treat all those distributions, including distributions of net capital gain and, for Delaware Ivy California Municipal High Income Fund, distributions that otherwise would be “exempt-interest dividends” as described below, as taxable dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income, except as follows: (i) for individual and certain other noncorporate shareholders (each, a “noncorporate shareholder”), the part of such dividends that is “qualified dividend income” (as defined below under Shareholder Tax Considerations) would be subject to federal income tax at the rates for net capital gain ‑ a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually); and (ii) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions a Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

Each Fund will be subject to a nondeductible 4% federal excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the

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end of the current taxable year as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

When a Fund engages in securities lending, while securities are loaned out by such Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass- through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Partnerships and QPTPs

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income. All of the net income derived by a fund from an interest in a QPTP will be treated as Qualifying Income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for US federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for US federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs generally are expected to be treated as partnerships for US federal income tax purposes, some MLPs may be treated as passive foreign investment companies or “regular” corporations for US federal income tax purposes. The treatment of particular MLPs for US federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and US possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Subject to its investment policies and restrictions, a Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.

Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, a Fund might make a “qualified electing fund” (QEF) or “marked-to-market” election. If a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary

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earnings and net capital gain ‑ which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax ‑ even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to mark-to-market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

Each Fund that is permitted to invest in forward currency contracts may elect to treat gains and losses from those contracts as capital gains or losses. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Delaware Ivy California Municipal High Income Fund

Delaware Ivy California Municipal High Income Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“municipal market discount bonds”). Market discount on a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity thereof. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition; in lieu of such treatment, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies (see the discussion under General above regarding options and futures contracts on gold), will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any Financial Instrument to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax.

A Fund's need to satisfy the Income Requirement and the RIC Diversification Requirements to qualify for treatment as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement in particular, whether such a payment is, wholly or partially, ordinary income or capital gain will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the IRS. While each Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the IRS might not accept that treatment. If it did not, a Fund's status as a RIC might be affected. The Funds intend to monitor developments in this area.

Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

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Certain futures contracts, foreign currency contracts and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which a Fund may invest will be “Section 1256 contracts.” Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked to market (that is, treated as sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise Tax. A Fund may need to distribute any net marked-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income, and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain a Fund recognizes, even though it may not have closed the transactions and received cash to pay distributions of that gain.

Under Code Section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income, rather than affecting the amount of its net capital gain. (Note, however, that under certain circumstances, a Fund may make an election to treat foreign currency gain or loss on certain forward contracts, futures contracts and options as capital gain or loss). If a Fund's Section 988 losses (other than those to which such an election applies) exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures, or forward currency contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

The premium a Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

Income from REITs

Subject to its investment policies and restrictions, a Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be “excess inclusion income.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income; however, those regulations have not yet been issued.

Under a 2006 Notice issued by the IRS, a portion of a Fund’s income from a US REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, TMP directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities,

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and tax- exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income. However, no Fund will invest directly in REMIC residual interests or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Income from OID Securities

Subject to its investment policies and restrictions, a Fund may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of OID on tax-exempt securities) the OID that accrues on them during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income each taxable year, securities it receives as “interest” on PIK securities. Because a Fund annually must distribute (1) substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to avoid imposition of the Excise Tax, and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID), to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Convertible Securities

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Shareholder Tax Considerations

Dividends a Fund pays to you from its investment company taxable income will be taxable as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the federal income tax rates for net capital gain ‑ a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) ‑ the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations ‑ subject to similar restrictions.

Distributions to you of a Fund’s net capital gain (net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs and other tax-exempt investors will be subject to federal income tax on dividends and capital gain distributions received from a Fund, regardless of whether they are received in cash or additional Fund shares.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.

Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund share (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.

A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. The Funds will calculate the shareholder’s cost basis using its default method, unless the shareholder instructs a Fund to use a different calculation method. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

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If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short- term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations ‑ which may occur for one or more Funds, the Fund will be eligible to, and may file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or US possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individual shareholders of a Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes a Fund paid if the shareholder has not held that Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a US trade or business.

Income dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate) and US estate tax. Income from a Fund that is effectively connected with a US trade or business carried on by a foreign shareholder will subject ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Generally, dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or is contingent interest; and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Funds reserve the right to not report interest- related dividends or short-term capital gain dividends. Additionally, the Funds’ reporting of interest-related dividends or short- term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder’s country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN-E (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN-E provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign tax.

Foreign shareholders may be subject to US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Funds from net long-term capital gains, exempt-interest dividends, interest-related dividends and short- term capital gain dividends, if such amounts are reported by the

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Funds. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to back-up withholding at a rate of 24%, if such shareholder fails to properly certify that he or she is not a US person.

Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. After December 31, 2018, FATCA withholding also would have been applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale or a redemption of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding no longer is required unless final regulations provide otherwise (which is not expected). As more fully discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts US persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, also certifies that (i) it has no substantial US persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be a Fund). The Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has US accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with US regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, by also certifying that either (1) it does not have any substantial US owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisor regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

The foregoing is an abbreviated summary of certain federal income tax considerations affecting each Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisor for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.

Delaware Ivy California Municipal High Income Fund Shareholders

Dividends paid by Delaware Ivy California Municipal High Income Fund will qualify as exempt-interest dividends, and thus will be excludable from its shareholders’ gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a) of the Code. The Fund intends to continue to satisfy this requirement. The aggregate dividends paid by the Fund and excludable from all its shareholders’ gross income for a taxable year may not exceed the Fund’s net tax-exempt income for the year. The Fund uses the average annual method to determine the exempt-interest portion of each distribution, and the percentage of income identified as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry the Fund shares is not deductible for federal income tax purposes.

Entities or other persons who are “substantial users” (or persons related to substantial users) of facilities financed by PABs should consult their tax advisors before purchasing the Fund’s shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, “substantial user” is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

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Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose modified AGI (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still will be tax-exempt to the extent described above; they will only be included in the calculation of whether a recipient’s income exceeds the established amounts.

If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds above, the portion of the Fund’s dividends attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as exempt-interest dividends. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax advisor concerning its investment in the Fund’s shares.

If the Fund’s shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any balance of the loss that is not disallowed will be treated as a long- term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Code imposes an AMT on individuals, trusts and estates. (Under the Tax Cuts and Jobs Act, corporations no longer are subject to AMT for taxable years of the corporation beginning after December 31, 2017.) Interest on certain PABs is included as an item of tax preference (Tax Preference Item) in determining the amount of a taxpayer’s federal alternative minimum taxable income (AMTI), although that interest remains fully tax-exempt for regular federal income tax purposes. To the extent that the Fund receives income from municipal securities that is a Tax Preference Item, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders whose tax liability is determined under the AMT. The Fund will annually provide a report indicating the percentage of its income that is a Tax Preference Item.

In addition, for certain corporations to which the AMT applies as discussed above, AMTI is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings” (ACE)) and the amount otherwise determined to be the AMTI. Interest on all municipal securities, including non-PABs, and therefore a distribution by the Fund that would otherwise be fully tax-exempt, is included in calculating a corporation’s ACE.

The American Recovery and Reinvestment Act of 2009 provides that bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs ‑ and the interest thereon thus will not be a Tax Preference Item ‑ and the interest on those bonds will not be included in a corporate taxpayer’s ACE.

California Tax Matters

The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect, as it directly governs the taxation of resident individual shareholders of Delaware Ivy California Municipal High Income Fund. This summary does not address the taxation of other shareholders, nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund.

The following is based on the assumptions that the Fund will qualify as a RIC under Subchapter M of the Code, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders for federal and California purposes, and that it will make such distributions of income and gains as are necessary to qualify to be taxed as a RIC for federal income tax purposes.

To the extent that dividends from the Fund are derived from interest on California tax-exempt securities and certain US Government securities, such dividends also will be exempt from California personal income taxes. Under California law, if a fund that qualifies as a RIC has, at the close of each quarter of such fund’s taxable year, at least 50% of the value of its total assets invested in California state and local government obligations or in certain other obligations that, when held by individuals, pay interest that is exempt from tax by California under California or federal law, then distributions by the Fund that are attributable to interest on any such obligation will be exempt from California personal income taxes.

All other distributions, including distributions attributable to capital gains, will be includable in gross income for purposes of the California personal income tax. Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in shares of the Fund will not be deductible for purposes of the California personal income tax.

Gain on the sale, exchange or other disposition of holders of shares of the Fund will be subject to the California personal income tax. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. In addition, any loss realized by a holder of shares of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the “wash sale” rules.

Unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any. In addition, unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference

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Distributions and Taxes

for California personal alternative minimum tax purposes. Because California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

Shares of the Fund may be subject to the California estate tax if held by a California decedent at the time of death.

Other State and Local Tax Matters

While exempt-interest dividends are exempt from regular federal and California income taxes, the exemption from US federal income tax for exempt-interest dividends generally does not apply for such dividends under the income or other tax laws of any state or local taxing authority. Some states, however, exempt from state income tax that portion of any exempt-interest dividend that is derived from interest that a RIC receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, Delaware Ivy California Municipal High Income Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

The foregoing is an abbreviated and general summary of certain provisions of current California law relating to the taxation of the shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. Shareholders of the Fund are advised to consult with their own tax advisors For more detailed information concerning California tax matters or the tax laws of their state and locality of residence.

Performance Information

To obtain the Funds’ most current performance information, please call 888 923-3355 or visit our website at ivyinvestments.com.

Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

The Funds’ Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of PricewaterhouseCoopers LLP (PwC), the independent registered public accounting firm for the Trust, for the fiscal year ended September 30, 2021, are included in the Funds’ Annual Reports to shareholders. The financial statement information for fiscal years ended prior to September 30, 2021 were audited by the Funds’ prior independent registered public accounting firm. The financial statements and Financial Highlights, the notes relating thereto and the report of PwC listed above are incorporated by reference from the Annual Reports into this SAI. PwC, which is located at 2001 Market Street, Philadelphia, PA 19103, was selected as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2022.

Principal Holders

As of January 3, 2022, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. Management does not have knowledge of beneficial owners.

Class	Name and Address of Account	Percentage
DELAWARE IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND
Class A	Estate Of John Ray Morales Pasadena, CA	12.52%
	Gary A Dapelo Living trust Monarch Beach, CA	13.25%
	Lpl Financial Services San Diego, CA	68.49%
Class C	Lpl Financial Services San Diego, CA	93.38%
	Raymond James St Petersburg, FL	6.19%
Class I	Lpl Financial Services San Diego, CA	89.67%

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Class	Name and Address of Account	Percentage
Class Y	Brandon And Anita Strahan Living Colton, CA	31.29%
	Charles Schwab & Co Inc San Francisco, CA	66.91%
DELAWARE IVY CASH MANAGEMENT FUND
Class A	Lpl Financial San Diego, CA	69.55%
Class C	Allan W Mcbrayer Houston, TX	5.13%
	Ira Fbo David A Uerkwitz Kingman, IN	18.13%
	Lpl Financial Services San Diego, CA	32.27%
DELAWARE IVY CORPORATE BOND FUND
Class A	Lpl Financial San Diego, CA	81.81%
Class C	Lpl Financial San Diego, CA	71.60%
	Scott L Leven Springfield, MO	8.54%
Class I	Lpl Financial San Diego, CA	94.14%
Class R6	Bank Of New York-Mellon Cust Shawnee Mission, KS	5.91%
	Cust Bnk Of New York-Mellon Shawnee Mission, KS	6.04%
	Ivy Invested 20 Portfolio Shawnee Msn, KS	7.03%
	Ivy Invested 40 Portfolio Shawnee Msn, KS	7.51%
	Ivy Invested 60 Portfolio Shawnee Msn, KS	5.74%
	Ivy Invested 70 Portfolio Shawnee Msn, KS	6.30%
Class R6	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	55.18%
Class Y	Ivy Investment Management Company Shawnee Msn, KS	100.00%
DELAWARE IVY CROSSOVER CREDIT FUND
Class A	Lpl Financial Services San Diego, CA	76.99%
Class I	American Enterprise Investment Svc Minneapolis, MN	28.46%
	Lpl Financial Services San Diego, CA	67.23%
Class R6	Bank Of New York-Mellon Cust Shawnee Mission, KS	13.54%
	Cust Bnk Of New York-Mellon Shawnee Mission, KS	16.17%
	Ivy Invested 20 Portfolio Shawnee Msn, KS	7.45%

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Principal Holders

Class	Name and Address of Account	Percentage
	Ivy Invested 40 Portfolio Shawnee Msn, KS	23.88%
	Ivy Invested 60 Portfolio Shawnee Msn, KS	15.63%
	Ivy Invested 70 Portfolio Shawnee Msn, KS	20.03%
Class Y	Charles Schwab & Co Inc San Francisco, CA	11.65%
	Ivy Investment Management Company Shawnee Msn, KS	83.22%
	Nationwide Trust Company Fsb Columbus, OH	5.12%
DELAWARE IVY EMERGING MARKETS LOCAL CURRENCY DEBT FUND
Class A	Lpl Financial Services San Diego, CA	69.78%
Class C	Jerry Keith Luttrell Irving, TX	5.71%
	Lpl Financial San Diego, CA	69.90%
	Ubs Financial Services Jersey City, NJ	13.97%
Class I	Lpl Financial Services San Diego, CA	90.55%
Class R6	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	99.96%
Class Y	Ivy Investment Management Company Shawnee Msn, KS	99.99%
DELAWARE IVY GOVERNMENT SECURITIES FUND
Class A	Lpl Financial San Diego, CA	79.76%
Class C	Charles Schwab & Co Inc San Francisco, CA	5.69%
	Lpl Financial Services San Diego, CA	55.13%
	Odessa Jones Miami, FL	10.86%
	Thomas & Rosemary Mcleod Spartanburg, SC	6.54%
Class I	Lpl Financial San Diego, CA	92.48%
Class R6	Bank Of New York-Mellon Cust Shawnee Mission, KS	15.00%
	Cust Bnk Of New York-Mellon Shawnee Mission, KS	9.13%
	Ivy Invested 0 Portfolio Shawnee Msn, KS	8.27%
	Ivy Invested 20 Portfolio Shawnee Msn, KS	11.21%

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Class	Name and Address of Account	Percentage
	Ivy Invested 40 Portfolio Shawnee Msn, KS	10.36%
	Ivy Invested 60 Portfolio Shawnee Msn, KS	7.01%
	Ivy Invested 70 Portfolio Shawnee Msn, KS	10.87%
	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	26.74%
DELAWARE IVY HIGH YIELD FUND
Class A	Lpl Financial Services San Diego, CA	89.30%
Class I	Lpl Financial Services San Diego, CA	93.36%
Class R6	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	99.94%
DELAWARE IVY INTERNATIONAL SMALL CAP FUND
Class A	Lpl Financial Services San Diego, CA	61.52%
	National Financial Services Llc Jersey City, NJ	10.87%
Class C	American Enterprise Investment Svc Minneapolis, MN	12.74%
	Brian D Jones Pasco, WA	5.92%
	First Clearing, Llc St Louis, MO	12.30%
	Lpl Financial Services San Diego, CA	42.63%
Class I	Ameritrade Clearing Omaha, NE	16.16%
	Lpl Financial Services San Diego, CA	74.23%
Class R6	Ivy Invested 70 Portfolio Shawnee Msn, KS	5.08%
	Ivy Managed International Mission, KS	31.82%
	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	53.00%
Class Y	Charles Schwab & Co Inc San Francisco, CA	100.00%
DELAWARE IVY MULTI-ASSET INCOME FUND
Class A	Edward D Jones & Co Saint Louis, MO	6.65%
	Lpl Financial Services San Diego, CA	63.93%
Class C	American Enterprise Investment Svc Minneapolis, MN	15.49%
	Charles Schwab & Co Inc San Francisco, CA	5.38%

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Principal Holders

Class	Name and Address of Account	Percentage
	Lpl Financial Services San Diego, CA	28.98%
	National Financial Services Llc Jersey City, NJ	14.23%
	Raymond James St Petersburg, FL	5.34%
	Ubs Financial Services Jersey City, NJ	6.21%
Class I	Lpl Financial Services San Diego, CA	83.95%
Class R6	Edward D Jones & Co Saint Louis, MO	88.77%
	National Financial Services Llc Jersey City, NJ	8.71%
Class Y	Charles Schwab & Co Inc San Francisco, CA	88.40%
	National Financial Services Llc Jersey City, NJ	11.60%
DELAWARE IVY STRATEGIC INCOME FUND
Class A	Edward D Jones & Co Saint Louis, MO	6.03%
	Lpl Financial Services San Diego, CA	77.39%
Class C	American Enterprise Investment Svc Minneapolis, MN	5.85%
	Lpl Financial Services San Diego, CA	70.37%
Class I	American Enterprise Investment Svc Minneapolis, MN	5.59%
	Lpl Financial Services San Diego, CA	86.12%
Class R6	Edward D Jones & Co Saint Louis, MO	95.59%
Class Y	Charles Schwab & Co Inc San Francisco, CA	95.16%
DELAWARE IVY TOTAL RETURN BOND FUND
Class A	Lpl Financial Services San Diego, CA	81.81%
Class C	Lpl Financial Services San Diego, CA	90.23%
Class I	Lpl Financial Services San Diego, CA	94.69%
Class R6	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	99.89%

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Appendix A — Description of Ratings

Corporate Obligation Ratings

Moody’s Investment Grade

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

Moody’s Below Investment Grade

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

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Appendix A — Description of Ratings

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody’s

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P’s ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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Appendix B — Trustee Compensation

The fees paid to the Transaction Fund Trustees were allocated among the funds within the Transaction Funds Complex based on each fund’s relative asset size. During the fiscal year ended September 30, 2021, the Trustees of the Transaction Funds prior to and after April 30, 2021 and the Trustees of the Transaction Funds prior to April 30, 2021 received (or were entitled to receive) the following compensation for service as a Trustee of the Trust and each of the other trusts within the Transaction Funds Complex:

Predecessor Independent Trustee	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]	Total Compensation from the Investment Companies in the Transaction Funds Complex deferred
James M. Concannon	$157,298	$186,667	$45,000
H. Jeffrey Dobbs	$190,170	$225,586	$0
James D. Gressett	$165,732	$196,667	$37,500
Joseph Harroz, Jr.[2]	$249,920	$289,336	$10,000
Glendon E. Johnson, Jr.	$165,732	$196,667	$0
Sandra A.J. Lawrence	$190,502	$226,003	$0
Frank J. Ross, Jr.	$181,195	$215,000	$0
Michael G. Smith	$168,555	$200,000	$121,250
Edward M. Tighe[3]	$83,113	$98,750	$7,875

1 No pension or retirement benefits have been accrued as a part of the Trust’s expenses.

2 Mr. Harroz received an additional annual fee of $100,000 for his services as Independent Chair of the predecessor Board and of the Board of Trustees of each of the other trusts within the predecessor Fund Complex.

3 Retired as of December 31, 2020.

Predecessor Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]
Henry J. Herrmann	$0	$0
Philip J. Sanders	$0	$0

1 No pension or retirement benefits have been accrued as a part of the Trust’s expenses.

Neither Mr. Herrmann nor Mr. Sanders received compensation from any of the funds in the Transaction Fund Complex. The officers, as well as the Interested Trustees, were paid by the Transaction Funds’ prior investment manager or its affiliates.

The board of directors of the Ivy Predecessor Funds created an honorary position of Director Emeritus, whereby a director of the Ivy Predecessor Funds who attained the age of 75 was required to resign his or her position as director and, unless he or she elected otherwise, to serve as a Director Emeritus, provided the director had served on the board of the Ivy Predecessor Funds (or predecessor entity) for at least five years, which need not have been consecutive. A Director Emeritus had no authority or responsibility with respect to the management of the Funds, but did receive fees in recognition of his or her past services, whether or not services were rendered in his or her capacity as Director Emeritus. The Board has eliminated the plan for present and future Board members.

Under the Ivy Predecessor Funds board’s plan, a Director Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a director of the Ivy Predecessor Funds.

Similarly, the board of the WRA Funds created an honorary emeritus position for former trustees of those funds (a “WRA Funds Trustee Emeritus”). Under that plan, an incumbent trustee who had attained the age of 70 could elect to serve as a Trustee Emeritus. Alternatively, if a trustee was initially elected on or after May 31, 1993 to the board of the WRA Funds or to the board of trustees of either Ivy VIP or InvestEd Portfolios (each, an “Other Trust”), or as a director of a fund to which the WRA Funds or an Other Trust was the successor, and had attained the age of 78, such trustee was required to resign his or her position as trustee and, unless he or she elected otherwise, serve as Trustee Emeritus. In either case, that trustee must have served as a trustee or director of the WRA Funds or an Other Trust for at least five years, which need not have been consecutive. A WRA Funds Trustee Emeritus received fees in recognition of his or her past services whether or not services were rendered in his or her Emeritus capacity, but he or she had no authority or responsibility with respect to the management of the Trust. The board of the WRA Funds combined with the Board of the Transaction Funds in 2017; therefore, the only Trustees on the Board of the Transaction Funds who were eligible for the position of WRA Funds Trustee Emeritus were those Trustees who were trustees of the WRA Funds on December 31, 2016. The Board has eliminated the WRA Funds Trustee Emeritus plan for past, present and future Board members effective on April 30, 2021, and the Funds discontinued payments under the plan on that date.

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Appendix B — Trustee Compensation

A WRA Funds Trustee Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a trustee or director. If a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust before May 31, 1993, such annual fee was payable as long as the trustee or director held WRA Funds Trustee Emeritus status, which could have been for the remainder of his or her lifetime. However, if a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust on or after May 31, 1993, such WRA Funds Trustee Emeritus received such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her emeritus service, or in an equivalent lump sum. A Trustee who took the position of WRA Funds Trustee Emeritus after January 1, 2017, was only entitled to receive an annual fee in an amount equal to the annual retainer he or she received in 2016.

Each of Messrs. Jarold W. Boettcher, John A. Dillingham, and Frederick Vogel III served as a WRA Funds Trustee Emeritus. Mr. Vogel initially was elected to a board of directors of a fund in the Fund Complex before May 31, 1993, and therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a Director until the plan was eliminated. Each of the other WRA Funds Trustee Emeritus initially were elected after May 31, 1993, and each therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a trustee for three years commencing upon the date he became a WRA Funds Trustee Emeritus.

The fees paid to each WRA Funds Trustee Emeritus were allocated among the funds that were in existence at the time the WRA Funds Trustee Emeritus was elected to that status, based on each fund’s net assets at that time. As a result of transactions by which certain Transaction Funds assumed the assets and liabilities of corresponding predecessor WRA Funds, such payments were the responsibility of the corresponding successor Funds.

The following table shows the total fees paid, as well as the portion of those fees paid by the Trust to the current WRA Funds Trustee Emeritus, for the fiscal year ended September 30, 2021:

Trustee Emeritus	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]
Jarold W. Boettcher	$125,828	$150,000
John A. Dillingham	$35,508	$42,500
Frederick Vogel III	$45,330	$58,875

1 No pension or retirement benefits have been accrued as a part of the Trust’s expenses.

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Prospectus

Nasdaq ticker symbols
	Class A	Class E	Class I	Class R6	Class R
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund (formerly, Ivy ProShares Interest Rate Hedged High Yield Index Fund)	IAIRX	IIREX	IIIRX	n/a	IIRRX
Delaware Ivy ProShares MSCI ACWI Index Fund (formerly, Ivy ProShares MSCI ACWI Index Fund)	IMWAX	IMWEX	IMWIX	n/a	n/a
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund (formerly, Ivy ProShares Russell 2000 Dividend Growers Index Fund)	IRUAX	IRUEX	IRUIX	n/a	n/a
Delaware Ivy ProShares S&P 500 Bond Index Fund (formerly, Ivy ProShares S&P 500 Bond Index Fund)	IAPRX	IPREX	IPRIX	n/a	n/a
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund (formerly, Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)	IDAAX	IDAEX	IDAIX	IDANX	IDARX

January 28, 2022

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit ivyinvestments.com.

Fund summaries

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund

(formerly, Ivy ProShares Interest Rate Hedged High Yield Index Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

At the close of business on September 30, 2021, the Fund closed to purchases by new investors, except for certain investors, such as those in certain advisory programs with specific financial intermediaries who have a written arrangement with the Fund’s distributor. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Fund’s liquidation date. Shareholders will receive at least 60 days’ notice of the Fund’s liquidation date. The Fund may be subject to increased tracking error as the Fund approaches its liquidation date.

What is the Fund’s investment objective?

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund seeks investment results, before fees and expenses, that track the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (Index).

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		E		I	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.50%		2.50%		none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none
Maximum account fee	none		$20	[2]	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		E		I		R
Management fees	0.50%		0.50%		0.50%		0.50%
Distribution and service (12b-1) fees	0.25%		0.25%		none		0.50%
Other expenses	0.58%		0.62%		0.72%		0.83%
Total annual fund operating expenses	1.33%		1.37%		1.22%		1.83%
Fee waivers and expense reimbursements	(0.43%)	[3]	(0.56%)	[3]	(0.57%)	[3]	(0.39%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.90%		0.81%		0.65%		1.44%

[1]

For Class A and Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A and Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

[2]

With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.90% for Class A shares; 0.81% for Class E shares; and 0.65% for Class I shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

Fund summaries

Class	A	E	I	R
1 year	$340	$351	$66	$147
3 years	$620	$679	$331	$538
5 years	$920	$1,029	$615	$954
10 years	$1,775	$2,008	$1,427	$2,116

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund seeks to achieve its objective by investing all, or substantially all, of its assets in investments (including debt securities and derivatives) that should track the performance of the Index or in financial instruments that provide similar exposure. The Index is comprised of (a) long positions in U.S. dollar-denominated high yield corporate bonds rated below “investment-grade” (High Yield Bonds) and (b) short positions in U.S. Treasury notes or bonds (Treasury Securities) of, in aggregate, approximate equivalent duration to the High Yield Bonds. The Index is published under the Bloomberg ticker symbol “CFIIHYHG.”

By taking short Treasury Securities positions, the Index seeks to mitigate the negative impact of rising Treasury interest rates (interest rates) on the performance of such High Yield Bonds (conversely, limiting the positive impact of falling interest rates). In entering these positions, the Index seeks to achieve an overall effective duration of zero. The short positions are not intended to mitigate other factors influencing the price of High Yield Bonds, such as credit risk, which may have a greater impact than rising or falling Treasury interest rates.

The Fund will invest in long High Yield Bond positions included in the Index, which are designed to represent the more liquid universe of high yield bonds offered within the United States. The issuers of High Yield Bonds, commonly referred to as “junk” bonds, have a greater risk of default — not paying interest or principal in a timely manner. Eligible bonds include High Yield Bonds issued by companies domiciled in the U.S. and Canada that: (i) have a fixed rate (including callable bonds); (ii) have a maximum rating of Ba1/BB+ and a minimum rating of Ca/C by both Moody’s Investors Service, Inc. (Moody’s) and S&P Global Ratings, a division of S&P Global Inc. (S&P); (iii) have a minimum of $1 billion of face amount outstanding; and (iv) have been issued within the past five years. All eligible issues must have at least one year remaining until maturity. No more than two issues from each issuer are allowed in the Index, and no more than 2% of the Index is allocated to any single issuer. The Index also may include Rule 144A securities (which generally are restricted securities that are available only to “qualified” investors pursuant to an exemption under the securities laws). The Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis.

In seeking to track the Index, the Fund also will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (ETFs)), interest rates or indexes. The Fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities, but also may do so to a limited extent to obtain High Yield Bond exposure. These derivatives principally include futures contracts and total return swaps. Futures contracts are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. Swap agreements are contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction that this Fund will be entering, one party agrees to pay the return earned or realized on particular predetermined investments or instruments in exchange for a predetermined floating rate. The gross return to be exchanged or “swapped” with the floating amount between the parties is calculated with respect to a “notional amount” (e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities). The Fund may invest in derivatives in an amount up to 100% of the Fund’s total assets. Cash held by the Fund typically will be in money market instruments.

Because the Index seeks to hedge against rising Treasury interest rates, the Index is designed to outperform a long-only portfolio of the same High Yield Bonds in a rising interest rate environment and underperform that portfolio in a falling or static interest rate environment. The Index may be more volatile than a long-only position in the same High Yield Bonds. Performance of the Index could be particularly poor in risk-averse, flight-to-quality environments when it is common for High Yield Bonds to decline in value and for interest rates to fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the High Yield Bonds. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates.

2

The Fund invests in a combination of securities and derivatives that ProShare Advisors LLC (ProShare Advisors), the Fund’s investment subadviser, believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets in High Yield Bonds.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction, or the financial condition of a particular High Yield Bond issuer. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or securities not contained in the Index, or in financial instruments, which exposure is intended to have aggregate characteristics similar to those of the Index, including the general credit profile of the Index, and may invest in securities not contained in the Index.

In seeking to match the general credit profile of the Index, ProShare Advisors will rely solely on credit ratings provided by Moody’s and S&P. To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was concentrated in the industrials industry group.

“ProShares” is a registered mark of ProShare Advisors and has been licensed by the Manager solely for use in connection with the Fund.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Correlation risk — The risk that, because a number of factors may affect a fund’s ability to achieve a high degree of correlation with an index, there is no guarantee that a fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a fund from achieving its investment objective.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Early close/late close/trading halt risk — The risk that an exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

3

Fund summaries

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Index performance risk — The risk that the methodology used by a third party provider to create an index may not result in a fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying an index or the daily calculation of an index will be free from error. It also is possible that the value of an index may be subject to intentional manipulation by third-party market participants. An index used by a fund may underperform other asset classes and may underperform other similar indexes.

Industrials sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the industrials and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Restricted securities risk — The risk that, because restricted securities are subject to legal or contractual restrictions on resale, there may not be a ready market for resale. Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of fund illiquidity to the extent a fund finds it difficult to sell these securities when desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a fund.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Sampling risk — The risk that a fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the index tracked by the fund. As a result, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in net asset value than would be the case if the fund held all of the securities in the index tracked by the fund.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

4

How has Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 7.07% for the quarter ended March 31, 2019, and its lowest quarterly return was -14.02% for the quarter ended March 31, 2020. The maximum Class A sales charge of 2.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	Lifetime
Class A return before taxes (lifetime: 4/20/17‑12/31/21)	2.31%	2.85%
Class A return after taxes on distributions (lifetime: 4/20/17‑12/31/21)	0.47%	0.67%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 4/20/17‑12/31/21)	1.35%	1.23%
Class E return before taxes (lifetime: 4/20/17‑12/31/21)	2.41%	2.88%
Class I return before taxes (lifetime: 4/20/17‑12/31/21)	5.17%	3.69%
Class R return before taxes (lifetime: 4/20/17‑12/31/21)	4.38%	2.90%
FTSE High Yield (Treasury Rate-Hedged) Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 4/20/17‑12/31/21)	6.01%	4.58%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

5

Fund summaries

Sub-advisor

ProShare Advisors LLC

Portfolio managers	Title with ProShare Advisors LLC	Start date on the Fund
Benjamin McAbee	Portfolio Manager	April 2017
Alexander Ilyasov	Senior Portfolio Manager	April 2019

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A shares). If your shares are not held in a Direct Account (such as for Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For Class E shares, the minimum investment is generally $250, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I and Class R shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Delaware Ivy ProShares MSCI ACWI Index Fund

(formerly, Ivy ProShares MSCI ACWI Index Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

At the close of business on September 30, 2021, the Fund closed to purchases by new investors, except for certain investors, such as those in certain advisory programs with specific financial intermediaries who have a written arrangement with the Fund’s distributor. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Fund’s liquidation date. Shareholders will receive at least 60 days’ notice of the Fund’s liquidation date. The Fund may be subject to increased tracking error as the Fund approaches its liquidation date.

What is the Fund’s investment objective?

Delaware Ivy ProShares MSCI ACWI Index Fund seeks investment results, before fees and expenses, that track the performance of the MSCI All Country World Index (Index).

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		E		I
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.50%		2.50%		none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none
Maximum account fee	none		$20	[2]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		E		I
Management fees	0.45%		0.45%		0.45%
Distribution and service (12b-1) fees	0.25%		0.25%		none
Other expenses	0.67%		0.77%		0.73%
Total annual fund operating expenses	1.37%		1.47%		1.18%
Fee waivers and expense reimbursements	(0.48%)	[3]	(0.77%)	[3]	(0.53%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.89%		0.70%		0.65%

[1]

For Class A and Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A and Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

[2]

With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.89% for Class A shares; 0.70% for Class E shares; and 0.65% for Class I shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

7

Fund summaries

Class	A	E	I
1 year	$339	$340	$66
3 years	$627	$689	$322
5 years	$937	$1,061	$598
10 years	$1,814	$2,099	$1,385

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy ProShares MSCI ACWI Index Fund seeks to achieve its objective by investing all, or substantially all, of its assets in a combination of securities and derivatives that should track the performance of the Index or in financial instruments that provide similar exposure.

The Index is a free float-adjusted market capitalization index designed to measure the combined performance of equity securities of large- and mid-capitalization companies located in developed and emerging market countries around the world. As of November 30, 2021, the Index consisted of approximately 3,000 securities of companies located in the following 50 countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, South Korea, Kuwait, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom and the United States. As of November 30, 2021, the securities in the Index were issued by companies with capitalizations between approximately $72.54 million and $2.76 trillion, and the average capitalization of companies comprising the Index was approximately $22.66 billion. The Index is reviewed quarterly each February, May, August and November, with rebalances occurring during the May and November reviews. The Index is published under the Bloomberg ticker symbol “MXWD.”

In seeking to track the Index, the Fund also may invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (ETFs)), interest rates or indexes. When utilized, the Fund will invest in derivatives as a substitute for investing directly in the equity securities comprising the Index.

The Fund invests in a combination of securities and derivatives that ProShare Advisors LLC (ProShare Advisors), the Fund’s investment subadviser, believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index, including in depositary receipts of foreign issuers).

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2021, the Index was not concentrated in any industry group.

“ProShares” is a registered mark of ProShare Advisors and has been licensed by the Manager solely for use in connection with the Fund.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

8

Correlation risk — The risk that, because a number of factors may affect a fund’s ability to achieve a high degree of correlation with an index, there is no guarantee that a fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a fund from achieving its investment objective.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Early close/late close/trading halt risk — The risk that an exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Index performance risk — The risk that the methodology used by a third party provider to create an index may not result in a fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying an index or the daily calculation of an index will be free from error. It also is possible that the value of an index may be subject to intentional manipulation by third-party market participants. An index used by a fund may underperform other asset classes and may underperform other similar indexes.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Sampling risk — The risk that a fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the index tracked by the fund. As a result, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in net asset value than would be the case if the fund held all of the securities in the index tracked by the fund.

9

Fund summaries

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy ProShares MSCI ACWI Index Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 19.44% for the quarter ended June 30, 2020, and its lowest quarterly return was -21.29% for the quarter ended March 31, 2020. The maximum Class A sales charge of 2.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	Lifetime
Class A return before taxes (lifetime: 4/20/17‑12/31/21)	14.84%	12.69%
Class A return after taxes on distributions (lifetime: 4/20/17‑12/31/21)	6.95%	10.47%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 4/20/17‑12/31/21)	13.64%	9.85%
Class E return before taxes (lifetime: 4/20/17‑12/31/21)	15.05%	12.88%
Class I return before taxes (lifetime: 4/20/17‑12/31/21)	18.05%	13.58%
MSCI All Country World Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 4/20/17‑12/31/21)	18.54%	13.82%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

10

Sub-advisor

ProShare Advisors LLC

Portfolio managers	Title with ProShare Advisors LLC	Start date on the Fund
Scott Hanson	Portfolio Manager	April 2017
Alexander Ilyasov	Senior Portfolio Manager	August 2020

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A shares). If your shares are not held in a Direct Account, please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For Class E shares, the minimum investment is generally $250, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

Fund summaries

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund

(formerly, Ivy ProShares Russell 2000 Dividend Growers Index Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

At the close of business on September 30, 2021, the Fund closed to purchases by new investors, except for certain investors, such as those in certain advisory programs with specific financial intermediaries who have a written arrangement with the Fund’s distributor. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Fund’s liquidation date. Shareholders will receive at least 60 days’ notice of the Fund’s liquidation date. The Fund may be subject to increased tracking error as the Fund approaches its liquidation date.

What is the Fund’s investment objective?

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund seeks investment results, before fees and expenses, that track the performance of the Russell 2000® Dividend Growth Index (Index).

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		E		I
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.50%		2.50%		none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none
Maximum account fee	none		$20	[2]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		E		I
Management fees	0.40%		0.40%		0.40%
Distribution and service (12b-1) fees	0.25%		0.25%		none
Other expenses	0.46%		0.48%		0.46%
Total annual fund operating expenses	1.11%		1.13%		0.86%
Fee waivers and expense reimbursements	(0.23%)	[3]	(0.46%)	[3]	(0.21%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.88%		0.67%		0.65%

[1]

For Class A and Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A and Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

[2]

With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.88% for Class A shares; 0.67% for Class E shares; and 0.65% for Class I shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

12

Class	A	E	I
1 year	$338	$337	$66
3 years	$572	$616	$253
5 years	$825	$913	$456
10 years	$1,548	$1,750	$1,041

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund seeks to achieve its objective by investing all, or substantially all, of its assets in the types of securities that should track the performance of the Index.

The Index, which is constructed and maintained by FTSE International Limited (Index Provider), is designed to represent the performance of small- and medium-capitalization companies within the Russell 2000® Index that consistently increase dividends. Companies are eligible for inclusion in the Index if they: (i) currently are members of the Russell 2000® Index, (ii) have increased dividend payments each year for at least 10 consecutive years, and (iii) meet certain market capitalization and liquidity requirements (Initial Index Requirements) established by the Index Provider. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index weight. The Index includes all companies meeting the Initial Index Requirements, unless, as described below, sector caps are breached. If there are fewer than 40 stocks with at least 10 consecutive years of dividend growth, the Index will include companies with shorter dividend growth histories. If the sector caps are breached, then companies in the applicable sector are removed beginning with companies with the lowest yield, and progressively moving to companies with higher yields, as necessary, until the Index complies with its rules. As of November 30, 2021, the Index included 89 companies with capitalizations between approximately $573 million and $7.396 billion, and the average capitalization of companies comprising the Index was approximately $2.588 billion. The Index is rebalanced each March, June, September and December, with an annual reconstitution during the June rebalance. The Index is published under the Bloomberg ticker symbol “R2DIVGRO.”

The Fund invests in securities that ProShare Advisors LLC (ProShare Advisors), the Fund’s investment subadviser, believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets in dividend-paying stocks.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of November 30, 2021, the Index was concentrated in the financials industry group.

“ProShares” is a registered mark of ProShare Advisors and has been licensed by the Manager solely for use in connection with the Fund.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

13

Fund summaries

Correlation risk — The risk that, because a number of factors may affect a fund’s ability to achieve a high degree of correlation with an index, there is no guarantee that a fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a fund from achieving its investment objective.

Early close/late close/trading halt risk — The risk that an exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Financials sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the financials and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Index performance risk — The risk that the methodology used by a third party provider to create an index may not result in a fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying an index or the daily calculation of an index will be free from error. It also is possible that the value of an index may be subject to intentional manipulation by third-party market participants. An index used by a fund may underperform other asset classes and may underperform other similar indexes.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Sampling risk — The risk that a fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the index tracked by the fund. As a result, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in net asset value than would be the case if the fund held all of the securities in the index tracked by the fund.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of

14

how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 22.50% for the quarter ended December 31, 2020, and its lowest quarterly return was -24.65% for the quarter ended March 31, 2020. The maximum Class A sales charge of 2.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	Lifetime
Class A return before taxes (lifetime: 4/20/17‑12/31/21)	15.72%	5.87%
Class A return after taxes on distributions (lifetime: 4/20/17‑12/31/21)	13.17%	4.94%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 4/20/17‑12/31/21)	10.21%	4.33%
Class E return before taxes (lifetime: 4/20/17‑12/31/21)	15.91%	6.01%
Class I return before taxes (lifetime: 4/20/17‑12/31/21)	18.91%	6.70%
Russell 2000 Dividend Growth Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 4/20/17‑12/31/21)	19.64%	7.48%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

ProShare Advisors LLC

Portfolio managers	Title with ProShare Advisors LLC	Start date on the Fund
Michael Neches	Senior Portfolio Manager	April 2017
Devin Sullivan	Portfolio Manager	April 2018

15

Fund summaries

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A shares). If your shares are not held in a Direct Account, please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For Class E shares, the minimum investment is generally $250, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

Delaware Ivy ProShares S&P 500 Bond Index Fund

(formerly, Ivy ProShares S&P 500 Bond Index Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

At the close of business on September 30, 2021, the Fund closed to purchases by new investors, except for certain investors, such as those in certain advisory programs with specific financial intermediaries who have a written arrangement with the Fund’s distributor. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Fund’s liquidation date. Shareholders will receive at least 60 days’ notice of the Fund’s liquidation date. The Fund may be subject to increased tracking error as the Fund approaches its liquidation date.

What is the Fund’s investment objective?

Delaware Ivy ProShares S&P 500 Bond Index Fund seeks investment results, before fees and expenses, that track the performance of the S&P 500®/MarketAxess® Investment-Grade Corporate Bond Index (Index).

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		E		I
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.50%		2.50%		none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none
Maximum account fee	none		$20	[2]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		E		I
Management fees	0.20%		0.20%		0.20%
Distribution and service (12b-1) fees	0.25%		0.25%		none
Other expenses	0.30%		0.38%		0.35%
Total annual fund operating expenses	0.75%		0.83%		0.55%
Fee waivers and expense reimbursements	(0.10%)	[3]	(0.24%)	[3]	(0.15%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.65%		0.59%		0.40%

[1]

For Class A and Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A and Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

[2]

With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.65% for Class A shares; 0.59% for Class E shares; and 0.40% for Class I shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

17

Fund summaries

Class	A	E	I
1 year	$315	$329	$41
3 years	$474	$545	$161
5 years	$647	$776	$292
10 years	$1,148	$1,428	$675

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy ProShares S&P 500 Bond Index Fund seeks to achieve its objective by investing all, or substantially all, of its assets in the types of securities that should track the performance of the Index.

The Index is a market value-weighted subset of the S&P 500 Investment-Grade Corporate Bond Index, which seeks to measure the performance of corporate debt issued in the U.S. by companies (and their subsidiaries) that are included in the S&P 500® Index, (which is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies representing a measure of large-cap U.S. stock market performance), subject to additional liquidity rules. The Index is published under the Bloomberg ticker symbol “SP5MAIGT”.

Bonds eligible for inclusion in the Index must meet certain liquidity and price criteria, including the following: (i) they must have a maturity of greater than or equal to one year from the Index’s monthly rebalancing date; (ii) they must have a maturity upon issuance of at least two and a half years; (iii) they must be denominated in U.S. dollars; and (iv) they must have a minimum par amount of $750 million. Private placements and other restricted securities (including Rule 144A securities), floating-rate securities, fixed-to-floating rate securities, puttable bonds, “pay-in-kind” bonds, Treasury bills, and securities issued or guaranteed by the U.S. Treasury under the Separate Trading of Registered Interest and Principal of Securities (STRIPS) program are excluded from the Index.

The Index may be composed of up to 1,000 constituents based on their liquidity, as measured by each bond’s trailing 60-day average trading volume. Eligible bonds must have a minimum credit rating of BBB-, Baa3 or BBB- (as rated by S&P Global Ratings, a division of S&P Global Inc., Moody’s Investors Service, Inc. and Fitch Investor Services, respectively).

The Fund invests in securities that ProShare Advisors LLC (ProShare Advisors), the Fund’s investment subadviser, believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets in bonds.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends, direction or the financial condition of a particular bond issuer. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to the Index, and may invest in securities not contained in the Index.

The Fund will concentrate its investment in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2021, the Index was concentrated in the financials and industrials industry group.

“ProShares” is a registered mark of ProShare Advisors and has been licensed by the Manager solely for use in connection with the Fund.

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What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Correlation risk — The risk that, because a number of factors may affect a fund’s ability to achieve a high degree of correlation with an index, there is no guarantee that a fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a fund from achieving its investment objective.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Early close/late close/trading halt risk — The risk that an exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Financials sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the financials and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Index performance risk — The risk that the methodology used by a third party provider to create an index may not result in a fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying an index or the daily calculation of an index will be free from error. It also is possible that the value of an index may be subject to intentional manipulation by third-party market participants. An index used by a fund may underperform other asset classes and may underperform other similar indexes.

Industrials sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the industrials and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

19

Fund summaries

Sampling risk — The risk that a fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the index tracked by the fund. As a result, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in net asset value than would be the case if the fund held all of the securities in the index tracked by the fund.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy ProShares S&P 500 Bond Index Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 7.56% for the quarter ended June 30, 2020, and its lowest quarterly return was -5.46% for the quarter ended March 31, 2021. The maximum Class A sales charge of 2.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	Lifetime
Class A return before taxes (lifetime: 4/20/17‑12/31/21)	-4.52%	3.65%
Class A return after taxes on distributions (lifetime: 4/20/17‑12/31/21)	-6.50%	2.19%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 4/20/17‑12/31/21)	-1.84%	2.34%
Class E return before taxes (lifetime: 4/20/17‑12/31/21)	-4.54%	3.72%
Class I return before taxes (lifetime: 4/20/17‑12/31/21)	-1.92%	4.49%
S&P 500/MarketAxess Investment Grade Corporate Bond Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 4/20/17‑12/31/21)	-1.59%	5.20%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest

20

individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

ProShare Advisors LLC

Portfolio managers	Title with ProShare Advisors LLC	Start date on the Fund
Benjamin McAbee	Portfolio Manager	April 2017
Alexander Ilyasov	Senior Portfolio Manager	April 2019

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A shares). If your shares are not held in a Direct Account, please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For Class E shares, the minimum investment is generally $250, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

Fund summaries

Delaware Ivy S&P 500 Dividend Aristocrats Index Fund

(formerly, Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy S&P 500 Dividend Aristocrats Index Fund seeks investment results, before fees and expenses, that track the performance of the S&P 500® Dividend Aristocrats® Index (Index).

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		E		I	R6	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.50%		2.50%		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none	none
Maximum account fee	none		$20	[2]	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		E		I		R6		R
Management fees	0.35%		0.35%		0.35%		0.35%		0.35%
Distribution and service (12b-1) fees	0.25%		0.25%		none		none		0.50%
Other expenses	0.28%		0.37%		0.29%		0.13%		0.39%
Total annual fund operating expenses	0.88%		0.97%		0.64%		0.48%		1.24%
Fee waivers and expense reimbursements	(0.14%)	[3]	(0.39%)	[3]	(0.14%)	[3]	0.00%	[3]	(0.02%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.74%		0.58%		0.50%		0.48%		1.22%

[1]

For Class A and Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A and Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

[2]

With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.74% for Class A shares; 0.58% for Class E shares; 0.50% for Class I shares; 1.22% for Class R shares; and 0.48% for Class R6 shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	A	E	I	R6	R
1 year	$324	$328	$51	$49	$124
3 years	$510	$573	$191	$154	$391
5 years	$712	$836	$343	$269	$679
10 years	$1,295	$1,575	$785	$604	$1,498

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy S&P 500 Dividend Aristocrats Index Fund seeks to achieve its objective by investing all, or substantially all, of its assets in the types of securities that should track the performance of the Index, which is composed of common stock issued by US public, dividend-paying companies.

The Index, which is constructed and maintained by S&P Dow Jones Indices LLC (Index Provider), is designed to measure the performance of large-capitalization companies within the S&P 500® Index that consistently increase dividends. Companies are eligible for inclusion in the Index if they: (i) are members of the S&P 500® Index, (ii) have increased dividend payments each year for at least 25 consecutive years, and (iii) meet certain market capitalization and liquidity requirements established by the Index Provider. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index weight. If there are fewer than 40 stocks with at least 25 consecutive years of dividend growth or if the sector caps are breached, the Index will include companies with shorter dividend growth histories. As of November 30, 2021, the Index included companies with capitalizations between approximately $5.38 billion and $410.48 billion, and the average capitalization of companies comprising the Index was approximately $86.38 billion. The Index is rebalanced each January, April, July and October, with an annual reconstitution during the January rebalance. The Index is published under the Bloomberg ticker symbol “SPDAUDT.”

The Fund invests in securities that the Manager believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets in dividend-paying stocks.

The Manager follows a passive approach to investing that is designed to track the performance of the Index. The Manager does not invest the assets of the Fund in securities based on the Manager’s view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of November 30, 2021, the Index was not concentrated in any industry group.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

23

Fund summaries

Correlation risk — The risk that, because a number of factors may affect a fund’s ability to achieve a high degree of correlation with an index, there is no guarantee that a fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a fund from achieving its investment objective.

Early close/late close/trading halt risk — The risk that an exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Index performance risk — The risk that the methodology used by a third party provider to create an index may not result in a fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying an index or the daily calculation of an index will be free from error. It also is possible that the value of an index may be subject to intentional manipulation by third-party market participants. An index used by a fund may underperform other asset classes and may underperform other similar indexes.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Sampling risk — The risk that a fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the index tracked by the fund. As a result, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in net asset value than would be the case if the fund held all of the securities in the index tracked by the fund.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy S&P 500 Dividend Aristocrats Index Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of

24

how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 17.47% for the quarter ended June 30, 2020, and its lowest quarterly return was -23.39% for the quarter ended March 31, 2020. The maximum Class A sales charge of 2.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	Lifetime
Class A return before taxes (lifetime: 4/20/17‑12/31/21)	21.89%	14.00%
Class A return after taxes on distributions (lifetime: 4/20/17‑12/31/21)	19.25%	12.69%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 4/20/17‑12/31/21)	13.85%	10.86%
Class E return before taxes (lifetime: 4/20/17‑12/31/21)	22.00%	14.06%
Class I return before taxes (lifetime: 4/20/17‑12/31/21)	25.22%	14.88%
Class R6 return before taxes (lifetime: 4/20/17‑12/31/21)	25.24%	14.89%
Class R return before taxes (lifetime: 4/20/17‑12/31/21)	24.38%	14.03%
S&P 500 Dividend Aristocrats Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 4/20/17‑12/31/21)	25.99%	15.54%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Barry Gladstein, CFA	Managing Director, Investments Research, Head of Sustainable Investing	November 2021
Christopher Gowlland, CFA	Senior Vice President, Head of Equity Quantitative Research	November 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

25

Fund summaries

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A shares). If your shares are not held in a Direct Account (such as for Class R6 shares and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For Class E shares, the minimum investment is generally $250, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, and Class R shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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How we manage the Funds

Our principal investment strategies

Each Fund offered in this Prospectus is a “matching” fund, sometimes referred to as an “index” fund. Unlike an “actively-managed” fund that utilizes active management investment strategies to meet its investment objective, a matching fund employs a passive approach to investing that is designed to track the performance, before fees and expenses, of an underlying index. Each Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its underlying index or in financial instruments that provide similar exposure.

The Funds employ various investment techniques that ProShare Advisors or the Manager believes should, in the aggregate, simulate the movement of each Fund’s index. The investment techniques utilized to simulate the movement of each applicable index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the index. For example, a Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index. Under certain circumstances, a Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index, including, as applicable, the general credit profile of the index. ProShare Advisors and the Manager do not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ or the Manager’s view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor do they conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of a Fund.

Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its respective index without regard to market conditions, trends, direction, or the financial condition of a particular issuer. In addition, for Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, ProShare Advisors will rely solely on credit ratings provided by Moody’s Investors Service, Inc. and S&P Global Ratings to seek to match the general credit profile of its index. To the extent such Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected.

Because the Funds use an “indexing” approach to try to achieve their respective investment objective, the Funds do not take temporary defensive positions during periods of adverse market, economic or other conditions.

Additional information about each Fund is set forth below.

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund

The Fund seeks to achieve its objective of tracking the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (for purposes of this section, the Index) by investing all, or substantially all, of its assets in investments (including debt securities and derivatives) that should track the performance of the Index or in financial instruments that provide similar exposure. The Index is comprised of (a) long positions in US dollar-denominated high yield corporate bonds rated below “investment-grade” (High Yield Bonds) and (b) short positions in US Treasury notes or bonds (Treasury Securities) of, in aggregate, approximate equivalent duration to the High Yield Bonds.

By taking short Treasury Securities positions, the Index seeks to mitigate the negative impact of rising Treasury interest rates (interest rates) on the performance of such High Yield Bonds (conversely, limiting the positive impact of falling interest rates). In entering these positions, the Index seeks to achieve an overall effective duration of zero. The short positions are not intended to mitigate other factors influencing the price of High Yield Bonds, such as credit risk, which may have a greater impact than rising or falling Treasury interest rates. The Index is published under the Bloomberg ticker symbol “CFIIHYHG.”

The Fund will invest in long High Yield Bond positions included in the Index, which are designed to represent the more liquid universe of high yield bonds offered within the United States. The issuers of High Yield Bonds, commonly referred to as “junk” bonds, have a greater risk of default — not paying interest or principal in a timely manner. Eligible bonds include High Yield Bonds issued by companies domiciled in the US and Canada that: (i) have a fixed rate (including callable bonds); (ii) have a maximum rating of Ba1/BB+ and a minimum rating of Ca/C by both Moody’s and S&P; (iii) have a minimum of $1 billion of face amount outstanding; and (iv) have been issued within the past five years. All eligible issues must have at least one year remaining until maturity. No more than two issues from each issuer are allowed in the Index, and no more than 2% of the Index is allocated to any single issuer. The Index also may include Rule 144A securities. The Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis. As of November 30, 2020, the High Yield Bonds included in the Index had an effective duration of approximately 3.12 years.

In seeking to track the Index, the Fund also will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including ETFs)), interest rates or indexes. The Fund primarily invests in derivatives as a substitute for obtaining short exposure to Treasury Securities, but also may do so to a limited extent to obtain High Yield Bond exposure. These derivatives principally include futures contracts and total return swaps. Futures contracts are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. Swap agreements are contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction that this Fund will be entering, one party agrees to pay the return earned or realized on particular predetermined investments or instruments in exchange for a

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How we manage the Funds

predetermined floating rate. The gross return to be exchanged or “swapped” with the floating amount between the parties is calculated with respect to a “notional amount” (e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities). The Fund may invest in derivatives in an amount up to 100% of the Fund's total assets. Cash held by the Fund typically will be in money market instruments.

Because the Index seeks to hedge against rising Treasury interest rates, the Index is designed to outperform a long-only portfolio of the same High Yield Bonds in a rising interest rate environment and underperform that portfolio in a falling or static interest rate environment. The Index may be more volatile than a long-only position in the same High Yield Bonds. Performance of the Index could be particularly poor in risk-averse, flight-to-quality environments when it is common for High Yield Bonds to decline in value and for interest rates to fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the High Yield Bonds. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates.

The Fund invests in a combination of securities and derivatives that ProShare Advisors believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index) and the Fund also will invest at least 80% of its net assets (plus any borrowings for investment purposes) in High Yield Bonds (80% policy).

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction, or the financial condition of a particular High Yield Bond issuer. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the investments that make up the Index or in financial instruments that provide similar exposure. At times, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index, or securities not contained in the Index, or in financial instruments, which exposure is intended to have aggregate characteristics similar to those of the Index, including the general credit profile of the Index, and may invest in securities not contained in the Index.

In seeking to match the general credit profile of the Index, ProShare Advisors will rely solely on credit ratings provided by Moody’s and S&P. To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund's performance will be adversely affected.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was concentrated in the industrials industry group.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

In seeking to track the Index, the Fund may invest a portion of its assets in other securities, including repurchase agreements and the securities of other investment companies, including ETFs, to the extent that such investment in other investment companies would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy ProShares MSCI ACWI Index Fund

The Fund seeks to achieve its objective of tracking the performance of the MSCI All Country World Index (for purposes of this section, the Index) by investing all, or substantially all, of its assets in a combination of securities and derivatives that should track the performance of the Index or in financial instruments that provide similar exposure.

The Index is a free float-adjusted market capitalization index designed to measure the combined performance of equity securities of large- and mid-capitalization companies located in developed and emerging markets countries around the world. As of November 30, 2021, the Index consisted of approximately 3,000 securities of companies located in 50 countries (23 of which have developed market economies and 27 of which have emerging market economies). The developed market countries are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market countries are: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. As of November 30, 2021, the securities in the Index were issued by companies with capitalizations between approximately $72.54 million and $2.76 trillion, and

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the average capitalization of companies comprising the Index was approximately $22.66 billion. The Index is reviewed quarterly each February, May, August and November, with rebalances occurring during the May and November reviews. The Index is published under the Bloomberg ticker symbol “MXWD.”

In seeking to track the Index, the Fund also may invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (ETFs)), interest rates or indexes. When utilized, the Fund will invest in derivatives as a substitute for investing directly in the equity securities comprising the Index. These derivatives principally include swap agreements, which are contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction that this Fund may enter, one party agrees to pay the return earned or realized on particular predetermined investments or instruments in exchange for a predetermined floating rate. The gross return to be exchanged or “swapped” with the floating amount between the parties is calculated with respect to a “notional amount” (e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities).

The Fund invests in a combination of securities and derivatives that ProShare Advisors believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index, including in depositary receipts of foreign issuers) (80% policy).

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2021, the Index was not concentrated in any industry group

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

In seeking to track the Index, the Fund may invest up to 20% of its assets in other securities, including derivatives (such as futures contracts), US Treasury Bills and repurchase agreements. In addition, the Fund may invest in the securities of other investment companies, including ETFs, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund

The Fund seeks to achieve its objective of tracking the performance of the Russell 2000® Dividend Growth Index (for purpose of this section, the Index) by investing all, or substantially all, of its assets in the types of securities that should track the performance of the Index. The Index, which is constructed and maintained by FTSE International Limited (Index Provider), is designed to represent the performance of small- and medium-capitalization companies within the Russell 2000® Index that consistently increase dividends. The Russell 2000® Index is a broad-based small-cap stock market index that measures the performance of the smallest 2,000 stocks in the Russell 3000® Index.

The Index includes Russell 2000® Index constituents that (i) have increased dividend payments each year for at least 10 consecutive years, and (ii) are not in the bottom 20% of Russell 2000® Index liquidity based on 20-day average daily dollar trading volume. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index weight. If there are fewer than 40 stocks with at least 10 consecutive years of dividend growth, the Index will include companies with shorter dividend growth histories, beginning with nine consecutive years and adding companies with progressively fewer years until the Index complies with its rules. Companies with the same dividend growth history (i.e., the same number of consecutive years of dividend growth) are selected in order of dividend yield, beginning with companies having the highest dividend yield and progressing to those with lower dividend yields, as necessary. If the sector caps are breached, then companies in the applicable sector are removed beginning with companies with the lowest yield, and progressively moving to companies with higher yields, as necessary, until the Index complies with its rules. If the sector caps are breached and there are companies with fewer than 10 consecutive years of dividend growth in the relevant sector(s) those companies would be removed first, beginning with those companies having the lowest yield and progressively moving to those companies with higher yields. As of November 30, 2021, the Index included 89 companies with capitalizations between approximately $573 million and $7.396 billion, and the average capitalization of companies comprising the Index was approximately $2.588 billion. The Index is rebalanced each March, June, September and December, with an annual reconstitution during the June rebalance. The Index is published under the Bloomberg ticker symbol “R2DIVGRO.”

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How we manage the Funds

The Fund invests in securities that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index) and the Fund also will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying stocks (80% policy).

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’s view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of November 30, 2021, the Index was concentrated in the financials industry group.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

In seeking to track the Index, the Fund may invest up to 20% of its assets in other securities, including derivatives (such as futures contracts and swap agreements), US Treasury Bills and repurchase agreements. In addition, the Fund may invest in the securities of other investment companies, including exchange-traded funds (ETFs), to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy ProShares S&P 500 Bond Index Fund

The Fund seeks to achieve its objective of tracking the performance of the S&P 500®/MarketAxess® Investment-Grade Corporate Bond Index (for purpose of this section, the Index) by investing all, or substantially all, of its assets in the types of securities that should track the performance of the Index.

The Index is a market value-weighted subset of the S&P 500 Investment-Grade Corporate Bond Index, which seeks to measure the performance of corporate debt issued in the US by companies (and their subsidiaries) that are included in the S&P 500® Index, (which is a float-adjusted, market capitalization-weighted index of 500 US operating companies representing a measure of large-cap US stock market performance), subject to additional liquidity rules. The Index is published under the Bloomberg ticker symbol “SP5MAIGT.”

Bonds eligible for inclusion in the Index must meet certain liquidity and price criteria, including the following: (i) they must have a maturity of greater than or equal to one year from the Index’s monthly rebalancing date; (ii) they must have a maturity upon issuance of at least two and a half years; (iii) they must be denominated in US dollars; and (iv) they must have a minimum par amount of $750 million. Private placements and other restricted securities (including Rule 144A Securities, floating-rate securities, fixed-to-floating rate securities, puttable bonds, “pay-in-kind” bonds, Treasury bills, and securities issued or guaranteed by the Treasury under the STRIPS program are excluded from the Index.

The Index may be composed of up to 1,000 constituents based on their liquidity, as measured by each bond’s trailing 60-day average trading volume. Eligible bonds must have a minimum credit rating of BBB-, Baa3 or BBB- (as rated by S&P, Moody’s and Fitch Investor Services, respectively). The Index is rebalanced on a monthly basis. As of November 30, 2021, the constituent bonds included in the Index had an effective duration of approximately 8.33 years.

The Fund invests in securities that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index) and the Fund also will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds (80% policy).

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends, direction or the financial condition of a particular bond issuer. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its

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assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2021, the Index was concentrated in the financials and industrials industry group.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

In seeking to track the Index, the Fund may invest up to 20% of its assets in other securities, including derivatives (such as futures contracts and swap agreements), US Treasury Bills and repurchase agreements. In addition, the Fund may invest in the securities of other investment companies, including ETFs, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Delaware Ivy S&P 500 Dividend Aristocrats Index Fund

The Fund seeks to achieve its objective of tracking the performance of the S&P 500® Dividend Aristocrats® Index (for purposes of this section, the Index) by investing all, or substantially all, of its assets in the types of securities that should track the performance of the Index, which is composed of common stock issued by US public, dividend-paying companies.

The Index, which is constructed and maintained by S&P Dow Jones Indices LLC, is designed to measure the performance of large-capitalization companies within the S&P 500® Index that consistently increase dividends. Companies are eligible for inclusion in the Index if they: (i) are members of the S&P 500® Index, (ii) have increased dividend payments each year for at least 25 consecutive years, (iii) have a float-adjusted market capitalization of at least $3 billion as of the reference date (described below); and (iv) have an average daily value traded of at least $5 million for the three months prior to the rebalancing date. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index weight. If there are fewer than 40 stocks with at least 25 consecutive years of dividend growth or if the sector caps are breached, the Index will include companies with shorter dividend growth histories. As of November 30, 2021, the Index included companies with capitalizations between approximately $5.38 billion and $410.48 billion, and the average capitalization of companies comprising the Index was approximately $86.38 billion. The Index is rebalanced each January, April, July and October, with an annual reconstitution during the January rebalance. The Index is published under the Bloomberg ticker symbol “SPDAUDT.”

The Fund invests in securities that the Manager believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index) and the Fund also will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying stocks (80% policy).

The Manager follows a passive approach to investing that is designed to track the performance of the Index. The Manager does not invest the assets of the Fund in securities based on the Manager’s view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of November 30, 2021, the Index was not concentrated in any industry group.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

In seeking to track the Index, the Fund may invest up to 20% of its assets in other securities, including derivatives (such as futures contracts and swap agreements), US Treasury Bills and repurchase agreements. In addition, the Fund may invest in the securities of other investment companies, including exchange-traded funds (ETFs), to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (1940 Act) or any exemptive order issued by the SEC.

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How we manage the Funds

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Additional Investment Considerations

The objective(s) and investment policies of the Funds may be changed by the Board without a vote of the Funds’ shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, will be given prior written notice, typically at least 60 days in advance, of any material change in the Funds’ objective(s).

Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of the Funds’ investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. As with any mutual fund, you could lose money on your investment. There is no guarantee that the Funds will achieve their objective(s).

The Funds also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, the Funds may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of the Funds’ authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much the Funds invest or use these strategies, these special risks may become significant and thus affect the performance of the Funds.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that the Funds invest in securities that are backed by pools of mortgage loans, the risk to the Funds may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Please see the Funds’ SAI for additional information about certain of the securities described below as well as other securities in which the Funds may invest.

Other investment strategies

Borrowing from banks

Each Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective. Each Fund will not borrow money in excess of one-third of the value of its total assets.

Purchasing securities on a when-issued or delayed-delivery basis

Each Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Funds, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal and non-principal risks you assume when investing in the Funds. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund

Principal Risks. An investment in Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund is subject to various risks, including the following:

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Correlation risk

There is no guarantee that the Fund will achieve a high degree of correlation with its index. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the percentage change of the Fund’s index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the index. A number of other factors also may adversely affect the Fund’s correlation with its index, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index, at times the Fund may not have investment exposure to all securities in its index, or its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, the Fund may invest in securities or financial investments not included in the Fund's index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, each of which may negatively affect the Fund's correlation with its index. The Fund also may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund. Any of these factors could decrease correlation between the performance of the Fund and the index and may hinder the Fund’s ability to meet its investment objective.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a real estate investment trust (REIT) may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that the Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Fund

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How we manage the Funds

may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce the Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift the Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, the Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to the Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that ProShare Advisors reasonably believes are capable of performing under the contract. ProShare Advisors manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could limit the Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of the Fund

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to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless ProShare Advisors has registered as a CPO. ProShare Advisors, in its management of the Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict ProShare Advisors' ability to use derivatives as part of the Fund's investment strategies. Although ProShare Advisors believes that it will be able to execute the Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change the Fund's ability to trade derivatives. Also, the Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Early close/late close/trading halt risk

An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fixed income risk

The prices of the Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

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How we manage the Funds

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Fund does so, it may face more risks than funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that

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took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Index performance risk

The Fund is linked to an index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create an index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying an index or the daily calculation of the index will be free from error. It also is possible that the value of an index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indexes. Each of these factors could have a negative impact on the performance of the Fund.

Industrials sector risk

The Fund is subject to risks related to the debt issued by companies in the industrial economic sector to the same extent as the index is so concentrated, including effects on issuer credit from: supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase the Fund's exposure to risks associated with rising rates. The Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Fund's NAV to fluctuate more and adversely affect the Fund's return.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security.

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How we manage the Funds

Portfolio turnover risk

Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund's market capitalization target, and the need to sell a security to meet redemption activity.

Restricted securities risk

Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when ProShare Advisors believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Fund.

Industry and sector risk

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Sampling risk

The risk that a fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the index tracked by the fund. As a result, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in net asset value than would be the case if the fund held all of the securities in the index tracked by the fund.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund may be subject to other, non-principal risks, including the following:

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Hedging risk

The Fund may seek to mitigate the potential negative impact of rising Treasury interest rates on the performance of high yield bonds by investing in short positions in US Treasury Securities. Such investments are not intended to mitigate credit risk or other factors influencing the price of high yield bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long high yield bond positions. While the Fund may seek to achieve an effective duration of zero through such hedging strategies, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. The Fund could lose money if either or both the Fund's long and short positions produce negative returns.

When interest rates fall, an unhedged investment in the same high yield bonds will outperform the Fund. Performance of the Fund could be particularly poor if high yield bond credit deteriorates at the same time Treasury interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same high yield bonds due to the ongoing costs associated with short exposure to Treasury Securities.

An index also may contain a significant allocation to callable high yield bonds, which are subject to call/prepayment risk; callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury positions relative to the gains in the long high yield bond positions attributable to falling interest rates.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

The Fund may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by the Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in the Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Long/short risk

The Fund may seek long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

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How we manage the Funds

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Geographic focus risk

Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent the Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and the Fund's performance may be more volatile than the performance of a more geographically diversified fund.

Reinvestment risk

Income from the Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, the Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

Repurchase agreements risk

Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon price and time. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income to decline and may impact the Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Short sale exposure risk

The Fund may seek inverse or “short” exposure through financial instruments such as futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund's return, result in a loss, have the effect of limiting the Fund's ability to obtain short exposure through financial instruments such as futures contracts, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund's short positions will negatively impact the Fund.

Tax risk

To qualify for the special tax treatment accorded a regulated investment company (RIC) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund

40

were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to US Federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Valuation risk

In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Delaware Ivy ProShares MSCI ACWI Index Fund

Principal Risks. An investment in Delaware Ivy ProShares MSCI ACWI Index Fund is subject to various risks, including the following:

Correlation risk

There is no guarantee that the Fund will achieve a high degree of correlation with its index. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the percentage change of the Fund’s index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the index. A number of other factors also may adversely affect the Fund’s correlation with its index, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index, at times the Fund may not have investment exposure to all securities in its index, or its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, the Fund may invest in securities or financial investments not included in the Fund's index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, each of which may negatively affect the Fund's correlation with its index. The Fund also may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund. Any of these factors could decrease correlation between the performance of the Fund and the index and may hinder the Fund’s ability to meet its investment objective.

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that the Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges),

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How we manage the Funds

caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce the Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift the Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, the Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to the Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that ProShare Advisors reasonably believes are capable of

42

performing under the contract. ProShare Advisors manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could limit the Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless ProShare Advisors has registered as a CPO. ProShare Advisors, in its management of the Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict ProShare Advisors' ability to use derivatives as part of the Fund's investment strategies. Although ProShare Advisors believes that it will be able to execute the Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change the Fund's ability to trade derivatives. Also, the Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Early close/late close/trading halt risk

An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes and trade conditions. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets, and there may be difficulty related to the quality, availability and timeliness of information. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Developing or emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. Developing or emerging market countries may have less developed legal systems allowing for enforcement of private property

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How we manage the Funds

rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in developing or emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.

In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result, there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely.

Issuers in developing or emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In addition, certain developing or emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain developing or emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of developing or emerging market issuers meet PCAOB standards. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of the Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The Fund may use derivatives to manage its foreign currency risk. Derivatives on non- US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non- US currency movement.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

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Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Fund does so, it may face more risks than funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that

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How we manage the Funds

took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Index performance risk

The Fund is linked to an index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create an index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying an index or the daily calculation of the index will be free from error. It also is possible that the value of an index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indexes. Each of these factors could have a negative impact on the performance of the Fund.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.

The value of assets or income from the Fund's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market

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countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Portfolio turnover risk

Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund's market capitalization target, and the need to sell a security to meet redemption activity.

Industry and sector risk

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Sampling risk

The risk that a fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the index tracked by the fund. As a result, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in net asset value than would be the case if the fund held all of the securities in the index tracked by the fund.

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How we manage the Funds

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy ProShares MSCI ACWI Index Fund may be subject to other, non-principal risks, including the following:

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

The Fund may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by the Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in the Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Repurchase agreements risk

Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon price and time. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income to decline and may impact the Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

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Tax risk

To qualify for the special tax treatment accorded a regulated investment company (RIC) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to US Federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Valuation risk

In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund

Principal Risks. An investment in Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund is subject to various risks, including the following:

Correlation risk

There is no guarantee that the Fund will achieve a high degree of correlation with its index. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the percentage change of the Fund’s index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the index. A number of other factors also may adversely affect the Fund’s correlation with its index, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index, at times the Fund may not have investment exposure to all securities in its index, or its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, the Fund may invest in securities or financial investments not included in the Fund's index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, each of which may negatively affect the Fund's correlation with its index. The Fund also may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund. Any of these factors could decrease correlation between the performance of the Fund and the index and may hinder the Fund’s ability to meet its investment objective.

Early close/late close/trading halt risk

An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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How we manage the Funds

Financials sector risk

The Fund is subject to risks faced by companies in the financials industry to the same extent as its Index is so concentrated. Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

Limited number of securities risk

If an index, and by extension the Fund, typically holds a small number of stocks, or if the Fund invests a significant portion of its total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund invested a greater portion of its total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Fund’s volatility.

Index performance risk

The Fund is linked to an index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create an index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying an index or the daily calculation of the index will be free from error. It also is possible that the value of an index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indexes. Each of these factors could have a negative impact on the performance of the Fund.

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.

The value of assets or income from the Fund's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of

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COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Portfolio turnover risk

Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund's market capitalization target, and the need to sell a security to meet redemption activity.

Industry and sector risk

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

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How we manage the Funds

Sampling risk

The risk that a fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the index tracked by the fund. As a result, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in net asset value than would be the case if the fund held all of the securities in the index tracked by the fund.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that the Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce the Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift the Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in

52

the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, the Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to the Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that ProShare Advisors reasonably believes are capable of performing under the contract. ProShare Advisors manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could limit the Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless ProShare Advisors has registered as a CPO. ProShare Advisors, in its management of the Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict ProShare Advisors' ability to use derivatives as part of the Fund's investment strategies. Although ProShare Advisors believes that it will be able to execute the Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change the Fund's ability to trade derivatives. Also, the Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

53

How we manage the Funds

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Fund does so, it may face more risks than funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in

54

eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

The Fund may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by the Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in the Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

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How we manage the Funds

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Repurchase agreements risk

Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon price and time. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income to decline and may impact the Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Tax risk

To qualify for the special tax treatment accorded a regulated investment company (RIC) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to US Federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Valuation risk

In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Delaware Ivy ProShares S&P 500 Bond Index Fund

Principal Risks. An investment in Delaware Ivy ProShares S&P 500 Bond Index Fund is subject to various risks, including the following:

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Correlation risk

There is no guarantee that the Fund will achieve a high degree of correlation with its index. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the percentage change of the Fund’s index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the index. A number of other factors also may adversely affect the Fund’s correlation with its index, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index, at times the Fund may not have investment exposure to all securities in its index, or its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, the Fund may invest in securities or financial investments not included in the Fund's index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, each of which may negatively affect the Fund's correlation with its index. The Fund also may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund. Any of these factors could decrease correlation between the performance of the Fund and the index and may hinder the Fund’s ability to meet its investment objective.

Credit risk

An issuer of a fixed-income obligation (including a mortgage-backed security) or a real estate investment trust (REIT) may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Following the financial crisis, some credit rating agencies began applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Early close/late close/trading halt risk

An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Financials sector risk

The Fund is subject to risks faced by companies in the financials industry to the same extent as its Index is so concentrated. Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

Fixed income risk

The prices of the Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

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How we manage the Funds

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Fund does so, it may face more risks than funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in

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eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Index performance risk

The Fund is linked to an index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create an index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying an index or the daily calculation of the index will be free from error. It also is possible that the value of an index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indexes. Each of these factors could have a negative impact on the performance of the Fund.

Industrials sector risk

The Fund is subject to risks related to the debt issued by companies in the industrial economic sector to the same extent as the index is so concentrated, including effects on issuer credit from: supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

Interest rate risk

The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Fund may experience a decline in its income due to falling interest rates. Interest rates in the US recently have been at, and remain near, historic lows, which may increase the Fund's exposure to risks associated with rising rates. The Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities. It is difficult to predict the impact of these rate changes and any future rate changes or quantitative easing on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in

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How we manage the Funds

the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Fund's NAV to fluctuate more and adversely affect the Fund's return.

Portfolio turnover risk

Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund's market capitalization target, and the need to sell a security to meet redemption activity.

Industry and sector risk

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Sampling risk

The risk that a fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the index tracked by the fund. As a result, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in net asset value than would be the case if the fund held all of the securities in the index tracked by the fund.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy ProShares S&P 500 Bond Index Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that the Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall

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Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce the Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift the Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, the Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to the Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to

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How we manage the Funds

the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that ProShare Advisors reasonably believes are capable of performing under the contract. ProShare Advisors manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could limit the Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless ProShare Advisors has registered as a CPO. ProShare Advisors, in its management of the Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Complying with those de minimis trading limitations may restrict ProShare Advisors' ability to use derivatives as part of the Fund's investment strategies. Although ProShare Advisors believes that it will be able to execute the Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change the Fund's ability to trade derivatives. Also, the Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

The Fund may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by the Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in the Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Geographic focus risk

Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent the Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and the Fund's performance may be more volatile than the performance of a more geographically diversified fund.

Reinvestment risk

Income from the Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, the Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

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How we manage the Funds

Repurchase agreements risk

Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon price and time. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income to decline and may impact the Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Tax risk

To qualify for the special tax treatment accorded a regulated investment company (RIC) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to US Federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Valuation risk

In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Delaware Ivy S&P 500 Dividend Aristocrats Index Fund

Principal Risks. An investment in Delaware Ivy S&P 500 Dividend Aristocrats Index Fund is subject to various risks, including the following:

Correlation risk

There is no guarantee that the Fund will achieve a high degree of correlation with its index. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the percentage change of the Fund’s index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the index. A number of other factors also may adversely affect the Fund’s correlation with its index, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index, at times the Fund may not have investment exposure to all securities in its index, or its weighting of investment exposure to such securities, financial

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investments or industries may be different from that of the index. In addition, the Fund may invest in securities or financial investments not included in the Fund's index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, each of which may negatively affect the Fund's correlation with its index. The Fund also may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund. Any of these factors could decrease correlation between the performance of the Fund and the index and may hinder the Fund’s ability to meet its investment objective.

Early close/late close/trading halt risk

An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Limited number of securities risk

If an index, and by extension the Fund, typically holds a small number of stocks, or if the Fund invests a significant portion of its total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund invested a greater portion of its total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Fund’s volatility.

Index performance risk

The Fund is linked to an index maintained by a third party provider unaffiliated with the Fund or the Manager. There can be no guarantee or assurance that the methodology used by the third party provider to create an index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying an index or the daily calculation of the index will be free from error. It also is possible that the value of an index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indexes. Each of these factors could have a negative impact on the performance of the Fund.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

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How we manage the Funds

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.

The value of assets or income from the Fund's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Portfolio turnover risk

Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund's market capitalization target, and the need to sell a security to meet redemption activity.

Industry and sector risk

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

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IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Sampling risk

The risk that a fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the index tracked by the fund. As a result, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in net asset value than would be the case if the fund held all of the securities in the index tracked by the fund.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Delaware Ivy S&P 500 Dividend Aristocrats Index Fund may be subject to other, non-principal risks, including the following:

Derivatives risk

A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that the Fund occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the Commodity Exchange Act (CEA), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce the Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

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How we manage the Funds

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift the Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.

There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, the Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to the Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the US, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Manager reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could limit the Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator (CPO) under the CEA. Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of the Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

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Complying with those de minimis trading limitations may restrict the Manager’s ability to use derivatives as part of the Fund's investment strategies. Although the Manager believes that it will be able to execute the Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change the Fund's ability to trade derivatives. Also, the Fund's ability to use certain derivative instruments may be limited by tax considerations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Fund does so, it may face more risks than funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries.

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How we manage the Funds

Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

The Fund may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by the Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer

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than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in the Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Repurchase agreements risk

Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon price and time. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income to decline and may impact the Fund's performance.

Securities lending risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Tax risk

To qualify for the special tax treatment accorded a regulated investment company (RIC) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to US Federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Valuation risk

In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

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How we manage the Funds

Disclosure of portfolio holdings information

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI.

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Who manages the Funds

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Funds’ investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of December 31, 2021, $261.3 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services.

On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Fund’s prior investment manager. For their services to the Funds, the Funds’ prior investment manager and the Manager were paid an aggregate fee, net of fee waivers (if applicable) during the last fiscal year as follows:

As a percentage of average daily net assets
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	0.10%
Delaware Ivy ProShares MSCI ACWI Index Fund	0.09%
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	0.38%
Delaware Ivy ProShares S&P 500 Bond Index Fund	0.20%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund	0.35%

A discussion of the basis for the Board’s approval of the Funds’ investment advisory agreement with the Funds’ prior investment manager is available in the annual report dated September 30, 2020. A discussion of the basis for the Board’s approval of the Funds’ current investment advisory agreement is available in the Funds’ annual report to shareholders for the fiscal year ended September 30, 2021.

Sub-advisors

Macquarie Funds Management Hong Kong Limited

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

Macquarie Investment Management Global Limited

Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

A discussion of the basis for the Board's approval of each sub-advisory contract will be available in a future report to shareholders.

Portfolio managers

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund and Delaware Ivy ProShares S&P 500 Bond Index Fund

Benjamin McAbee and Alexander Ilyasov are jointly and primarily responsible for the day-to-day management of the Funds. Mr. McAbee has held his Fund responsibilities since the inception of each Fund in April 2017. He has been a Portfolio Manager of ProShare Advisors since August 2016, an Associate Portfolio Manager from December 2011 to August 2016 and a Senior Portfolio Analyst from May 2011 to December 2011.He has been a registered associated person and a NFA associate member since December 2010.

Mr. Ilyasov has held his Fund responsibilities since April 2019. He has been a Senior Portfolio Manager of ProShare Advisors since October 2013 and a Portfolio Manager from November 2009 through September 2013.

Delaware Ivy ProShares MSCI ACWI Index Fund

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Who manages the Funds

Scott Hanson and Alexander Ilyasov are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Hanson has held his Fund responsibilities since the inception of the Fund in April 2017. He has been a Portfolio Manager of ProShare Advisors since August 2016, an Associate Portfolio Manager from May 2012 to August 2016 and a Senior Portfolio Analyst from August 2010 to May 2012.

Mr. Ilyasov has held his Fund responsibilities since August 2020 and was previously portfolio manager of this Fund from April 2017 until February 2019. He has been a Senior Portfolio Manager of ProShare Advisors since October 2013 and a Portfolio Manager from November 2009 through September 2013.

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund

Michael Neches and Devin Sullivan are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Neches has held his Fund responsibilities since the inception of the Fund in April 2017. He joined ProShare Advisors in 2000, and presently serves as a Senior Portfolio Manager. Mr. Neches oversees a team of specialists responsible for the management of all the company’s geared domestic equity ETFs and mutual funds, as well as several ProShares strategic ETFs. He previously served as the Senior Portfolio Manager responsible for the company’s commodities desk for two years, as a Portfolio Manager and team lead, as an Associate Portfolio Manager and as a Portfolio Analyst. Mr. Neches earned a Bachelor of Science in Finance from the University of Maryland, College Park and an MBA from Georgetown University.

Mr. Sullivan has held his Fund responsibilities since April 2018. He joined ProShare Advisors in 2007, and presently serves as a Portfolio Manager for the company’s broad-based domestic equity ETFs and mutual funds. He previously served as Portfolio Manager for the sector-based equity ETFs and mutual funds, as an Associate Portfolio Manager, as a Senior Analyst and as a Portfolio Analyst for a number of the company’s domestic and international equity funds. Mr. Sullivan earned a Bachelor of Science degree in Finance from Boston College.

Delaware Ivy S&P 500 Dividend Aristocrats Index Fund

Barry Gladstein and Chris Gowlland have primary responsibility for making day-to-day investment decisions for Delaware Ivy S&P 500 Dividend Aristocrats Index Fund.

Barry Gladstein, CFA Managing Director, Head of Sustainable Investing
Barry Gladstein manages the firm’s external investment research process and oversees the firm’s Environmental, Social and Governance (ESG) investment practices. Prior to joining Macquarie Asset Management (MAM) in 2016 in his current role, Gladstein spent five years as founding member, portfolio manager, and chief financial officer for Cross Ledge Investments, an SEC-registered investment advisor firm whose primary product was the Cross Ledge Long/Short Equity Fund. From 1995 to 2010, he worked at Delaware Investments in various investment and operational roles, leaving the firm as co-chief investment officer and portfolio manager/analyst for the firm’s Emerging Growth team. Gladstein earned a bachelor’s degree in accounting from the State University of New York at Binghamton and an MBA in finance from The Wharton School of the University of Pennsylvania. He is a certified public accountant and an FSA credential holder.

Chris Gowlland, CFA Senior Vice President, Head of Equity Quantitative Research
Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm’s multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm’s equity department. Prior to joining Macquarie Asset Management (MAM) in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Information About the Index Licensors

FTSE Fixed Income, LLC. The Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund has been developed solely by the Manager. Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE High Yield (Treasury Rate-Hedged) Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “FTSE®” is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or

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any error in the Index or (b) investment in or operation of Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund or the suitability of the Index for the purpose to which it is being put by the Manager.

MSCI. The Delaware Ivy ProShares MSCI ACWI Index Fund (defined in this section only as the “MSCI Fund”) is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Manager. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the MSCI Fund or any other person or entity regarding the advisability of investing in the MSCI Fund generally or in the MSCI Fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and certain of the MSCI indexes, which are determined, composed and calculated by MSCI without regard to the MSCI Fund or the issuer or shareholders of the MSCI Fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the issuer of shares of the MSCI Fund or any other person or entity into consideration in determining, composing or calculating the MSCI All Country World Index. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the MSCI Fund to be issued or in the determination or calculation of the equation by or the consideration into which the MSCI Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the MSCI Fund or any other person or entity in connection with the administration, marketing or offering of the MSCI Fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI ALL COUNTRY WORLD INDEX FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE MSCI FUND, SHAREHOLDERS OF THE MSCI FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Russell. The Russell 2000® Dividend Growth Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by the Manager. Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together, the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund is based); (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise; or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to the Manager or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

S&P. The S&P 500® Dividend Aristocrats® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”). The S&P 500®/MarketAxess® Investment Grade Corporate Bond Index is a product of SPDJI and MarketAxess Holdings Inc. Each of the foregoing indices (each a “Licensed Index” and collectively, the “Licensed Indices”) have been licensed for use by the Manager. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). MarketAxess® is a registered trademark of MarketAxess Holdings Inc. The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Manager. Neither Delaware Ivy S&P 500 Dividend Aristocrats Index Fund nor the Delaware Ivy ProShares S&P 500 Bond Index Fund (each a “Licensed Fund” and collectively, the “Licensed Funds”) is sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or MarketAxess Holdings Inc. Neither S&P Dow Jones Indices nor MarketAxess Holdings Inc. make any representation or warranty, express or implied, to the owners of shares of the Licensed Funds or any member of the public regarding the advisability of investing in securities generally or in Licensed Funds particularly or the ability of any S&P® index to track general market performance. S&P Dow Jones Indices’ and MarketAxess Holdings Inc.’s only relationship to the Manager with respect to the Licensed Indices is the licensing of the indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. Each Licensed Index is determined, composed and calculated by S&P Dow Jones Indices, MarketAxess

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Who manages the Funds

Holdings Inc., or both, without regard to the Manager or the Licensed Funds. Neither S&P Dow Jones Indices nor MarketAxess Holdings Inc. have any obligation to take the needs of the Manager or the owners of shares of the Licensed Funds into consideration in determining, composing or calculating the Licensed Indices. Neither S&P Dow Jones Indices nor MarketAxess Holdings Inc. are responsible for and neither of them have participated in the determination of the prices, the amount of Licensed Funds, the timing of the issuance or sale of shares of the Licensed Funds, or in the determination or calculation of the equation by which the shares of Licensed Funds are to be converted into cash, surrendered or redeemed, as the case may be. Neither S&P Dow Jones Indices nor MarketAxess Holdings Inc. have any obligation or liability in connection with the administration, marketing or trading of shares of the Licensed Funds. There is no assurance that Licensed Funds, based on the Licensed Indices, will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

NEITHER S&P DOW JONES INDICES NOR MARKETAXESS HOLDINGS INC. GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE LICENSED INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING, BUT NOT LIMITED TO, ANY ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND MARKETAXESS HOLDINGS INC. SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. NEITHER S&P DOW JONES INDICES NOR MARKETAXESS HOLDINGS INC. MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, OR AS TO RESULTS TO BE OBTAINED BY THE MANAGER, OWNERS OF SHARES OF THE LICENSED FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LICENSED INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR MARKETAXESS HOLDINGS INC. BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE MANAGER, OTHER THAN THE LICENSORS OF S&P DOWJONES INDICES.“

Manager of managers structure

The Funds and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Funds’ Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Funds’ sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

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Who’s who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers. Accounting services agents provide services such as calculating a fund’s net asset value (NAV) and providing financial reporting information for the fund. Please note, the Bank of New York Mellon also provides fund accounting and financial administration services to certain of the Transaction Funds.

Custodian: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes to fundamental investment policies.

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About your account

Investing in the Funds

Choosing a share class

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class E shares, Class I shares, Class R6 shares, and Class R shares are described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

Class A Shares

Class A
Initial sales charge
1.00% deferred sales charge[1]
Maximum distribution and service (12b-1) fees of 0.25%

1 You will have to pay a Limited CDSC of 1.00% if you redeem Class A shares purchased after July 1, 2021 that are subject to a CDSC within the 12 months after your purchase, unless a specific waiver of the Limited CDSC applies.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary. Different intermediaries may impose different sales charges (including potential reduction in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in the “Broker-defined sales charge waiver policies” section in this Prospectus.

The Funds have adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class E, and Class R shares (as applicable). Class I shares and Class R6 shares are not covered under the Plan. Such Plan permits the Funds to pay marketing and other fees to support the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Plan, the Funds may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of a Fund’s Class A shares. This fee is to compensate the Distributor for, either directly or through third parties, distributing a Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Plan, a Fund may pay the Distributor a fee of 0.25%, on an annual basis, of the average daily net assets of the Class E shares. This fee is to compensate the Distributor for, either directly or through third parties, distributing a Fund’s Class E shares, providing personal service to Class E shareholders and/or maintaining Class E shareholder accounts. The amounts shall be payable to the Distributor daily or at such other intervals as the Board may determine. Under the Plan, a Fund is authorized to pay the Distributor an amount not to exceed 0.50%, on an annual basis, of the average daily net assets of a Fund’s Class R shares to compensate the Distributor for, either directly or through third parties, distributing the Class R shares of a Fund, providing personal service to Class R shareholders and/or encouraging and fostering the maintenance of shareholder accounts of the Class R shares of a Fund. The amounts shall be payable to the Distributor daily or at such other intervals as the Board may determine.

Since these fees are paid out of a Fund’s assets or income on an ongoing basis, over time they will increase the cost, and reduce the return, of an investment. All or a portion of these fees may be paid to your financial advisor.

To the extent authorized by law, the Funds reserve the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class.

Class A

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment. The ongoing expenses of Class A shares are typically higher than those for Class I shares.

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Amount of purchase	Sales charge as a % of offering price[1]		Sales charge as a % of net amount invested
Less than $250,000	2.50%		2.56%
$250,000 or more	none	[2]	none	[2]

1 Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2 No sales charge is payable at the time of purchase on investments of $250,000 or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Class E (Available through the Ivy InvestEd 529 Plan)

The Ivy InvestEd 529 Plan (Ivy InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Code. Ivy Distributors, Inc. (IDI), the program manager for the Ivy InvestEd Plan, is offering the Ivy InvestEd Plan to Arizona residents as well as to residents of other states.

Contributions to Ivy InvestEd Plan accounts may be invested in shares of certain of the Funds, which are held in the name and for the benefit of the Arizona State Board of Investment in its capacity as Trustee of the Program. Class E shares purchased with contributions for a particular Ivy InvestEd Plan account are allocable to that account and will be redeemed to effect withdrawals requested by the Ivy InvestEd Plan account owner, as further described in this Prospectus. Accounts opened through the Ivy InvestEd Plan are not insured by the State of Arizona, and neither the principal invested nor the investment return is guaranteed by the State of Arizona. Ivy InvestEd Plan accounts are subject to applicable federal, state and local tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the Ivy InvestEd Plan. The Ivy InvestEd Plan may be modified in response to any such changes. Please read the Program Overview and Ivy InvestEd 529 Plan Account Application carefully before investing, which are available from your financial advisor. Class E shares are available for investment only through a qualified state tuition program in accordance with Section 529 of the Code (529 Plan). Class E shares are subject to an initial sales charge when purchased for your Ivy InvestEd Plan account, based on the amount of your investment, according to the table below. The shares’ offering price includes this initial sales charge. As noted, Class E shares under the Plan pay an annual 12b-1 fee of 0.25% of average Class E net assets.

Calculation of Sales Charges on Class E Shares

Amount of purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Less than $250,000	2.50%	2.56%	2.00%
$250,000 or more[2]	none	none	See below

1 Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2 No sales charge is payable at the time of purchase on investments of $250,000 or more in a Fund, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

The Distributor may pay broker-dealers up to 1.00% on investments made in Class A or Class E shares with no initial sales charge.

The Distributor or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see Payments to intermediaries for more information.

Class I

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are available for purchase only by:

•
funds of funds

•
participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”), when the shares are held in an omnibus account on the Fund’s records, and an unaffiliated third party provides administrative and/or other support services to the plan

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About your account

•
certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds

•
endowments, foundations, corporations and high net worth individuals using a trust or custodial platform

•
investors participating in ‘wrap fee’ or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor

•
participants of the predecessor parent company’s retirement plans

•
clients investing via any MAP or SPA program available through the predecessor parent company and its affiliates.

Each Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. For example, certain financial intermediaries that have entered into an agreement with the Distributor may offer Class I shares of the Funds to their clients through their brokerage platforms solely as a broker when acting as an agent for their clients. An investor purchasing Class I shares through a brokerage platform of such a financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary. The Funds and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class R6 (formerly, Class N)

Class R6 shares are sold without any front-end sales load or contingent deferred sales charges and do not pay an annual 12b-1 distribution and/or service fee. Class R6 shares generally are available only where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of a Fund and where an unaffiliated third-party intermediary provides administrative, distribution and/or other support services.

Class R6 shares generally are available for purchase by or through:

•
fee-based programs sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor; financial intermediaries that have been approved by, and that have an agreement with, the Distributor to offer Class R6 shares to self-directed investment brokerage accounts that may charge a transaction fee; certain registered investment advisers and other intermediaries approved by the Distributor; or a no-load network or platform sponsored by a financial intermediary where the Distributor has entered into an agreement with the intermediary

•
employee benefit plans established under Section 401(a), 403(b) or 457(b) of the Code; non-qualified deferred compensation plans and certain voluntary employee benefit associations and post-retirement benefit plans; and defined benefit plans and other accounts (including Rollover IRAs) or plans whereby Class R6 shares are held on the books of a Fund through omnibus accounts and the plan sponsor or financial intermediary has entered into an agreement with the Distributor to offer Class R6 shares to such accounts or plans

•
institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000

•
participants of the predecessor parent company’s retirement plans

•
funds (including mutual funds registered under the 1940 Act and collective trusts) of funds.

Each Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. Each Fund and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class R

Class R shares are sold without any front-end sales load or contingent deferred sales charges.

Class R shares generally are only available to employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code and non-qualified deferred compensation plans. Class R shares also are generally sold through, and held by, unaffiliated third parties whose platforms provide administrative, distributive and/or other support services to the plan investing in the Class R shares. Class R shares generally are available where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of a Fund. Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings accounts, owner-only 401(k)s, SEP IRAs, SARSEPs, SIMPLE IRAs, individual 403(b) and 457(b) plans and 529 accounts.

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The Fund reserves the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Dealer compensation

The financial intermediary who sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

Commission (%)	Class A and Class E1
Investment less than $250,000	2.00%
$250,000 or more	none

1 Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund’s shares.

How to reduce your sales charge

Sales Charge Reductions

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About your account

For purposes of the following disclosure regarding Rights of Accumulation, Letter of Intent and Account Grouping, Class E shares held in your Ivy InvestEd Plan are treated as shares held by you directly.

Lower sales charges on the purchase of Class A or Class E shares are available by:

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Rights of Accumulation: Upon your request, you can combine your holdings or purchases of a Fund and all share classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC), as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your financial intermediary, the Distributor or the Transfer Agent at the time of purchase. You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note you cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time. This feature may be available at a later time.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds within the Delaware Funds held in any MAP or SPA program through the predecessor parent company and its affiliates, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If the Distributor reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI. Please note you cannot combine your holdings or purchases of Non-Transaction Funds with Transaction Funds at this time. This feature may be available at a later time.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within the Delaware Funds will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence will not be considered for purposes of meeting the terms of an LOI.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds within the Delaware Funds held in any MAP or SPA program through the predecessor parent company and its affiliates, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (e.g., you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

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2. All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.

3. All purchases of Class A shares made by you or your spouse for your or your spouse’s IRA or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code, may be grouped, as well as your or your spouse’s employee benefit plan account under Section 401(a) of the Code, including a 401(k) plan, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

If you are investing $250,000 or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A or Class E shares that received a NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 12 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

Buying Class A shares at net asset value

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

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Individuals investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers.

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Current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Transaction Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the predecessor distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of the predecessor parent company and its affiliates, and former participants in the predecessor parent company 401(k) and Thrift Plan and/or the predecessor parent company Retirement Income Plan who are investing the distribution of plan assets into an IRA. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A shares at NAV into new accounts that are established after October 31, 2019.

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Trustees, officers, directors or employees of Minnesota Life or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each, including purchases into certain retirement plans and certain trusts for these individuals.

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Clients of those financial intermediaries that have entered into an agreement with the Distributor and that have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients).

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Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which the Manager has entered into subadvisory agreements.

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Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which the Distributor has entered into selling agreements.

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Individuals in employee benefit plans described in Section 401(a) (including a 401(k) plan) or 457(b) of the Code, where the plan has 100 or more eligible participants, and the Fund’s shares are held in individual plan participant accounts on the Fund’s records.

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About your account

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Individuals (other than those individuals whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I or Class Y shares.

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Purchases by individuals in a multi-participant employee benefit plan described in Sections 401(a), 403(b) or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless the Distributor has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver.

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Individuals (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with the Transaction Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 72 from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, and IRA accounts under Section 408 of the Code, provided such reinvestment is made within 90 calendar days of receipt of the required minimum distribution.

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Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a) of the Code, other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974, provided that such plan is assigned to the predecessor parent company and its affiliates as the broker-dealer of record at the time of transfer or rollover.

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Individuals (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any Fund within the Transaction Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date.

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Individuals investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by the predecessor parent company and its affiliates.

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Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Funds reserve the right to modify or waive the above policies at any time. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

Class E shares may be purchased at NAV by:

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Current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Transaction Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the predecessor distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of the predecessor parent company and its affiliates. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class E shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class E shares at NAV into new accounts that are established after October 31, 2019.

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Clients who transferred their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the Ivy InvestEd Plan due to the closing of the SM&R- sponsored 529 Plan, and who established their SM&R-sponsored Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R.

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Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker-dealers with which the Distributor has entered into selling agreements.

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Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which the Manager has entered into subadvisory agreements.

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Individuals in Ivy InvestEd Plan accounts that are participating in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deduction.

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Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.

For purposes of determining sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Funds reserve the right to modify or waive the above policies at any time.

Sales Charge Waivers for Certain Transactions

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Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify your financial intermediary in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time:

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Exchange of Class A shares of another fund within the Delaware Funds or shares of any portfolio within the InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

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Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

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Reinvestment of the proceeds up to 90 days after you redeem shares under certain circumstances. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Depending on the financial intermediary holding your account, your reinvestment privileges may differ from those described in this prospectus. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

Class E shares may be purchased at NAV under the following circumstances, provided that you notify your financial intermediary in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time:

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Exchange of Class E shares of any fund within the Delaware Funds or shares of any portfolio within the InvestEd Portfolios, if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

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Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class E shares into Class E shares of the same Fund and account, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). The reinvestment into Class E shares will be treated as a new contribution.

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Direct Rollover initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code, (ii) the shares were purchased through a broker-dealer or financial advisor, and (iii) the selling agreement or any other agreement between IDI and the broker-dealer or financial advisor does not prohibit direct rollovers at NAV into another qualified state tuition program. The sales charge waiver only applies to the shares purchased with the direct rollover proceeds, and additional contributions made to your Ivy InvestEd Plan account will be assessed the applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers also is available, free of charge, at ivyinvestments.com, including hyperlinks to facilitate access to this information. You also will find more information in the SAI about sales charge reductions and waivers.

Waivers of contingent deferred sales charges

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of certain Class A or Class E shares and paid to the Distributor, as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of certain Class A or Class E shares.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

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About your account

The CDSC for Class A shares that are subject to a CDSC will not apply in the following circumstances:

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redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of a participant. The death must have occurred after the account was established with the Distributor

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redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with the Distributor

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redemptions of shares (1) from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) or an IRA under Section 408 of the Code made to satisfy required minimum distributions or in connection with the distribution of excess contributions; (2) resulting from the death or disability of an employee participating in an employee benefit plan identified above; or (3) by a tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper

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redemptions of shares purchased by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Transaction Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the predecessor distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of the predecessor parent company. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors who are eligible to sell their Class A shares that are subject to a CDSC without paying a CDSC are those selling form accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to sell their Class A shares that are subject to a CDSC without paying a CDSC from accounts that are established after October 31, 2019.

•
redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

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redemptions the proceeds of which are reinvested within 90 calendar days in shares of the same class of the Fund as that redeemed

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for clients of non-affiliated third party broker-dealers, redemptions of Class A shares for which the broker-dealer was not paid an up-front commission by the Distributor

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the exercise of certain exchange privileges as described herein

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redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650

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redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

The CDSC for Class E shares that are subject to a CDSC will not apply in the following circumstances:

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redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of the participant. The death must have occurred after the account was established with the Distributor

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redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with the Distributor

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redemptions of shares purchased for Ivy InvestEd Plan accounts held by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Transaction Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of the Distributor, current and former employees of the predecessor distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of the predecessor parent company. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors who are eligible to sell their Class E shares that are subject to a CDSC without paying a CDSC are those selling from accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to sell their Class E shares that are subject to a CDSC without paying a CDSC from accounts that are established after October 31, 2019.

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redemptions of shares for the purpose of complying with the excess contribution limitations prescribed by the Program if the excess contributions are rolled over to another Ivy InvestEd Plan account for a different “designated beneficiary” (as defined in the Code) (Designated Beneficiary)

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redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed

•
the exercise of certain exchange privileges as described herein

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redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

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How to buy shares

Ways to Set Up Your Account (for Class A shares)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Gifts or Transfers to a Minor

To invest for a child’s education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $16,000 in 2022 per child free of federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened.

Ivy InvestEd Plan Account Registration

Pursuant to Arizona requirements, Ivy InvestEd Plan accounts generally may only be registered in the name of an individual who is the Account Owner. The Account Owner is the one who has the authority to designate the Designated Beneficiary, make withdrawals, select the Funds in which to invest and otherwise control the account. The Account Owner may be anyone — a parent, grandparent, dated trust, friend or self. Joint owners, or joint accounts, are not permitted. Although only one person may be listed as the Account Owner, you should designate a successor Account Owner on the Ivy InvestEd 529 Plan Account Application in the event of the Account Owner’s death.

An account also may be opened by a state or local government or a 501(c)(3) organization as the Account Owner, if the account will be used to fund scholarships for persons whose identity will be determined after the account is opened.

Although these registrations are the only way an account can be set up, anyone may contribute to an Ivy InvestEd Plan account once it is established. See the section entitled Adding to your Account.

The Account Owner will identify, on the Ivy InvestEd 529 Account Application, a Designated Beneficiary. A Designated Beneficiary can be any person interested in pursuing educational opportunities at an eligible educational institution, including the Account Owner.

The Designated Beneficiary can be changed to a family member, as defined by current tax laws, of the original beneficiary.

There is a one-time $10 application fee per Ivy InvestEd Plan account, paid by IDI at the time of the initial investment and forwarded to the Arizona State Board of Investment (Commission), under whose authority the Ivy InvestEd Plan is made available, to help defray its administrative costs. Shares of a Fund held in your Ivy InvestEd Plan account are held in the name of the Commission, as Trustee of the Program.

Ivy InvestEd Plan accounts with a balance of less than $25,000 on the second Tuesday of each December will be charged an annual account fee of $20. This fee will be waived for Arizona residents, accounts enrolled with AIS, as well as for certain trustees, directors, employees and financial advisors (and certain of their family members) of IDI and its affiliates.

Buying Shares

You may buy shares of the Fund through third parties that have entered into selling arrangements with the Distributor. Contact any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. The transfer agent for the Fund will not accept account applications unless submitted by an entity with which the Distributor maintains a current selling agreement.

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About your account

The transfer agent for the Fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO addresses are acceptable).

If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase shares of the Fund.

Initial Purchases of Class E Shares for your Ivy InvestEd Plan Account: When you place an initial order to buy Class E shares for your Ivy InvestEd Plan account, your order, if accepted, will be processed at the next NAV calculated (plus any applicable sales charge) after your order, in proper form, is received and accepted. Proper form for an initial purchase of Class E shares includes receipt by WISC of a completed Ivy InvestEd 529 Plan Account Application and additional required documentation, if applicable. Please note that all of your purchases must be made in US dollars and checks must be drawn on US banks. Neither cash nor post-dated checks will be accepted.

Shares of a Fund may be purchased for your Ivy InvestEd Plan account through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. Your initial order will receive the offering price next calculated after the order has been received in proper form by WISC. Therefore, if your order is received in proper form by WISC before 4:00pm Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by WISC after 4:00pm Eastern Time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day.

To add to your account by mail: Make your check payable to Ivy Investments or Ivy Funds. Mail the check to WISC at the address below, along with the detachable form that accompanies the confirmation of a prior financial transaction or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to: WI Services Company, P.O. Box 219722, Kansas City, MO 64121-9722.

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

To add to your account by telephone or internet: Generally, you (and your financial professional when expressly authorized by you) are automatically eligible to purchase Class A or Class E shares of a Fund by Automated Clearing House (ACH) via telephone or internet access (where permitted). To do so, you must have an existing account number. Please call 888 923-3355 to report your purchase. For internet transactions, you may not execute trades greater than $25,000 per Fund per day. If you need to establish an account for Class I shares, you may call 888 923-3355 to obtain an account application. You may then mail a completed application to WISC at the above address. The ability to submit ACH purchase transactions is dependent on having your bank information on your mutual fund account. Please contact your financial professional to add ACH transaction capability. To remove this automatic option, please call 888 923-3355 or submit a written request at the above address.

To add to your account by Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the AIS.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by WISC or its authorized agent. Note the following:

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All of your purchases must be made in US dollars and checks must be drawn on US banks. Neither cash nor post-dated checks will be accepted.

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If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund within the Transaction Funds and/or InvestEd Portfolios, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

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You may purchase shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the NSCC, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00pm Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price, even if such financial intermediary fails in its duty to transmit the order in a timely manner. If your order is received in proper form by that firm after 4:00pm Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00pm Eastern Time and transmit such orders to the Fund on or before the following business day, you will receive the offering price next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price.

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Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own requirements regarding the purchase of Fund shares, including rules pertaining to minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to

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make in a given time period. Financial intermediaries also may designate further intermediaries to accept purchase and redemption orders. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

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Broker-dealers that perform account purchase and redemption transactions for their clients are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with the Distributor, and are compensated for performing account transactions for their clients.

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When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS. See “Dividends, distributions and taxes — Taxes”.

The transfer agent for the Fund reserves the right to reject any purchase orders, including purchases by exchange, prior to acceptance of such purchase order, and it and the Fund reserves the right to discontinue offering Fund shares for purchase.

Minimum Investments

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A shares, the minimum investment is generally $750 per fund. For Class E shares, the minimum investment is generally $250 per fund. For certain exchanges, minimum investment for an exchange is either (i) a single $750 exchange or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month Automatic Investment Service (AIS) or (b) a $50 per month systematic exchange from another fund. For accounts opened with AIS, the minimum investment is generally $150 per fund. An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian. For accounts established through payroll deductions and salary deferrals or for retirement accounts established with employer discretionary contributions, minimum investments may be made in any amount.

Subsequent investments may generally be made in any amount. For certain exchanges and for AIS, the minimum subsequent investment amount is $50 per fund. For accounts established through payroll deductions and salary deferrals, subsequent investments may be made in any amount.

For Class I, Class R6, and Class R shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Adding to Your Account

Subject to the minimums described above, you, or anyone, can make additional investments of any amount at any time; however, with respect to Class E shares, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated Beneficiary for all Ivy InvestEd Plan to exceed limits imposed by the Ivy InvestEd Plan. For the 2021-2022 academic year, the maximum account balance at the time of a contribution is, in the aggregate per beneficiary, $519,000, as determined by the Arizona Commission for Postsecondary Education. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Under current law, any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a non-qualified withdrawal or rolled over into an account for a different Designated Beneficiary.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Limitations on Exchanges

Shareholders of the Transaction Funds may not be able to exchange their shares for shares of Delaware Funds that are not Transaction Funds at the present time, and vice versa. However, until the exchange privilege is available between Transaction Funds and non-Transaction Funds, Class A shareholders may reinvest the proceeds of a redemption from Transaction Funds in Class A shares of any other Delaware Fund or from non-Transaction Funds in Class A shares of any Transaction Fund without paying a sales charge up to 90 days after the redemption. Please notify your Fund’s financial intermediary or your transfer agent if you wish to utilize this privilege. Please note that your Fund’s financial intermediary may have different policies around this privilege.

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About your account

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm ET), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm ET). A Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Funds use fair value pricing, they may take into account any factors they deem appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, normally at 4:00pm ET or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Funds may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Funds’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Boards’ oversight.

Retirement plans

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell education savings accounts) may be tax-deductible. A majority of these types of savings plans carry up to an $18 annual fee (which fee may be increased at the discretion of the Distributor), subject to certain waivers. Please contact your tax advisor for further information.

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Individual Retirement Accounts (IRAs) allow eligible individuals with earned income to invest up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2022, the Annual Dollar Limit is $6,000, which amount will be indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a “catch-up” contribution. The maximum annual catch-up contribution is $1,000. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. An individual’s maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year.

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IRA Rollovers allow assets deposited from eligible retirement plans to remain tax-sheltered, and any earnings grow tax- deferred until distributed in cash.

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Roth IRAs allow eligible individuals to make nondeductible contributions up to the Annual Dollar Limit per year. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. A Roth

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IRA contribution of a working individual and his or her spouse also is subject to an annual adjusted gross income (AGI) limitation. An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of the IRA plan-types may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to federal income tax.

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Simplified Employee Pension Plans (SEP IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit-sharing plan but with fewer administrative requirements.

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Savings Incentive Match Plans for Employees IRA (SIMPLE IRAs) can be established by employers with 100 or fewer employees to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.

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Owner-Only Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $61,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2022. This plan-type does not include 401(k) or Roth 401(k) options.

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Individual 401(k)/Exclusive(k)® Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income with a maximum of $61,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2022. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,500 for 2022.

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Multi-Participant 401(k) Plans allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

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Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

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403(b)(7) Custodial Accounts are available to certain employees of educational institutions, churches and Code Section 501(c)(3) (that is, tax-exempt charitable and certain other) organizations. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

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457(b) Plans allow employees of state and local governments and certain tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

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Coverdell Education Savings Accounts are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay for certain qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.

Document delivery

Reports

Statements and reports sent to you include the following:

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confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)

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quarter-to-date statements (quarterly)

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year-to-date statements (after the end of the fourth calendar quarter)

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Annual and Semiannual Reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund’s most recent prospectus and/or summary prospectus and Annual and Semiannual Reports to shareholders may be mailed to shareholders having the same last name and address in the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You also may visit ivyinvestments.com to view and/or download these documents, as well as other information about each Fund.

You may elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the Individual Investor

Accounts — Access Your Account Online feature available via ivyinvestments.com.

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About your account

Shareholders or financial intermediaries must contact the Funds regarding any errors or discrepancies within twelve months of the date of the confirmation or other account statement; except that, with respect to unfulfilled Letters of Intent, the Funds must be contacted within fifteen months. If there is a delay in reporting an error or discrepancy, the Funds may be unable to adjust your account.

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the next calculated NAV per share of that Fund class, subject to any applicable CDSC.

If your shares are not held in a Direct Account, please contact your broker-dealer, plan administrator, third-party record keeper or other applicable financial intermediary to sell shares of the Fund.

By telephone or internet: Generally, you (and your financial professional when expressly authorized by you) are automatically eligible to redeem your shares by telephone or internet as set forth below. You may request to receive payment of your redemption proceeds via direct ACH (for Class A or Class E shares) or via wire (for Class A shares). A fee of $10 per transaction will be charged for wire redemptions on all classes except Class I. To redeem your Class A or Class E shares, call 888 923-3355 or place your redemption order at ivyinvestments.com (where permitted), and give your instructions to redeem your shares via ACH or via wire, as applicable. To redeem your Class I shares, submit a written request at the address below and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information generally must be established on your account for a minimum of 10 days before either a wire redemption or ACH redemption will be processed. Requests by internet can only be accepted for amounts up to $50,000 per Fund per day. WISC can send redemption proceeds via wire only to a United States domestic bank. Foreign wires are not permitted. The ability to submit ACH redemption transactions is dependent on having your bank information on your mutual fund account. Please contact your financial professional to add ACH transaction capability. To remove this automatic option, please call 888 923-3355 or submit a written request at the address above.

Selling your Ivy InvestEd Plan Class E Shares: Only the Account Owner (and the Account Owner’s financial professional when expressly authorized by the Account Owner) may request withdrawals from an Ivy InvestEd Plan account, which will be accomplished by selling (redeeming), at any time, some or all of the account’s shares, subject to a penalty if applicable.

When you place an order for a withdrawal from your Ivy InvestEd Plan account, that order will be treated as an order to sell shares, and the shares will be sold at the next NAV calculated, subject to any applicable CDSC, after your order, in proper form, is received and accepted. Proper form includes receipt by your financial advisor or WISC of a completed Ivy InvestEd Plan Distribution Form. Withdrawals will be classified as either “qualified” or “non-qualified” for federal, state and local income tax purposes. See Dividends, distributions and taxes — Taxes on Ivy InvestEd Plan Accounts — Class E Shares below.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

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the name on the account registration

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the Fund’s name

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the account number

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the dollar amount or number, and the class, of shares to be redeemed

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any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to: WI Services Company, P.O. Box 219722 Kansas City, MO 64121-9722

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

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When you place an order to sell shares or when you make a withdrawal from your Ivy InvestEd Plan account by placing an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC, after receipt of a request for redemption in good order by WISC or other authorized Fund agent as described above. Note the following:

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If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the authorization of only one joint owner is required. Otherwise, each owner must sign the redemption request.

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If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

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Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

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Under normal circumstances, the Fund anticipates that payment of redemption proceeds will be made within 3 business days after receipt of a request for redemption in good order, regardless of the method by which such order is placed. However, the Fund reserves the right to take up to 7 days to pay out redemption proceeds after receipt of a request for redemption in good order, as permitted by the 1940 Act.

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Although payment of redemption proceeds normally is made in cash, redemptions may be made in portfolio securities under certain conditions and circumstances as determined by the Board, such as during times of stressed market conditions or when conditions exist that make cash payments undesirable. Cash used for redemptions typically will be raised from the sale of portfolio assets or may come from a Fund’s existing holdings of cash or cash equivalents.

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The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

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If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00pm Eastern Time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00pm Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00pm Eastern Time and transmit such orders to the Fund on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

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Broker-dealers that perform account purchase and redemption transactions for their clients are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirement for Selling Shares

Account Type	Special Requirements
Individual	The written instructions must be signed exactly as the name appears on the account.
Joint Tenant

If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the written instructions may be signed by only one joint owner. Otherwise, the written instructions must be signed by each owner, exactly as their names appear on the account.

Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (e.g., employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.

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Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

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a redemption request made by a corporation, partnership or fiduciary

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a redemption request made by someone other than the owner of record

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the check is made payable to someone other than the owner of record

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a check redemption request if the address on the account has been changed within the last 30 calendar days

This requirement is to protect you and the Fund from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Funds reserve the right to redeem at NAV all of your Fund shares in your account if the account balance of those shares is less than $650. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the account balance of your shares in the Fund to $650. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to retirement accounts.

You may reinvest, without a sales charge, all or part of the amount of Class A or Class E shares of the Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by a Fund within 60 calendar days for Class E shares and 90 calendar days for Class A shares after the date of your redemption, and the reinvestment must be made into a Transaction Fund and class of shares from which it was redeemed (minimum investment amounts will apply). The reinvestment into Class E shares will be treated as a new contribution. You may do this only once each calendar year with Class A and/or Class E shares of the Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

The CDSC, if equal to or greater than $10, will not apply to the proceeds of Class A (as applicable), or Class E (as applicable) shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 calendar days for Class E shares and 90 calendar days for Class A shares after such redemption. The Distributor will, with your reinvestment, instruct WISC, the Fund’s transfer agent, to reimburse the CDSC attributable to the amount reinvested (provided that the CDSC is equal to or greater than $10). For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund and once each calendar year as to Class E shares of a Fund. The reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Fund’s transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions

Investor services

If you are investing through certain third-party broker dealers, please contact your plan administrator or other record keeper for information about your account.

If you have established an account that is maintained on the Fund’s shareholder servicing system, WISC can provide you with assistance in the servicing of your account. However, WISC cannot provide you with any investment advice or make any recommendations regarding the advisability of acquiring, holding, disposing or exchanging mutual fund shares in your account or make any recommendation of a person to provide you with investment advice. Any transactions requested by you will be considered unsolicited and not based upon any advice or recommendation by WISC, its affiliated companies, or any of their employees or representatives.

If you have identified a financial intermediary to provide you with investment advice or recommendations related to your account and the financial intermediary is contractually authorized to service your account, WISC can assist you with completing the necessary documentation so that a financial advisor can be assigned to your account.

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Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888 923-3355, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, the Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

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obtain information about your accounts

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obtain price information about other funds within the Transaction Funds

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obtain any Fund’s current prospectus, SAI, Annual Report, or other information about any of the Transaction Funds

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request duplicate statements

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transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on the Fund’s shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.

Internet Service

The Transaction Funds website, ivyinvestments.com, also is available. If you do not currently have an account established that is maintained on the Fund’s shareholder servicing system, you may use the website to obtain information about the Fund, including accessing the Fund’s current prospectus, SAI, Annual Report or other information. If you have an account set up that is maintained on the Fund’s shareholder servicing system, you also may use the website to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares for certain share classes, if you have established Express Transactions for your account.

Exchange of Shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please see the Section of this Prospectus entitled “Limitations on Exchanges” if you are a shareholder of a Transaction Fund.

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another fund within the Delaware Funds without the payment of an additional sales charge if you exchange Class A shares. For Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class I or shares of any of the Funds within the Delaware Funds and buy Class I shares of another fund within the Delaware Funds. Class A shares of any of the Funds within the Delaware Funds also may be exchanged for shares of Ivy InvestEd Portfolios.

Except as otherwise noted, you may sell your Class E shares and buy Class E shares of another fund within the Delaware Funds that offers Class E shares without the payment of an additional sales charge. For Class E shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run.

Except as otherwise noted, you may sell your Class R shares of a Fund within the Delaware Funds and buy Class R shares of another fund within the Delaware Funds that offers Class R shares. Contact your plan administrator or record keeper for information about exchanging your shares.

Except as otherwise noted, you may sell your Class R6 shares of a Fund within the Delaware Funds and buy Class R6 shares of another fund within the Delaware Funds that offers Class R6 shares. Contact your plan administrator or record keeper for information about exchanging your shares.

You may exchange only into funds the shares of which are legally permitted for sale in your state of residence. Currently, shares of each fund within the Transaction Funds may be sold only within the United States, the Commonwealth of Puerto Rico and the US Virgin Islands. In addition, shares of each fund within the Delaware Funds also may be sold in Guam. Note that exchanges out of a Fund may have tax consequences for you. See “Dividends, distributions and taxes — Taxes”. Before exchanging into a fund, read its prospectus.

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Important Exchange Information
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Except as otherwise noted, you must exchange into the same share class you currently own.

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An exchange is considered a taxable event and may result in a capital gain or a capital loss for federal tax purposes.

How to Exchange

Please note the Ivy InvestEd Plan accounts may have special restrictions on exchanges.

If you are investing through certain third-party broker dealers, contact your plan administrator or other record keeper for information about how to exchange.

If you have an account set up that is maintained on the Fund’s shareholder servicing system, the following applies:

By mail: Send your written exchange request to WISC at the address listed under Selling Shares.

By telephone: Call WISC at 888 923-3355 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, the transfer agent for the Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to exchange shares of the Fund.

Converting Shares

Self-Directed Conversions. Subject to the requirements set forth below, you may be eligible to convert your Class A or Class I shares to another share class within the same fund.

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If you hold Class A shares and are eligible to purchase Class I shares or Class R6 shares as described above in the sections entitled Class I Shares or Class R6 Shares, you may be eligible to convert your Class A shares to Class I shares or Class R6 shares of the same fund.

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If you hold Class I shares and are eligible to purchase Class R6 shares, as described in the section entitled Class R6 Shares, you may be eligible to convert your Class I shares to Class R6 shares of the same fund.

A conversion from Class A to another share class will be subject to any deferred sales charge to which your Class A shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of the Distributor to permit or reject. A conversion between share classes of the same fund is not a taxable event.

Automatic Conversions. If you hold Class A shares in any MAP or SPA program account, your Class A shares automatically will be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and your participation in that MAP or SPA program is terminated for any reason, your Class I shares may be automatically converted to Class A shares of the same Fund which have higher expenses (including Rule 12b-1 fees) than the expenses of the Class I shares. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

If you hold Class I shares through a ‘wrap fee’ or asset allocation program or other fee-based arrangement sponsored by a nonaffiliated broker-dealer or other financial institution that has entered into an agreement with the Distributor, but subsequently become ineligible to participate in the program or withdraw from the program, you may be subject to conversion of your Class I shares by the program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Such conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You should contact your program provider to obtain information about your eligibility for the provider’s program and the class of shares you would receive upon such a conversion.

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Automatic Transactions for Class A and Class E Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Flexible Withdrawal Plans let you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian also may apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service

To move money from your bank account to an existing Fund account

Minimum Amount	Frequency
$50 (per Fund)	Monthly

Systematic Exchange Service

To systematically exchange from one Fund account to another existing Fund account

Minimum Amount	Frequency
$50 (per Fund)	Monthly

Frequent trading of Fund shares (market timing and disruptive trading)

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and/or redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or the Distributor, thereby indirectly affecting a Fund's shareholders.

Certain funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a fund invests a significant portion of its assets in foreign securities, the fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of fund shares. The Funds may fair value securities pursuant to the Funds’ Valuation Procedures; however, there can be no assurance that the Funds’ process to fair value securities will be able to eliminate the arbitrage opportunity in Funds that hold foreign securities.

In addition, a Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small-capitalization companies, municipal obligations, or that invests a significant portion of its assets in high-yield fixed-income securities.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Funds’ transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Funds’ market timing policy:

WISC will monitor the number of roundtrip transactions in Fund shares. Any shareholder that has more than two transactions that are considered a change in direction relative to a Fund within a time period determined by WISC may be restricted from making additional purchases of Fund shares. A change in direction

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is defined as any exchange or sale out of a Fund and a second change in direction is an exchange or purchase back into the Fund. Shareholders who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all-inclusive of the trading activity that may be deemed to violate the Funds’ market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Fund shares.

As an additional step, WISC reviews Fund redemption and purchase activity within various time frames for potentially harmful trading activity. If WISC identifies what it believes are market timing activities in an account held directly on a Fund’s records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within an 11 month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of the funds within the Transaction Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund’s market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, the Distributor has entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by the Distributor, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by the Distributor as having engaged in Fund share transactions that violate a Fund’s market timing policy. The Distributor’s procedures seek to monitor transactions in omnibus accounts so that the Distributor may make such further inquiries and take such other actions it determines appropriate or necessary to enforce the Funds’ market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, the Distributor and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, the Distributor or WISC may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account. The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

A financial intermediary through which an investor may purchase shares of a Fund also may independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts. In other cases, the Funds may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Funds’ policies to shareholders investing in the Funds through such intermediary, based upon the Funds’ conclusion that the intermediary’s policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. If an investor purchases a Fund’s shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. Each Fund attempts to have financial intermediaries apply the Funds’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Funds’ ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Funds’ frequent trading policy with respect to an omnibus account, the Funds’ transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds’

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transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Funds’ frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds’ transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no assurance that the information received by the Funds from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Funds’ transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares, or restrict individual trading activity as applicable.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Funds’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Funds’ market timing policy and/or its monitoring criteria at any time without prior notice. The Funds, WISC and/or the Distributor shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Class E shares of the Funds are intended for long-term investment purposes to save for post-secondary education. Because Class E shares are an investment vehicle for your Ivy InvestEd Plan, investor-initiated exchanges among the Funds are limited by the terms of your Ivy InvestEd Plan. In addition, the Code imposes federal income tax (and possibly, additional tax) on redemptions of Class E shares that are non-qualified withdrawals. As a result, it is unlikely that investments in Class E shares would be used to engage in market-timing activity. While the Distributor and WISC recognize that investments in Class E shares do not likely present the same opportunity for market-timing activity that may be present for other share classes, WISC monitors for such activity, as described above.

A Fund’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Dividends, distributions, and taxes

Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times:

Quarterly in March, June, September and December: Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund and Delaware Ivy ProShares MSCI ACWI Index Fund

Declared monthly and paid monthly: Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund and Delaware Ivy ProShares S&P 500 Bond Index Fund

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Dividends that are declared for a particular day are paid to shareholders of record on the preceding business day. However, dividends that are declared for a Saturday or Sunday (or for a Monday that is a federal holiday) are paid to shareholders of record on the preceding Thursday (or the preceding business day if that Thursday is a federal holiday).

Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1. Share Payment Option. Your dividends, capital gain and other distributions with respect to a class of the Fund will be automatically paid in additional shares of that class. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the total distribution is less than five dollars, it will be automatically paid in additional shares of the distributing class.

For retirement plans and accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares of the distributing class. Additionally, all distributions in respect of Class E shares also are automatically paid in additional shares of that class.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (and you are not otherwise exempt from federal income tax), you should be aware of the following tax implications:

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Taxes on distributions. Each Fund has elected and intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. You will be subject to tax to the extent a Fund makes actual or deemed distributions of net income and realized net gains to you. Dividends from a Fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gains and losses from certain foreign currency transactions, but excluding exempt-interest dividends), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. However, a Fund’s dividends attributable to its “qualified dividend income” (QDI) (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other noncorporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains — a maximum of 15% or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends- received deduction allowed to corporations (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the federal AMT, if applicable as discussed above. It is not expected that any dividends paid by the Delaweare Ivy ProShares Interest Rate Hedged High Yield Index Fund or the Delaware Ivy ProShares S&P 500 Bond Index Fund will qualify as QDI or DRD.

Distributions of a Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, but excluding exempt-interest dividends) are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For federal income tax purposes, long-term capital gain an individual or certain other noncorporate shareholder (each, an individual shareholder) realizes generally is taxed at the 15% and 20% maximum rates mentioned above.

For individual shareholders, each Fund notifies you after each calendar year-end as to the amounts of its dividends and other distributions paid (or deemed paid) to you for that year, including what portion of a Fund’s distributions qualifies as tax-exempt income, ordinary income and long-term capital gains.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit or may be deductible by you in computing your taxable income. A Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a US REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Fund realizes excess inclusion income in excess of certain threshold amounts.

Taxes on transactions. Any capital gain or loss you realize upon a sale of shares generally is treated as long-term capital gain or loss if you hold the shares for more than one year, and as short-term capital gain or loss if you hold the shares for one year or less. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares. Your ability to deduct capital losses realized on a sale of shares may be limited. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund within the Delaware Funds and/or InvestEd Portfolios generally will have similar tax consequences to a redemption thereof. However, special rules apply when you dispose of a Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within the Delaware Funds and/or InvestEd Portfolios by January 31 of the calendar year following the redemption or exchange without paying a sales charge due to the 90-day reinvestment privilege or exchange privilege. See Your Account — Selling Shares. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will be disallowed and will be added to the basis in the newly purchased shares.

Other. In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares they acquired or acquire after December 31, 2011 (“Covered Shares”), and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. A Fund shareholder may elect any IRS-accepted method for determining basis for Covered Shares; however, they must make any elections in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Fund’s default method, which is the average basis method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisor to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

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An individual is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property, including dividends and capital gain distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares) or (2) the excess of his or her “modified adjusted gross income” over $250,000 for married shareholders filing jointly and $200,000 for single shareholders. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisor regarding the effect, if any, this provision may have on their investment in Fund shares.

Withholding. Each Fund must withhold 24% of all taxable dividends, and capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individual shareholders who do not furnish the Fund with a correct taxpayer identification number and certain required certifications. Withholding at that rate also is required from taxable dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

The income dividends a Fund pays to a non-resident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”) generally are subject to a 30% (or lower treaty rate) federal withholding tax, even if those dividends are attributable to income from a non-US source earned by the Fund. In order to qualify for a reduced treaty rate of withholding, if any, a beneficial owner of shares will need to certify, generally on an IRS Form W-8BEN, that it is a foreign shareholder and provide additional information. Exemptions from US withholding tax are provided to a foreign shareholder that or who so certifies for certain capital gain dividends paid by a Fund from net long-term capital gains, exempt-interest dividends, “qualified net interest income” and “qualified short-term gain” (so-called “interest-related dividends” and “short-term capital gains dividends,” respectively), if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person. Foreign shareholders are urged to consult their own tax advisor concerning the applicability of US withholding tax.

Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS on which the Funds may rely, such withholding no longer is required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on US government securities generally is not subject to state and local taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities, as well as on the sale of municipal bonds, generally are fully subject to such taxes.

You should consult your tax advisor to determine the taxability in your state and locality of dividends and other distributions paid by the Funds.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Taxes on Ivy InvestEd Plan Accounts — Class E shares

In general, your investment in Class E shares of a Fund is part of the Program. The Program has received a ruling from the IRS stating that, in general, the Program qualifies under Section 529 of the Code so that earnings on Program investments are not subject to federal income tax (with respect to either a contributor to the Program or a Designated Beneficiary) until the earnings are withdrawn.

Generally, each withdrawal from an Ivy InvestEd Plan account comprises two pro rata components: (1) a return of principal (that is, contributions to the account, including the portion of any rollover from another state’s 529 Plan account that is attributable to contributions to its plan) and (2) earnings. The return of principal portion of any withdrawal, whether “qualified” or “non-qualified”, is not taxable. As explained below, the earnings portion of a withdrawal may be subject to federal income tax, and possibly additional federal income tax, depending on whether a withdrawal is qualified or non-qualified.

Qualified Withdrawals. A qualified withdrawal is a withdrawal used for “qualified higher education expenses” (as defined in the Code) (Qualified Higher Education Expenses), which may include (i) tuition, fees, books, computers (including related equipment such as Internet and computer software), supplies and equipment required for the enrollment or attendance of a Designated Beneficiary at an “eligible educational institution” (also defined in the Code); (ii) reasonable room and board expenses for a Designated Beneficiary who attends such an institution at least half-time; (iii) expenses for special needs services in the case of a special needs Designated Beneficiary which are incurred in connection with such enrollment or attendance; and/or (iv) fees, books, supplies and equipment required for participation by a Designated Beneficiary in an apprenticeship program registered with the Secretary of Labor. A qualified withdrawal also includes

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a withdrawal for tuition (up to $10,000 per year) in connection with enrollment or attendance at an elementary or secondary public, private or religious school. At the request of the Account Owner, a qualified withdrawal of proceeds may be made payable to an eligible educational institution on behalf of the Designated Beneficiary. Additionally, qualified withdrawals may be used to pay principal or interest on any qualified education loan (as defined in the Code) of the Designated Beneficiary and the Designated Beneficiary’s siblings. Such payments may not be eligible for student loan interest deductions. Please consult your tax advisor regarding the tax consequences for such withdrawals.

When shares are redeemed in a qualified withdrawal, the withdrawal is federal income tax-free (although such a withdrawal still may be subject to state and/or local taxes).

Non-Qualified Withdrawals. A non-qualified withdrawal is a withdrawal that is not used for Qualified Higher Education Expenses, unless the withdrawn amount is transferred within 60 days to another 529 Plan for the same Designated Beneficiary as under the Program. The earnings portion of a non-qualified withdrawal generally is subject to (1) federal income tax at the marginal tax rate of the person for whose benefit the withdrawal is made and (2) an additional federal 10% tax on the earnings portion of the withdrawal. Penalty-free withdrawals may be made if the Designated Beneficiary receives a scholarship (not exceeding the amount of the scholarship award), dies or becomes permanently disabled, although the earnings portion of the withdrawal will be subject to federal income tax.

Please consult your tax advisor regarding the current tax consequences of withdrawals from your Ivy InvestEd Plan account. The Account Owner or the Designated Beneficiary is responsible for retaining the appropriate documentation for the tax treatment of qualified withdrawals, determining whether a withdrawal is qualified or non-qualified, making the appropriate filings with the IRS, and paying the additional 10% federal tax, if applicable, on earnings.

The foregoing is only a brief summary of some of the important federal income tax considerations relating to investments in the Funds under the Program; you will find more information in the SAI and the Program Overview. You are urged to consult your own tax advisor for information about the state and local tax consequences of, and the impact of your personal financial situation on, an investment in the Ivy InvestEd Plan. In addition, please note that if you are a resident of a state other than Arizona, there may be state tax benefits available to you from an investment in a 529 Plan offered by your state.

102

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Funds may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Code. Asset allocation models include the Delaware Funds by Macquarie® Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

103

Financial highlights

The financial highlights tables are intended to help you understand the financial performance of the Funds for the past five years or, if shorter, the period of a Class’s operations. On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Funds’ prior investment manager. The performance shown from before April 30, 2021 are from the Funds’ prior investment manager. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended September 30, 2021 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request by calling 888 923-3355. For the fiscal years ended prior to September 30, 2021, the Funds’ prior independent registered public accounting firm audited the Funds’ financial statements.

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund (formerly, Ivy ProShares Interest Rate Hedged High Yield Index Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[4]
Net asset value, beginning of period	$8.74	$9.44	$10.05	$10.07	$10.00
Income (loss) from investment operations:
Net investment income[1]	$0.40	$0.47	$0.54	0.50	0.20
Net realized and unrealized gain (loss)	$0.43	(0.65)	(0.54)	0.01	0.01
Total from investment operations	$0.83	(0.18)	0.00*	0.51	0.21
Less dividends and distributions from:
Net investment income	$(0.41)	(0.52)	(0.51)	(0.48)	(0.14)
Net realized gain	‑	‑	(0.10)	(0.05)	‑
Total dividends and distributions	$(0.41)	(0.52)	(0.61)	(0.53)	(0.14)
Net asset value, end of period	$9.16	8.74	9.44	10.05	10.07
Total return[2]	9.60%	-1.89%	0.15%	5.21%	2.15%
Ratios and supplemental data:
Net assets, end of period (in millions)	$3	$3	$3	$3	$3
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%	[5]
Ratio of expenses to average net assets prior to fees waived[3]	1.33%	1.25%	1.16%	1.30%	1.00%	[5]
Ratio of net investment income to average net assets	4.41%	5.30%	5.60%	5.04%	4.51%	[5]
Ratio of net investment income to average net assets prior to fees waived[3]	3.98%	4.95%	5.34%	4.64%	4.41%	[5]
Portfolio turnover	54%	39%	50%	33%	27%	[6]

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4] [5] [6]

For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

Annualized.

Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

104

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund (formerly, Ivy ProShares Interest Rate Hedged High Yield Index Fund)

	Year ended
Class E shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17(4)
Net asset value, beginning of period	$8.75	$9.44	$10.05	$10.07	$10.00
Income (loss) from investment operations:
Net investment income(1)	0.41	0.48	0.54	0.50	0.20
Net realized and unrealized gain (loss)	0.43	(0.65)	(0.54)	0.01	0.01
Total from investment operations	0.84	(0.17)	0.00*	0.51	0.21
Less dividends and distributions from:
Net investment income	(0.42)	(0.52)	(0.51)	(0.48)	(0.14)
Net realized gain	‑	‑	(0.10)	(0.05)	‑
Total dividends and distributions	(0.42)	(0.52)	(0.61)	(0.53)	(0.14)
Net asset value, end of period	9.17	8.75	9.44	10.05	10.07
Total return(2)	9.70%	-1.76%	0.15%	5.21%	2.15%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1	$1	$1	$1	$1
Ratio of expenses to average net assets	0.81%	0.88%	0.90%	0.90%	0.90%	(5)
Ratio of expenses to average net assets prior to fees waived(3)	1.37%	1.30%	1.19%	1.26%	0.98%	(5)
Ratio of net investment income to average net assets	4.50%	5.33%	5.60%	5.04%	4.51%	(5)
Ratio of net investment income to average net assets prior to fees waived(3)	3.94%	4.91%	5.31%	4.68%	4.43%	(5)
Portfolio turnover	54%	39%	50%	33%	27%	(6)

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4] [5] [6]

For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

Annualized.

Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

105

Financial highlights

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund (formerly, Ivy ProShares Interest Rate Hedged High Yield Index Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$8.75	$9.44	$10.05	$10.07	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.43	0.50	0.56	0.53	0.22
Net realized and unrealized gain (loss)	0.42	(0.65)	(0.54)	0.00*	0.00*
Total from investment operations	0.85	(0.15)	0.02	0.53	0.22
Less dividends and distributions from:
Net investment income	(0.43)	(0.54)	(0.53)	(0.50)	(0.15)
Net realized gain	‑	‑	(0.10)	(0.05)	‑
Total dividends and distributions	(0.43)	(0.54)	(0.63)	(0.55)	(0.15)
Net asset value, end of period	9.17	8.75	9.44	10.05	10.07
Total return[3]	9.85%	-1.52%	0.39%	5.48%	2.24%
Ratios and supplemental data:
Net assets, end of period (in millions)	$21	$33	$54	$40	$15
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to fees waived[4]	1.22%	1.15%	1.05%	1.17%	0.89%
Ratio of net investment income to average net assets	4.67%	5.55%	5.85%	5.31%	4.86%
Ratio of net investment income to average net assets prior to fees waived[4]	4.10%	5.05%	5.45%	4.79%	4.62%
Portfolio turnover	54%	39%	50%	33%	27%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4] [5] [6]

For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

Annualized.

Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

106

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund (formerly, Ivy ProShares Interest Rate Hedged High Yield Index Fund)

	Year ended
Class R shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$8.75	$9.44	$10.05	$10.07	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.36	0.43	0.49	0.46	0.18
Net realized and unrealized gain (loss)	0.41	(0.65)	(0.54)	0.00	0.01
Total from investment operations	0.77	(0.22)	(0.05)	0.46	0.19
Less dividends and distributions from:
Net investment income	(0.36)	(0.47)	(0.46)	(0.43)	(0.12)
Net realized gain	‑	‑	(0.10)	(0.05)	‑
Total dividends and distributions	(0.36)	(0.47)	(0.56)	(0.48)	(0.12)
Net asset value, end of period	9.16	8.75	9.44	10.05	10.07
Total return[3]	8.93%	-2.31%	-0.33%	4.70%	1.95%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1	$1	$1	$1	$1
Ratio of expenses to average net assets	1.44%	1.40%	1.39%	1.37%	1.37%
Ratio of expenses to average net assets prior to fees waived[4]	1.83%	1.83%	1.72%	1.71%	1.46%
Ratio of net investment income to average net assets	3.90%	4.80%	5.11%	4.57%	4.04%
Ratio of net investment income to average net assets prior to fees waived[4]	3.51%	4.48%	4.88%	4.23%	3.95%
Portfolio turnover	54%	39%	50%	33%	27%

*	Not shown due to rounding.
[1]	Based on average weekly shares outstanding.
[2]	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[3]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[4] [5] [6]

For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

Annualized.

Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

107

Financial highlights

Delaware Ivy ProShares MSCI ACWI Index Fund (formerly, Ivy ProShares MSCI ACWI Index Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$12.77	$11.77	$11.81	$10.92	$10.00
Income (loss) from investment operations:
Net investment income[2]	$0.14	0.14	0.19	0.17	0.09
Net realized and unrealized gain (loss)	3.15	1.05	(0.06)	0.84	0.86
Total from investment operations	3.29	1.19	0.13	1.01	0.95
Less dividends and distributions from:
Net investment income	$(0.20)	(0.19)	(0.17)	(0.12)	(0.03)
Net realized gain	$(0.45)	‑	‑	‑*	‑
Total dividends and distributions	$(0.65)	(0.19)	(0.17)	(0.12)	(0.03)
Net asset value, end of period	$15.41	12.77	11.77	11.81	10.92
Total return[3]	26.32%	10.23%	1.14%	9.27%	9.50%
Ratios and supplemental data:
Net assets, end of period (in millions)	$11	$19	$16	$14	$10
Ratio of expenses to average net assets	0.89%	0.89%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets prior to fees waived[4]	1.37%	1.36%	1.28%	1.24%	1.31%
Ratio of net investment income to average net assets	0.94%	1.20%	1.66%	1.48%	1.79%
Ratio of net investment income to average net assets prior to fees waived[4]	0.46%	0.73%	1.28%	1.14%	1.38%
Portfolio turnover	17%	22%	28%	39%	51%

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

108

Delaware Ivy ProShares MSCI ACWI Index Fund (formerly, Ivy ProShares MSCI ACWI Index Fund)

	Year ended
Class E shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$12.77	$11.77	$11.81	$10.92	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.16	0.17	0.21	0.19	0.09
Net realized and unrealized gain (loss)	3.17	1.04	(0.07)	0.84	0.87
Total from investment operations	3.33	1.21	0.14	1.03	0.96
Less dividends and distributions from:
Net investment income	(0.23)	(0.21)	(0.18)	(0.14)	(0.04)
Net realized gain	(0.45)	‑	‑	‑	‑
Total dividends and distributions	(0.68)	(0.21)	(0.18)	(0.14)	(0.04)
Net asset value, end of period	15.42	12.77	11.77	11.81	10.92
Total return[3]	26.62%	10.45%	1.21%	9.53%	9.56%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1	$2	$2	$1	$1
Ratio of expenses to average net assets	0.70%	0.70%	0.74%	0.75%	0.75%
Ratio of expenses to average net assets prior to fees waived[4]	1.47%	1.35%	1.26%	1.18%	1.28%
Ratio of net investment income to average net assets	1.11%	1.39%	1.82%	1.61%	1.95%
Ratio of net investment income to average net assets prior to fees waived[4]	0.34%	0.74%	1.30%	1.81%	1.42%
Portfolio turnover	17%	22%	28%	39%	51%

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

109

Financial highlights

Delaware Ivy ProShares MSCI ACWI Index Fund (formerly, Ivy ProShares MSCI ACWI Index Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	12.77	$11.77	$11.81	$10.92	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.18	0.17	0.22	0.20	0.09
Net realized and unrealized gain (loss)	3.15	1.05	(0.07)	0.84	0.87
Total from investment operations	3.33	1.22	0.15	1.04	0.96
Less dividends and distributions from:
Net investment income	(0.24)	(0.22)	(0.19)	(0.15)	(0.04)
Net realized gain	(0.45)	‑	‑	‑	‑
Total dividends and distributions	(0.69)	(0.22)	(0.19)	(0.15)	(0.04)
Net asset value, end of period	$15.41	12.77	11.77	11.81	10.92
Total return[3]	26.61%	10.51%	1.31%	9.64%	9.60%
Ratios and supplemental data:
Net assets, end of period (in millions)	$43	$56	$52	$51	$26
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to fees waived[4]	1.18%	1.18%	1.11%	1.09%	1.18%
Ratio of net investment income to average net assets	1.20%	1.45%	1.90%	1.76%	1.95%
Ratio of net investment income to average net assets prior to fees waived[4]	0.67%	0.92%	1.44%	1.32%	1.42%
Portfolio turnover	17%	22%	28%	39%	51%

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

110

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund (formerly, Ivy ProShares Russell 2000 Dividend Growers Index Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$8.70	$10.97	$10.97	$10.44	$10.00
Income (loss) from investment operations:
Net investment income[2]	$0.18	0.19	0.19	0.16	0.07
Net realized and unrealized gain (loss)	$2.69	(2.26)	0.06	0.51	0.39
Total from investment operations	$2.87	(2.07)	0.25	0.67	0.46
Less dividends and distributions from:
Net investment income	$(0.18)	(0.20)	(0.18)	(0.14)	(0.02)
Net realized gain	‑	‑	(0.07)	‑*	‑
Total dividends and distributions	$(0.18)	(0.20)	(0.25)	(0.14)	(0.02)
Net asset value, end of period	$11.39	$8.70	10.97	10.97	10.44
Total return[3]	33.05%	-19.03	2.31%	6.52%	4.55%
Ratios and supplemental data:
Net assets, end of period (in millions)	$2	$2	$2	$1	$1
Ratio of expenses to average net assets	0.88%	0.88%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets prior to fees waived[4]	1.11%	1.08%	1.12%	0.91%	1.05%
Ratio of net investment income to average net assets	1.62%	1.89%	1.72%	1.55%	1.48%
Ratio of net investment income to average net assets prior to fees waived[4]	1.39%	1.69%	1.50%	1.54%	1.33%
Portfolio turnover	56%	71%	30%	36%	12%

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

111

Financial highlights

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund (formerly, Ivy ProShares Russell 2000 Dividend Growers Index Fund)

	Year ended
Class E shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$8.69	$10.97	$10.97	$10.44	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.19	0.21	0.21	0.17	0.07
Net realized and unrealized gain (loss)	2.71	(2.27)	0.05	0.51	0.39
Total from investment operations	2.90	(2.06)	0.26	0.68	0.46
Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.19)	(0.15)	(0.02)
Net realized gain	‑	‑	(0.07)	‑*	‑
Total dividends and distributions	(0.20)	(0.22)	(0.26)	(0.15)	(0.02)
Net asset value, end of period	11.39	8.69	10.97	10.97	10.44
Total return[3]	33.43%	-18.97	2.48%	6.63%	4.60%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1	$1	$1	$1	$1
Ratio of expenses to average net assets	0.70%	0.71%	0.73%	0.79%	0.80%
Ratio of expenses to average net assets prior to fees waived[4]	1.13%	1.04%	0.96%	0.91%	1.03%
Ratio of net investment income to average net assets	1.74%	2.08%	1.93%	1.67%	1.59%
Ratio of net investment income to average net assets prior to fees waived[4]	1.31%	1.75%	1.70%	1.54%	1.36%
Portfolio turnover	56%	71%	30%	36%	12%

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

112

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund (formerly, Ivy ProShares Russell 2000 Dividend Growers Index Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$8.70	$10.98	$10.97	$10.44	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.21	0.21	0.22	0.19	0.09
Net realized and unrealized gain (loss)	2.69	(2.27)	0.06	0.51	0.37
Total from investment operations	2.90	(2.06)	0.28	0.70	0.46
Less dividends and distributions from:
Net investment income	(0.21)	(0.22)	(0.20)	(0.17)	(0.02)
Net realized gain	‑	‑	(0.07)	‑*	‑
Total dividends and distributions	(0.21)	(0.22)	(0.27)	(0.17)	(0.02)
Net asset value, end of period	11.39	8.70	10.98	10.97	10.44
Total return[3]	33.34%	-18.89	2.66%	6.79%	4.65%
Ratios and supplemental data:
Net assets, end of period (in millions)	$59	$62	$99	$97	$33
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to fees waived[4]	0.86%	0.84%	0.81%	0.83%	0.94%
Ratio of net investment income to average net assets	1.88%	2.12%	2.00%	1.82%	1.98%
Ratio of net investment income to average net assets prior to fees waived[4]	1.67%	1.93%	1.84%	1.64%	1.69%
Portfolio turnover	56%	71%	30%	36%	12%

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

113

Financial highlights

Delaware Ivy ProShares S&P 500 Bond Index Fund (formerly, Ivy ProShares S&P 500 Bond Index Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$11.03	$10.50	$9.62	$10.09	$10.00
Income (loss) from investment operations:
Net investment income[2]	$0.22	0.27	0.29	0.27	0.11
Net realized and unrealized gain (loss)	$(0.14)	0.54	0.88	(0.50)	0.06
Total from investment operations	$0.08	0.81	1.17	(0.23)	0.17
Less dividends and distributions from:
Net investment income	$(0.21)	$(0.28)	(0.29)	(0.24)	(0.08)
Net realized gain	$(0.30)	‑	‑	‑	‑
Total dividends and distributions	$(0.51)	(0.28)	(0.29)	(0.24)	(0.08)
Net asset value, end of period	$10.60	11.03	10.50	9.62	10.09
Total return[3]	0.69%	7.80%	12.46%	-2.26%	1.69%
Ratios and supplemental data:
Net assets, end of period (in millions)	$2	$5	$4	$3	$3
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to fees waived[4]	0.75%	0.69%	0.69%	0.70%	‑
Ratio of net investment income to average net assets	2.02%	2.47%	2.92%	2.73%	2.34%
Ratio of net investment income to average net assets prior to fees waived[4]	1.92%	2.43%	2.88%	2.68%	‑
Portfolio turnover	65%	64%	33%	79%	45%

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

114

Delaware Ivy ProShares S&P 500 Bond Index Fund (formerly, Ivy S&P 500 Bond Index Fund)

	Year ended
Class E shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$11.03	$10.50	$9.62	$10.09	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.22	0.27	0.29	0.27	0.11
Net realized and unrealized gain (loss)	(0.12)	0.54	0.89	(0.49)	0.06
Total from investment operations	0.10	0.81	1.18	(0.22)	0.17
Less dividends and distributions from:
Net investment income	(0.22)	(0.28)	(0.30)	(0.25)	(0.08)
Net realized gain	(0.30)	‑	‑	‑	‑
Total dividends and distributions	(0.52)	(0.28)	(0.30)	(0.25)	(0.08)
Net asset value, end of period	10.61	11.03	10.50	9.62	10.09
Total return[3]	0.84%	7.86%	12.52%	-2.22%	1.71%
Ratios and supplemental data:
Net assets, end of period (in millions)	$1	$1	$1	$1	$1
Ratio of expenses to average net assets	0.59%	0.59%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets prior to fees waived[4]	0.83%	0.72%	0.72%	0.69%	0.64%
Ratio of net investment income to average net assets	2.07%	2.07%	2.98%	2.79%	2.39%
Ratio of net investment income to average net assets prior to fees waived[4]	1.83%	1.83%	2.86%	2.70%	2.35%
Portfolio turnover	65%	64%	33%	79%	45%

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

115

Financial highlights

Delaware Ivy ProShares S&P 500 Bond Index Fund (formerly, Ivy ProShares S&P 500 Bond Index Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$11.03	$10.50	$9.62	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.24	0.29	0.31	0.30	0.12
Net realized and unrealized gain (loss)	(0.12)	0.54	0.89	(0.51)	0.07
Total from investment operations	0.12	0.83	1.20	(0.21)	0.19
Less dividends and distributions from:
Net investment income	(0.24)	(0.30)	(0.32)	(0.27)	(0.09)
Net realized gain	(0.30)	‑	‑	‑	‑
Total dividends and distributions	(0.54)	(0.30)	(0.32)	(0.27)	(0.09)
Net asset value, end of period	10.61	11.03	10.50	9.62	10.10
Total return[3]	1.03%	8.07%	12.74%	-2.02%	1.78%
Ratios and supplemental data:
Net assets, end of period (in millions)	$115	$137	$130	$70	$34
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to fees waived[4]	0.55%	0.56%	0.61%	0.60%	0.54%
Ratio of net investment income to average net assets	2.25%	2.73%	3.17%	3.02%	2.65%
Ratio of net investment income to average net assets prior to fees waived[4]	2.10%	2.57%	2.96%	2.82%	2.51%
Portfolio turnover	65%	64%	33%	79%	45%

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

116

Delaware Ivy S&P 500 Dividend Aristocrats Index Fund (formerly, Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)

	Year ended
Class A shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$12.63	$12.66	$11.96	$10.62	$10.00
Income (loss) from investment operations:
Net investment income[2]	$0.25	0.24	0.21	0.21	0.08
Net realized and unrealized gain (loss)	$2.80	0.11	0.83	1.30	0.56
Total from investment operations	$3.05	0.35	1.04	1.51	0.64
Less dividends and distributions from:
Net investment income	$(0.26)	(0.23)	(0.22)	(0.17)	(0.02)
Net realized gain	$(0.58)	(0.15)	(0.12)	‑*	‑
Total dividends and distributions	$(0.84)	(0.38)	(0.34)	(0.17)	(0.02)
Net asset value, end of period	$14.84	$12.63	$12.66	$11.96	$10.62
Total return[3]	24.85%	2.88%	9.04%	14.29%	6.39%
Ratios and supplemental data:
Net assets, end of period (in millions)	$4	$4	$3	$12	$1
Ratio of expenses to average net assets	0.74%	0.74%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to fees waived[4]	0.88%	0.84%	0.89%	0.81%	0.86%
Ratio of net investment income to average net assets	1.75%	2.01%	1.79%	1.87%	1.63%
Ratio of net investment income to average net assets prior to fees waived[4]	1.61%	1.91%	1.65%	1.81%	1.52%
Portfolio turnover	29%	40%	28%	27%	4% [5]

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

117

Financial highlights

Delaware Ivy S&P 500 Dividend Aristocrats Index Fund (formerly, Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)

	Year ended
Class E shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$12.63	$12.67	$11.96	$10.62	$10.00
Income (loss) from investment operations:
Net investment income[2]	$0.27	0.26	0.22	0.21	0.08
Net realized and unrealized gain (loss)	2.80	0.10	0.84	1.30	0.56
Total from investment operations	3.07	0.36	1.06	1.51	0.64
Less dividends and distributions from:
Net investment income	(0.28)	(0.25)	(0.23)	(0.17)	(0.02)
Net realized gain	(0.58)	(0.15)	(0.12)	‑*	‑
Total dividends and distributions	(0.86)	(0.40)	(0.35)	(0.17)	(0.02)
Net asset value, end of period	$14.84	$12.63	$12.67	$11.96	$10.62
Total return[3]	25.02%	2.94%	9.14%	14.29%	6.39%
Ratios and supplemental data:
Net assets, end of period (in millions)	$2	$3	$2	$1	$1
Ratio of expenses to average net assets	0.60%	0.60%	0.73%	0.75%	0.75%
Ratio of expenses to average net assets prior to fees waived[4]	0.97%	0.93%	0.94%	0.76%	0.81%
Ratio of net investment income to average net assets	1.89%	2.12%	1.82%	1.87%	1.64%
Ratio of net investment income to average net assets prior to fees waived[4]	1.52%	1.79%	1.61%	1.86%	1.58%
Portfolio turnover	29%	40%	28%	27%	4% [5]

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

118

Delaware Ivy S&P 500 Dividend Aristocrats Index Fund (formerly, Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)

	Year ended
Class I shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$12.63	$12.67	$11.96	$10.62	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.29	0.27	0.24	0.24	0.09
Net realized and unrealized gain (loss)	2.78	0.10	0.84	1.30	0.56
Total from investment operations	3.07	0.37	1.08	1.54	0.65
Less dividends and distributions from:
Net investment income	(0.29)	(0.26)	(0.25)	(0.20)	(0.03)
Net realized gain	(0.58)	(0.15)	(0.12)	‑*	‑
Total dividends and distributions	(0.87)	(0.41)	(0.37)	(0.20)	(0.03)
Net asset value, end of period	$14.83	$12.63	$12.67	$11.96	$10.62
Total return[3]	25.05%	3.07%	9.39%	14.56%	6.49%
Ratios and supplemental data:
Net assets, end of period (in millions)	$334	$297	$301	$282	$87
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to fees waived[4]	0.64%	0.64%	0.69%	0.65%	0.72%
Ratio of net investment income to average net assets	2.00%	2.21%	2.04%	2.14%	1.97%
Ratio of net investment income to average net assets prior to fees waived[4]	1.86%	2.07%	1.85%	1.99%	1.75%
Portfolio turnover	29%	40%	28%	27%	4% [5]

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

119

Financial highlights

Delaware Ivy S&P 500 Dividend Aristocrats Index Fund (formerly, Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)

	Year ended
Class R6 shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$12.63	$12.67	$11.96	$10.62	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.29	0.27	0.24	0.25	0.09
Net realized and unrealized gain (loss)	2.79	0.10	0.84	1.29	0.56
Total from investment operations	3.08	0.37	1.08	1.54	0.65
Less dividends and distributions from:
Net investment income	(0.29)	(0.26)	(0.25)	(0.20)	(0.03)
Net realized gain	(0.58)	(0.15)	(0.12)	‑*	‑
Total dividends and distributions	(0.87)	(0.41)	(0.37)	(0.20)	(0.03)
Net asset value, end of period	$14.84	$12.63	$12.67	$11.96	$10.62
Total return[3]	25.16%	3.07%	9.40%	14.56%	6.49%
Ratios and supplemental data:
Net assets, end of period (in millions)	$70	$80	$86	$93	$3
Ratio of expenses to average net assets	0.48%	0.50%	0.50%	0.49%	0.50%
Ratio of expenses to average net assets prior to fees waived[4]	‑	0.50%	0.53%	‑	0.57%
Ratio of net investment income to average net assets	2.02%	2.24%	2.03%	2.17%	1.89%
Ratio of net investment income to average net assets prior to fees waived[4]	‑	2.24%	2.00%	‑	1.82%
Portfolio turnover	29%	40%	28%	27%	4% [5]

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

120

Delaware Ivy S&P 500 Dividend Aristocrats Index Fund (formerly, Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)

	Year ended
Class R shares	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17[1]
Net asset value, beginning of period	$12.62	$12.65	$11.95	$10.62	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.17	0.19	0.15	0.15	0.05
Net realized and unrealized gain (loss)	2.79	0.10	0.83	1.29	0.57
Total from investment operations	2.96	0.29	0.98	1.44	0.62
Less dividends and distributions from:
Net investment income	(0.15)	(0.17)	(0.16)	(0.11)	‑
Net realized gain	(0.58)	(0.15)	(0.12)	‑*	‑
Total dividends and distributions	(0.73)	(0.32)	(0.28)	(0.11)	‑
Net asset value, end of period	14.85	$12.62	$12.65	$11.95	$10.62
Total return[3]	24.14%	2.37%	8.50%	13.61%	6.20%
Ratios and supplemental data:
Net assets, end of period (in millions)	‑*	$1	$1	$1	$1
Ratio of expenses to average net assets	1.24%	1.19%	1.26%	1.26%	1.29%
Ratio of expenses to average net assets prior to fees waived[4]	‑	‑	1.28%	‑	1.35%
Ratio of net investment income to average net assets	1.22%	1.53%	1.28%	1.35%	1.09%
Ratio of net investment income to average net assets prior to fees waived[4]	‑	‑	1.26%	‑	1.03%
Portfolio turnover	29%	40%	28%	27%	4%	[5]

*	Not shown due to rounding.
[1]	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017; ratios have been annualized and total return has not been annualized.
[2]	Based on average weekly shares outstanding.
[3]	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

121

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

122

Broker-defined sales charge waiver policies

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund(s) or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund’s shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled About Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes.

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

—
Shares purchased by a 529 Plan (does not include 529 Plan units or 529 — specific share classes or equivalents).

—
Shares purchased through a Merrill Lynch affiliated investment advisory program.

—
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

—
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

—
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

—
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

—
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus.

—
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.

CDSC waivers on Class A, B, and C shares available at Merrill Lynch

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

—
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

—
Shares acquired through a right of reinstatement.

—
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee- based accounts or platforms (applicable to A and C shares only).

—
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holding, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

123

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

—
Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

—
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

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Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Morgan Stanley:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Class A Shares Front-End Sales Charge Waivers Available at Morgan Stanley Wealth Management:

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

—
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

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Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

—
Shares purchased through a Morgan Stanley self-directed brokerage account

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Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or brokerage account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

—
Shares purchased in an investment advisory program.

—
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

—
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

—
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

124

CDSC waivers on Class A, B, and C shares available at Raymond James

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ Prospectus.

—
Shares sold to pay Raymond James fees, but only if the transaction is initiated by Raymond James.

—
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation

—
Breakpoints as described in this Prospectus.

—
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or brokerage account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird:

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund (but not any other fund within the same fund family)

—
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

—
A shareholder in Class C shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

—
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR- SEPs

CDSC Waivers on Class A and C Shares Available at Baird

—
Shares sold due to death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

—
Shares bought due to returns of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's Prospectus

—
Shares sold to pay Baird fees but only if the transaction is initiated by Baird

—
Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

—
Breakpoints as described in this Prospectus

—
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time.

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Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or brokerage account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

—
Shares purchased by or through a 529 Plan

—
Shares purchased through a OPCO affiliated investment advisory program

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

—
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

—
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

—
Employees and registered representatives of OPCO or its affiliates and their family members

—
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B, and C Shares available at OPCO

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

—
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

—
Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

—
Breakpoints as described in this Prospectus

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott, LLC (“Janney”):

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge* waivers on Class A shares available at Janney

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

—
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

—
Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—
Shares acquired through a right of reinstatement.

—
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

126

CDSC waivers on Class A and C shares available at Janney

—
Shares sold upon the death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Shares purchased in connection with a return of excess contributions from an IRA account.

—
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

—
Shares acquired through a right of reinstatement.

—
Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

—
Breakpoints as described in this Prospectus

—
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Edward D. Jones & Co., L.P. (“Edward Jones”):

Effective on or after April 1, 2021, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones fee-based platforms or brokerage accounts are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which may differ from discounts and waivers described elsewhere in this Prospectus or the SAI. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Transaction Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

—
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Prospectus.

Rights of Accumulation (“ROA”)

—
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Transaction Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Transaction Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

—
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

—
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

—
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost minus redemptions or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Transaction Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

—
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

127

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Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

—
Shares purchased in an Edward Jones fee-based program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

—
Shares purchased from the proceeds of redeemed shares of the same Transaction Funds so long as the following conditions are met:

—
1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and. purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

—
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

—
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

—
The death or disability of the shareholder.

—
Systematic withdrawals with up to 10% per year of the account value.

—
Return of excess contributions from an Individual Retirement Account (IRA).

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

—
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

—
Shares exchanged in an Edward Jones fee-based program.

—
Shares acquired through NAV reinstatement.

—
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

—
Initial purchase minimum: $250

—
Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

—
A fee-based account held on an Edward Jones platform

—
A 529 account held on an Edward Jones platform

—
An account with an active systematic investment plan or LOI

Exchanging Share Classes

—
At any time it deems necessary, Edward Jones has the authority to exchange a shareholder's holdings of a share class of a fund to Class A shares of the same fund at NAV.

Stifel, Nicolaus & Company, Incorporated (“Stifel”):

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or brokerage account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver, which may differ from those disclosed elsewhere in the Prospectus or SAI. All other sales charge waivers and reductions described elsewhere in the Prospectus or SAI still apply.

Front-end sales charge waivers on Class A shares

—
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel's policies and procedures.

128

Additional information

Contact information

Delaware Distributors, L.P.

6301 Glenwood Street

Overland Park, Kansas 66202

913 236-2000

888 923-3355

129

Additional information about the Funds’ investments is available in their annual and semiannual shareholder reports. In the Funds’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the period covered by the report. You can find more information about the Funds in their current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual Reports, without charge, or for other inquiries, contact the Fund or Delaware Distributors, L.P. at the address and telephone number above. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and are available, without charge, at ivyinvestments.com. Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

Investment Company Act number: 811-06569

IPS-PRO 1/22

Statement of Additional Information

Delaware Funds

Nasdaq ticker symbols
	Class A	Class E	Class I	Class R6	Class R
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund (formerly, Ivy ProShares Interest Rate Hedged High Yield Index Fund)	IAIRX	IIREX	IIIRX	n/a	IIRRX
Delaware Ivy ProShares MSCI ACWI Index Fund (formerly, Ivy ProShares MSCI ACWI Index Fund)	IMWAX	IMWEX	IMWIX	n/a	n/a
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund (formerly, Ivy ProShares Russell 2000 Dividend Growers Index Fund)	IRUAX	IRUEX	IRUIX	n/a	n/a
Delaware Ivy ProShares S&P 500 Bond Index Fund (formerly, Ivy ProShares S&P 500 Bond Index Fund)	IAPRX	IPREX	IPRIX	n/a	n/a
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund (formerly, Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)	IDAAX	IDAEX	IDAIX	IDANX	IDARX

January 28, 2022

6301 Glenwood Street, Overland Park, KS 66202

For a Prospectus, Performance, and Information on Existing Accounts: 913 236-2000

Toll Free: 888 923-3355

Ivy Funds (the “Trust”) is an open-end management investment company that currently consists of 45 separate series, 5 of which (each, a “Fund” and collectively, the “Funds”) are listed above. This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”), dated January 28, 2022, as it may be amended from time to time.

This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.

The Prospectus may be obtained through our website at ivyinvestments.com; by writing or calling your financial advisor; or by contacting the Funds’ distributor, Delaware Distributors, L.P. (the “Distributor”), at the above address, or by calling the above phone numbers. The Funds’ financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Fund's annual report (“Annual Report”) into this SAI. An Annual Report can be obtained, without charge, by calling 888 923-3355. Copies of the Annual and/or Semiannual Reports also are available at ivyinvestments.com.

IPS-SAI 1/22

2

Organization and Classification

This SAI describes the Funds, which are series of the Trust. The Funds offer Class A and Class E and Class R shares (except for Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund and Delaware Ivy ProShares S&P 500 Bond Index Fund, which do not offer Class R shares ) (the “Retail Classes”). In addition, the Funds offers Class I shares and Delaware Ivy S&P 500 Dividend Aristocrats Index Fund offers Class R6 shares (the “Institutional Classes,” and together with the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all classes of shares (each share class, the “Class”) of the Funds, except where noted. The Funds’ investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (a Delaware statutory trust). ProShare Advisors LLC (ProShare Advisors) serves as a sub-advisor to Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund and Delaware Ivy ProShares S&P 500 Bond Index Fund. For purposes of the “Investment Strategies and Risks” section, a reference to the Manager may also include ProShare Advisors, as applicable, for these Funds. Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) serve as sub-advisors to Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund as described under “Investment Manager and Other Service Providers.”

Effective July 1, 2021, Class N shares were renamed Class R6 for each applicable Fund.

At the close of business on September 30, 2021, Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund and Delaware Ivy ProShares S&P 500 Bond Index Fund closed to purchases by new investors, except for certain investors, such as those in certain advisory programs with specific financial intermediaries who have a written arrangement with the Funds’ distributor. Each such Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Fund’s liquidation date. Shareholders will receive at least 60 days’ notice of a Fund’s liquidation date.

Organization

The Trust was organized as a Delaware statutory trust on November 13, 2008. On April 1, 2010, each of the then-existing series of the Trust became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983 (collectively, the “Ivy Predecessor Funds”). The Trust has 45 separate series. This SAI provides disclosure for five of these series.

Effective July 1, 2021, each Fund (hereinafter, the Funds along with the other legacy Ivy Funds are referred to as “Transaction Funds” to differentiate them from the other Delaware Funds by Macquarie, the “non-Transaction Funds”) was renamed in conjunction with a transaction whereby Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the prior investment adviser of the Funds (the “Transaction”) as follows:

Former Name	New Name
Ivy ProShares Interest Rate Hedged High Yield Index Fund	Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund
Ivy ProShares MSCI ACWI Index Fund	Delaware Ivy ProShares MSCI ACWI Index Fund
Ivy ProShares Russell 2000 Dividend Growers Index Fund	Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund
Ivy ProShares S&P 500 Bond Index Fund	Delaware Ivy ProShares S&P 500 Bond Index Fund
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Effective November 15, 2021, Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund changed its name to Delaware Ivy S&P 500 Dividend Aristocrats Index Fund.

Classification

Each Fund is an open-end management investment company and a series of the Trust.

The Funds are “diversified” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, is required to meet certain diversification requirements under the 1940 Act that may limit its investments. Such requirements are set forth under Nonfundamental Investment Restrictions — Diversification below. A Fund may not change from “diversified” to “nondiversified” without shareholder approval (as defined below).

3

Investment Objective, Restrictions, and Policies

Investment Objective

Each Fund’s investment objective is described in the Prospectus.

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Funds’ fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund’s voting securities present at the meeting, if more than 50% of the Fund’s outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):

1. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2. The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6. The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one or more particular industries, except that the Fund will concentrate to approximately the same extent that its index concentrates in the stocks of such particular industry or industries. For purposes of determining whether the Fund is concentrated in an industry or group of industries, the Fund may concentrate its investments in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark.

Non-Fundamental Investment Restrictions

The following investment restrictions are non-fundamental (sometimes referred to as “operating policies”), and may be changed by the Board without shareholder approval:

1. Investment in other investment companies:

The Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2. Investment in illiquid securities:

The Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

3. Investment in Financial Instruments:

The Fund may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.

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4. Restrictions on selling short:

The Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Diversification:

The Fund, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

An investment policy or restriction that states a maximum percentage of a Fund’s assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, a Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and restrictions.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund’s respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund’s respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund’s respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of a Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment were frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Fund may hold securities for any period of time.

For the fiscal years ended September 30, 2020 and 2021, the Funds’ portfolio turnover rates were as follows:

Fund	2021	2020
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	54%	39%
Delaware Ivy ProShares MSCI ACWI Index Fund	17%	22%
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	56%	71%
Delaware Ivy ProShares S&P 500 Bond Index Fund	65%	64%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund	29%	40%

Investment Strategies and Risks

The Funds’ investment objectives, strategies, and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the description of the Funds’ investment strategies and risks that are included in the Prospectus. The Funds’ investment strategies are nonfundamental and may be changed without shareholder approval.

Indexing—General

Each Fund has a policy to seek investment results that correspond to the investment results of an index. Each Fund pursues its investment objective of correlating with such index regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

There is no guarantee or assurance that the methodology used to create any index will result in a Fund achieving high, or even positive, returns. Any index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in level or performance. In addition, each Fund may be subject to the risk that an index provider may not follow its stated methodology for determining the level of the index and/or achieve the index provider’s intended performance objective.

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Investment Strategies and Risks

A Fund may consider changing its index at any time, including if, for example: the current index becomes unavailable; the Board of Trustees (Board) of the Trust believes that the current index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current index. There can be no assurance that a Fund will achieve its objective.

ProShare Advisors and the Manager use a mathematical approach to investing. Using this approach, ProShare Advisors and the Manager determine the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its respective index. A Fund may invest in or gain exposure to only a representative sample of the securities in its index or to securities not contained in the index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the index. ProShare Advisors and the Manager do not invest the assets of the Funds in securities or financial instruments based on their view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Funds. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its respective index without regard to market conditions, trends or direction.

Several factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark. Among these factors are: (1) a Fund’s fees and expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (2) less than all of the securities underlying a Fund’s benchmark being held by the Fund and/or securities not included in its benchmark being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts, and the performance of the underlying securities in a benchmark; (4) holding instruments traded in a market that has become illiquid or disrupted; (5) changes to the benchmark that are not disseminated in advance; (6) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (7) limit up or limit down trading halts on options or futures contracts which may prevent a Fund from purchasing or selling options or futures contracts; (8) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (9) fluctuations in currency exchange rates.

Securities — General

The main types of securities in which a Fund may invest, subject to its investment policies and restrictions, include common stocks and debt securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund also may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or unrated preferred stocks, subject to the investment policies and restrictions of the Fund. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, a Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P Global Ratings, a division of S&P Global, Inc. (S&P) or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (e.g., BBB by S&P and a higher or lower rating by another NRSRO), it is the general policy of each Fund to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used.

There are certain risks associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

Subject to its investment policies and restrictions, a Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity-linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

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Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which a Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, a Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by a Fund is called for redemption, such Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the ability of a Fund to achieve its investment objective(s).

Subject to its investment policies and restrictions, a Fund also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Subject to its investment policies and restrictions, a Fund also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined 1 or 2 trading days prior to the date notice of redemption is given. The issuer also must pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by a Fund.

Specific Securities and Investment Practices

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Investment Strategies and Risks

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) US banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) US banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of the Manager, of an investment quality comparable to other debt securities which may be purchased by the Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within 7 days after demand.

Borrowing

Each Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes. Interest on money borrowed is an expense a Fund would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, a Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are US dollar-denominated receipts typically issued by a US bank representing ownership of a specific number of shares in a non-US corporation. ADRs are quoted and traded in US dollars in the US securities market. An ADR is sponsored if the original issuing company has selected a single US bank to serve as its US depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs also must provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on US stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for US stock exchange listings, and they generally do not include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-US investors and traders in non-US markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by US and non-US investors and traders.

The Manager believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the US economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from US companies in the same industry. Foreign currencies may be stronger or weaker than the US dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the US dollar.

The Manager believes that a Fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in US investments. Foreign securities markets generally have less trading volume and less liquidity than US markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to US companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for US investments.

Foreign markets may offer less protection to investors than US markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

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Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that a Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of US investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on US investment or on the ability to repatriate assets or convert currency into US dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to US persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of a Fund's investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by each Fund’s index provider.

Investments in obligations of US branches of foreign banks will be considered US securities if the Manager has determined that the nature and extent of federal and state regulation and supervision of the branch in question are substantially equivalent to federal or state-chartered US banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, a Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Fund may hold funds temporarily in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund's custodian values the Fund's assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to US dollars (or other currencies). Generally, however, a Fund will convert its holdings of foreign currencies into US dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For more information regarding a Fund's use of forward contracts to purchase or sell foreign currencies, see Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.

Because a Fund may invest in both US and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund’s share price may have a low correlation with movements in US markets. Each Fund's share price will reflect the movements of the different markets in which it invests (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of a Fund's investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund's assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

A Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, a Fund must convert that value, as denominated in its foreign currency, into US dollars using the applicable currency exchange rate. The exchange rate represents the current price of a US dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one US dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the US dollar subsequent to the date of purchase. In such a circumstance, the cost of a US dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that, in the Manager’s opinion, is likely to experience long-term gross domestic product growth above that expected

9

Investment Strategies and Risks

to occur in the United States, the UK, France, Germany, Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Unless the Fund contains an alternative definition of an emerging market country in its prospectus, the Manager considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.

As noted above, the country designation for a security for purposes of a Fund's investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer’s country of domicile is a developing or emerging market country. Some of the risks to which a Fund may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country’s currency against the US dollar; unusual price volatility in a developing or emerging country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the US economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-US securities, including higher custodial fees than typical US custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in US markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-US residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Rule 22e-4 under the 1940 Act provides that a Fund may not acquire an “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Rule 22e-4 defines an illiquid investment as an investment that cannot reasonably be sold or disposed of under current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has adopted a liquidity risk management program on behalf of the Funds that is designed to comply with Rule 22e-4’s requirements. The Board has delegated to an administrator the responsibility to oversee the program, whose duties include periodically reviewing the liquidity risk of the Funds and categorizing the Fund's investments into one of four liquidity classifications (as defined in Rule 22e-4) based on prescribed criteria, including the number of days in which the administrator reasonably expects the investment would be convertible to cash under current market conditions without significantly changing the market value of the investment. This classification process takes into account relevant market, trading and investment-specific considerations (the analysis upon which a security is convertible to cash and placed into a classification will not take into account days when exchanges in foreign markets are closed for scheduled holidays).

Indexed Securities and Structured Notes

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Each Fund may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises, subject to a cap on the returns with proportionate losses if the index falls. An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or fewer. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to a Fund.

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the US and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than US dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

Investment Company Securities

Each Fund may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Fund acquires shares of an investment company, the Fund's shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means a Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that a Fund otherwise would have to invest indirectly in certain developing markets. A Fund will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies (BDCs). Subject to its investment policies and restrictions, a Fund may invest in shares of BDCs. BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private US businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s

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Investment Strategies and Risks

volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Exchange-Traded Funds (ETFs)

Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, a Fund may invest in ETFs for various purposes, which may or may not be a registered investment company (RIC) (i.e., open-end mutual fund). Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, a Fund's purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of securities, currencies and/or commodities or commodities futures, as applicable. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by a Fund).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using a Fund's assets to track the return of a particular stock index.

Investments in an ETF that is a RIC (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Fund may lend portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). Under a Fund's securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Manager. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by the Manager throughout the term of the loan.

If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

In addition, a borrower must collateralize any securities loans that it receives from a Fund in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 102% of the market value of the securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Under the present Guidelines, the collateral must consist of cash or US government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. Such collateral will be marked-to-market daily, and if the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

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There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the US government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Manager. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within 5 business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Direct Debt Instruments

A Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund seeks to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

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Investment Strategies and Risks

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by the Manager to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, a Fund may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by the Manager to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Fund's investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, a Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worth less than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce a Fund's return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which a Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

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Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include US government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds (PABs) are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed.

Options, Futures and Other Derivatives Strategies

General. The Manager may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments).

Generally, each Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since each Fund is authorized to invest in foreign securities denominated in other currencies, each such Fund may purchase and sell foreign currency derivatives.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared.”

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but, central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The assets of a Fund may not be fully protected in the event of the bankruptcy of the futures commission merchant (FCM) or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

In addition, the banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps that are applicable to all financial end-users, including the Funds.

In 2020, the SEC adopted a new rule that will impact the ability of a Fund to invest or remain invested in derivatives. Compliance with the new rule, Rule 18f-4 under the 1940 Act, is required by August 2022. Constraints on the ability of the Manager to use derivatives to gain access to markets, participate in investment opportunities or risk-manage a Fund's assets could have an adverse impact on a Fund.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. Changing regulation may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. New requirements, even if not directly applicable to the Funds, may increase the cost of the funds’ investments and cost of doing business.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA). Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase)may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is

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Investment Strategies and Risks

complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CEA and the regulations thereunder.

In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the CPO rules, to qualify for an exclusion under the amended regulation, the operator of a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict the Manager’s ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, a Fund's ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Funds.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, a Fund may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury’s determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Rule 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, a Fund will limit its investment in NDFs as discussed above.

CFTC Rule 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Rule 4.5.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(2) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(3) Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for a Fund that, in certain circumstances, could exceed the Fund's net assets and could alter the risk profile of the Fund in unanticipated ways.

(4) When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-US Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Cover. Certain transactions using Financial Instruments expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Fund will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

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Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in a Fund's NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by a Fund, as well as any loss of expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Fund's place in the contract, called a novation. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by a Fund could cause material losses to such Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same

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Investment Strategies and Risks

securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

Over-the-Counter (OTC) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by a Fund, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows a Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of a Fund's counterparties are guaranteed by their parent holding companies with respect to that counterparty’s payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. Generally, a futures contract is a standardized agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security, index, currency or commodity at a specific price on a specific date in the future.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit initial margin that typically is calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the FCM daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a FCM. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. In addition, the CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract or option thereon. For more information, see Speculative Position Limits.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options. The purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

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Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. When a Fund sells (writes) an option on a futures contract, the Fund is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If a Fund were required to take such a position, it could bear substantial losses.

The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Manager still may not result in a successful transaction.

Index Futures. When a Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.

It also is possible that, where a Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Speculative Position Limits. The CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Funds are not)may hold, own or control in a particular futures contract or option on a futures contract. Trading limits also are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn, and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

On October 15, 2020, the CFTC adopted rules to impose limits on speculative positions in 25 “core” physical commodity futures contracts, as well as swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-US located platforms. For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate

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Investment Strategies and Risks

all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

Compliance with the Position Limit Rules will not be required, for the “core” energy and metal futures contracts, until January 2022, and for economically equivalent swaps, until January 2023. The full implementation of the Funds' investment strategies could be negatively impacted by the existing or any future position limits regulations.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, a Fund's investment exposure gained through these combined positions could exceed its net assets.

Turnover. A Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund pays a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps currently are, and more in the future are expected to be, subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange- trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the

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Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

In a cleared swap, a Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, US dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, a Fund will receive, and, in a short total return swap, a Fund pays, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.

A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in US dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to US interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that, when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Manager and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund’s borrowing restrictions.

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Investment Strategies and Risks

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If the Manager attempts to use a swap as a hedge against, or as a substitute for, a Fund's portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. The Fund bears the risk that the Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and also can require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Payment-In-Kind (PIK) Securities

Subject to its investment policies and restrictions, a Fund may invest in PIK securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although a Fund generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Fund may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for a Fund to dispose of them or to determine their current value.

Real Estate Investment Trust (REIT) Securities

Subject to its investment policies and restrictions, a Fund may invest in securities issued by REITs. A REIT is a domestic corporation (or a trust or association otherwise taxable as such for federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to

22

deduct dividends it pays, thereby effectively eliminating entity-level federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and US government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each Fund's investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments, and subject to its investment policies and restrictions. A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the Fund will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within 1 to 5 days of the purchase. The primary risk from repurchase agreements is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. A Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by a Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by the Manager.

Restricted Securities

Subject to its investment policies and restrictions, each Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

A Fund also may invest in securities that normally are purchased or resold pursuant to Rule 144A under the 1933 Act (Rule 144A securities). Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities. Rule 144A securities may be resold only to qualified institutional buyers, provided that certain other conditions for resale are met. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the 1933 Act.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to US persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or US exchange and may be less liquid than listed securities.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition

23

Investment Strategies and Risks

and generally are sold to institutional investors. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Manager believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, a Fund may be less able to predict a loss. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities. A Fund also may take a minority interest in a privately offered security, which may limit the Fund's ability to protect shareholders’ interests in connection with corporate actions by the privately held company. A Fund's Portfolio Manager may serve on the board of directors (or similar governing body) of a privately held company, the securities of which that Fund may hold. While the Manager believes such service will be beneficial to the Fund and its shareholders, the Portfolio Manager’s service as a board member also could create a conflict of interest (or an appearance of a conflict of interest) that may impact the Fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

Short Sales Against the Box

Subject to its investment policies and restrictions, a Fund may sell securities “short against the box;” provided, however, that the Fund's aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. None of the Funds has any present intention to sell securities short in this fashion.

US Government Securities

US government securities are securities issued or guaranteed as to principal or interest by the US, or by a person controlled or supervised by and acting as an instrumentality of the US government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by US government agencies or instrumentalities are backed by the full faith and credit of the US government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by US government agencies or instrumentalities are not backed by the full faith and credit of the US government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the FHLB, Fannie Mae or Freddie Mac, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a US government agency or instrumentality are not backed by the full faith and credit of the US government, there can be no assurance that the US government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if the Investment Manager is satisfied that the credit risk involved is acceptable.

US government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by US government agencies or instrumentalities, including, but not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Both Fannie Mae and Freddie Mac are instrumentalities of the US government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the US government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on

24

dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, each Fund may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also generally are less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, a Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Manager to correctly anticipate increases and decreases in interest rates and prices of securities. If the Manager anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the Manager anticipates a decline in interest rates and a rise in prices, and, accordingly, a Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Manager is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund's NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

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Investment Strategies and Risks

Subject to its investment policies and restrictions, a Fund may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Fund will be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates Separate Trading of Registered Interest and Principal of Securities (STRIPS) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation also can be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the US government, a government agency, or a corporation in zero coupon form.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds’ third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could

26

result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a fund of being adversely impacted if a fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.

In addition to LIBOR, a fund may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Various regulators and industry bodies are working globally on transitioning to alternative rates.

Planning for that transition by various financial industry groups has begun, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a fund or the financial instruments in which the fund invests cannot yet be determined.

Disclosure of Portfolio Holdings Information

Each Fund has adopted a policy generally prohibiting providing portfolio holdings information to any person until 1) after the Fund disseminates its statement to shareholders or 2) the holdings information is publicly available. We provide a list of each Fund’s holdings on a shareholder's statement. Portfolio holdings information will be made available to the public on our fund website, at sec.gov, or via phone by calling 888 923-3355.

Other entities, including institutional investors and intermediaries that distribute the Funds' shares, are generally treated similarly and are not provided with the Funds' portfolio holdings in advance of when they are generally available to the public.

The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

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Disclosure of Portfolio Holdings Information

Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), Waddell & Reed Services Company, the Funds' independent registered public accounting firm, the Funds' custodian, the Funds' legal counsel, the Funds' financial printer, and the Funds' proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than described above. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds' portfolio securities). In addition, the Manager will seek to obtain copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, nor the Manager, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds' Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.

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Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of December 31, 2021, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Fund.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	150

Global Head of Macquarie Investment Management[2] (January 2019‑Present); Head of Americas of Macquarie Group (December 2017‑Present); Deputy Global Head of Macquarie Investment Management (2017‑2019); Head of Macquarie Investment Management Americas (2015‑2017)

					Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010‑ April 2015)
Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	150	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993‑Present)	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2015 Chair since March 2015	150	Private Investor (March 2004‑Present)	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	150	Chief Executive Officer, Private Wealth Management (2011‑2013) and Market Manager, New Jersey Private Bank (2005‑2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016‑December 2019) Director—Santander Bank, N.A. (December 2016‑ December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	150	Private Investor (April 2011‑Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004‑July 2014)

29

Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	150	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy NextShares (2019)

30

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	150	President — Drexel University (August 2010‑Present) President — Franklin & Marshall College (July 2002‑June 2010)

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004‑Present)

Director — Drexel Morgan & Co. (2015‑December 2019)

Director, Audit and Compensation Committee Member — vTv Therapeutics Inc. (2017‑Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018‑Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020‑Present)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	150

President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)

Director, OU Medicine, Inc. (2020-Present)

Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and Trustee, Ivy NextShares (2016-2019)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	150	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2021-Present) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) National Board (2022-Present); Regional Board (2017-2021)

Director, American Shared Hospital Services (medical device) (2017-2021)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

Co-Chair, Women Corporate, Directors (director education) (2018-2020)

Trustee, Ivy NextShares (2019)

Director, Brixmor Property Group Inc. (2021-Present)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
					Director, Sera Prognostics Inc. (biotechnology) (2021-Present) Director, Recology (resource recovery) 2021-Present)
Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	150

Private Investor (January 2017‑Present)

Chief Executive Officer — Banco Itaú International (April 2012‑December 2016)

Executive Advisor to Dean (August 2011‑March 2012) and Interim Dean (January 2011‑July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007‑December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011‑Present)

Director; Audit & Compensation Committee Member — Callon Petroleum Company (December 2019‑Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021‑September 2021)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018‑ December 2019)

Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	150	Vice Chairman (2010‑April 2013) — PNC Financial Services Group

Director — HSBC North America Holdings Inc. (December 2013‑Present)

Director — HSBC USA Inc. (July 2014‑Present)

Director — HSBC Bank USA, National Association (July 2014‑March 2017)

Director — HSBC Finance Corporation (December 2013‑April 2018)

34

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	150	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009‑Present)

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008‑Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013‑Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013‑October 2021), The Merger Fund VL (2013‑October 2021), WCM Alternatives: Event-Driven Fund (2013‑October 2021), and WCM Alternatives: Credit Event Fund (December 2017‑October 2021)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010‑2016)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	150	Vice President and Treasurer (January 2006‑July 2012) Vice President — Mergers & Acquisitions (January 2003‑January 2006), and Vice President and Treasurer (July 1995‑January 2003) — 3M Company	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009‑2017)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.

35

Management of the Trust

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.
2	Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager and principal underwriter.
3	Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.
4

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager and principal underwriter as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

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The following table shows each Trustee’s ownership of shares of the Funds and of shares of all Delaware Funds as of December 31, 2021, unless otherwise noted.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	Over $100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	Over $100,000
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	None	Over $100,000
Sandra A. J. Lawrence	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex[1]
Jerome Abernathy	$930	none	$500,000
Thomas L. Bennett (Chair)	$1,222	none	$373,000
Ann D. Borowiec	$741	none	$332,500
Joseph W. Chow	$902	none	$364,000
H. Jeffrey Dobbs[2]	$190,170	none	$225,586
John A. Fry	$835	none	$350,500
Joseph Harroz, Jr.[2]	$249,920	none	$289,336
Sandra A.J. Lawrence[2]	$190,502	none	$226,003
Frances A. Sevilla-Sacasa	$807	none	$358,000
Thomas K. Whitford	$854	none	$367,000
Christianna Wood	$930	none	$373,000
Janet L. Yeomans	$925	none	$370,643

[1]

Each Independent Trustee/Director receives: (i) an annual retainer fee of $265,000 for serving as a Trustee/Director for all 30 investment companies in the Delaware and Ivy Funds by Macquarie family (150 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $5,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $130,000.

[2]

Information relating to compensation paid for the fiscal year ended September 30, 2021 to Messrs. Dobbs and Harroz, Ms. Lawrence, and the Trustees of the Transaction Funds prior to April 30, 2021 is set forth in Appendix B.

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Management of the Trust

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chair: Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of thirteen Trustees. Twelve of the thirteen Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Thomas K. Whitford (ex officio), Chair; Frances Sevilla-Sacasa; H. Jeffrey Dobbs; John A. Fry; and Thomas L. Bennett (ex officio). The predecessor Audit Committee held three meetings from January 1, 2021 through April 30, 2021 and the Audit Committee held three meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Ann D. Borowiec, Chair; Jerome D. Abernathy; John A. Fry; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). The predecessor Nominating and Corporate Governance Committee (formerly, the Governance Committee) held two meetings from January 1, 2021 through April 30, 2021 and the Nominating and Corporate Governments Committee held two meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and

38

analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett — Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Trustees also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs — Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He also has served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Independent Trustees concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Joseph Harroz, Jr. — Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Transaction Funds in the Delaware Funds Complex (the “Fund Complex”). The Independent Trustees concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Transaction Funds.

Sandra A.J. Lawrence — Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations. She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees. She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School. The Independent Trustees concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trust found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The

39

Management of the Trust

Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Investment Management since January 2019 and Head of Americas ‑ Macquarie Group since December 2017 and he is responsible for all aspects of the firm’s business. He joined the firm as President of Macquarie Investment Management ‑ Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust’s Independent Trustees. The Committee of Independent Trustees held two meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. Investments Committee A consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; Joseph Harroz, Jr.; Christianna Wood; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). Investments Committee B consists of the following Independent Trustees: Janet L. Yeomans, Chair; Christianna Wood; Sandra A.J. Lawrence; H. Jeffrey Dobbs; Thomas L. Bennett (ex officio), and Thomas K. Whitford (ex officio). The predecessor Investments Committee (formerly, the Investment Oversight Committee) held one meeting from July 1, 2020 through April 30, 2021 and the Investments Committee held two meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year. during the Trust’s last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Funds’ transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series, and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

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The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager and any Macquarie affiliates advising the Funds (collectively, “Macquarie Investment Management”) or ProShare Advisors, as applicable, will vote such proxies pursuant to Macquarie Investment Management’s (“MIM”) Proxy Voting Policies and Procedures (the “Procedures”). MIM has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MIM’s proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MIM to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, MIM has contracted with proxy advisory firms to analyze proxy statements on behalf of the Funds and MIM’s other clients and provide MIM with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms’ services. If a proxy has been voted for the Funds, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at

ivyinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors MIM may consider is the quality and depth of the company’s management. As a result, MIM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIM’s votes are cast in accordance with the recommendations of the company’s management. However, MIM may vote against management’s position when it runs counter to MIM’s specific Proxy Voting Guidelines (the “Guidelines”), and MIM will also vote against management’s recommendation when MIM believes such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the Trust has delegated proxy voting to MIM, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MIM does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MIM receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures

41

Proxy Voting Policies

are pre-determined by the Committee, application of the Procedures by MIM’s portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If MIM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the MIM’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MIM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.

Proxy Voting Policies — ProShare Advisors (Each Fund except Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)

ProShare Advisor’s Proxy Voting Guidelines are attached as Appendix C to this SAI.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

As of December 31, 2021, the Manager and its affiliates within Macquarie Investment Management were managing in the aggregate $261.3 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Investment Management” is the marketing name for MMHI and its subsidiaries.

The Manager and its affiliates own the name “Delaware Group®.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager, and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

The Funds’ Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	0.50% of net assets up to $1 billion 0.48% of net assets over $1 billion and up to $2 billion 0.46% of net assets over $2 billion and up to $5 billion 0.45% of net assets over $5 billion
Delaware Ivy ProShares MSCI ACWI Index Fund	0.45% of net assets up to $1 billion 0.43% of net assets over $1 billion and up to $2 billion 0.41% of net assets over $2 billion and up to $5 billion 0.40% of net assets over $5 billion

42

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	0.40% of net assets up to $1 billion 0.38% of net assets over $1 billion and up to $2 billion 0.36% of net assets over $2 billion and up to $5 billion 0.35% of net assets over $5 billion
Delaware Ivy ProShares S&P 500 Bond Index Fund	0.20% of net assets up to $1 billion 0.18% of net assets over $1 billion and up to $2 billion 0.16% of net assets over $2 billion and up to $5 billion 0.15% of net assets over $5 billion
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund	0.35% of net assets up to $1 billion 0.33% of net assets over $1 billion and up to $2 billion 0.31% of net assets over $2 billion and up to $5 billion 0.30% of net assets over $5 billion

During the last three fiscal years, the Funds paid the following investment management fees to its investment advisor:

Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$183,733 earned $35,893 paid $147,840 waived	$238,346 earned $84,272 paid $154,074 waived	$291,786 earned $156,596 paid $135,190
Delaware Ivy ProShares MSCI ACWI Index Fund	$330,000 earned $65,339 paid $264,661 waived	$500,970 earned $243,838 paid $257,132 waived	$467,731 earned $180,596 paid $287,135 waived
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	$359,001 earned $339,567 paid $19,434 waived	$418,616 earned $388,678 paid $29,938 waived	$524,153 earned $524,153 paid $0 waived
Delaware Ivy ProShares S&P 500 Bond Index Fund	$282,581 earned $282,581 paid $0 waived	$273,937 earned $273,937 paid $0 waived	$210,629 earned $174,667 paid $35,962 waived
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund	$1,443,820 earned $1,443,820 paid $0 waived	$1,368,402 earned $1,368,402 paid $0 waived	$1,335,972 earned $1,255,395 paid $80,577 waived

The Funds shall pay the Manager an annual management fee as a percentage of average daily net assets. Management fees are accrued daily and paid monthly.

The Manager has entered into a sub-advisory agreement with ProShare Advisors with respect to the Funds (other than Delaware Ivy S&P 500 Dividend Aristocrats Index Fund).

Except for those expenses borne by the Manager under the Investment Management Agreement, ProShare Advisors under its sub-advisory agreement, and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include each Fund’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Sub-Advisors

ProShare Advisors is an SEC-registered investment adviser located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Co-Founder and Chief Executive Officer of ProShare Advisors since inception and ProFund Advisors LLC since Apr il 1997. Mr. Sapir formerly practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in aWashington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProShare Advisors from inception to April 2012 and ProFund Advisors LLC from April 1997 to April 2012. Mr. Mayberg co-founded National Capital Companies, L.L.C., an investment bank specializing in financial services companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

43

Investment Manager and Other Service Providers

William E. Seale, Ph.D., Chief Economist of ProShare Advisors since inception and ProFund Advisors LLC since 2005. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Department of Finance at The George Washington University. He earned his degrees at the University of Kentucky.

ProShare Advisors serves as investment subadviser to each Fund (other than Delaware Ivy S&P 500 Dividend Aristocrats Index Fund) and, as such, provides investment advice to, and generally conducts the investment management program for, each Fund pursuant to an agreement with the Manager. For its services, ProShare Advisors receives fees from the Manager pursuant to the following schedule:

Fund Name	Fee Payable to ProShare Advisors (as a percentage of average net assets)
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	0.25% of net assets up to $1 billion 0.24% of net assets over $1 billion and up to $2 billion 0.23% of net assets over $2 billion and up to $5 billion 0.225% of net assets over $5 billion
Delaware Ivy ProShares MSCI ACWI Index Fund	0.225% of net assets up to $1 billion 0.215% of net assets over $1 billion and up to $2 billion 0.205% of net assets over $2 billion and up to $5 billion 0.20% of net assets over $5 billion
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	0.20% of net assets up to $1 billion 0.19% of net assets over $1 billion and up to $2 billion 0.18% of net assets over $2 billion and up to $5 billion 0.175% of net assets over $5 billion
Delaware Ivy ProShares S&P 500 Bond Index Fund	0.10% of net assets up to $1 billion 0.09% of net assets over $1 billion and up to $2 billion 0.08% of net assets over $2 billion and up to $5 billion 0.075% of net assets over $5 billion

The Manager has also entered into sub-advisory agreements on behalf of the Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, as described below, with MIMGL and MFMHKL, each of which is an affiliate of the Manager (the “Affiliated Sub-Advisors”).

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

Pursuant to the terms of the relevant sub-advisory agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Funds. During the Funds’ last fiscal year, the Manager did not pay compensation to the Affiliated Sub-Advisors for services rendered under the sub-advisory agreements.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated April 30, 2021. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectus for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

During the Funds’ last three fiscal years, the Funds’ distributor received net commissions from the Funds on behalf of its respective Class A shares, after reallowances to dealers, as follows:

44

Fiscal Year End	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund
9/30/2021	$3	$50	-$47
9/30/2020	$92	$66	$26
9/30/2019	$249	$0	$249
Delaware Ivy ProShares MSCI ACWI Index Fund
9/30/2021	$17,178	$14,938	$2,239
9/30/2020	$25,127	$21,300	$3,827
9/30/2019	$20,008	$16,482	$3,526
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund
9/30/2021	$1,592	$1,474	$118
9/30/2020	$718	$353	$365
9/30/2019	$733	$12	$721
Delaware Ivy ProShares S&P 500 Bond Index Fund
9/30/2021	$774	$85	$688
9/30/2020	$129	$0	$129
9/30/2019	$695	$0	$695
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund
9/30/2021	$1,404	$443	$961
9/30/2020	$1,808	$44	$1,764
9/30/2019	$1,633	$24	$1,609

During the Funds’ last three fiscal years, the Funds’ distributor received net commissions from the Funds on behalf of its respective Class E shares, after reallowances to dealers, as follows:

Fiscal Year End	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund
9/30/2021	$32	$0	$32
9/30/2020	$32	$0	$32
9/30/2019	$0	$0	$0
Delaware Ivy ProShares MSCI ACWI Index Fund
9/30/2021	$626	$363	$263
9/30/2020	$543	$441	$102
9/30/2019	$0	$0	$0
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund
9/30/2021	$348	$171	$178
9/30/2020	$134	$232	-$98

45

Investment Manager and Other Service Providers

Fiscal Year End	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
9/30/2019	$0	$0	$0
Delaware Ivy ProShares S&P 500 Bond Index Fund
9/30/2021	$504	$359	$145
9/30/2020	$724	$531	$194
9/30/2019	$0	$0	$0
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund
9/30/2021	$1,468	$858	$610
9/30/2020	$1,682	$1,347	$335
9/30/2019	$0	$0	$0

During the Funds’ last three fiscal years, the Funds’ distributor, received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A shares and Class E shares as follows:

Fiscal Year End	Class A	Class E
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund
9/30/2021	$0	$0
9/30/2020	$0	$0
9/30/2019	$3	$0
Delaware Ivy ProShares MSCI ACWI Index Fund
9/30/2021	$91	$0
9/30/2020	$0	$0
9/30/2019	$458	$0
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund
9/30/2021	$0	$0
9/30/2020	$12	$0
9/30/2019	$0	$0
Delaware Ivy ProShares S&P 500 Bond Index Fund
9/30/2021	$14	$0
9/30/2020	$0	$0
9/30/2019	$0	$0
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund
9/30/2021	$0	$0
9/30/2020	$24	$0
9/30/2019	$0	$0

Distribution Services

Under the Distribution Agreement entered into between the Trust and the Distributor, the Distributor serves as principal underwriter and distributor to the Funds.

Under the Distribution and Service Plan (Plan) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act (Rule12b-1), for Class A shares, each Fund may pay the Distributor a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class A shares, paid daily, to compensate the Distributor for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

46

Under the Plan, for Class E shares, each Fund that offers these shares may pay the Distributor a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class E shares, paid daily, to compensate the Distributor for its costs and expenses in connection with, either directly or through others, the distribution of the Class E shares, the provision of personal services to Class E shareholders and/or maintenance of Class E shareholder accounts.

Under the Plan, for Class R shares, each Fund that offers these shares may pay the Distributor a distribution and service fee at an annual rate of 0.50% of the Fund’s average annual net assets attributable to Class R shares, paid daily, to compensate the Distributor for its services, either directly or through others, in connection with the distribution of Class R shares, the provision of personal services to shareholders and/or maintenance of Class R shareholder accounts.

Class I and Class R6 shares are not covered under the Plan.

The Distributor offers the Funds’ shares through affiliated and non-affiliated investment professionals and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through the sales force, the Distributor pays commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds’ shares, as applicable. The Plan permits the Distributor to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also contemplates that the Distributor may be compensated for its activities in connection with: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of each Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. The Plan and the Distribution Agreement contemplate that the Distributor may be compensated for these class-related distribution efforts through the distribution fee.

The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or WISC, as well as other parties also may provide services to shareholders through telephonic means and written communications. The Distributor may pay other broker-dealers a portion of the fees it receives under the Plan as well as other compensation in connection with the distribution of Fund shares.

For the fiscal year ended September 30, 2021, the Funds paid (or accrued) the following amounts as distribution fees and service fees:

Fund	Class A	Class E	Class R
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$8,146 paid $8,101 including waiver	$2,692 paid $1,703 including waiver	n/a
Delaware Ivy ProShares MSCI ACWI Index Fund	$44,581 paid $42,411 including waiver	$4,052 paid $778 including waiver	n/a
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	$4,563 paid $4,152 including waiver	$2,346 paid $502 including waiver	$4,085
Delaware Ivy ProShares S&P 500 Bond Index Fund	$9,487	$3,865 paid $3,051 including waiver	$3,454
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund	$10,632	$7,065 paid $3,429 including waiver	$3,567

The only Trustees or interested persons, as defined in the 1940 Act, of the Funds who have a direct or indirect financial interest in the operation of the Plan are the officers and Trustees who also are officers of either the Distributor or its affiliate(s). The Plan is anticipated to benefit the Fund and its shareholders of the affected class through the Distributor’s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that its shareholders of a particular class may benefit to the extent that the Distributor’s activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder’s share of Fund and class expenses. Increased Fund assets also may provide greater resources with which to pursue the objective(s) of the Fund. Further, continuing sales of shares also may reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from the Plan will provide the Distributor with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.

To the extent that the Distributor incurs expenses for which compensation may be made under the Plan that relate to distribution and service activities also involving another Fund within the Delaware Funds, the Distributor typically determines the amount attributable to the Fund’s expenses under the Plan on the basis of a combination of the respective classes’ relative net assets and number of shareholder accounts.

The Plan and the Underwriting Agreement were approved by the Board, including the Independent Trustees (who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan).

47

Investment Manager and Other Service Providers

Among other things, the Plan provides that (1) the Distributor will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved by the Trustees including the Independent Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding voting securities of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC (or one of its agents) performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and the handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. WISC is located at 6301 Glenwood Street, Overland Park, KS 66202.

Under the Shareholder Servicing Agreement with respect to Class A and Class E shares of a Fund, the Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WISC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels.

For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) WISC has agreed to reduce its per account fees charged to the Funds to $6.00 per account on an annualized basis and pays the third parties for performing such services. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

WISC (including any affiliate of WISC) pays unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests generally are held in an omnibus account. These payments range from an annual fee of $12.00 to $21.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month. WISC pays the third parties for performing such services and the Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $18.00 per account or an annual fee of 0.20 of 1% that is based on average daily net assets.

With respect to Class I shares, each Fund pays WISC an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R shares, each Fund that offers this share class pays WISC an amount payable on the first day of the month equal to 1/12 of 0.25 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R6 shares, the Fund that offers this share class pays WISC an amount payable on the first day of the month equal to 1/12 of 0.01 of 1% of the average daily net assets of the Class for the preceding month.

Fees paid to WISC under the Shareholder Servicing Agreement during the past three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019 were as follows:

Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund
Including waiver Excluding waiver	$2,024 $50,507	$2,311 $66,238	$2,448 $81,759
Delaware Ivy ProShares MSCI ACWI Index Fund
Including waiver Excluding waiver	$0 $94,969	$4,218 $101,538	$5,628 $95,846
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund
Including waiver Excluding waiver	$0 $114,917	$3,534 $127,238	$5,208 $154,631
Delaware Ivy ProShares S&P 500 Bond Index Fund
Including waiver Excluding waiver	$1,724 $208,740	$2,805 $198,754	$2,540 $151,926

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Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund
Including waiver Excluding waiver	$49,901 $506,041	$39,554 $462,261	$2,386 $451,928

Where applicable, the amount shown “including” the waiver, in the table above, is the actual shareholder servicing fee paid with a shareholder servicing fee waiver in effect, whereas the amount shown “excluding” the waiver is the shareholder servicing fee that would have been paid by the Fund had the waiver not been in effect.

The Funds also pay certain out-of-pocket expenses of WISC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WISC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by the Manager or WISC. Out-of-pocket expenses of WISC paid during the past three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019 were as follows:

Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund
Including waiver Excluding waiver	$2 $5,487	$2 $9,330	$14 $11,626
Delaware Ivy ProShares MSCI ACWI Index Fund
Including waiver Excluding waiver	$0 $16,278	$1 $17,734	$28 $20,714
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund
Including waiver Excluding waiver	$0 $29,707	$20,311 $29,405	$22,988 $32,962
Delaware Ivy ProShares S&P 500 Bond Index Fund
Including waiver Excluding waiver	$17,238 $22,530	$8,266 $24,917	$10 $21,622
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund
Including waiver Excluding waiver	$51,765 $55,584	$48,422 $50,235	$12 $54,469

Where applicable, the amount shown “including” the waiver, in the table above, is the actual out-of-pocket expenses paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the out-of-pocket expenses that would have been paid by the Fund had the waiver not been in effect.

Accounting Services

Under the Accounting and Administrative Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC (or a sub-agent) provides certain of the Funds with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting and Administrative Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting and Administrative Services Agreement, each Fund pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$0
$10 - $25 million	$958
$25 - $50 million	$1,925
$50 - $100 million	$2,958
$100 - $200 million	$4,033

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Investment Manager and Other Service Providers

Average Daily Net Assets for the Month	Monthly Fee
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets, with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund’s assets are at least $10 million.

Fees paid to WISC during the past three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019 for each of the Funds were as follows:

Fund	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$27,316	$36,995	$43,737
Delaware Ivy ProShares MSCI ACWI Index Fund	$43,393	$62,854	$60,080
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	$47,143	$55,171	$66,357
Delaware Ivy ProShares S&P 500 Bond Index Fund	$66,017	$66,934	$59,058
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund	$132,168	$127,971	$128,934

Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, the Manager and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds under the Shareholder Servicing Agreement are described above. The Manager and its affiliates pay the Trustees and Trust officers who are affiliated with the Manager and its affiliates. The Funds pay the fees and expenses of the Independent Trustees.

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to certain of the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, provides fund accounting and financial administration oversight services to certain Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges.

Custodial and Auditing Services

The Funds’ custodian is The Bank of New York Mellon (BNYM), and its address is One Wall Street, New York, New York. In general, the custodian is responsible for holding the Funds’ cash and securities. PricewaterhouseCoopers LLP (PwC), the Funds’ independent registered public accounting firm for its most recent fiscal year, audited the financial statements and financial highlights of each Fund. The Board has selected PwC, to serve as the current independent registered public accounting firm for the Funds.

Securities Lending Agent

The Board has approved certain Funds’ participation in a securities lending program, whereby a participating Fund lends certain of its portfolio securities to borrowers to receive additional income and increase the rate of return of its portfolio. BNYM serves as the securities lending agent for the program. As securities lending agent, BNYM is responsible for (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of a Fund with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates; (iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities. The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Funds during the fiscal year ended September 30, 2021:

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Securities Lending Activities	Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	Delaware Ivy ProShares MSCI ACWI Index Fund	Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund
Gross income from securities lending activities	$0	$831	$289
Securities lending income paid to BNYM for services as securities lending agent	$0	$677	$341
Cash collateral management fees not included in securities lending income paid to BNYM	$0	$0	$0
Administrative fees not included in securities lending income paid to BNYM	$0	$0	$0
Indemnification fees not included in securities lending income paid to BNYM	$0	$0	$0
Rebates paid to (received from) borrowers	$0	$(7,674)	$(3,987)
Other fees not included in securities lending income paid to BNYM	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$(6,997)	$(3,646)
Net income from securities lending activities	$0	$7,828	$3,935

Securities Lending Activities	Delaware Ivy ProShares S&P 500 Bond Index Fund	Delaware Ivy S&P 500 Dividend Aristocrats Index Fund
Gross income from securities lending activities	$1,035	$0
Securities lending income paid to BNYM for services as securities lending agent	$120	$0
Cash collateral management fees not included in securities lending income paid to BNYM	$0	$0
Administrative fees not included in securities lending income paid to BNYM	$0	$0
Indemnification fees not included in securities lending income paid to BNYM	$0	$0
Rebates paid to (received from) borrowers	$(463)	$0
Other fees not included in securities lending income paid to BNYM	$0	$0
Aggregate fees/compensation for securities lending activities	$(343)	$0
Net income from securities lending activities	$1,378	$0

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

Portfolio Managers

I. Delaware Management Company

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of September 30, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Barry Gladstein* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 1	$419.1 million $0 $625.0 thousand	0 0 0	$0 $0 $0

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Portfolio Managers

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Chris Gowlland* Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 0 3	$2.6 billion $0 $4.4 billion	0 0 0	$0 $0 $0

*Mssrs. Gladstein and Gowlland were appointed to the Delaware Ivy S&P 500 Dividend Aristocrats Index Fund in November 2021. Other Accounts managed information is as of December 31, 2021.

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Funds. Additionally, the management of multiple other funds or accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

Some of the accounts managed by the portfolio manager as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from April 1 of that year. Aggregate staff profit share is linked to Macquarie Group's profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. It is currently proposed that the retained amounts will be invested in the MEREP subject to shareholder approval of the plan. The increased use of equity for employee remuneration will enhance the alignment between the interests of staff and shareholders as well as Macquarie Group's ability to attract and retain high quality staff. Compensation is not directly based on the pre or post tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

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Ownership of Securities

As of September 30, 2021, the portfolio managers did not own any shares of the Funds.

II. ProShare Advisors

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of September 30, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Benjamin McAbee Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 6 2	$1,279,765,987 $85,118,444 $156,827,225	0 0 0	$0 $0 $0
Alexander Ilyasov Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	72 18 3	$5,419,696,555 $4,273,596,624 $213,642,214	0 0 0	$0 $0 $0
Scott Hanson Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	45 0 1	$1,183,754,175 $0 $56,814,989	0 0 0	$0 $0 $0
Michael Neches Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	161 0 3	$55,077,055,689 $0 $496,467,034	0 0 0	$0 $0 $0
Devin Sullivan Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	85 0 3	$49,110,125,627 $0 $496,467,034	0 0 0	$0 $0 $0

Description of Material Conflicts of Interest

Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities.

In the course of providing advisory services, ProShare Advisors may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. ProShare Advisors also may recommend the purchase or sale of securities that may also be recommended by ProFund Advisors LLC, an affiliate of ProShare Advisors.

ProShare Advisors, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in ProShare Advisors’ clients, such as the Funds. Thus ProShare Advisors may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. ProShare Advisors may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

Compensation Structure

ProShare Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and

53

Portfolio Managers

market rates. The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Ownership of Securities

As of May 31, 2021, the portfolio managers did not own any shares of the Funds.

Trading Practices and Brokerage

The Manager selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

One of the duties undertaken by the Manager pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Fund. For each of Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund and Delaware Ivy ProShares S&P 500 Bond Index Fund, the Manager has delegated this duty primarily to the Fund's sub-advisor.

With respect to most Funds with fixed-income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions primarily are paid for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained.

The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the Manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or the Manager otherwise may combine orders for a Fund with those of the non-Transaction Funds or the Transaction Funds, or other accounts for which it has investment discretion, including accounts affiliated with the Manager. The Manager, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an IPO, the Manager ordinarily will allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures.

For a partially filled IPO order, subject to certain variances specified in the written procedures, the Manager generally allocates the shares pro rata among the included funds and/or advisory accounts based on the total assets of each account, subject to adjustments for de minimis allocations and round lots. Funds/accounts with investment strategies and policies that make an IPO more appropriate for those accounts may receive greater allocations compared to accounts for which the IPO is less suitable. An amount otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate the account’s cash availability, position limitations and investment restrictions. In such cases, the shares that would otherwise have been allocated to such accounts shall be reallocated to the remaining accounts in accordance with the written procedures. In all cases, the Manager seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its portfolios/funds and other advisory accounts.

Similarly, to the extent permitted by applicable law, a Fund’s sub-advisor may aggregate the securities to be sold or purchased for the Fund with those of other accounts managed by the sub-advisor. The sub-advisor is obligated to allocate any securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it believes to be the most equitable and consistent with its fiduciary obligations to the Fund and such other accounts.

Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.

54

Fund sub-advisors are required to effect derivative transactions using derivatives documentation executed by the Manager (e.g., ISDA Master Agreements and corresponding documents). A Fund’s sub-advisor is not authorized to trade derivative instruments under any other derivatives documentation.

To effect the portfolio transactions of a Fund, the Manager is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services directly or through others (research and brokerage services) considered by the Manager to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which the Manager has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by the Manager that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to the Manager. The Manager does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits the Manager from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Manager and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Manager in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by the Manager.

Such investment research (which may be supplied by a third party) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of the Manager; serves to make available additional views for consideration and comparisons; and enables the Manager to obtain market information on the price of securities held in a Fund’s portfolio or being considered for purchase.

The following table sets forth the brokerage commissions paid by each of the Funds during the past three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019. These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

During the last three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Fund were as follows:

	2021	2020	2019
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$2,901	$4,754	$5,731
Delaware Ivy ProShares MSCI ACWI Index Fund	$12,060	$14,990	$10,295
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	$14,529	$277,219	$10,374
Delaware Ivy ProShares S&P 500 Bond Index Fund	$0	$0	$0
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund	$31,076	$35,523	$25,248

The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended September 30, 2021 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

	Amount of Transactions	Brokerage Commissions
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund	$0	$0
Delaware Ivy ProShares MSCI ACWI Index Fund	$0	$0
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund	$0	$0
Delaware Ivy ProShares S&P 500 Bond Index Fund	$0	$0

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Trading Practices and Brokerage

	Amount of Transactions	Brokerage Commissions
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund	$0	$0

As of September 30, 2021, the Funds held the following amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents:

Fund	Name of Broker/Dealer	Market Value of Aggregate Holdings
Delaware Ivy ProShares S&P 500 Bond Index Fund	Bank of America Corp. Citigroup, Inc. Goldman Sachs Group, Inc. JPMorgan Chase & Co. Morgan Stanley Prudential Financial, Inc. Wells Fargo & Co.	$2,538 $1,906 $3,147 $2,559 $2,622 $293 $3,266
Delaware Ivy ProShares MSCI ACWI Index Fund

Bank of America Corp.
Barclays plc
Citigroup, Inc.
Credit Suisse Group AG
Goldman Sachs Group, Inc.
JPMorgan Chase & Co.
Mizuho Financial Group, Inc.
Morgan Stanley
Prudential Financial, Inc.
UBS Group AG
Wells Fargo & Co.

$266 $43 $119 $37 $109 $404 $28 $116 $35 $53 $160

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Funds have the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Sales Charges for Class A and Class E Shares

The Distributor reallows to broker-dealers a portion of the sales charge paid for purchases of Class A or Class E shares as described below and in the Prospectus. A major portion of the sales charge for Class A and Class E shares and the CDSC for certain Class A shares and Class E shares are paid to financial advisors and registered representatives of third-party broker-dealers. The Distributor may compensate financial advisors for purchases with no associated front-end sales charge or CDSC.

The Distributor may pay dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:

•
1.00% - Sales of $250,000 to less than $4 million

•
0.50% - Sales of $4 million to less than $50 million

•
0.25% - Sales of $50 million or more

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On each purchase of the Class A and Class E shares of the Funds offered at the then public offering price, including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in each Fund’s then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A and Class E Shares).

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of the Fund. Shareholders of the Funds’ Institutional Classes may not vote on any matter that affects the Retail Classes’ distribution plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

Noncumulative Voting

The Trust’s shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchasing Shares

The Shares of the Funds

The shares of each of the Funds represent an interest in that Fund’s securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

The Funds offer Class A and Class E and Class R shares (except for Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund and Delaware Ivy ProShares S&P 500 Bond Index Fund, which do not offer Class R shares). In addition, the Funds offer Class I shares and Delaware Ivy S&P 500 Dividend Aristocrats Index Fund offers Class R6 shares.

Class A and Class E shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC.

Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Each Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal dividend, liquidation and redemption rights. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust. There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust.

To the extent authorized by law, the Funds reserve the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class.

Purchase, Redemption and Pricing of Shares

Purchase of Shares

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Purchasing Shares

Minimum Initial and Subsequent Investments

The Funds’ initial and subsequent investment minimums generally are as follows, although the Funds and/or the Distributor may reduce or waive the minimums in some cases:

For Class A and Class E shares, initial investments must be at least $750 with the exceptions described in this paragraph. A minimum initial investment described in the Prospectus pertains to certain exchanges of shares from one fund to another fund within the Delaware Funds. A $150 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $50 or more made from a bank account. Shareholders purchasing through payroll deduction and salary deferral and/or employers making contributions to retirement accounts established with employer discretionary contributions may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Delaware Funds or Shares of Funds within the InvestEd Portfolios.

With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

For Class I shares, Class R6 shares and Class R shares, please check with your broker-dealer, plan administrator or third party recordkeeper for information about minimum investment requirements.

Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Manager deems to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Funds may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Funds will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund’s shares will be sold for NAV determined at the same time the accepted securities are valued. The Funds will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Funds must comply with the applicable laws of certain states.

Reduced Sales Charges (Applicable to Class A and Class E shares only)

Lower sales charges on the purchase of Class A and Class E shares are available by:

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Rights of Accumulation: Effective July 1, 2021, upon your request, you can combine your holdings or purchases of the Fund and all share classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC), as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your financial intermediary, the Distributor or the Transfer Agent at the time of purchase. You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note you cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time. This feature may be available at a later time.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds within the Delaware Funds held in any MAP or SPA program through the predecessor parent company, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than 90 days after the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the 30 calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If the Distributor reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at 5% of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in the Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination

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of the LOI, and the applicable sales charge specified in the Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within the Delaware Funds will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence will not be considered for purposes of meeting the terms of an LOI. You cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time in order to fulfill your LOI. This feature may be available at a later time.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A and/or Class E shares in any other account that you may own, with your shares of any of the funds within the Delaware Funds held in any MAP or SPA program through the predecessor parent company, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (e.g., you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

2. All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.

3. All purchases of Class A shares made by you or your spouse for (a) your respective IRAs or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code may be grouped, provided that such purchases are subject to a sales charge (see Sales Charge Waivers for Certain Transactions below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase) or (b) your respective employee benefit plan accounts under Section 401(a) of the Code, including a 401(k) plan, may be grouped, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

If you are investing $250,000 or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A or Class E shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A or Class E shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 12 months after your purchase, unless a specific waiver of the Limited CDSC applies. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a WISC representative can answer your questions and help you determine if you are eligible.

Large Purchases

Reduced sales charges apply to large purchases of the Class A and Class E shares of any of the funds within the Delaware Funds or InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A and Class E shares in any of the funds within the Delaware Funds and/or a purchase or holding of shares of InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge.

Net Asset Value Purchases of Class A and Class E Shares

Class A and Class E shares of a Fund may be purchased at NAV by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Delaware Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of

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Purchasing Shares

the Distributor, current and former employees of the Distributor and its affiliates, current and former financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of the predecessor parent company, and (for Class A shares only) former participants in the predecessor parent company 401(k) and Thrift Plan and/or the predecessor parent company Retirement Income Plan who are investing the distribution of plan assets into an IRA through the predecessor parent company. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A and Class E shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A and Class E shares at NAV into new accounts that are established after October 31, 2019.

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by the Distributor or its affiliates established for any of these eligible purchasers also may be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant also may be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of Class A shares. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

Trustees, officers, directors or employees of Minnesota Life Insurance Company (Minnesota Life) or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each may purchase Class A shares at NAV, including purchases into certain retirement plans and certain trusts for these individuals.

Clients of those financial intermediaries that have entered into an agreement with the Distributor and that have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients) may purchase Class A shares at NAV.

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker-dealers with which the Distributor has entered into selling agreements may purchase Class A and Class E shares at NAV.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares may be made at NAV by participants in an employee benefit plan described in Section 401(a) (including a 401(k) plan) or Section 457(b) of the Code, where the plan has 100 or more eligible participants, and the shares are held in individual plan participant accounts on the Fund’s records.

Purchases of Class E shares may be made at NAV for InvestEd 529 Plan accounts by participants in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deductions.

Individuals (other than those individuals whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I shares may purchase Class A shares at NAV.

Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which the Manager has entered into sub-advisory agreements may purchase Class A and Class E shares at NAV.

Individuals in a multi-participant employee benefit plan described in Sections 401(a), 403(b), or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless the Distributor has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver, may purchase Class A shares at NAV.

Individuals investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers may purchase Class A shares at NAV.

Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a), other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974 may purchase Class A shares at NAV, provided that such plan is assigned to the predecessor parent company as the broker-dealer of record at the time of transfer or rollover.

Purchases of Class A shares by individuals (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Delaware Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b), or 457(b) of the Code, and IRAs under Section 408 of the Code may be made at NAV, provided such reinvestment is made within 90 calendar days of receipt of the required minimum distribution.

Clients who transferred their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the InvestEd 529 Plan sponsored by the predecessor parent company due to the closing of the SM&R-sponsored 529 Plan, and who established their SM&R-sponsored Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R may purchase Class E shares at NAV.

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Individuals (other than individuals whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Transaction Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.

Individuals investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by the predecessor parent company may purchase Class A shares at NAV.

Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund are not charged a sales load and are purchased at NAV.

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

There is no front-end sales charge when you purchase $250,000 or more of Class A or Class E shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A or Class E shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A or Class E shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 12 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A or Class E shares being redeemed were purchased; or (2) the NAV of such Class A or Class E shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A or Class E shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A or Class E shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” for a description of the dealer commission that is paid.

Sales Charge Waivers for Certain Transactions

Class A or Class E shares may be purchased at NAV through:

Effective July 1, 2021, Class A or Class E shares may be purchased at NAV under the following circumstances, provided that you notify your financial intermediary in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

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Exchange of Class A or Class E shares of another fund within the Delaware Funds or shares of any portfolio within the InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

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Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

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Reinvestment of the proceeds up to 90 days after you redeem shares under certain circumstances. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Depending on the financial intermediary holding your account, your reinvestment privileges may differ from those described in this prospectus. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

Class E shares may be purchased at NAV through:

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Direct rollover initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code, (ii) the shares were purchased through a broker-dealer, and (iii) the selling agreement or any other agreement between the Distributor and the broker-dealer does not prohibit direct rollovers at NAV into another qualified state tuition program. The sales charge waiver only applies to the shares purchased with the direct rollover proceeds. Additional contributions made to your InvestEd Plan account will be assessed the applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.

Reasons for Differences in the Public Offering Price of Class A and Class E Shares

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Purchasing Shares

As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A and Class E shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A and Class E shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A and Class E shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A and Class E shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A and Class E shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A and Class E shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A and Class E shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges also may be used for certain short-term promotional activities by the Distributor. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A and Class E shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Investment Plans

Group Systematic Investment Program

Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Funds and the Distributor do not themselves organize, offer or administer any such programs. However, depending upon the size of the program, the Funds or the Distributor may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code. The Funds reserve the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

Converting Shares

Self-Directed Conversions. Subject to the requirements set forth below, you may be eligible to convert your Class A or Class I shares to another share class within the same fund.

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If you hold Class A shares and are eligible to purchase Class I shares or Class R6 shares as described in the sections entitled Class I Shares or Class R6 Shares in the Prospectus, you may be eligible to convert your Class A shares to Class I shares or Class R6 shares of the same fund.

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If you hold Class I shares and are eligible to purchase Class R6 shares, as described in the section entitled Class R6 Shares in the Prospectus, you may be eligible to convert your Class I shares to Class R6 shares of the same fund.

A conversion from Class A shares to another share class will be subject to any deferred sales charge to which your Class A shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of the Distributor to permit or reject such a conversion. A conversion between share classes of the same fund is not a taxable event.

Automatic Conversions. If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and your participation in that MAP or SPA program is terminated for any reason, your Class I shares may be automatically converted to Class A shares of the same Fund which have higher expenses (including Rule 12b-1 fees) than the expenses of the Class I shares. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

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If you hold Class I shares through a ‘wrap fee’ or asset allocation program or other fee-based arrangement sponsored by a nonaffiliated broker-dealer or other financial institution that has entered into an agreement with the Distributor, but subsequently become ineligible to participate in the program or withdraw from the program, you may be subject to conversion of your Class I shares by the program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Such conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You should contact your program provider to obtain information about your eligibility for the provider’s program and the class of shares you would receive upon such a conversion.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up an account that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each taxable year up to 100% of his or her earned income, up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2022, the Annual Dollar Limit is $6,000. For individuals who have attained age 50 by the last day of the taxable year for which the contribution is made, the Annual Dollar Limit also includes a catch-up contribution. The maximum annual catch-up contribution is $1,000 for 2022. For a married couple, the maximum annual contribution is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.

Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor’s (or the couple’s) adjusted gross income (AGI) exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined AGI does not exceed $214,000 for 2022 is not affected by his or her spouse’s active participant status.

An investor also may use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer’s retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer’s retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer’s eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisors or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by the Distributor.

Roth IRAs. Investors having eligible earned income and whose AGI (or combined AGI, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per taxable year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of an investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years and the account holder has reached age 59½ (or certain other conditions apply).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees of Small Employers (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees’ retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee’s compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans.

SIMPLE Plans involve fewer administrative requirements, generally, than traditional 401(k) or other Qualified Plans.

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Investment Plans

Owner-Only Plans. An owner-only plan, which is available to self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under this type of plan can contribute up to 100% of his or her annual earned income, with a maximum of $61,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2022. This plan- type does not include 401(k) or Roth 401(k) options.

Individual 401(k)/Exclusive(k) ® Plans allow self-employed individuals (and their spouses who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $61,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2022. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,500.

Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

457(b) Plans. If an investor is an employee of a state or local government or of certain types of tax-exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)(7)/TSAs — Custodial Accounts and ERISA 403(b) Plans. If an investor is an employee of a public school system, a church or other Code Section 501(c)(3) (that is, tax-exempt charitable or certain other organization), he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

Coverdell Education Savings Accounts. Although not technically for retirement savings, a Coverdell education savings account (ESA) provides a vehicle for saving for a child’s education. An ESA may be established for the benefit of any minor, and any person whose AGI does not exceed certain levels may contribute each taxable year up to $2,000, excluding rollover and transfer contributions, to an ESA (or to each of multiple ESAs) for the same beneficiary.

Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with “special needs,” as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay for the “qualified education expenses” of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.

More detailed information about these arrangements and applicable forms are available from the Distributor. These tax-advantaged retirement and other savings plans and other accounts may be treated differently under state and local tax laws and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax advisor or pension consultant.

Determining Offering Price and Net Asset Value

Determination of Offering Price

Orders for purchases and redemptions of Class A or Class E shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Funds’ other share classes are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Financial intermediaries are responsible for transmitting orders promptly.

Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00pm, Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day’s NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Funds’ next Business Day.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund’s total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price.

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If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, CMBS, and US government agency MBS, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. A Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

Each Class of a Fund will bear a pro rata portion of the common expenses of the Fund. Each class of a Fund will record a pro rata portion of income earned by the Fund. The pro rata calculation will be based on each class’s percentage of net assets in the Fund. The Institutional share classes will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans, and Class R6 shares will not incur any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to any broker, dealer, or other financial intermediaries. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

The SEC recently adopted the new Rule 2a-5 under the 1940 Act, which will establish an updated regulatory framework for registered investment company valuation practices and may impact a Fund's valuation policies following the effective compliance date in September 2022.

Redemption and Exchange

General Information

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable.

Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account. The $10 fee is waived for the Trustees and officers of the Trust or of any affiliated entity of the Distributor, employees of the Distributor or of any of its affiliates, current financial advisors of the predecessor parent company and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each such Trustee,

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Redemption and Exchange

officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent. WISC can send redemption proceeds via wire only to a United States domestic bank. Foreign wires are not permitted.

Flexible Withdrawal Service for Class A Shareholders

You may arrange to receive through the Flexible Withdrawal Service (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of any of the funds within the Delaware Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Certain Class A shares to which the CDSC otherwise applies that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

You can choose to have shares redeemed to receive:

1. a monthly, quarterly, semiannual or annual payment of $50 or more;

2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares may be redeemed on any business day. Payments are made within 5 days of the redemption.

Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in your recognizing a gain or loss for federal income tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund also can terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your federal income tax return.

Flexible Withdrawal Service for Class E Shareholders

You may arrange to receive through the Service regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class E shares that you own in a Fund. It would be a disadvantage to an investor to make additional purchases of shares while the Service is in effect because it would result in duplication of sales charges. Certain shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal outside of the Service.

You can choose to have shares redeemed to receive:

1. A monthly, quarterly, semiannual or annual payment of $50 or more;

2. A monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3. A monthly or quarterly payment which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

The Service is subject to the following conditions:

1. Withdrawal must be used for the benefit of the named Designated Beneficiary on the account.

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2. Withdrawal must be used for “qualified higher education expenses” (as defined in the Code).

Shares may be redeemed on any business day. Payments are made within 5 days of the redemption.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may result in a gain or loss for tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment. You may, at any time, change the manner in which you have chosen to have the shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Trust also can terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your federal income tax return.

Exchange of Shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please see “Redemption and Exchange—Limitations on Exchanges” if you are a shareholder of a Transaction Fund.

Exchanges for Shares of Other Delaware Funds or Shares of Funds within the InvestEd Portfolios

Class A Share Exchanges

Once a sales charge has been paid on Class A shares of a Delaware Fund or on shares of InvestEd Portfolios (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another fund within the Delaware Funds or shares of the InvestEd Portfolios. Minimum initial investment and subsequent investment requirements apply to such exchanges.

You may exchange Class A shares you own in another Delaware Fund or shares of InvestEd Portfolios for Class A shares of a Delaware Fund without charge if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid. Minimum initial investment and subsequent investment requirements apply to such exchanges.

You may redeem your Class A shares of a Delaware Fund and use the proceeds to purchase Class I shares of the Fund if you meet the criteria for purchasing Class I shares.

Class E Share Exchanges

Class E shares of a Delaware Fund may be exchanged for Class E shares of any other fund within the Delaware Funds that offers Class E shares. Pursuant to rules applicable to all 529 Plans, you may only exchange your Class E shares in your Delaware Funds InvestEd 529 Plan account twice each calendar year or upon a change in the Designated Beneficiary on the account.

Class I Share Exchanges

Class I shares of a Delaware Fund may be exchanged for Class I shares of any other fund within the Delaware Funds that offers Class I shares.

Class R6 Share Exchanges

Class R6 shares of a Delaware Fund may be exchanged for Class R6 shares of any other fund within the Delaware Funds that offers Class R6 shares.

Class R Share Exchanges

Class R shares of a Delaware Fund may be exchanged for Class R shares of any other fund within the Delaware Funds that offers Class R shares.

General Exchange Information

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within the Transaction Funds may be sold only within the United States, the Commonwealth of Puerto Rico, and the US Virgin Islands. In addition, each fund within the Delaware Funds also may be sold in Guam.

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Redemption and Exchange

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Delaware Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Delaware Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder’s exchange privilege.

An exchange is considered a taxable event and may result in a capital gain or a capital loss, for federal income tax purposes.

The transfer agent for the Delaware Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Abandoned Property

It is the responsibility of the shareholder to ensure that WISC maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to WISC. If WISC is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. WISC is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. If your account has no shareholder-initiated activity for a period of time, determined by each state, WISC may be required to transfer the shares to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.

Reinvestment Privilege

Each Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A and Class E shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A and Class E shares of that Fund at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 calendar days for Class E shares and 90 calendar days for Class A shares after your redemption request was received in good order, and the Fund must be offering Class A or Class E shares of the Fund at the time your reinvestment request is received (minimum investment amounts will apply). You can do this only once each calendar year as to Class A shares of a Fund. The reinvestment must be made into a Transaction Fund and class of shares from which it had been redeemed. Shareholders impacted by a Transaction Fund liquidation have up to 90 days to buy back into Class A shares of another Transaction Fund at NAV upon reentry and notification to the transfer agent or the shareholder’s financial intermediary.

This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Each Fund also offers a reinvestment privilege for certain Class A and Class E shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. The CDSC, if applicable, will not apply to the proceeds of Class A and Class E (as applicable) shares of a Fund which are redeemed, if equal to or greater than $10.00, and then reinvested in shares of the same class of the Fund within 60 calendar days for Class E shares and 90 calendar days for Class A shares after such redemption. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received.

Your written request to do this must be received within 60 calendar days for Class E shares and 90 calendar days for Class A shares after your redemption request was received in good order. You can do this only once each calendar year as to certain Class A and Class E shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into a Transaction Fund and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Mandatory Redemption of Certain Small Accounts

Each Fund has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $650. The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 calendar days to bring their accounts up to the minimum before this redemption is processed.

Limitations on Exchanges

If you received shares of a Transaction Fund, you may not be able to exchange shares of your Fund into other non-Transaction Funds at the current time.

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Distributions and Taxes

Taxes

General

Each Fund is treated as a separate corporation for federal tax purposes. Each Fund has elected and qualified since its inception for treatment as a registered investment company (RIC) under the Code, and each intends to continue to qualify for that treatment so that it is relieved of federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and 90% of its net tax-exempt income, if any, including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year (Distribution Requirement) and must meet several additional requirements. For each Fund, these requirements include the following:

•
the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts, or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and

•
at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than US government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

The gains that a Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund's investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by a Fund in precious metals, structured notes linked to precious metals or options or futures contracts on precious metals made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, notes, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, notes, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. Each Fund that invests in such metals, notes, options or futures contracts intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.

A Fund will be able to cure a failure to satisfy any of the Income and RIC Diversification Requirements under the RIC Modernization Act of 2010 (the Modernization Provisions) as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

If any Fund failed to qualify for treatment as a RIC for any taxable year and was unable, or determined not to, avail itself of the Modernization Provisions, then for federal tax purposes, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the shareholders would treat all those distributions, including distributions of net capital gain and, for each Municipal Fund, distributions that otherwise would be “exempt-interest dividends” as described below, as taxable dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income, except as follows: (i) for individual and certain other noncorporate shareholders (each, a “noncorporate shareholder”), the part of such dividends that is “qualified dividend income” (as defined below under Shareholder Tax Considerations) would be subject to federal income tax at the rates for net capital gain ‑ a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually); and (ii) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions a Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

Each Fund will be subject to a nondeductible 4% federal excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

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Distributions and Taxes

When a Fund engages in securities lending, while securities are loaned out by such Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass- through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Partnerships and QPTPs

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income. All of the net income derived by a fund from an interest in a QPTP will be treated as Qualifying Income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for US federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for US federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs generally are expected to be treated as partnerships for US federal income tax purposes, some MLPs may be treated as passive foreign investment companies or “regular” corporations for US federal income tax purposes. The treatment of particular MLPs for US federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and US possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Subject to its investment policies and restrictions, a Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.

Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, a Fund might make a “qualified electing fund” (QEF) or “marked-to-market” election. If a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary

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earnings and net capital gain ‑ which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax ‑ even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to mark-to-market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

Each Fund that is permitted to invest in forward currency contracts may elect to treat gains and losses from those contracts as capital gains or losses. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies (see the discussion under General above regarding options and futures contracts on gold), will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any Financial Instrument to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax.

A Fund's need to satisfy the Income Requirement and the RIC Diversification Requirements to qualify for treatment as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement in particular, whether such a payment is, wholly or partially, ordinary income or capital gain will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the IRS. While each Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the IRS might not accept that treatment. If it did not, a Fund's status as a RIC might be affected. The Funds intend to monitor developments in this area.

Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, foreign currency contracts and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which a Fund may invest will be “Section 1256 contracts.” Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked to market (that is, treated as sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise Tax. A Fund may need to distribute any net marked-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income,

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Distributions and Taxes

and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain a Fund recognizes, even though it may not have closed the transactions and received cash to pay distributions of that gain.

Under Code Section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income, rather than affecting the amount of its net capital gain. (Note, however, that under certain circumstances, a Fund may make an election to treat foreign currency gain or loss on certain forward contracts, futures contracts and options as capital gain or loss). If a Fund's Section 988 losses (other than those to which such an election applies) exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures, or forward currency contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

The premium a Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

Income from REITs

Subject to its investment policies and restrictions, a Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be “excess inclusion income.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income; however, those regulations have not yet been issued.

Under a 2006 Notice issued by the IRS, a portion of a Fund’s income from a US REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, TMP directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax- exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income. However, no Fund will invest directly in REMIC residual interests or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Income from OID Securities

Subject to its investment policies and restrictions, a Fund may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of OID on tax-exempt securities) the OID that

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accrues on them during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income each taxable year, securities it receives as “interest” on PIK securities. Because a Fund annually must distribute (1) substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to avoid imposition of the Excise Tax, and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID), to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Convertible Securities

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Shareholder Tax Considerations

Dividends a Fund pays to you from its investment company taxable income will be taxable as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the federal income tax rates for net capital gain ‑ a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) ‑ the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations ‑ subject to similar restrictions.

Distributions to you of a Fund’s net capital gain (net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs and other tax-exempt investors will be subject to federal income tax on dividends and capital gain distributions received from a Fund, regardless of whether they are received in cash or additional Fund shares.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.

Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund share (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.

A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. The Funds will calculate the shareholder’s cost basis using its default method, unless the shareholder instructs a Fund to use a different calculation method. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short- term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations ‑ which may occur for one or more Funds, the Fund will be eligible to, and may file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or US possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the

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Distributions and Taxes

foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individual shareholders of a Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes a Fund paid if the shareholder has not held that Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a US trade or business.

Income dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate) and US estate tax. Income from a Fund that is effectively connected with a US trade or business carried on by a foreign shareholder will subject ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Generally, dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or is contingent interest; and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Funds reserve the right to not report interest- related dividends or short-term capital gain dividends. Additionally, the Funds’ reporting of interest-related dividends or short- term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder’s country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN-E (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN-E provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign tax.

Foreign shareholders may be subject to US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Funds from net long-term capital gains, exempt-interest dividends, interest-related dividends and short- term capital gain dividends, if such amounts are reported by the Funds. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to back-up withholding at a rate of 24%, if such shareholder fails to properly certify that he or she is not a US person.

Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. After December 31, 2018, FATCA withholding also would have been applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale or a redemption of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding no longer is required unless final regulations provide otherwise (which is not expected). As more fully discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts US persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, also certifies that (i) it has no substantial US persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be a

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Fund). The Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has US accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with US regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, by also certifying that either (1) it does not have any substantial US owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisor regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

The foregoing is an abbreviated summary of certain federal income tax considerations affecting each Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisor for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.

Performance Information

To obtain the Funds’ most current performance information, please call 888 923-3355 or visit our website at ivyinvestments.com.

Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

The Funds’ Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of PricewaterhouseCoopers LLP (PwC), the independent registered public accounting firm for the Trust, for the fiscal year ended September 30, 2021, are included in the Funds’ Annual Reports to shareholders. The financial statement information for fiscal years ended prior to September 30, 2021 were audited by the Funds’ prior independent registered public accounting firm. The financial statements and Financial Highlights, the notes relating thereto and the report of PwC listed above are incorporated by reference from the Annual Reports into this SAI. PwC, which is located at 2001 Market Street, Philadelphia, PA 19103, was selected as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2022.

Principal Holders

As of January 3, 2022, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. Management does not have knowledge of beneficial owners.

Class	Name and Address of Account	Percentage
DELAWARE IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND
Class A	Ivy Investment Management Company Shawnee Msn, KS	84.77%

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Principal Holders

Class	Name and Address of Account	Percentage
	Lpl Financial Services San Diego, CA	5.06%
Class E	Ivy Investment Management Company Shawnee Msn, KS	83.60%
Class I	Lpl Financial Services San Diego, CA	92.34%
	Adp Access Boston, MA	5.60%
	Ivy Investment Management Company Shawnee Msn, KS	94.40%
DELAWARE IVY PROSHARES MSCI ACWI INDEX FUND
Class A	Lpl Financial Services San Diego, CA	75.18%
Class E	Judith A Larson Northglenn, CO	8.24%
	Lisa Dilek Scottsdale, AZ	10.58%
Class I	Lpl Financial Services San Diego, CA	92.98%
DELAWARE IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND
Class A	Amy Trawick Burke, VA	7.51%
	Lpl Financial Services San Diego, CA	16.94%
Class E	Edward L Maschmeier Evans City, PA	7.48%
	Jan E Stubbs The Villages, FL	5.91%
	Stephen Rice Lynden, WA	14.93%
	Tulika Dugar Bellevue, WA	10.16%
Class I	Lpl Financial Services San Diego, CA	94.09%
DELAWARE IVY PROSHARES S&P 500 BOND INDEX FUND
Class A	Ameritrade Clearing Omaha, NE	8.13%
	Lpl Financial Services San Diego, CA	41.59%
	Timothy D France El Cajon, CA	7.91%
Class E	John Dean San Mateo, CA	6.30%
	Kiran Kamity San Jose, CA	18.62%
	Kosta J Petsas Moss Beach, CA	7.22%

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Class	Name and Address of Account	Percentage
	Timothy B Quigley Kenilworth, IL	5.28%
Class I	Lpl Financial Services San Diego, CA	90.69%
DELAWARE IVY S&P 500 DIVIDEND ARISTOCRATS INDEX FUND
Class A	Ameritrade Clearing Omaha, NE	12.79%
	Lpl Financial Services San Diego, CA	19.01%
Class E	Steven W Hunt Alamo Heights, TX	9.03%
Class I	Lpl Financial Services San Diego, CA	72.79%
	Mitra & Co Milwaukee, WI	20.19%
Class R	Pai Trust De Pere, WI	100.00%
Class R6	Ivy Invested 70 Portfolio Shawnee Msn, KS	6.75%
	Waddell & Reed Advisors Wilshire Shawnee Mission, KS	81.87%

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Appendix A — Description of Ratings

Corporate Obligation Ratings

Moody’s Investment Grade

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

Moody’s Below Investment Grade

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

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C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody’s

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P’s ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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Appendix B — Trustee Compensation

The fees paid to the Transaction Fund Trustees were allocated among the funds within the Transaction Funds Complex based on each fund’s relative asset size. During the fiscal year ended September 30, 2021, the Trustees of the Transaction Funds prior to and after April 30, 2021 and the Trustees of the Transaction Funds prior to April 30, 2021 received (or were entitled to receive) the following compensation for service as a Trustee of the Trust and each of the other trusts within the Transaction Funds Complex:

Predecessor Independent Trustee	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]	Total Compensation from the Investment Companies in the Transaction Funds Complex deferred
James M. Concannon	$157,298	$186,667	$45,000
H. Jeffrey Dobbs	$190,170	$225,586	$0
James D. Gressett	$165,732	$196,667	$37,500
Joseph Harroz, Jr.[2]	$249,920	$289,336	$10,000
Glendon E. Johnson, Jr.	$165,732	$196,667	$0
Sandra A.J. Lawrence	$190,502	$226,003	$0
Frank J. Ross, Jr.	$181,195	$215,000	$0
Michael G. Smith	$168,555	$200,000	$121,250
Edward M. Tighe[3]	$83,113	$98,750	$7,875

1 No pension or retirement benefits have been accrued as a part of the Trust’s expenses.

2 Mr. Harroz received an additional annual fee of $100,000 for his services as Independent Chair of the predecessor Board and of the Board of Trustees of each of the other trusts within the predecessor Fund Complex.

3 Retired as of December 31, 2020.

Predecessor Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]
Henry J. Herrmann	$0	$0
Philip J. Sanders	$0	$0

1 No pension or retirement benefits have been accrued as a part of the Trust’s expenses.

Neither Mr. Herrmann nor Mr. Sanders received compensation from any of the funds in the Transaction Fund Complex. The officers, as well as the Interested Trustees, were paid by the Transaction Funds’ prior investment manager or its affiliates.

The board of directors of the Ivy Predecessor Funds created an honorary position of Director Emeritus, whereby a director of the Ivy Predecessor Funds who attained the age of 75 was required to resign his or her position as director and, unless he or she elected otherwise, to serve as a Director Emeritus, provided the director had served on the board of the Ivy Predecessor Funds (or predecessor entity) for at least five years, which need not have been consecutive. A Director Emeritus had no authority or responsibility with respect to the management of the Funds, but did receive fees in recognition of his or her past services, whether or not services were rendered in his or her capacity as Director Emeritus. The Board has eliminated the plan for present and future Board members.

Under the Ivy Predecessor Funds board’s plan, a Director Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a director of the Ivy Predecessor Funds.

Similarly, the board of the WRA Funds created an honorary emeritus position for former trustees of those funds (a “WRA Funds Trustee Emeritus”). Under that plan, an incumbent trustee who had attained the age of 70 could elect to serve as a Trustee Emeritus. Alternatively, if a trustee was initially elected on or after May 31, 1993 to the board of the WRA Funds or to the board of trustees of either Ivy VIP or InvestEd Portfolios (each, an “Other Trust”), or as a director of a fund to which the WRA Funds or an Other Trust was the successor, and had attained the age of 78, such trustee was required to resign his or her position as trustee and, unless he or she elected otherwise, serve as Trustee Emeritus. In either case, that trustee must have served as a trustee or director of the WRA Funds or an Other Trust for at least five years, which need not have been consecutive. A WRA Funds Trustee Emeritus received fees in recognition of his or her past services whether or not services were rendered in his or her Emeritus capacity, but he or she had no authority or responsibility with respect to the management of the Trust. The board of the WRA Funds combined with the Board of the Transaction Funds in 2017; therefore, the only Trustees on the Board of the Transaction Funds who were eligible for the position of WRA Funds Trustee Emeritus were those Trustees who were trustees of the WRA Funds on December 31, 2016. The Board has eliminated the WRA Funds Trustee Emeritus plan for past, present and future Board members effective on April 30, 2021, and the Funds discontinued payments under the plan on that date.

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A WRA Funds Trustee Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a trustee or director. If a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust before May 31, 1993, such annual fee was payable as long as the trustee or director held WRA Funds Trustee Emeritus status, which could have been for the remainder of his or her lifetime. However, if a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust on or after May 31, 1993, such WRA Funds Trustee Emeritus received such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her emeritus service, or in an equivalent lump sum. A Trustee who took the position of WRA Funds Trustee Emeritus after January 1, 2017, was only entitled to receive an annual fee in an amount equal to the annual retainer he or she received in 2016.

Each of Messrs. Jarold W. Boettcher, John A. Dillingham, and Frederick Vogel III served as a WRA Funds Trustee Emeritus. Mr. Vogel initially was elected to a board of directors of a fund in the Fund Complex before May 31, 1993, and therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a Director until the plan was eliminated. Each of the other WRA Funds Trustee Emeritus initially were elected after May 31, 1993, and each therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a trustee for three years commencing upon the date he became a WRA Funds Trustee Emeritus.

The fees paid to each WRA Funds Trustee Emeritus were allocated among the funds that were in existence at the time the WRA Funds Trustee Emeritus was elected to that status, based on each fund’s net assets at that time. As a result of transactions by which certain Transaction Funds assumed the assets and liabilities of corresponding predecessor WRA Funds, such payments were the responsibility of the corresponding successor Funds.

The following table shows the total fees paid, as well as the portion of those fees paid by the Trust to the current WRA Funds Trustee Emeritus, for the fiscal year ended September 30, 2021:

Trustee Emeritus	Aggregate Compensation from the Trust	Total Compensation from the Investment Companies in the Transaction Funds Complex[1]
Jarold W. Boettcher	$125,828	$150,000
John A. Dillingham	$35,508	$42,500
Frederick Vogel III	$45,330	$58,875

1 No pension or retirement benefits have been accrued as a part of the Trust’s expenses.

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Appendix C — Proxy Voting Guidelines — ProShare Advisors LLC

Policies and Procedures

It is the policy of ProShare Advisors to seek to maximize shareholder value and protect shareowner interests when voting proxies on behalf of its clients. ProShare Advisors seeks to achieve this goal by utilizing a set of proxy voting “Guidelines” that are maintained and implemented by an independent service, Institutional Shareholder Services (“ISS”). The Guidelines are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Topics included in the Guidelines include but are not limited to:

•
Election of Directors—considering factors such as director qualifications, term of office, age limits.

•
Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•
Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•
Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•
Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•
Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.

•
Capital Structure—considering factors such as common stock authorization and stock distributions.

•
Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•
State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•
Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.

•
Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.

•
Social and Corporate Responsibility Issues—considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by ProShare Advisors, and a complete copy of the Guidelines is available upon request. For more information about the Guidelines, please visit the ISS web site at

https://www.issgovernance.com/file/policy/2016-americas-policy-updates.pdf.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between Fund shareholders and ProShare Advisors, the underwriter or any affiliates thereof. Due to the limited nature of ProShare Advisors’ activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of ProShare Advisors’ Proxy Review Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, ProShare Advisors will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Review Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

ProShare Advisors, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year.

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